Exhibit 10.4

Dated 1 December 2009
LBG CAPITAL NO. 1 plc

and

LBG CAPITAL NO. 2 plc
as Issuers

LLOYDS BANKING GROUP plc

and

LLOYDS TSB BANK plc
as Guarantors

and

BNY CORPORATE TRUSTEE SERVICES LIMITED
as Trustee

TRUST DEED

constituting the
£5,000,000,000 Enhanced Capital Note Programme unconditionally and irrevocably guaranteed by
Lloyds Banking Group plc and/or Lloyds TSB Bank plc

Ref: KJT/APG/MPT

Linklaters LLP

Table of Contents

Contents		Page

1	Interpretation	1

2	Issue of ECNs and Covenant to pay	7

3	Form of the ECNs	11

4	Stamp Duties and Taxes	14

5	Guarantee and Indemnity	14

6	Set-Off and Solvency Condition	19

7	Application of moneys received by the Trustee	20

8	Conversion	22

9	Covenant of Compliance	23

10	Covenants	23

11	Remuneration and Indemnification of the Trustee	26

12	Provisions supplemental to the Trustee Act 1925 and the Trustee Act 2000	27

13	Trustee Liability	31

14	Waiver	31

15	Trustee not precluded from entering into contracts	32

16	Modification and Substitution	32

17	Appointment, Retirement and Removal of the Trustee	34

18	ECNs held in Clearing Systems and Couponholders	34

19	Currency Indemnity	35

20	Communications	35

21	Further Issues	37

22	Governing Law	37

Schedule 1 Part A Form of Temporary Global Note	40

Schedule 1 Part B Form of Permanent Global Note	48

Schedule 1 Part C Form of Regulation S Global Certificate	57

Schedule 1 Part D Form of Unrestricted Global Certificate	64

 This Trust Deed is made on 1 December 2009 between:

(1)	LBG CAPITAL NO. 1 plc (“LBG Capital No. 1”) and LBG CAPITAL NO. 2 plc (“LBG Capital No. 2”) (each an “Issuer” and together, the “Issuers”);

(2)	LLOYDS BANKING GROUP plc (“LBG”) and LLOYDS TSB BANK plc (“LTSB”) (each, when specified as a guarantor in the relevant Final Terms, a “Guarantor” and together, the “Guarantors”); and

(3)	BNY CORPORATE TRUSTEE SERVICES LIMITED (the “Trustee”, which expression, where the context so admits, includes any other trustee for the time being of this Trust Deed).

Whereas:

(A)
LBG Capital No. 1 and LBG Capital No. 2 have established a programme (the “Programme”) for the issue from time to time of dated enhanced capital notes (“Dated ECNs”) and/or undated enhanced capital notes (“Undated ECNs” and together with the Dated ECNs, the “ECNs”) in an aggregate nominal amount outstanding at any one time not exceeding the Programme Limit to be constituted by this Trust Deed. Either, or both of, LBG and/or LTSB, as is specified as the relevant Guarantor in the relevant Final Terms has authorised the giving of a subordinated Guarantee in respect of the ECNs. In connection with Conversion of the ECNs, LBG has entered into a deed poll (the “Deed Poll”) dated the date hereof relating to the Programme.

(B)	The Trustee has agreed to act as trustee of this Trust Deed on the following terms and conditions.

This deed witnesses and it is declared as follows:

1	Interpretation

1.1
Definitions: Unless otherwise defined in this Trust Deed and unless the context otherwise requires, terms used in this Trust Deed shall have the meanings given to them in the Conditions or the Deed Poll, as applicable, and the following terms shall have the following meanings:

“ACSM Calculation Agent” means any person named as such in the Conditions or any Successor ACSM Calculation Agent

“Agency Agreement” means the paying and conversion agency agreement relating to the Programme dated the date of this Trust Deed, between the Issuers, the Guarantors, the Trustee, The Bank of New York Mellon, London Branch as initial Issuing, Paying and Conversion Agent and the other agents mentioned in it as shall be amended and/or supplemented from time to time

“Agents” means the Issuing, Paying and Conversion Agent, the other Paying and Conversion Agents, the Calculation Agent, the ACSM Calculation Agent, the Registrar, the other Transfer Agents or any of them as the context requires

“Appointee” means any agent, delegate, nominee or custodian appointed by the Trustee under this Trust Deed

“Auditors” means the independent auditors for the time being of the relevant Issuer or Guarantor, as the case may be, or, in the event of their being unable or unwilling promptly to carry out any action requested of them pursuant to the provisions of this Trust Deed, such other firm of accountants or such financial advisers of recognised standing as may be nominated by the relevant Issuer or Guarantor, as the case may be, and approved by the Trustee or, failing such nomination and/or approval, nominated by the Trustee for the purposes of this Trust Deed

“Bearer ECN” means an ECN in bearer form, and includes any replacement Bearer ECN issued pursuant to the Conditions and any temporary Global Note or permanent Global Note

“Calculation Agent” means any person named as such in the Conditions or any Successor Calculation Agent

“Certificate” means a registered certificate representing one or more Registered ECNs of the same Series and, save as provided in the Conditions, comprising the entire holding by an ECN Holder of his Registered ECNs of that Series and, save in the case of Global Certificates, being substantially in the form set out in Schedule 2

“Clearstream, Luxembourg” means Clearstream Banking, société anonyme

“Conditions” means in respect of (i) the Dated ECNs of each Series, the terms and conditions applicable thereto which shall be substantially in the form set out in Schedule 4 Part A and (ii) the Undated ECNs of each Series, the terms and conditions applicable thereto which shall be substantially in the form set out in Schedule 4 Part B, in each case as modified, with respect to any ECNs represented by a Global Certificate or a Global Note, by the provisions of such Global Certificate or Global Note, and in each case shall incorporate any additional provisions forming part of such terms and conditions set out in Part A of the Final Terms relating to the ECNs of that Series and shall be endorsed on the Definitive Notes subject to amendment and completion as referred to in the first paragraph of Schedule 4 Part A or Schedule 4 Part B, as the case may be, and any reference to a particularly numbered Condition shall be construed accordingly

“Contractual Currency” means, in relation to any payment obligation in respect of any ECN, the currency in which that payment obligation is expressed and, in relation to Clause 11, pounds sterling or such other currency as may be agreed between the relevant Issuer and the Trustee from time to time

“Coupons” means the bearer coupons relating to interest bearing Bearer ECNs or, as the context may require, a specific number of them and includes any replacement Coupons issued pursuant to the Conditions

“Definitive Note” means a Bearer ECN in definitive form having, where appropriate, Coupons and/or a Talon attached on issue and, unless the context requires otherwise, means a Certificate (other than a Global Certificate) and includes any replacement ECN or Certificate issued pursuant to the Conditions

“EEA Regulated Market” means a market which complies with the requirements set out in Article 4.1(14) of Directive 2004/39/EC of the European Parliament and of the Council on markets in financial instruments

“Euroclear” means Euroclear Bank S.A./N.V.

“Event of Default” means any of the conditions, events or acts provided in Condition 12(a) of the Dated ECNs or Condition 14(a) of the Undated ECNs, as the case may be, to be events upon the happening of which the ECNs would, subject only to notice by the Trustee as therein provided, become immediately due and repayable

“Exchange Act” means the United States Securities Exchange Act of 1934

“Extraordinary Resolution” has the meaning set out in Schedule 3

“Final Terms” means, in relation to any Tranche, the final terms specifying the relevant issue details of such Tranche, substantially in the form of Schedule 5 Part A and Part B

“FSMA” means the Financial Services and Markets Act 2000

“Global Certificate” means either a Regulation S Global Certificate, an Unrestricted Global Certificate or a Restricted Global Certificate, or both an Unrestricted Global Certificate and a Restricted Global Certificate, as the context may require representing Registered ECNs of one or more Tranches of the same Series that are registered in the name of a nominee for Euroclear, Clearstream, Luxembourg and/or any other clearing system

“Global Note” means a temporary Global Note and/or, as the context may require, a permanent Global Note

“Guarantee” means the guarantee and indemnity of each of the Guarantors in Clause 5

“Guarantor” means either or both of LBG and/or LTSB, as is specified as the Guarantor or the Guarantors in the relevant Final Terms

“Guarantor Senior Creditors” has the meaning set out in Condition 19 of the Dated ECNs or Condition 21 of the Undated ECNs, as the case may be

“holder” in relation to an ECN, Coupon or Talon, and “Couponholder” and “ECN Holder” have the meanings given to them in the Conditions

“Issue Date” in relation to any Tranche, has the meaning given to such term in the Final Terms of such Tranche

“Issuer Senior Creditors” has the meaning set out in Condition 19 of the Dated ECNs or Condition 21 of the Undated ECNs, as the case may be

“Issuing, Paying and Conversion Agent” means the person named as such in the Conditions or any Successor Issuing, Paying and Conversion Agent in each case at its specified office

“Liability” means any loss, damage, cost, charge, claim, demand, expense, judgment, action, proceeding or other liability whatsoever (including, without limitation, in respect of taxes, duties, levies, imposts and other charges) and including any irrecoverable value added tax or similar tax charged or chargeable in respect thereof and legal fees and expenses on a full indemnity basis

“Market” means the EEA Regulated Market of the London Stock Exchange

“outstanding” means, in relation to the ECNs, all the ECNs issued except (a) those that have been converted or redeemed in accordance with the Conditions, (b) those in respect of which the date for conversion or redemption has occurred and the Ordinary Share Sale Proceeds or redemption moneys (including all interest accrued on such ECNs to the date for such conversion or redemption and any interest payable after such date) have been duly paid to the Trustee or to the Issuing, Paying and Conversion Agent and remain available for payment against presentation and surrender of ECNs, Certificates, and/or Coupons, as the case may be, (c) those that have become void or in respect of which claims have become prescribed, (d) those that have been purchased and cancelled as provided in the Conditions, (e) those mutilated or defaced Bearer ECNs that have been surrendered in exchange for replacement Bearer ECNs, (f) (for the purpose only of determining how many ECNs are outstanding and without prejudice to their status for any other purpose) those Bearer ECNs alleged to have been lost, stolen or destroyed and in respect of which replacement ECNs have been issued, and (g) any temporary Global Note to the extent that it shall have been exchanged for a permanent Global Note and any Global Note to the extent that it shall have been exchanged for one or more Definitive Notes, in either case pursuant to its provisions provided that for the purposes of (1) ascertaining the right to attend and vote at any meeting of the ECN Holders, (2) the determination of how many ECNs are outstanding for the purposes of Conditions 12 and 13 of the Dated ECNs and Conditions 14 and 15 of the Undated ECNs, as the case may be, and Schedule 3 and (3) the exercise of any discretion, power or authority that the Trustee is required, expressly or impliedly, to exercise in or by reference to the interests of the ECN Holders, those ECNs that are beneficially held by or on behalf of the relevant Issuer, LBG or any of LBG’s subsidiaries and not cancelled shall (unless no longer so held) be deemed not to remain outstanding

“Paying and Conversion Agents” means the persons (including the Issuing, Paying and Conversion Agent) referred to as such in the Conditions or any Successor Paying and Conversion Agents in each case at their respective specified offices

“permanent Global Note” means a Global Note representing Bearer ECNs of one or more Tranches of the same Series, either on issue or upon exchange of a temporary Global Note, or part of it, and which shall be substantially in the form set out in Schedule 1 Part B

“Potential Event of Default” means an event or circumstance that would with the giving of notice, lapse of time, issue of a certificate and/or fulfilment of any other requirement provided for in Condition 12(a) of the Dated ECNs or Condition 14(a) of the Undated ECNs, as the case may be, become an Event of Default

“Programme Limit” means £5,000,000,000, being the maximum aggregate nominal amount of ECNs that may be issued and outstanding at any time under the Programme, as such limit may be increased from time to time

“Redemption Amount” means the Final Redemption Amount, the Optional Redemption Amount, the Capital Disqualification Redemption Price or the Tax Event Redemption Price, as the case may be, all as defined in the Conditions

“Register” means the register maintained by the Registrar

“Registered ECN” means an ECN in registered form

“Registrar” means the person named as such in the Conditions or any Successor Registrar in each case at its specified office

“Regulation S Global Certificate” means the global certificate representing Registered ECNs of the same Series, which are issued to persons that are not U.S. persons in an “offshore transaction” within the meaning of Regulation S under the Securities Act, substantially in the form set out in Schedule 1 Part C

“relevant Issuer” means the entity specified as the Issuer in the applicable Final Terms

“Restricted Global Certificate” means the global certificates which will represent that portion of each Tranche of ECNs of the same Series which are issued in the United States to “qualified institutional buyers” within the meaning of Rule 144A under the Securities Act in a private transaction in reliance upon an exemption from the registration requirements of the Securities Act for transactions by an issuer not involving a public offering in or substantially in the form set out in Schedule 1 Part E

“Rule 144A” means Rule 144A under the Securities Act

“Securities Act” means the United States Securities Act of 1933

“Series” means a series of ECNs comprising one or more Tranches, whether or not issued on the same date, that (except in respect of the first payment of interest and their issue price), have identical terms on issue and are expressed to have the same series number

“specified office” means, in relation to a Paying and Conversion Agent, the Registrar or a Transfer Agent, the office identified with its name at the end of the Conditions or any other office approved by the Trustee and notified to ECN Holders pursuant to Clause 10.10

“Successor” means, in relation to an Agent such other or further person as may from time to time be appointed by the Issuers and the Guarantors as such Agent with the written approval of, and on terms approved in writing by, the Trustee and notice of whose appointment is given to ECN Holders pursuant to Clause 10.10

“successor in business” means:

(i)
a company or other entity to whom the relevant Issuer validly and effectually, in accordance with all enactments, orders and regulations in force for the time being and from time to time, transfers the whole or substantially the whole of its business, undertaking and assets for the purpose of assuming and conducting the business of the relevant Issuer in its place; or

(ii)
any other entity which acquires in any other manner the whole or substantially the whole of the undertaking, property and assets of the relevant Issuer and carries on as a successor to the relevant Issuer the whole or substantially the whole of the business carried on by the relevant Issuer prior thereto

“Talons” mean talons for further Coupons or, as the context may require, a specific number of them and includes any replacement Talons issued pursuant to the Conditions

“TARGET System” means the Trans-European Automated Real-Time Gross Settlement Express Transfer (known as TARGET 2) System which was launched on 19 November 2007 or any successor thereto

“temporary Global Note” means a Global Note representing Bearer ECNs of one or more Tranches of the same Series on issue and which shall be substantially in the form set out in Schedule 1 Part A

“Tranche” means, in relation to a Series, those ECNs of that Series that are issued on the same date at the same issue price and in respect of which the first payment of interest is identical

“Transfer Agents” means the persons (including the Registrar) referred to as such in the Conditions or any Successor Transfer Agents in each case at their specified offices

“trust corporation” means a trust corporation (as defined in the Law of Property Act 1925) or a corporation entitled to act as a trustee pursuant to applicable foreign legislation relating to trustees and

“Unrestricted Global Certificate” means a Global Certificate substantially in the form set out in Schedule 1 Part D representing Registered Notes of one or more Tranches of the same Series that are offered and sold in an “offshore transaction” within the meaning of Regulation S and are registered in the name of a nominee of, and deposited in the name of a Common Depositary for, Euroclear, Clearstream, Luxembourg and/or any other clearing system.

1.2	Construction of Certain References: References to:

1.2.1	costs, charges, remuneration or expenses include any value added, turnover or similar tax charged in respect thereof

1.2.2
an action, remedy or method of judicial proceedings for the enforcement of creditors’ rights include references to the action, remedy or method of judicial proceedings in jurisdictions other than England as shall most nearly approximate thereto

1.2.3
“reasonable” or “reasonably” and similar expressions relating to the Trustee and any exercise of any power, opinion, determination or other similar matter shall be construed as meaning reasonable or reasonably (as the case may be) having regard to, and taking into account the interests of, the ECN Holders only

1.2.4
any statutory, other legislative or regulatory provisions shall be deemed also to refer to any modification or re-enactment thereof or any statutory instrument, order or regulation made thereunder or under such modification or re-enactment.

1.2.5
“principal”, unless the context otherwise requires, shall be deemed to include any premium payable in respect of the ECNs and all other amounts in the nature of principal payable pursuant to the Conditions or any amendment or supplement to the Conditions

1.2.6
“interest”, unless the context otherwise requires, shall be deemed to include any Accrued Conversion Interest and, in the case of the Undated ECNs, any Deferred Interest Payment and any Deferred Accrued Conversion Interest and in any such case shall be deemed to include any Additional Amounts that may be payable under Condition 10 of the Dated ECNs or Condition 12 of the Undated ECNs, as applicable or any undertaking given in addition to or in substitution for it under this Trust Deed in respect of any such amount.

1.3	Headings: Headings shall be ignored in construing this Trust Deed.

1.4
Contracts: References in this Trust Deed to this Trust Deed or any other document are to this Trust Deed or those documents as amended, supplemented or replaced from time to time in relation to the Programme and include any document that amends, supplements or replaces them.

1.5	Schedules: The Schedules are part of this Trust Deed and have effect accordingly.

1.6
Alternative Clearing System: References in this Trust Deed to Euroclear or Clearstream, Luxembourg shall, wherever the context so permits, be deemed to include reference to any additional or alternative clearing system approved by the Issuers, the Guarantor, the Trustee and the Issuing, Paying and Conversion Agent.

1.7	Contracts (Rights of Third Parties) Act 1999: A person who is not a party to this Trust Deed has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Trust Deed except and to the extent (if any) that this Trust Deed expressly provides for such Act to apply to any of its terms.

2	Issue of ECNs and Covenant to pay

2.1
Issue of ECNs: The Issuers may from time to time issue ECNs in Tranches of one or more Series on a continuous basis with no minimum issue size. Before issuing any Tranche, the relevant Issuer shall not later than two London Business days prior to the Issue Date give written notice or procure that it is given to the Trustee of the proposed issue of such Tranche, specifying the details to be included in the relevant Final Terms. Upon the issue by the relevant Issuer of any ECNs expressed to be constituted by this Trust Deed, such ECNs shall forthwith be constituted by this Trust Deed without any further formality and irrespective of whether or not the issue of such ECNs contravenes any covenant or other restriction in this Trust Deed or the Programme Limit.

2.2
Separate Series: The provisions of Clauses 2.3, 2.4, 2.5, 2.6 and 2.7 and of Clauses 3 to 19 and Schedule 3 (all inclusive) shall apply mutatis mutandis separately and independently to the ECNs of each Series and in such Clauses and Schedule the expressions “ECN Holders”, “Certificates”, “Coupons”, “Couponholders” and “Talons”, together with all other terms that relate to ECNs or their Conditions, shall be construed as referring to those of the particular Series in question and not of all Series unless expressly so provided, so that each Series shall be constituted by a separate trust pursuant to Clause 2.3 and that, unless expressly provided, events affecting one Series shall not affect any other.

2.3
Covenant to Pay: The relevant Issuer shall (but subject, in the case of Undated ECNs, to Clause 6.2 and Condition 5(a)) (a) on any date when any ECNs become due to be converted agree to pay the Conversion Settlement Sum and pay any Accrued Conversion Interest and any other cash sums payable in accordance with the Conditions, and (b) on any date when any ECNs become due to be redeemed (other than upon a Conversion Trigger), unconditionally pay to or to the order of the Trustee in the Contractual Currency, in the case of any Contractual Currency other than euro, in the principal financial centre for the Contractual Currency and in the case of euro, in a city in which banks have access to the TARGET System, in same day funds the Redemption Amount of the ECNs becoming due for redemption on that date and shall (subject to the Conditions) until such payment or conversion (both before and after judgment) unconditionally so pay to or to the order of the Trustee interest in respect of the principal amount of the ECNs outstanding as set out in the Conditions (subject to Clause 2.7) provided that (1) subject to the provisions of Clause 2.6, payment of any sum due in respect of the ECNs made to the Issuing, Paying and Conversion Agent as provided in the Agency Agreement shall, to that extent, satisfy such obligation except to the extent that there is failure in its subsequent payment to the relevant ECN Holders or Couponholders under the Conditions or, in the case of Undated ECNs, such subsequent payment is not made by reason of Clause 6.2 and Condition 5(a), and (2) a payment made after the due date or as a result of the ECN becoming repayable following an Event of Default shall be deemed to have been made when the full amount due has been received by the Issuing, Paying and Conversion Agent or the Trustee and notice to that effect has been given to the ECN Holders (if required under Clause 10.8), except to the extent that there is failure in its subsequent payment to the relevant ECN Holders or Couponholders under the Conditions. This covenant shall only have effect each time ECNs are issued and outstanding, when the Trustee shall hold the benefit of this covenant on trust for the ECN Holders and Couponholders of the relevant Series.

2.4	Subordination

2.4.1
Notwithstanding the covenant of the relevant Issuer given in Clause 2.3, the rights and claims of the Trustee, the ECN Holders and Couponholders against the relevant Issuer under the ECNs in respect of principal, premium, interest and other amounts payable in respect of or arising under the ECNs and this Trust Deed are subject to Condition 3(a) of the Dated ECNs and the Undated ECNs, as the case may be (and in the case of the Undated ECNs only, Condition 5(a)), and subordinated on a winding-up or administration of the relevant Issuer as provided in Condition 3(b) of the Dated ECNs and Undated ECNs, as the case may be.

2.4.2
In the event of the occurrence of any event described in Condition 3(b)(i) or (ii) of the Dated ECNs, any amounts payable to and received by the Trustee pursuant to the provisions of this Trust Deed in respect of Dated ECNs by or from the relevant Issuer or its liquidator or administrator after any such event will be received by it on trust to apply the same:

(i)
first, in payment or satisfaction of all amounts then due and unpaid under Clause 11 to the Trustee and/or any Appointee and in retention of an amount which the Trustee acting reasonably, considers necessary to pay any amounts that it considers will thereafter become due to be paid under Clause 11 to it or any Appointee, to the extent it considers that moneys received by it thereafter under this Trust Deed will be insufficient and/or will not be received in time to pay such amounts;

(ii)
second in payment of claims of the relevant Issuer Senior Creditors (not being creditors who are or are trustees of the ECN Holders) to the extent that such claims are admitted to proof in the winding-up or administration (or having been satisfied out of the other resources of the relevant Issuer) and excluding any sum in respect of interest which is payable contingently upon the relevant Issuer being or being proved to be able to pay admitted claims in full;

(iii)
third (without prejudice to the provisions of Clause 7.2), unless and to the extent attributable, in the opinion of the Trustee, to a particular Series of Dated ECNs, by apportioning the same pari passu and rateably between each Series of ECNs, and all such moneys received by the Trustee to the extent attributable in the opinion of the Trustee to a particular Series of Dated ECNs or which are apportioned to such Series as aforesaid, shall be applied in or towards any amounts owing in respect of such Series of Dated ECNs and Coupons; and

(iv)	as to the balance (if any) to the administrator or liquidator for the time being of the relevant Issuer.

2.4.3
The trust secondly mentioned in Clause 2.4.2 may be performed by the Trustee’s paying over to such administrator or liquidator for the time being of the relevant Issuer the amounts received by the Trustee as aforesaid (less any amounts thereof applied in the implementation of the trust first mentioned in Clause 2.4.2) on terms that such administrator or liquidator shall distribute the same accordingly and the receipt of such administrator or liquidator for the same shall be a good discharge to the Trustee for the performance by it of the trust secondly mentioned in Clause 2.4.2.

2.4.4
The Trustee shall be entitled and it is hereby authorised to call for and to accept as conclusive evidence thereof a certificate from the administrator or liquidator for the time being of the relevant Issuer as to:

(i)	the amount of the claims of the creditors referred to in Clause 2.4.2(ii) (except as therein mentioned); and

(ii)	the persons entitled thereto and their respective entitlements.

2.4.5	In respect of the Undated ECNs only, and without prejudice to Condition 14, in the event of:

(i)
an order being made, or an effective resolution being passed, for the winding-up of the relevant Issuer (except a solvent winding-up solely for the purposes of a reorganisation, reconstruction or amalgamation of the Issuer or the substitution in place of the relevant Issuer of a successor in business of the relevant Issuer, the terms of which reorganisation, reconstruction, amalgamation or substitution (x) have previously been approved in writing by the Trustee or by an Extraordinary Resolution and (y) do not provide that the Undated ECNs shall thereby become redeemable or repayable in accordance with the Conditions); or

(ii)	an administrator of the relevant Issuer being appointed and such administrator declaring, or giving notice that it intends to declare and distribute, a dividend,

the rights and claims of the holders of Undated ECNs and the Couponholders against the relevant Issuer in respect of or arising under (including any damages awarded for breach of any obligations under) the Undated ECNs, the Coupons and this Trust Deed relating to them will be subordinated, in the manner provided in Condition 3(b) and in this Trust Deed, in that there shall be payable by the relevant Issuer whether or not the conditions referred to in Condition 5(a) are satisfied on the date upon which the same would otherwise be due and payable (A) in respect of each Undated ECN (in lieu of any other payment by the relevant Issuer), such amount, if any, as would have been payable to the holder of such Undated ECN if, throughout such winding-up or administration, such holder of Undated ECNs was the holder of one of a class of preference shares in the capital of the relevant Issuer (“Issuer Notional Preference Shares”) having a preferential right to a return of assets in the winding-up or administration over, and so ranking ahead of, the holders of all other classes of issued shares for the time being in the capital of the relevant Issuer but ranking junior to the claims of relevant Issuer Senior Creditors on the assumption that the amount that such holder of Undated ECNs was entitled to receive in respect of each Issuer Notional Preference Share on a return of assets in such winding-up or administration was an amount equal to the principal amount of, and any applicable premium on, the relevant ECN, any accrued interest and any outstanding and unsatisfied Deferred Accrued Conversion Interest thereon and, in the case of Registered ECNs, any outstanding and unsatisfied Deferred Interest Payment; (B) in the case of Bearer ECNs, in respect of each Coupon (in lieu of any other payment by the relevant Issuer), such amount, if any, as would have been payable to the holder of such Coupon if, throughout such winding-up or administration, such holder was the holder of Issuer Notional Preference Shares on the assumption that the amount that such holder was entitled to receive in respect of each Issuer Notional Preference Share on a return of assets in such winding-up or administration was an amount equal to the outstanding and unsatisfied Deferred Interest Payment relating to the relevant Interest Payment Date in respect of such Coupon; and (C) to the extent not otherwise included within (A) or (B) above, any other amounts attributable to the Undated ECNs or relevant Coupons, as the case may be, including any damages awarded for breach of any obligations.

2.4.6
Nothing contained in this Trust Deed shall in any way restrict the right of the relevant Issuer to issue obligations or give guarantees in each case ranking in priority to or pari passu with or junior to the obligations of the relevant Issuer in respect of the ECNs and if in the opinion of the Trustee any modification to the provisions of this Clause to permit such ranking is necessary or expedient, the Trustee is hereby authorised to concur with the relevant Issuer in executing a supplemental deed effecting such modification provided that the Trustee shall be entitled to assume that no such modification is required unless and until notified to the contrary by the relevant Issuer.

For the avoidance of doubt, the provisions of this Clause 2.4 and Condition 3(b) of the Dated ECNs or Undated ECNs, as the case may be, apply only to the principal, premium and interest and any other amounts payable in respect of the ECNs and Coupons and nothing in this Clause 2.4 or Condition 3(b) of the Dated ECNs or Undated ECNs, as the case may be, or in Condition 12 of the Dated ECNs or Condition 14 of the Undated ECNs, as the case may be, shall affect or prejudice the payment of the costs, charges, expenses, liabilities or remuneration of the Trustee or the rights and remedies of the Trustee in respect thereof.

2.5
Discharge: Subject to Clause 2.6, any payment to be made in respect of the ECNs or the Coupons (including Deferred Interest Payments and Deferred Accrued Conversion Interest (if any)) by the relevant Issuer, the Guarantor or the Trustee may be made as provided in the Conditions and any payment so made shall (subject to Clause 2.6) to that extent be a good discharge to the relevant Issuer, the Guarantor or the Trustee, as the case may be.

2.6	Payment after a Default: At any time after an Event of Default or a Potential Event of Default has occurred, the Trustee may:

2.6.1	by notice in writing to the relevant Issuer, the Guarantor and the Agents, require the Agents, until notified by the Trustee to the contrary, so far as permitted by applicable law:

(i)
to act as Agents of the Trustee under this Trust Deed and the ECNs of such Series on the terms of the Agency Agreement (with consequential amendments as necessary and except that the Trustee’s liability for the indemnification, remuneration and expenses of the Agents shall be limited to the amounts for the time being held by the Trustee in respect of the such Series on the terms of this Trust Deed and available for this purpose) and thereafter to hold all ECNs, Certificates, Coupons and Talons of such Series and all moneys, documents and records held by them in respect of ECNs, Certificates, Coupons and Talons of such Series to the order of the Trustee or

(ii)	to deliver all ECNs, Certificates, Coupons and Talons and all moneys, documents and records held by them in respect of the ECNs, Certificates,

Coupons and Talons to the Trustee or as the Trustee directs in such notice and

2.6.2
by notice in writing to the relevant Issuer and the Guarantor require them to make all subsequent payments in respect of the ECNs, Coupons and Talons of such Series to or to the order of the Trustee and not to the Issuing, Paying and Conversion Agent with effect from the issue of any such notice to the relevant Issuer, and from then until such notice is withdrawn, proviso (1) to Clause 2.3 above shall cease to have effect.

2.7
Rate of Interest After a Default: If the ECNs bear interest at a floating or other variable rate and they become immediately payable under the Conditions, the rate of interest payable in respect of them shall continue to be calculated by the Calculation Agent in accordance with the Conditions (with consequential amendments as necessary) except that the rates of interest need not be published unless the Trustee otherwise requires. The first period in respect of which interest shall be so calculable shall commence on the expiry of the Interest Period during which the ECNs become so repayable.

2.8	Alternative Coupon Satisfaction Mechanism (“ACSM”):

2.8.1
Where the relevant Issuer of Undated ECNs is to satisfy any Deferred Interest Payment or Deferred Accrued Conversion Interest on an ACSM Payment Date, it shall do so in accordance with Condition 8 of the Undated ECNs and it shall so notify the Trustee in accordance with the Conditions. Thereupon, subject to Conditions 8(b), 8(d), 8(e) and 11(i) of the Undated ECNs, and pursuant to the ACSM Calculation Agency Agreement, any proceeds from the sale of the Payment LBG Shares by the ACSM Calculation Agent pursuant to Condition 8 of the Undated ECNs, will be paid to the Issuing, Paying and Conversion Agent for application in accordance with Condition 8(c) of the Undated ECNs.

2.8.2
If the net proceeds of the issue and/or sale of the Payment LBG Shares will not, in the opinion of the ACSM Calculation Agent, subject to Conditions 8(d) and 8(e) of the Undated ECNs, result in a sum at least equal to the relevant Deferred Interest Payment or Deferred Accrued Conversion Interest being available to satisfy the relevant Deferred Interest Payment or Deferred Accrued Conversion Interest in full on the relevant ACSM Payment Date, LBG hereby agrees to use all reasonable endeavours to issue and/or sell additional Payment LBG Shares on one or further occasions, following, mutatis mutandis, the procedures contained in Condition 8(b) of the Undated ECNs, to ensure that a sum as near as practicable to, and at least equal to, the relevant Deferred Interest Payment or Deferred Accrued Conversion Interest will be available to satisfy the relevant Deferred Interest Payment or Deferred Accrued Conversion Interest in full as reasonably practicable.

3	Form of the ECNs

3.1
The Global Notes: The ECNs shall initially be represented by a temporary Global Note, a permanent Global Note, one or more Global Certificates or one or more Certificates, subject to Condition 2(b) of the Dated ECNs or Undated ECNs, as the case may be, representing the entire holding of Registered ECNs by the same holder in the nominal amount of the Tranche being issued. Interests in temporary Global Notes shall be exchangeable for Definitive Notes or interests in permanent Global Notes as set out in each temporary Global Note. Interests in permanent Global Notes shall be exchangeable for Definitive Notes as set out in each permanent Global Note. Interests in the Global Certificates may be exchangeable for Certificates in definitive form as set out in the relevant Global Certificate, as applicable.

3.2
The Definitive Notes: The Definitive Notes, the Coupons and the Talons shall be security printed and the Certificates shall be printed, in each case in accordance with applicable legal and stock exchange requirements substantially in the forms set out in Schedule 2. The ECNs and Certificates (other than Global Certificates) shall be endorsed with the Conditions.

3.3
Signature: The Definitive Notes, the Global Notes, the Certificates, the Coupons and the Talons shall be signed manually or in facsimile by a director of the relevant Issuer, the Definitive Notes in bearer form and the Global Notes shall be authenticated by or on behalf of the Issuing, Paying and Conversion Agent and the Certificates shall be authenticated by or on behalf of the Registrar. The relevant Issuer may use the facsimile signature of a person who at the date of this Trust Deed is such a director even if at the time of issue of any Definitive Notes, Global Notes, Certificates, Coupons or Talons he no longer holds that office. Definitive Notes, Global Notes, Certificates, Coupons and Talons so executed and authenticated shall be or, in the case of Certificates, represent binding and valid obligations of the relevant Issuer.

3.4	Restricted Global Certificate:

3.4.1
Minimum Denomination: Interests in, or into, a Restricted Global Certificate may be transferred only in blocks having an aggregate principal amount of U.S.$100,000 and integral increments of U.S.$1,000 in excess thereof.

3.4.2	Forced Sale or Transfer:

(i)
If an ECN represented by an interest in the Restricted Global Certificate is held by a person who the relevant Issuer or Guarantor, as the case may be, believes is a U.S. person that is not a qualified institutional buyer (as defined in Rule 144A) who, in the judgement of the Guarantor, has purchased its ECNs in a transaction that is not exempt from the registration requirements of the Securities Act, the relevant Issuer or the Guarantor, as the case may be, may give notice to such ECN Holder and require such ECN Holder either:

(a)
to provide the relevant Issuer or the Guarantor, as the case may be, within 30 days of receipt of such notice with sufficient documentary evidence to satisfy the relevant Issuer or the Guarantor that such person is a U.S. person who is a qualified institutional buyer who has purchased its ECNs in a transaction that is exempt from the registration requirements of the Securities Act; or

(b)
to sell its beneficial interest in such ECNs, so that, following such sale, such ECN is held by a qualified institutional buyer who has purchased its ECNs in a transaction that is exempt from the registration requirements of the Securities Act, and who has agreed to the transfer restrictions set forth in the prospectus relating to the Programme (the “Prospectus”) and to provide the relevant Issuer or the Guarantor, as the case may be, with documentary evidence of such sale satisfactory to the relevant Issuer or the Guarantor, as the case may be.

Where condition (a) or (b) is not satisfied within 30 days after the serving of the notice, the ECN Holder will be deemed, upon the expiration of such 30 days, to have forfeited its interest in such ECNs and the relevant Issuer or Guarantor, as the case may be, may sell such forfeited interest as it sees fit, subject always to the provisions of applicable law and so that it is held by a qualified institutional buyer who has purchased ECNs in a transaction that is exempt from registration under the Securities Act and who has agreed to the transfer restrictions set forth in the Prospectus.

(ii)
Notice of forfeiture shall forthwith be given to the former ECN Holder and an entry of such notice and forfeiture shall forthwith be made and dated in the Register opposite the entry of such ECN and notified by LBG to the Trustee; but no forfeiture shall be in any manner invalidated by any omission or neglect to give such notice or to make such entry.

(iii)
A forfeited interest in an ECN shall be deemed to be the property of the Guarantor and may be sold, re-allotted or otherwise disposed of on such terms as the Guarantor shall think fit, subject to this Clause 3.4. In the event of such sale, re-allotment or other disposition, the relevant Issuer or the Guarantor, as the case may be, will arrange for the net proceeds thereof (after deduction in respect of any expenses and any taxes) to the relevant ECN Holder at such time as the relevant Issuer or the Guarantor, as the case may be, may determine. In any such case, none of the relevant Issuer, the Guarantor or the Trustee shall have any liability or responsibility for the timing of any such sale or for the price at which any such ECNs are sold.

(iv)
A person whose interest in the ECNs have been forfeited shall cease to be an ECN Holder in respect of the forfeited ECNs and shall surrender to the relevant Issuer or the Guarantor, as the case may be, if applicable, any certificates in respect of the ECNs.

3.5	Clearing Systems:

3.5.1
If an Issuer intends to issue any ECNs that are intended to be cleared through a clearing system other than Euroclear or Clearstream, Luxembourg and notifies such intention to the Trustee, the relevant Issuer, the Guarantor(s) and the Trustee shall (at the expense of the relevant Issuer failing whom the Guarantor) use their reasonable endeavours to agree such amendments or modifications to this Trust Deed, the Agency Agreement and the Global Notes or Global Certificates (as the case may be) as the Trustee in its opinion deems necessary to enable the ECNs to be cleared through such clearing system.

3.5.2
If an Issuer intends to transfer ECNs cleared through Euroclear or Clearstream, Luxembourg to a clearing system other than Euroclear or Clearstream, Luxembourg and notifies such intention to the Trustee, the relevant Issuer, the Guarantor(s) and the Trustee shall (at the expense of the relevant Issuer failing whom the Guarantor) use their reasonable endeavours to agree such amendments or modifications to this Trust Deed, the Agency Agreement and the Global Notes or Global Certificates (as the case may be) as the Trustee in its opinion deems necessary to enable the ECNs to be cleared through such clearing system.

3.5.3
The Trustee shall not be obliged to act under this Clause 3.5 if to do so would or may in the opinion of the Trustee expose it to liability, reduce its protections or place more onerous obligations upon it.

4	Stamp Duties and Taxes

4.1
Stamp Duties: The relevant Issuer shall pay any stamp, issue, documentary or other taxes and duties, including interest and penalties, payable in Belgium, Luxembourg and the United Kingdom and the country of each Contractual Currency in respect of the creation, issue and offering of the ECNs, Certificates, Coupons and Talons and the execution or delivery of this Trust Deed. The relevant Issuer shall also indemnify the Trustee, the ECN Holders and the Couponholders, on an after-tax basis, from and against all stamp, issue, documentary or other taxes paid by any of them in any jurisdiction in connection with any action taken by or on behalf of the Trustee or, as the case may be, the ECN Holders or the Couponholders to enforce the relevant Issuer’s or the Guarantor’s obligations under this Trust Deed or the ECNs, Certificates, Coupons or Talons.

4.2
Change of Taxing Jurisdiction: If the relevant Issuer or the Guarantor becomes subject generally to the taxing jurisdiction of a territory or a taxing authority of or in that territory with power to tax other than or in addition to the United Kingdom or any such authority of or in such territory then the relevant Issuer or, as the case may be, the Guarantor shall (unless the Trustee otherwise agrees) give the Trustee an undertaking satisfactory to the Trustee in terms corresponding to the terms of Condition 10 of the Dated ECNs or Condition 12 of the undated ECNs, as the case may be, with the substitution for, or (as the case may require) the addition to, the references in that Condition to the United Kingdom of references to that other or additional territory or authority to whose taxing jurisdiction the relevant Issuer or the Guarantor have become so subject. In such event this Trust Deed and the ECNs, Certificates, Coupons and Talons shall be read accordingly.

5	Guarantee and Indemnity

5.1
Guarantee: Subject to Clause 5.2 and Condition 4(b) of the Dated ECNs or Undated ECNs, as the case may be, the Guarantor unconditionally, irrevocably and, if both Guarantors are specified in the relevant Final Terms, jointly and severally, guarantees that if the relevant Issuer does not pay any sum payable by it under this Trust Deed, the ECNs, or the Coupons by the time and on the date specified for such payment (whether on the normal due date, on acceleration or otherwise), the Guarantor (or each Guarantor, jointly and severally, if both Guarantors are so specified in the relevant Final Terms) shall pay that sum (ignoring for this purpose, for the avoidance of doubt, the effect of Clause 2.4 above) to or to the order of the Trustee, in the manner provided in Clause 2.3 (or if in respect of sums due under Clause 11, in pounds sterling in London in immediately available funds) before close of business on that date in the city to which payment is so to be made. Clause 2.3 shall apply (with consequential amendments as necessary) to such payments other than those in respect of sums due under Clause 11. All payments under the Guarantee by the Guarantor shall be made subject to Condition 10 of the Dated ECNs or Condition 12 of the Undated ECNs, as applicable, and Clause 4.2.

In respect of the Undated ECNs only, for the purposes of the obligations of the Guarantor under the Guarantee (as defined in Condition 4(a) of the Undated ECNs), principal, premium and interest and any other sum from time to time expressed to be payable by the relevant Issuer in respect of the Undated ECNs and the Coupons and the Trust Deed in respect thereof shall be deemed to be payable by the relevant Issuer in full notwithstanding the operation of the subordination provisions of Condition 3(b) and Clause 5.

5.2	Subordination:

5.2.1
Notwithstanding the guarantee of the Guarantor given in Clause 5.1 and its indemnity given in Clauses 5.7 and 5.9, the rights and claims of the Trustee, the ECN Holders, and the Couponholders against the Guarantor under the Guarantee are subject to Condition 4(a) of the Dated ECNs or the Undated ECNs as applicable, (and in the case of the Undated ECNs only, Condition 5(a)), and subordinated on a winding-up or administration of the Guarantor as provided in Condition 4(b) of the Dated ECNs or the Undated ECNs, as applicable.

5.2.2
In the event of the occurrence of any event described in Condition 4(b)(i) or (ii) of the Dated ECNs any amounts payable to and received by the Trustee pursuant to the provisions of this Trust Deed in respect of Dated ECNs by or from the Guarantor or its liquidator or administrator after any such event will be received by it on trust to apply the same:

(i)
first, in payment or satisfaction of all amounts then due and unpaid under Clause 11 to the Trustee and/or any Appointee and in retention of an amount which the Trustee acting reasonably, considers necessary to pay any amounts that it considers will thereafter become due to be paid under Clause 11 to it or any Appointee, to the extent it considers that moneys received by it thereafter under this Trust Deed will be insufficient and/or will not be received in time to pay such amounts;

(ii)
second in payment of claims of the Guarantor Senior Creditors (not being creditors who are or are trustees of the ECN Holders) to the extent that such claims are admitted to proof in the winding-up (or having been satisfied out of the other resources of the Guarantor) and excluding any sum in respect of interest which is payable contingently upon the Guarantor being or being proved to be able to pay admitted claims in full;

(iii)
third (without prejudice to the provisions of Clause 7.2), unless and to the extent attributable, in the opinion of the Trustee, to a particular Series of Dated ECNs by apportioning the same pari passu and rateably between each Series of Dated ECNs, and all such moneys received by the Trustee to the extent attributable in the opinion of the Trustee to a particular Series of Dated ECNs or which are apportioned to such Series as aforesaid, shall be applied in or towards any amounts owing in respect of such Series of Dated ECNs and Coupons; and

(iv)	as to the balance (if any) to the administrator or liquidator for the time being of the Guarantor.

5.2.3
The trust secondly mentioned in Clause 5.2.2 may be performed by the Trustee’s paying over to such administrator or liquidator for the time being of the Guarantor the amounts received by the Trustee as aforesaid (less any amounts thereof applied in the implementation of the trust first mentioned in Clause 5.2.2) on terms that such administrator or liquidator shall distribute the same accordingly and the receipt of such administrator or liquidator for the same shall be a good discharge to the Trustee for the performance by it of the trust secondly mentioned in Clause 5.2.2.

5.2.4
The Trustee shall be entitled and it is hereby authorised to call for and to accept as conclusive evidence thereof a certificate from the administrator or liquidator for the time being of the Guarantor as to:

(i)	the amount of the claims of the creditors referred to in Clause 5.2.2(ii) (except as therein mentioned); and

(ii)	the persons entitled thereto and their respective entitlements.

5.2.5	In respect of the Undated ECNs only, and without prejudice to Condition 14, in the event of:

(i)
an order being made, or an effective resolution being passed, for the winding-up of either Guarantor (except, in any such case, a solvent winding-up solely for the purposes of a reorganisation, reconstruction or amalgamation of such Guarantor, the terms of which reorganisation, reconstruction or amalgamation (x) have previously been approved in writing by the Trustee or by an Extraordinary Resolution and (y) do not provide that the Undated ECNs shall thereby become redeemable or repayable in accordance with the Conditions); or

(ii)	an administrator of such Guarantor being appointed and such administrator declaring, or giving notice that it intends to declare and distribute, a dividend,

the rights and claims of the holders of Undated ECNs and the Couponholders against such Guarantor in respect of or arising under (including any damages awarded for breach of any obligations under) the Undated ECNs, the Coupons and this Trust Deed relating to them will be subordinated, in the manner provided in Condition 4(b) and in this Trust Deed, in that there shall be payable by such Guarantor whether or not the conditions referred to in Condition 5(a) are satisfied on the date upon which the same would otherwise be due and payable (A) in respect of each Undated ECN (in lieu of any other payment by such Guarantor), such amount, if any, as would have been payable to the holder of such Undated ECN if, throughout such winding-up or administration, such holder of Undated ECNs was the holder of one of a class of preference shares in the capital of such Guarantor (“Guarantor Notional Preference Shares”) having a preferential right to a return of assets in the winding-up or administration over, and so ranking ahead of, the holders of all other classes of issued shares for the time being in the capital of such Guarantor but ranking junior to the claims of Guarantor Senior Creditors on the assumption that the amount that such holder of Undated ECNs was entitled to receive in respect of each Guarantor Notional Preference Share on a return of assets in such winding-up or administration was an amount equal to the principal amount of, and any applicable premium on, the relevant Undated ECN, any accrued interest and any outstanding and unsatisfied Deferred Accrued Conversion Interest thereon and, in the case of Registered ECNs, any outstanding and unsatisfied Deferred Interest Payment; (B) in the case of Bearer ECNs, in respect of each Coupon (in lieu of any other payment by such Guarantor), such amount, if any, as would have been payable to the holder of such Coupon if, throughout such winding-up or administration, such holder was the holder of Guarantor Notional Preference Shares on the assumption that the amount that such holder was entitled to receive in respect of each Guarantor Notional Preference Share on a return of assets in such winding-up or administration was an amount equal to the outstanding and unsatisfied Deferred Interest Payment relating to the relevant Interest Payment Date in respect of such Coupon; and (C) to the extent not otherwise included within (A) or (B) above, any other amounts attributable to the Undated ECNs or relevant Coupons, as the case may be, including any damages awarded for breach of any obligations.

5.2.6
Nothing contained in this Trust Deed shall in any way restrict the right of the Guarantor to issue obligations or give guarantees in each case ranking in priority to or pari passu with or junior to the obligations of the Guarantor in respect of the ECNs and if in the opinion of the Trustee any modification to the provisions of this Clause to permit such ranking is necessary or expedient, the Trustee is hereby authorised to concur with the Guarantor in executing a supplemental deed effecting such modification provided that the Trustee shall be entitled to assume that no such modification is required unless and until notified to the contrary by the Guarantor.

The provisions of this Clause 5.2 and Condition 4(b) of the Dated ECNs or Undated ECNs, as applicable, apply only to the principal, premium and interest and any other amounts payable in respect of the ECNs and Coupons and nothing in this Clause 5.2 or Condition 4(b) of the Dated ECNs or Undated ECNs, as applicable, or in Condition 12 of the Dated ECNs or Condition 14 of the Undated ECNs, as applicable, shall affect or prejudice the payment of the costs, charges, expenses, liabilities or remuneration of the Trustee or the rights and remedies of the Trustee in respect thereof.

5.3
Guarantor as Principal Debtor: As between the Guarantor and the Trustee, the ECN Holders and the Couponholders but without affecting the relevant Issuer’s obligations, and subject to Condition 4 of the Dated ECNs or the Undated ECNs, as applicable, the Guarantor (or, each Guarantor jointly and severally, if both Guarantors are so specified in the relevant Final Terms,) shall be liable under this Clause as if it were the sole principal debtor and not merely surety. Accordingly, it shall not be discharged, nor shall its liability be affected, by anything that would not discharge it or affect its liability if it were the sole principal debtor (including (1) any time, indulgence, waiver or consent at any time given to the relevant Issuer or any other person, (2) any amendment to any other provisions of this Trust Deed or to the Conditions or to any security or other guarantee or indemnity, (3) the making or absence of any demand on the relevant Issuer or any other person for payment, (4) the enforcement or absence of enforcement of this Trust Deed, the ECNs or the Coupons or of any security or other guarantee or indemnity, (5) the taking, existence or release of any security, guarantee or indemnity, (6) the dissolution, amalgamation, reconstruction or reorganisation of the relevant Issuer or any other person or (7) the illegality, invalidity or unenforceability of or any defect in any provision of this Trust Deed, the ECNs or the Coupons or any of the relevant Issuer’s obligations under any of them).

5.4
Guarantor’s Obligations Continuing: Each Guarantor’s obligations under this Trust Deed are and shall remain in full force and effect by way of continuing security until no sum remains payable under this Trust Deed, the ECNs or the Coupons. Furthermore, those obligations of each relevant Guarantor are additional to, and not instead of, any security or other guarantee or indemnity at any time existing in favour of any person, whether from the Guarantor or otherwise and may be enforced without first having recourse to the relevant Issuer, any other person, any security or any other guarantee or indemnity. Each Guarantor irrevocably waives all notices and demands of any kind.

5.5	Exercise of Guarantor’s Rights: So long as any sum remains payable under this Trust Deed, the ECNs or the Coupons:

5.5.1
any right of the Guarantor, by reason of the performance of any of its obligations under this Clause, to be indemnified by the relevant Issuer or to take the benefit of or to enforce any security or other guarantee or indemnity shall be exercised and enforced by such Guarantor only in such manner and on such terms as the Trustee may require or approve and

5.5.2
any amount received or recovered by the Guarantor (a) as a result of any exercise of any such right or (b) in the dissolution, amalgamation, reconstruction or reorganisation of the relevant Issuer shall be held in trust for the Trustee and immediately paid to the Trustee and the Trustee shall hold it on the trusts set out in Clause 7.1.

Notwithstanding any other provisions of this Trust Deed, any of the Guarantor’s rights of indemnity, subrogation or contribution against the relevant Issuer will be subject to the provisions of Conditions 3(b) and 5 of the Dated ECNs and the Undated ECNs, as applicable, mutatis mutandis, as if they were claims of the ECN Holders, Couponholders or the Trustee against the relevant Issuer in respect of the ECNs.

5.6
Suspense Accounts: Any amount received or recovered by the Trustee (otherwise than as a result of a payment by the relevant Issuer to the Trustee in accordance with Clause 2) in respect of any sum payable by the relevant Issuer under this Trust Deed, the ECNs, or the Coupons may be placed in a suspense account and kept there for so long as the Trustee thinks fit.

5.7
Avoidance of Payments: The Guarantor shall on demand indemnify the Trustee, each ECN Holder and each Couponholder, on an after tax basis, against any cost, loss, expense or liability sustained or incurred by them as a result of them being required for any reason (including any bankruptcy, insolvency, winding-up, dissolution, or similar law of any jurisdiction) to refund all or part of any amount received or recovered by them in respect of any sum payable by the relevant Issuer under this Trust Deed, any ECN or Coupons relating to that ECN and shall in any event pay to it on demand the amount as refunded by it.

5.8
Debts of Issuers: If any moneys become payable by the Guarantor under this Guarantee, the relevant Issuer shall not (except in the event of the liquidation of that Issuer) so long as any such moneys remain unpaid, pay any moneys for the time being due from the relevant Issuer to such Guarantor.

5.9
Indemnity: As separate, independent and alternative stipulations, each Guarantor unconditionally and irrevocably agrees (1) that any sum that, although expressed to be payable by the relevant Issuer under this Trust Deed, the ECNs or Coupons, is for any reason (whether or not now existing and whether or not now known or becoming known to the relevant Issuer, the Guarantor, the Trustee or any ECN Holder or Couponholder) not recoverable from the Guarantor on the basis of a guarantee shall nevertheless be recoverable from the Guarantor as if it were the sole principal debtor and shall be paid by it to the Trustee on demand and (2) as a primary obligation to indemnify the Trustee, each ECN Holder and each Couponholder against any loss suffered by it as a result of any sum expressed to be payable by the relevant Issuer under this Trust Deed, the ECNs or Coupons not being paid on the date and otherwise in the manner specified in this Trust Deed or any payment obligation of the relevant Issuer under this Trust Deed, the ECNs, or the Coupons being or becoming void, voidable or unenforceable for any reason (whether or not now existing and whether or not now known or becoming known to the Trustee, any ECN Holder or any Couponholder), the amount of that loss being the amount expressed to be payable by the relevant Issuer in respect of the relevant sum.

6	Set-Off and Solvency Condition

6.1
Set-Off: Subject to applicable law, no ECN Holder or Couponholder may exercise, claim or plead any right of set-off, compensation or retention in respect of any amount owed to it by the relevant Issuer or the Guarantor in respect of, or arising under or in connection with the ECNs or the Coupons and the Trustee shall, on behalf of such ECN Holders and Couponholders be deemed to have waived all such rights of set-off, compensation or retention. Notwithstanding the preceding sentence, if any of the amounts owing to any ECN Holder or Couponholder by the Issuer or the Guarantor in respect of, or arising under or in connection with the ECNs is discharged by set-off, compensation or retention, such ECN Holder or Couponholder shall, subject to applicable law, immediately pay an amount equal to the amount of such discharge to the relevant Issuer or the Guarantor, as the case may be, (or, in the event of its winding-up or administration, the liquidator or, as appropriate, administrator of such Issuer or the Guarantor, as the case may be) and, until such time as payment is made, shall hold an amount equal to such amount in trust for such Issuer or the Guarantor, as the case may be, (or the liquidator or, as appropriate, administrator of such Issuer or the Guarantor (as the case may be)) and accordingly any such discharge shall be deemed not to have taken place.

6.2	Solvency Condition:

6.2.1
Except where either Condition 3(b) or 4(b) of the Undated ECNs applies, payments in respect of or arising under (including any damages awarded for breach of any obligations under) the Undated ECNs and the Coupons (other than the payment of the Conversion Settlement Sum pursuant to Condition 9 of the Undated ECNs) are, in addition to the right of the Guarantor to procure the Issuer to defer payments of interest in accordance with Condition 7(a) of the Undated ECNs, conditional upon each Guarantor being solvent at the time when the relevant payment is due to be made pursuant to the Undated ECN Conditions and no principal, premium, interest or any other amount payable in respect of the ECNs shall be due and payable in respect of or arising from the Undated ECNs, the relative Coupons and this Trust Deed in respect thereof except to the extent that, on the assumption that such payment is to be made by such Guarantor, that it could make such payment and would still be solvent immediately thereafter

6.2.2
Each Guarantor may at any time and shall whenever requested by the Trustee procure that two Authorised Signatories of such Guarantor or (if such Guarantor is in winding-up or administration), the liquidator or, as the case may be, the administrator of such Guarantor shall give a certificate in writing as to whether or not it is or would in any specified circumstances be solvent (as such term is defined in Condition 5(a)(ii) of the Undated ECNs) for the purposes of Clauses 6.2.1 and in the absence of manifest error any such report shall be treated and accepted by the relevant Issuer, each Guarantor, the Trustee, the holders of the Undated ECNs and the related Coupons and all other interested parties as correct and sufficient evidence of such fact. In the absence of any such certificate to the contrary, it shall for the purposes of this Trust Deed be assumed (unless the contrary is proved prior to the date of payment or, for the purposes of Clause 7.1.2, within 30 days after receipt by the Trustee of any moneys in respect of the Undated ECNs and the related Coupons) that each Guarantor is and will after any payment under this Trust Deed be solvent for such purposes. In the event of the delivery of a certificate of two Authorised Signatories that such Guarantor is not solvent, such Guarantor shall procure that the Auditors shall, within 30 days of the date of such report of two Authorised Signatories, provide a report of the Auditors as to whether or not such Guarantor is solvent for the purposes of Clauses 6.2.1 and such report of the Auditors shall, if it is to the effect that such Guarantor is solvent, supersede the report of two Authorised Signatories for all purposes of this Trust Deed.

6.2.3
The provisions of this Clause 6.2 apply only to the principal, premium and interest and any other amounts payable in respect of the Undated ECNs and Coupons and nothing in this Clause 6.2 shall affect or prejudice the payment of the costs, charges, expenses, liabilities or remuneration of the Trustee or the rights and remedies of the Trustee in respect thereof.

7	Application of moneys received by the Trustee

7.1	Declaration of Trust:

7.1.1
Dated ECNs: All moneys received by the Trustee in respect of the Dated ECNs pursuant to the provisions of this Trust Deed shall, despite any appropriation of all or part of them by the relevant Issuer or the Guarantor, be held by the Trustee (subject always to the provisions of Clauses 2.4.2 or 5.2.2 above, as applicable) on trust to apply them (subject to Clauses 5.6 and 7.2):

(i)
first, in payment or satisfaction of all amounts then due and unpaid under Clause 11 to the Trustee and/or any Appointee and in retention of an amount which the Trustee acting reasonably, considers necessary to pay any amounts that it considers will thereafter become due to be paid under Clause 11 to it or any Appointee, to the extent it considers that moneys received by it thereafter under this Trust Deed will be insufficient and/or will not be received in time to pay such amounts

(ii)
secondly, unless and to the extent attributable, in the opinion of the Trustee, to a particular Series of Dated ECNs by apportioning the same pari passu and rateably between each Series of Dated ECNs, and all such moneys received by the Trustee to the extent attributable in the opinion of the Trustee to a particular Series of Dated ECNs or which are apportioned to such Series as aforesaid, shall be applied in or towards any amounts owing in respect of such Series of Dated ECNs and Coupons; and

(iii)	thirdly, in payment of any balance to the relevant Issuer for itself or, if any moneys were received from the Guarantor and to the extent of such moneys, the Guarantor.

If the Trustee holds any moneys in respect of Dated ECNs or Coupons that have become void or in respect of which claims have become prescribed, the Trustee shall hold them on these trusts.

7.1.2
Undated ECNs: Any amounts payable to and received by the Trustee in respect of the Undated ECNs pursuant to the provisions of this Trust Deed shall, despite any appropriation of all or part of them by the relevant Issuer or the Guarantor, be held by the Trustee on trust to apply them (subject to Clauses 5.6 and 7.2):

(i)
first, in payment or satisfaction of all amounts then due and unpaid under Clause 11 to the Trustee and/or any Appointee and in retention of an amount which the Trustee acting reasonably, considers necessary to pay any amounts that it considers will thereafter become due to be paid under Clause 11 to it or any Appointee, to the extent it considers that moneys received by it thereafter under this Trust Deed will be insufficient and/or will not be received in time to pay such amounts

(ii)
secondly, (except where Condition 3(b) or 4(b) applies) if prior to receipt of any such moneys or within 30 days thereafter the Trustee is provided with a certificate pursuant to Clause 6.2.2 (which shall have been requested by the Trustee on receipt of any such moneys) which states that either Guarantor could not make or could not have made such payment in whole or in part and still be solvent for the purposes of Clause 6.2 immediately thereafter, in the return to such Guarantor (in each case after any necessary deductions pursuant to sub-paragraph (i) of this Clause) of the whole of such payment, or (if less) such part thereof as could not have been made without thereby rendering such Guarantor insolvent (and any moneys so returned shall then be treated for the purposes of such Guarantor’s obligations under this Trust Deed as if they had not been paid by such Guarantor and their original payment shall not be deemed to have discharged any of the obligations of such Guarantor or the Issuer under this Trust Deed)

(iii)
thirdly, unless and to the extent attributable, in the opinion of the Trustee, to a particular Series of Undated ECNs, by apportioning the same pari passu and rateably between each Series of Undated ECNs, and all such moneys received by the Trustee to the extent attributable in the opinion of the Trustee to a particular Series of Undated ECNs or which are apportioned to such Series as aforesaid, shall be applied in or towards any amounts owing in respect of such Series of Undated ECNs and Coupons; and

(iv)	fourthly, in payment of any balance to the relevant Issuer for itself or, if any moneys were received from the Guarantor and to the extent of such moneys, the Guarantor

If the Trustee holds any moneys in respect of Undated ECNs or Coupons that have become void or in respect of which claims have become prescribed, the Trustee shall hold them on these trusts.

7.2
Accumulation: If the amount of the moneys at any time available for payment in respect of the ECNs under Clause 7.1 is less than 10 per cent. of the principal amount of the ECNs then outstanding, the Trustee may, at its discretion, invest such moneys. The Trustee may retain such investments and accumulate the resulting income until the investments and the accumulations, together with any other funds for the time being under its control and available for such payment, amount to at least 10 per cent. of the principal amount of the ECNs then outstanding and then such accumulated investments shall be applied as specified in Clause 7.1. All interest and other income deriving from such investments shall be applied first in payment or satisfaction of all amounts then due and unpaid under Clause 11 to the Trustee and/or any Appointee and otherwise held for the benefit of and paid to the ECN Holders or the holders of related Coupons, as the case may be.

7.3
Investment: Moneys held by the Trustee may be invested in its name or under its control in any investments or other assets anywhere whether or not they produce income or deposited in its name or under its control at such bank or other financial institution in such currency as the Trustee may, in its absolute discretion, think fit. If that bank or institution is the Trustee or a subsidiary, holding or associated company of the Trustee, it need only account for an amount of interest equal to the standard amount of interest payable by it on such a deposit to an independent customer. The Trustee may at any time vary or transpose any such investments or assets or convert any moneys so deposited into any other currency, and shall not be responsible for any resulting loss, whether by depreciation in value, change in exchange rates or otherwise.

7.4
Payments: Upon any payment under Clause 7.1 (other than payment in full (i) of principal against surrender of the relevant ECN or (ii) of interest against surrender of the relevant Coupon or, where applicable, the relevant ECN) the ECN or Coupon in respect of which such payment is made shall be produced to the Paying and Conversion Agent or the Transfer Agent by or through whom such payment is made and the Trustee shall cause such Paying and Conversion Agent or Transfer Agent to enface thereon a memorandum of the amount and the date of payment but the Trustee may in any particular case dispense with the production and enfacement of an ECN or Coupon (in the manner aforesaid) upon such indemnity being given as it shall think sufficient

8	Conversion

8.1
Adjustment to the Conversion Price: LBG hereby undertakes to and covenants with the Trustee that, so long as any ECN remains outstanding, it will whenever the Conversion Price is required to be adjusted, as soon as practicable thereafter, deliver to the Trustee a certificate signed by any two Authorised Signatories of LBG (which the Trustee shall be entitled to accept without further enquiry as sufficient evidence of the correctness of the matters therein referred to) setting forth brief particulars of the event giving rise to the adjustment, the adjusted Conversion Price, the date on which the adjustment takes effect and such other particulars and information as the Trustee may reasonably require.

8.2
Notice of Adjustment to the Conversion Price: As soon as practicable after a certificate has been delivered to the Trustee pursuant to Clause 8.1 above, and in any event within 14 days thereafter, the relevant Issuer shall give notice to the ECN Holders in accordance with Condition 17 of the Dated ECNs or Condition 19 of the Undated ECNs, as applicable, of the adjustment to the Conversion Price and, simultaneously with such announcement, the relevant Issuer will give notice thereof to the ECN Holders in accordance with Condition 17 of the Dated ECNs or Condition 19 of the Undated ECNs, as applicable, advising ECN Holders of the date on which the relevant adjustment of the Conversion Price is likely to become effective.

9	Covenant of Compliance

Each Issuer and each Guarantor hereby undertakes to and covenants with the Trustee that so long as any ECN remains outstanding, it will, save with the approval of an Extraordinary Resolution or with the approval of the Trustee where, in the Trustee's opinion, it is not materially prejudicial to the interests of the ECN Holders to give such approval, observe all its obligations under the Conditions and this Trust Deed (including but not limited to those undertakings and covenants set out in Clause 8 above). The Conditions shall be binding on the relevant Issuer, the Guarantor, the ECN Holders and the Couponholders. The Trustee shall be entitled to enforce the obligations of the relevant Issuer and the Guarantor under the ECNs and the Coupons as if the same were set out and contained in the trust deeds constituting the same, which shall be read and construed as one document with the ECNs and the Coupons. The Trustee will hold the benefit of this covenant upon trust for itself and the ECN Holders and the Couponholders according to its and their respective interests.

10	Covenants

So long as any ECN is outstanding, each of the relevant Issuer and the Guarantor shall:

10.1
Books of Account: keep, and procure that each of its respective subsidiaries keeps, proper books of account and, at any time after an Event of Default or Potential Event of Default has occurred or if the Trustee has reasonable grounds to believe that such an event has occurred or may be about to occur, so far as permitted by applicable law, allow, and procure that each such subsidiary shall allow, the Trustee and anyone appointed by it to whom the relevant Issuer, the Guarantor and/or the relevant subsidiary has no reasonable objection, access to its books of account at all reasonable times during normal business hours.

10.2
Notice of Events of Default: notify the Trustee in writing promptly on becoming aware of the occurrence of any Event of Default or Potential Event of Default or Conversion Trigger or Relevant Event or breach by the Issuer or the Guarantor of any provision of this Trust Deed.

10.3	Information: so far as permitted by applicable law, give the Trustee such information as it reasonably requires to perform its functions.

10.4
Financial Statements etc.: send to the Trustee at the time of their issue and in the case of annual financial statements in any event within 180 days of the end of each financial year, and in the case of interim financial statements in any event within 90 days of the end of the relevant financial period, three copies in English of every balance sheet, profit and loss account, report or other notice, statement or circular issued, or that legally or contractually should be issued, to the shareholders, stockholders or creditors of the relevant Issuer or the Guarantor or any holding company thereof generally in their capacity as such.

10.5
Certificate of Authorised Signatories: send to the Trustee, within 14 days of its annual audited financial statements being made available to its members, and also within 14 days of any request by the Trustee a certificate of the relevant Issuer or, as the case may be, the Guarantor signed by any two of its Authorised Signatories that, having made all reasonable enquiries, to the best of the knowledge, information and belief of the relevant Issuer or, as the case may be, the Guarantor as at a date (the “Certification Date”) not more than five days before the date of the certificate no Event of Default or Potential Event of Default or other breach of this Trust Deed had occurred since the Certification Date of the last such certificate or (if none) the date of this Trust Deed or, if such an event had occurred, giving details of it.

10.6
Notices to ECN Holders: send to the Trustee the form of each notice to be given to ECN Holders and, once given, two copies of each such notice, such notice to be in a form approved by the Trustee (such approval, unless so expressed, not to constitute approval for the purposes of Section 21 of the FSMA of any such notice which is a communication within the meaning of Section 21 of the FSMA).

10.7	Further Acts: so far as permitted by applicable law, do such further things as may be necessary in the opinion of the Trustee to give effect to this Trust Deed.

10.8
Notice of Late Payment: forthwith upon request by the Trustee give notice to the ECN Holders of any unconditional payment to the Issuing, Paying and Conversion Agent or the Trustee of any sum due in respect of the ECNs or Coupons made after the due date for such payment.

10.9
Listing and Trading: use all reasonable endeavours to maintain the listing of the ECNs on the official list of the Financial Services Authority in its capacity as competent authority under the FSMA and the trading of such ECNs on the Market but, if it is unable to do so, having used such endeavours, or if the maintenance of such listing and trading is agreed by the Trustee to be unduly onerous and the Trustee is satisfied that the interests of the ECN Holders would not be thereby materially prejudiced, instead use all reasonable endeavours to obtain and maintain a listing of the ECNs on another stock exchange and/or admission to trading on another market, in each case approved in writing by the Trustee and in each case enter into a trust deed supplemental to this Trust Deed to effect such consequential amendments to this Trust Deed as the Trustee may require or as shall be requisite to comply with the requirements of any such stock exchange or securities market.

10.10
Change in Agents: give at least 14 days’ prior notice to the ECN Holders of any future appointment, resignation or removal of an Agent or of any change by an Agent of its specified office and not make any such appointment or removal without the Trustee’s written approval.

10.11
ECNs Held by Issuer etc.: send to the Trustee as soon as practicable after being so requested by the Trustee a certificate of the relevant Issuer or, as the case may be, LBG signed by any two of its Authorised Signatories stating the number of ECNs held at the date of such certificate by or on behalf of the relevant Issuer or, as the case may be, LBG or any of LBG’s Subsidiaries.

10.12
FSA notification: where confirmation from the FSA that it has no objection to the making of any payment or the taking of any other action under the Conditions or this Trust Deed is required to be obtained before such payment is made or such other action is taken, give the requisite period of notice as provided for in the Conditions or this Trust Deed or, if such notice requirement is not so provided for in the Conditions or this Trust Deed, one month’s prior written notice to the FSA (in each case with a copy to the Trustee) before making such payment or taking such action (or such shorter period of notice as the FSA may accept and as long as such notice is required to be given). The relevant Issuer shall, in the event that it has received confirmation from the FSA of no objection, or consent from the FSA pursuant to Condition 8(b) of the Dated ECNs or Condition 10(b) of the Undated ECNs, as applicable, confirm in writing to the Trustee that such Issuer has received no objection and/or received consent from the FSA, as applicable. Such Issuer shall, having received an objection to the making of any payment or taking of any action pursuant to the

Conditions or this Trust Deed from the FSA following notification thereof to the FSA pursuant to this Clause 10.12, promptly provide a copy thereof to the Trustee.

10.13
Legal Opinion: if so required by the Trustee acting reasonably, prior to making any modification or amendment or supplement to this Trust Deed, procure the delivery of legal opinion(s) as to English and any other relevant law, addressed to the Trustee, dated the date of such modification or amendment or supplement, as the case may be, and in a form acceptable to the Trustee from legal advisers acceptable to the Trustee.

10.14
Interest Deferral: in the case of Undated ECNs only, (i) give notice of any election to defer the payment of any interest which is otherwise due to be paid on an Interest Payment Date or any Accrued Conversion Interest which is otherwise payable on Conversion to the ECN Holders in accordance with Condition 19 of the Undated ECNs and to the Trustee and the Issuing, Paying and Conversion Agent not more than 30 nor less than 20 London business days prior to the relevant Interest Payment Date, or, as the case may be, to the Conversion Date and (ii) if in the opinion of LBG there exists a Market Disruption Event (as defined in Condition 21 of the Undated ECNs) as a consequence of which the Deferred Interest Payment or Deferred Accrued Conversion Interest may be deferred under Condition 8(e) of the Undated ECNs, give notice to the Trustee (in a certificate signed by two Authorised Signatories of the Issuer), the Issuing, Paying and Conversion Agent, the Calculation Agent, the ACSM Calculation Agent and (in accordance with Condition 19 of the Undated ECNs) the ECN Holders specifying details of the same as soon as possible after the Market Disruption Event has arisen or occurred.

10.15	Legal Opinions: procure the delivery of legal opinions addressed to the Trustee dated the date of such delivery:

10.15.1
from a leading law firm acceptable to the Trustee in England in such form as the Trustee may reasonably request before the Trade Date (as defined in the relevant subscription agreement) for any issue of ECNs that falls more than one year from the date the previous legal opinion was given pursuant to this Clause 10.15.1 or, in the case of the first legal opinion given pursuant to this Clause 10.15.1, before the Trade Date for any issue of ECNs that falls more than one year after the date of this Deed;

10.15.2
from a leading law firm acceptable to the Trustee in England in such form as the Trustee may reasonably request on each Issue Date (in the case of Syndicated Issues), terms used herein being as defined in the relevant subscription agreement for such issue of ECNs;

10.15.3
from legal advisers, acceptable to the Trustee, as to such law as may reasonably be requested by the Trustee, on the Issue Date for the ECNs in the event of a proposed issue of ECNs of such a nature and having such features as might lead the Trustee to conclude that it would be prudent, having regard to such nature and features, to obtain such legal opinion(s) or in the event that the Trustee considers it prudent in view of a change (or proposed change) in (or in the interpretation or application of) any applicable law, regulation or circumstance affecting the relevant Issuer, the Guarantor, the Trustee, the ECNs, the Certificates, the Coupons, the Talons, this Trust Deed, the Agency Agreement or the ACSM Calculation Agency Agreement; and

10.15.4	on each occasion on which a legal opinion is given to any dealer in relation to any ECNs from the legal adviser giving such opinion.

Whenever such a request is made with respect to any ECNs to be issued, the receipt of such opinion shall be a further condition precedent to the issue of those ECNs.

11	Remuneration and Indemnification of the Trustee

11.1
Normal Remuneration: So long as any ECN is outstanding the Issuers shall pay the Trustee as remuneration for its services as Trustee such sum on such dates in each case as they may from time to time agree. Such remuneration shall accrue from day to day from the date of this Trust Deed up to the date on which no ECN remains outstanding. However, if any payment to an ECN Holder or Couponholder of moneys due in respect of any ECN or Coupon is improperly withheld or refused, such remuneration shall again accrue as from the date of such withholding or refusal until payment to such ECN Holder or Couponholder is duly made.

11.2
Extra Remuneration: If an Event of Default or Potential Event of Default shall have occurred the relevant Issuer hereby agrees that the Trustee shall be entitled to be paid additional remuneration calculated at its normal hourly rates in force from time to time. In any other case, if the Trustee finds it expedient or necessary or is requested by any Issuer to undertake duties that they both agree to be of an exceptional nature or otherwise outside the scope of the Trustee’s normal duties under this Trust Deed, the relevant Issuer shall pay such additional remuneration as they may agree (and which may be calculated by reference to the Trustee’s normal hourly rates in force from time to time) or, failing agreement as to any of the matters in this Clause 11 (or as to such sums referred to in Clause 11.1), as determined by a financial institution or person (acting as an expert) selected by the Trustee and approved by the relevant Issuer or, failing such approval, nominated by the President for the time being of The Law Society of England and Wales. The expenses involved in such nomination and such financial institution’s fee shall be borne by the relevant Issuer. The determination of such financial institution or person shall, in the absence of manifest error, be conclusive and binding on the relevant Issuer, the Guarantor, the Trustee, the ECN Holders and the Couponholders.

11.3
Expenses: The relevant Issuer shall also on demand by the Trustee pay or discharge all Liabilities properly incurred by the Trustee in the preparation and execution of this Trust Deed and the performance of its functions under this Trust Deed including, but not limited to, legal and travelling expenses and any irrecoverable stamp, documentary or other similar taxes or duties paid by the Trustee in connection with any permissible proceedings brought by the Trustee against any Issuer or Guarantor to enforce any provision of this Trust Deed, the ECNs, the Coupons or the Talons. Such Liabilities shall be payable or reimbursable by the Issuer within seven days of demand by the Trustee and:

(i)
in the case of payments made by the Trustee prior to such demand will (if not paid within seven days of (a) such demand or (b) such later date as specified in the demand) carry interest from the date on which the demand is made at the base rate of National Westminster Bank plc on the date on which such payments were made by the Trustee or, if the Trustee has incurred a borrowing to make any such payment, at the rate of interest payable by the Trustee in respect of such borrowing; and

(ii)
in all other cases will carry interest at such rate from 30 days after the date on which the demand is made or (where the demand properly specifies that payment is to be made on an earlier or later date) from such earlier or later date as specified in the demand.

11.4
Indemnity: Each Issuer, failing whom each Guarantor, will indemnify the Trustee in respect of all Liabilities incurred by it pursuant to this Trust Deed (including any Liabilities it may incur as a result of the acts of omissions of any Appointee) or by any Appointee in the carrying out of its functions and in either case against any Liability (including, but not limited to, all Liabilities paid or incurred in disputing or defending any of the foregoing) which the Trustee or any Appointee may incur or which may be made against any of them arising out of or in relation to or in connection with, its appointment or the exercise of its trusts, powers, authorities, discretions or functions under this Trust Deed and the Agency Agreement. The Contracts (Rights of Third Parties) Act 1999 applies to this Clause 11.4.

11.5	Continuing Effect: Clauses 11.3 and 11.4 shall continue in full force and effect as regards the Trustee even if it no longer is Trustee.

11.6	Subordination: Payments under this Clause 11 are not subordinated to any other obligation of the relevant Issuer or the Guarantor.

11.7
Gross-up: Each Issuer and each Guarantor hereby further undertakes to the Trustee that all monies payable by the relevant Issuer or such Guarantor to the Trustee under this clause shall be made without set-off, counterclaim, deduction or withholding unless compelled by law in which event the relevant Issuer or, as the case may be, such Guarantor will pay such additional amounts as will result in the receipt by the Trustee of the amounts which would otherwise have been payable by the relevant Issuer or, as the case may be, such Guarantor to the Trustee under this clause in the absence of any such set-off, counterclaim, deduction or withholding (after taking into account any tax credit or other relief from tax which is available to the Trustee and which arises from such set off, counterclaim, deduction or withholding).

12	Provisions supplemental to the Trustee Act 1925 and the Trustee Act 2000

12.1
Advice: The Trustee may act on the opinion or advice of, or information obtained from, any expert and shall not be responsible to anyone for any loss occasioned by so acting whether such advice is obtained by or addressed to the relevant Issuer, the Trustee or any other person. Any such opinion, advice or information may be sent or obtained by letter or fax or electronic mail and the Trustee shall not be liable to anyone for acting in good faith on any opinion, advice or information purporting to be conveyed by such means even if it contains some error or is not authentic. The Trustee may rely without liability to ECN Holders and Couponholders on any report, confirmation or certificate or any advice of any accountants, financial advisers, financial institution or any other expert, whether or not addressed to the Trustee and whether or not liability in relation thereto is limited by reference to a monetary cap, methodology or otherwise.

12.2
Trustee to Assume Performance: The Trustee need not notify anyone of the execution of this Trust Deed or do anything to find out if an Event of Default, Potential Event of Default, breach of this Trust Deed, Conversion Trigger, Capital Disqualification Event, Relevant Event, Tax Event or, in the case of Undated ECNs only, Capital Breach Event or Market Disruption Event has occurred. Until it has actual knowledge or express notice to the contrary pursuant to this Trust Deed, the Trustee may assume that no such event has occurred and that the relevant Issuer and the Guarantor are performing all their obligations under this Trust Deed, the ECNs, the Coupons and the Talons.

12.3
Resolutions of ECN Holders: The Trustee shall not be liable to any person by reason of having acted in good faith upon any Extraordinary Resolution in writing or any Extraordinary Resolution or other resolution purporting to have been passed at any meeting of ECN Holders in respect whereof minutes have been made and signed or any direction or request of ECN Holders even though subsequent to its acting it may be found that there was some defect in the constitution of the meeting or the passing of the resolution or (in the case of an Extraordinary Resolution in writing or a direction or a request) it was not signed by the requisite number of ECN Holders that for any reason the resolution, direction or request was not valid or binding upon such ECN Holders and the relative Couponholders.

12.4
Certificate Signed by Authorised Signatories: If the Trustee, in the exercise of its functions, requires to be satisfied or to have information as to any fact or the expediency of any act, it may call for and accept as sufficient evidence of that fact or the expediency of that act a certificate signed by any two Authorised Signatories of the relevant Issuer or Guarantor as to that fact or to the effect that, in their opinion, that act is expedient and the Trustee need not call for further evidence and shall not be responsible for any loss occasioned by acting on such a certificate.

12.5
Deposit of Documents: The Trustee may appoint as custodian, on any terms, any bank or entity whose business includes the safe custody of documents or any lawyer or firm of lawyers believed by it to be of good repute and may deposit this Trust Deed and any other documents with such custodian and pay all sums due in respect thereof. The Trustee is not obliged to appoint a custodian of securities payable to bearer.

12.6
Discretion: The Trustee shall have absolute and uncontrolled discretion as to the exercise of its functions, duties, powers or discretions and shall not be responsible for any loss, liability, cost, claim, action, demand, expense or inconvenience that may result from their exercise or non-exercise.

12.7
Agents: Whenever it considers it expedient in the interests of the ECN Holders, the Trustee may, in the conduct of its trust business, instead of acting personally, employ and pay an agent selected by it, whether or not a lawyer or other professional person, to transact or conduct, or concur in transacting or conducting, any business and to do or concur in doing all acts required to be done by the Trustee (including the receipt and payment of money).

12.8	Delegation: Whenever it considers it expedient in the interests of the ECN Holders, the Trustee may delegate to any person on any terms (including power to sub-delegate) all or any of its functions.

12.9	Nominees: In relation to any asset held by it under this Trust Deed, the Trustee may appoint any person to act as its nominee on any terms.

12.10
Forged ECNs: The Trustee shall not be liable to either Issuer or the Guarantor or any ECN Holder or Couponholder by reason of having accepted as valid or not having rejected any ECN, Certificate, Coupon or Talon purporting to be such and later found to be forged or not authentic.

12.11	Confidentiality: Unless ordered to do so by a court of competent jurisdiction, the Trustee shall not be required to disclose to any ECN Holder or Couponholder any confidential financial or other information made available to the Trustee by either Issuer or the Guarantor or any other person in connection with this Trust Deed.

12.12
Determinations Conclusive: As between itself and the ECN Holders and Couponholders, the Trustee may determine all questions and doubts arising in relation to any of the provisions of this Trust Deed. Such determinations, whether made upon such a question actually raised or implied in the acts or proceedings of the Trustee, shall be conclusive and shall bind the Trustee, the ECN Holders and the Couponholders.

12.13
Currency Conversion: Where it is necessary or desirable to convert any sum from one currency to another, it shall (unless otherwise provided hereby or required by law) be converted at such rate or rates, in accordance with such method and as at such date as may reasonably be specified by the Trustee but having regard to current rates of exchange, if available. Any rate, method and date so specified shall be binding on the relevant Issuer, the Guarantor, the ECN Holders and the Couponholders.

12.14
Payment for and Delivery of ECNs: The Trustee shall not be responsible for the receipt or application by the relevant Issuer of the proceeds of the issue of the ECNs, any exchange of ECNs or the delivery of ECNs to the persons entitled to them.

12.15
ECNs Held by the Issuer etc.: In the absence of knowledge or express notice to the contrary, the Trustee may assume without enquiry (other than requesting a certificate under Clause 10.11) that no ECNs are for the time being held by or on behalf of the Issuers, LBG or LBG’s subsidiaries.

12.16
Enforcement: The Trustee shall not be bound to take any action to enforce the terms of the ECNs or the provisions of this Trust Deed or to take any other action under this Trust Deed until (a) directed to do so by an Extraordinary Resolution of ECN Holders or so requested in writing by ECN Holders holding at least one-quarter in principal amount of ECNs outstanding and (b) it shall have been indemnified and/or secured and/or prefunded to its satisfaction.

12.17
Consent of Trustee: Any consent or approval given by the Trustee for the purposes of the Trust Deed may be given on such terms and subject to such conditions (if any) as the Trustee thinks fit and notwithstanding anything to the contrary in this Trust Deed may be given retrospectively. The Trustee may give any consent or approval, exercise any power, authority or discretion or take any similar action (whether or not such consent, approval, power, authority, discretion or action is specifically referred to in this Trust Deed) if it is satisfied that the interests of the ECN Holders will not be materially prejudiced thereby. For the avoidance of doubt, the Trustee shall not have any duty to the ECN Holders in relation to such matters other than that which is contained in the preceding sentence.

12.18
Auditor’s reports: The Trustee may rely on reports and certificates addressed to and/or delivered to it by the Auditors of the relevant Issuer or Guarantor whether or not the same are addressed to it and whether or not they are subject to a limitation on the liability of the Auditors, whether by reference to a monetary cap or otherwise.

12.19
Legal Opinions: The Trustee shall not be responsible to any person for failing to request, require or receive any legal opinion relating to any ECNs or for checking or commenting upon the content of any such legal opinion.

12.20
Responsibility for agents etc.: If the Trustee exercises reasonable care in selecting any Appointee, it will not have any obligation to supervise the Appointee or be responsible for any loss, liability, cost, claim, action, demand or expense incurred by reason of the .

Appointee’s misconduct or default or the misconduct or default of any substitute appointed by the Appointee.

12.21
Adequate Indemnity or Repayment: No provision of this Trust Deed shall require the Trustee to do anything which may (i) be illegal or contrary to applicable law or regulation; or (ii) cause it to expend or risk its own funds or otherwise incur any loss, damage, cost, charge, claim, demand, expense, judgment, action, proceeding or other liability whatsoever incurred thereby in the performance of any of its duties or in the exercise of any of its rights, powers or discretions, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity, security or prefunding against such risk or loss, damage, cost, charge, claim, demand, expense, judgment, action, proceeding or liability whatsoever is not assured to it.

12.22
No Responsibility for Ordinary Share Value: The Trustee shall not at any time be under any duty or responsibility to any ECN Holder or Couponholder to determine whether any facts exist which may require any adjustment of the Conversion Price or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed, or in this Trust Deed or the Deed Poll provided to be employed, in making the same. The Trustee shall not at any time be under any duty or responsibility in respect of the validity or value (or the kind or amount) of any Ordinary Shares or any other securities, property or cash, which may at any time be made available or delivered upon the conversion of any ECNs; and it makes no representation with respect thereto. The Trustee shall not be responsible for any failure of LBG or any other entity to make available or deliver any Ordinary Shares or Relevant Shares or to make any payment upon the occurrence of Conversion in respect of any ECN or of the relevant Issuer or the Guarantor to comply with any of its covenants contained in this Trust Deed or of LBG or any other entity to comply with its obligations contained in the Deed Poll.

12.23
Interests of ECN Holders: In connection with the exercise by it of any of its trusts, powers, authorities and discretions under this Trust Deed (including, without limitation, any modification, waiver, authorisation, determination or substitution), the Trustee shall have regard to the general interests of the ECN Holders as a class and shall not have regard to any interests arising from circumstances particular to individual ECN Holders or Couponholders (whatever their number) and, in particular but without limitation, shall not have regard to the consequences of any such exercise for individual ECN Holders or Couponholders (whatever their number) resulting from their being for any purpose domiciled or resident in, or otherwise connected with, or subject to the jurisdiction of, any particular territory or any political sub-division thereof and the Trustee shall not be entitled to require, nor shall any ECN Holder or Couponholder be entitled to claim, from the relevant Issuer, the Guarantor, the Trustee or any other person any indemnification or payment in respect of any tax consequence of any such exercise upon individual ECN Holders or Couponholders except to the extent already provided for in Condition 10 of the Dated ECNs, and Condition 12 of the Undated ECNs, as applicable and/or any undertaking given in addition thereto or in substitution therefor under this Trust Deed.

12.24
Usual professional charges: Any trustee of this Trust Deed being a lawyer, accountant, broker or other person engaged in any profession or business shall be entitled to charge and be paid all usual professional and other charges for business transacted and acts done by him or his firm in connection with the trusts of this Trust Deed and also his proper charges in addition to disbursements for all other work and business done and all time spent by him or his firm in connection with matters arising in connection with this Trust Deed.

12.25
Trustee responsibility for this Trust Deed: The Trustee shall not be responsible for the execution, delivery, legality, effectiveness, adequacy, genuineness, validity, performance, enforceability or admissibility in evidence of this Trust Deed or any other document relating or expressed to be supplemental thereto and shall not be liable for any failure to obtain any licence, consent or other authority for the execution, delivery, legality, effectiveness, adequacy, genuineness, validity, performance, enforceability or admissibility in evidence of this Trust Deed or any other document relating or expressed to be supplemental thereto.

12.26
Merged Corporation: Any corporation into which the Trustee shall be merged or with which it shall be consolidated or any company resulting from any such merger or consolidation shall be a party hereto and shall be the Trustee under this Trust Deed without executing or filing any paper or document or any further act on the part of the parties thereto.

12.27
Action by the Trustee: The Trustee shall not be bound to take any action in connection with this Trust Deed or any obligations arising pursuant thereto, including, without prejudice to the generality of the foregoing, forming any opinion or employing any financial adviser, where it is not reasonably satisfied that it will be indemnified and/or secured and/or pre-funded against all Liabilities which may be incurred in connection with such action and may demand prior to taking any such action that there be paid to it in advance such sums as it reasonably considers (without prejudice to any further demand) shall be sufficient so to indemnify it.

12.28
Rating Agency: The Trustee shall have no responsibility whatsoever to the relevant Issuer, the Guarantor, any ECN Holder or Couponholder or any other person for the maintenance of or failure to maintain any rating of any of the ECNs by any rating agency.

12.29
Transfers of Restricted Global Certificate: The Trustee shall have no responsibility whatsoever to any person for monitoring any of the matters referred to in Clause 3.4 and shall incur no liability by reason of any action taken by the Trustee in respect of or in reliance upon or at the direction or request of any ECN Holder who holds any interest in a Restricted Global Certificate otherwise than in compliance with the provisions of such Clause.

13	Trustee Liability

Section 1 of the Trustee Act 2000 shall not apply to any function of the Trustee, provided that if the Trustee fails to show the degree of care and diligence required of it as trustee, nothing in this Trust Deed shall relieve or indemnify it from or against any liability that would otherwise attach to it in respect of any negligence, wilful default or breach of trust of which it may be guilty.

14	Waiver

The Trustee may, without the consent of the ECN Holders or Couponholders and without prejudice to its rights in respect of any subsequent breach, from time to time and at any time, if in its opinion the interests of the ECN Holders will not be materially prejudiced thereby, on such terms as seem expedient to it, waive or authorise, any breach or proposed breach by an Issuer or a Guarantor of this Trust Deed, the Conditions, the Agency Agreement or the ACSM Calculation Agency Agreement or determine that an

Event of Default or Potential Event of Default shall not be treated as such provided that the Trustee shall not do so in contravention of an express direction given by an Extraordinary Resolution or a request made pursuant to Condition 12 of the Dated ECNs and Condition 14 of the Undated ECNs, as applicable. No such direction or request shall affect a previous waiver, authorisation or determination. Any such waiver, authorisation or determination shall be binding on the ECN Holders and the Couponholders and, if the Trustee so requires, shall be notified to the ECN Holders as soon as practicable.

15	Trustee not precluded from entering into contracts

The Trustee and any other person, whether or not acting for itself, may acquire, hold or dispose of any ECN, Coupon, Talon or other security (or any interest therein) of an Issuer, a Guarantor or any other person, may enter into or be interested in any contract or transaction with any such person and may act on, or as depositary or agent for, any committee or body of holders of any securities of any such person in each case with the same rights as it would have had if the Trustee were not acting as Trustee and need not account for any profit.

16	Modification and Substitution

16.1
Modification: The Trustee may agree without the consent of the ECN Holders or Couponholders to any modification to this Trust Deed or the Agency Agreement or the ACSM Calculation Agency Agreement which is, in its opinion of a formal, minor or technical nature or to correct a manifest error. The Trustee may also so agree to any other modification, of any of the provisions of this Trust Deed or the Agency Agreement or the ACSM Calculation Agency Agreement that is in its opinion not materially prejudicial to the interests of the ECN Holders, but such power does not extend to any such modification as is mentioned in the proviso to paragraph 2 of Schedule 3. Any such modification may be made on such terms and subject to such conditions (if any) as the Trustee may determine, shall be binding on ECN Holders and the Couponholders and, unless the Trustee agrees otherwise, shall be notified by the relevant Issuer to the ECN Holders in accordance with Condition 17 of the Dated ECNs and Condition 19 of the Undated ECNs, as applicable as soon as practicable thereafter. The Trustee will have no power to agree to any modification of the Deed Poll on behalf of the ECN Holders.

16.2	Substitution:

Subject to the Issuer giving at least one month’s notice to, and receiving no objection from, the FSA (or such shorter period of notice as the FSA may from time to time require or accept and so long as there is a requirement to give such notice), the Trustee, (in the case of (A) below) shall, and (in the case of (B) below) may, without the consent of the ECN Holders or Couponholders, agree to the substitution of (A) in the event of an Exempt Newco Scheme, Newco as provided in and for the purposes of Condition 13(c) of the Dated ECNs and Condition 15(c) of the Undated ECNs, as applicable, in place of LBG as Guarantor or (B) an Issuer’s successor in business in place of the Issuer (or of any previously substituted company under this Clause) (each, a “Substituted Obligor”) as the principal debtor or guarantor, as applicable, under this Trust Deed and the ECNs, subject to (in the case of (B) only) the Trustee being of the opinion that such substitution will not be materially prejudicial to the interests of the ECN Holders and (in the case of (A) and (B)), provided that:

16.2.1
a deed is executed or undertaking given by the Substituted Obligor to the Trustee, in form and manner satisfactory to the Trustee, agreeing to be bound by this Trust Deed, the ECNs, the Coupons and the Talons (with consequential amendments as the Trustee may deem appropriate) as if the Substituted Obligor had been named in this Trust Deed, the ECNs, the Certificates, the Coupons and the Talons as the principal debtor in place of the relevant Issuer(s) or as the relevant guarantor in place of the Guarantor, as the case may be

16.2.2
if the Substituted Obligor is subject generally to the taxing jurisdiction of a territory or any authority of or in that territory with power to tax (the “Substituted Territory”) other than the territory to the taxing jurisdiction of which (or to any such authority of or in which) the relevant Issuer is subject generally (the “Issuer’s Territory”), or to which the Guarantor is subject generally (the “Guarantor’s Territory”) the Substituted Obligor shall (unless the Trustee otherwise agrees) give to the Trustee an undertaking satisfactory to the Trustee in terms corresponding to Condition 10 of the Dated ECNs or Condition 12 of the Undated ECNs, as applicable, with the substitution for the references in the relevant Condition to the relevant Issuer’s Territory or the Guarantor’s Territory as the case may be of references to the Substituted Territory whereupon the Trust Deed, the ECNs, the Certificates, the Coupons and the Talons shall be read accordingly

16.2.3
two directors of the Substituted Obligor certify that it will be solvent immediately after such substitution, (in which case the Trustee need not have regard to the Substituted Obligor’s financial condition, profits or prospects or compare them with those of the relevant Issuer or the Guarantor)

16.2.4	(in the case of (B) above only) the relevant Issuer, the Guarantor and the Substituted Obligor comply with such other requirements as the Trustee may direct in the interests of the ECN Holders

16.2.5
(in the case of (B) above only) the obligations of the Substituted Obligor under this Trust Deed, the ECNs, and the Coupons are guaranteed by the Guarantor in the same terms (with consequential amendments as necessary) as the Guarantee, to the Trustee’s satisfaction

16.2.6	(in the case of (A) above only) confirmation that the ratings of the ECNs from each of Standard and Poor’s, Moody’s and Fitch will not be adversely affected by such substitution

16.2.7
(in the case of (A) above only) the ECNs will continue to be listed on the official list or the Financial Services Authority and traded on the Market or on another stock exchange and/or on another market, in either case as approved by the Trustee

16.2.8
(in the case of (A) above only) the Trustee is provided with legal opinions (in a form satisfactory to the Trustee) as to the enforceability of the obligations of the Substituted Obligor as to English and any other applicable law and

16.2.9
the Trustee shall not be obliged to act under this Clause if to do so would or may in the opinion of the Trustee expose it to liability, reduce its protections or place more onerous obligations upon it.

16.3
Release of Substituted Issuer: An agreement by the Trustee pursuant to Clause 16.2 shall, if so expressed, release the relevant Issuer or, as the case may be, LBG (or a previous substitute) from any or all of its obligations under this Trust Deed, the ECNs, the

Coupons and the Talons. Notice of the substitution shall be given to the ECN Holders within 14 days of the execution of such documents and compliance with such requirements.

16.4
Completion of Substitution: On completion of the formalities set out in Clause 16.2, the Substituted Obligor shall be deemed to be named in this Trust Deed, the ECNs, the Certificates, the Coupons and the Talons as the principal debtor in place of the relevant Issuer (or of any previous substitute) or guarantor in place of the relevant Guarantor and this Trust Deed, the ECNs, the Certificates, the Coupons and the Talons shall be deemed to be amended as necessary to give effect to the substitution.

17	Appointment, Retirement and Removal of the Trustee

17.1
Appointment: Subject as provided in Clause 17.2, the Issuers have the power of appointing new trustees but no-one may be so appointed unless previously approved by an Extraordinary Resolution. A trust corporation shall at all times be a Trustee and may be the sole Trustee. Any appointment of a new Trustee shall be notified by each Issuer to the ECN Holders as soon as practicable.

17.2
Retirement and Removal: Any Trustee may retire at any time on giving at least 60 days’ written notice to the Issuers and the Guarantors without giving any reason or being responsible for any costs occasioned by such retirement and the ECN Holders may by Extraordinary Resolution remove any Trustee provided that the retirement or removal of a sole trust corporation shall not be effective until a trust corporation is appointed as successor Trustee. If a sole trust corporation gives notice of retirement or an Extraordinary Resolution is passed for its removal, the Issuers shall use all reasonable endeavours to procure that another trust corporation be appointed as Trustee but if it fails to do so before the expiry of such 60 day notice period or within 30 days after the passing of any such Extraordinary Resolution, the Trustee shall have the power to appoint a new Trustee.

17.3	Co-Trustees: The Trustee may, despite Clause 17.1, by written notice to each Issuer and each Guarantor appoint anyone to act as an additional Trustee jointly with the Trustee:

17.3.1	if the Trustee considers the appointment to be in the interests of the ECN Holders and/or the Couponholders

17.3.2	to conform with a legal requirement, restriction or condition in a jurisdiction in which a particular act is to be performed or

17.3.3	to obtain a judgment or to enforce a judgment or any provision of this Trust Deed in any jurisdiction.

Subject to the provisions of this Trust Deed the Trustee may confer on any person so appointed such functions as it thinks fit. The Trustee may by written notice to each Issuer, each Guarantor and that person remove that person. At the Trustee’s request, the Issuers and the Guarantors shall forthwith do all things as may be required to perfect such appointment or removal and each of them irrevocably appoints the Trustee as their attorney in their name and on its behalf to do so.

17.4	Competence of a Majority of Trustees: If there are more than two Trustees the majority of them shall be competent to perform the Trustee’s functions provided the majority includes a trust corporation.

18	ECNs held in Clearing Systems and Couponholders

18.1
ECNs Held in Clearing Systems: So long as any Global Note is, or any ECNs represented by a Global Certificate are, held on behalf of a clearing system, in considering the interests of ECN Holders, the Trustee may have regard to any information provided to it by such clearing system or its operator as to the identity (either individually or by category) of its accountholders or participants with entitlements to any such Global Note or the Registered ECNs and may consider such interests on the basis that such accountholders or participants were the holder(s) thereof.

18.2
Couponholders: No notices need be given to Couponholders. They shall be deemed to have notice of the contents of any notice given to ECN Holders. Even if it has express notice to the contrary, in exercising any of its functions by reference to the interests of the ECN Holders, the Trustee shall assume that the holder of each ECN is the holder of all Coupons and Talons relating to it.

19	Currency Indemnity

19.1
Currency of Account and Payment: The Contractual Currency is the sole currency of account and payment for all sums payable by the relevant Issuer or the Guarantor under or in connection with this Trust Deed, the ECNs and the Coupons, including damages.

19.2
Extent of Discharge: An amount received or recovered in a currency other than the Contractual Currency (whether as a result of, or of the enforcement of, a judgment or order of a court of any jurisdiction, in the insolvency, winding-up or dissolution of the relevant Issuer or the Guarantor or otherwise), by the Trustee or any ECN Holder or Couponholder in respect of any sum expressed to be due to it from the relevant Issuer or Guarantor shall only discharge the relevant Issuer and Guarantor to the extent of the Contractual Currency amount that the recipient is able to purchase with the amount so received or recovered in that other currency on the date of that receipt or recovery (or, if it is not practicable to make that purchase on that date, on the first date on which it is practicable to do so).

19.3
Indemnity: If that Contractual Currency amount is less than the Contractual Currency amount expressed to be due to the recipient under this Trust Deed, the ECNs or the Coupons, the relevant Issuer, failing whom the Guarantor, shall indemnify it against any loss sustained by it as a result. In any event, the relevant Issuer, failing whom the Guarantor, shall indemnify the recipient against the cost of making any such purchase.

19.4
Indemnity Separate: The indemnities in this Clause 19 and in Clause 11.4 constitute separate and independent obligations from the other obligations in this Trust Deed, shall give rise to a separate and independent cause of action, shall apply irrespective of any indulgence granted by the Trustee and/or any ECN Holder or Couponholder and shall continue in full force and effect despite any judgment, order, claim or proof for a liquidated amount in respect of any sum due under this Trust Deed, the ECNs and/or the Coupons or any other judgment or order.

20	Communications

20.1
Method: Each communication under this Trust Deed shall be made by electronic communication, fax or otherwise in writing. Each communication or document to be delivered to any party under this Trust Deed shall be sent to that party at the fax number, postal address or electronic address, and marked for the attention of the person (if any), from time to time designated by that party to each other party for the purpose of this Trust

Deed. The initial telephone number, fax number, postal address, electronic address and person so designated by the parties under this Trust Deed are:

in the case of LBG Capital No. 1 plc, to it at:

10 Gresham Street
London EC2V 7AE
United Kingdom

Fax No.:	020 7158 3277
Attention:	Group Funding and Capital Markets Issuance Director, Group Corporate Treasury

in the case of LBG Capital No. 2 plc, to it at:

10 Gresham Street
London EC2V 7AE
United Kingdom

Fax No.:	020 7158 3277
Attention:	Group Funding and Capital Markets Issuance Director, Group Corporate Treasury

in the case of Lloyds Banking Group plc, to it at:

10 Gresham Street
London EC2V 7AE
United Kingdom

Fax no.:	020 7158 3277

Attention:	Group Funding and Capital Markets Issuance Director, Group Corporate Treasury

in the case of Lloyds TSB Bank plc, to it at:

10 Gresham Street
London EC2V 7AE
United Kingdom

Fax no.:	020 7158 3277
Attention:	Group Funding and Capital Markets Issuance Director, Group Corporate Treasury

in the case of the Trustee, to it at:

BNY Corporate Trustee Services Limited
One Canada Square
London E14 5AL
United Kingdom

Fax no.:	020 7964 2536
Attention:	Trustee Administration Manager

20.2
Deemed Receipt: Any communication from any party to any other under this Trust Deed shall be effective, (if by fax) when good receipt is confirmed by the recipient following enquiry by the sender, (if in writing) when delivered and (if by electronic communication) when the relevant receipt of such communication being read is given, or where no read receipt is requested by the sender, at the time of sending, provided that no delivery failure notification is received by the sender within 24 hours of sending such communication; provided that any, communication which is received (or deemed to take effect in accordance with the foregoing) outside business hours or on a non-business day in the place of receipt shall be deemed to take effect at the opening of business on the next following business day in such place. Any communication delivered to any party under this Trust Deed which is to be sent by electronic communication will be written legal evidence.

21	Further Issues

21.1
The Issuers may from time to time without the consent of the ECN Holders or Couponholders create and issue further notes having the same terms and conditions as the ECNs in all respects (or in all respects except for the first payment of interest on them) and so that such further notes shall be consolidated and form a single Series with the ECNs. References in the Conditions and this Trust Deed to the ECNs include (unless the context requires otherwise) any other notes issued pursuant to the Conditions and forming a single Series with the ECNs.

21.2
Meetings of ECN Holders: If the Trustee so directs, Schedule 3 shall apply equally to ECN Holders and to holders of any other securities issued pursuant to the Conditions and this Trust Deed as if references in it to “ECNs” and “ECN Holders” were also to such securities and their holders respectively.

22	Governing Law

22.1
Governing Law: This Trust Deed and any non-contractual obligations arising out of or in connection with it shall be governed by and construed in accordance with English law, save that where the Guarantor is LBG the provisions of Clause 5.2.1 relating to the subordination of the Guarantee are governed by, and shall be construed in accordance with, Scots law.

22.2
Jurisdiction: The courts of England are to have jurisdiction to settle any disputes that may arise out of or in connection with this Trust Deed, the ECNs, the Coupons or the Talons or the Guarantee and accordingly any legal action or proceedings arising out of or in connection with this Trust Deed, the ECNs, the Coupons or the Talons or the Guarantee (“Proceedings”) may be brought in such courts. The Issuers and the Guarantors irrevocably submit to the jurisdiction of the courts of England and waives any objections to Proceedings in such courts on the ground of venue or on the ground that the Proceedings have been brought in an inconvenient forum. These submissions are for the benefit of each of the Trustee, the ECN Holders and the Couponholders and shall not limit the right of any of them to take Proceedings in any other court of competent jurisdiction nor shall the taking of Proceedings in any one or more jurisdictions preclude the taking of Proceedings in any other jurisdiction (whether concurrently or not).

In witness whereof this deed consisting of this and the preceding 37 pages together with 5 Schedules has been executed and delivered on the date stated at the beginning and as follows:

LBG CAPITAL NO. 1 plc
as Issuer

By its duly authorised attorney: RICHARD SHRIMPTON

In the Presence of: ANTHONY GEFFIN, SOLICITOR, 1 SILK STREET, LONDON

LBG CAPITAL NO. 2 plc
as Issuer

By its duly authorised attorney: RICHARD SHRIMPTON

In the Presence of: ANTHONY GEFFIN, SOLICITOR, 1 SILK STREET, LONDON

LLOYDS BANKING GROUP plc
as Guarantor

By its duly authorised attorney: RICHARD SHRIMPTON

In the Presence of: ANTHONY GEFFIN, SOLICITOR, 1 SILK STREET, LONDON

LLOYDS TSB BANK plc
as Guarantor

By its duly authorised attorney: RICHARD SHRIMPTON

In the Presence of: ANTHONY GEFFIN, SOLICITOR, 1 SILK STREET, LONDON

Executed as a Deed by
BNY CORPORATE TRUSTEE SERVICES LIMITED
acting by two of its lawful attorneys:

Attorney: JEREMY HOLLINGSWORTH

Attorney: PAUL CATTERMOLE

in the presence of:
Witness name:

Signature: MICHAEL LEE, SENIOR ASSOCIATE

Address: THE BANK OF NEW YORK MELLON, ONE CANADA SQUARE, LONDON E14 5AL

This is the Schedule 1 referred to in the foregoing Trust Deed dated 1 December 2009 entered into among LBG Capital No. 1 plc, LBG Capital No. 2 plc, Lloyds Banking Group plc, Lloyds TSB Bank plc and BNY Corporate Trustee Services Limited

Schedule 1
Part A
Form of Temporary Global Note

THIS TEMPORARY GLOBAL NOTE AND THE GUARANTEES IN RESPECT HEREOF HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933 (THE "SECURITIES ACT"). NEITHER THIS TEMPORARY GLOBAL NOTE NOR ANY PORTION HEREOF MAY BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO ANY U.S. PERSON UNLESS AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT IS AVAILABLE.

[LBG Capital No. 1 plc/LBG Capital No. 2 plc]*
(Incorporated with limited liability in England and Wales)

ENHANCED CAPITAL NOTE

irrevocably and unconditionally guaranteed by
[Lloyds Banking Group plc
(incorporated as a public company limited by shares in Scotland)]
[and]
[Lloyds TSB Bank plc
(Incorporated with limited liability in England and Wales)]*

TEMPORARY GLOBAL NOTE

Temporary Global Note No. [●]

This temporary Global Note is issued in respect of the Enhanced Capital Notes (the “ECNs”) of the Tranche and Series specified in the Second Schedule hereto of [LBG Capital No. 1 plc] [LBG Capital No. 2 plc]* (the “Issuer”).

Interpretation and Definitions

References in this temporary Global Note to the “Conditions” are to the Terms and Conditions applicable to the ECNs (which are in the form set out in Schedule 4 [Part A/Part B] to the Trust Deed originally made on 1 December 2009 (such Trust Deed as amended, modified and/or supplemented and/or restated as at the Issue Date and subsequently, the “Trust Deed”) between LBG Capital No. 1 plc, LBG Capital No. 2 plc, Lloyds Banking Group plc, Lloyds TSB Bank plc and BNY Corporate Trustee Services Limited as trustee, as such form is supplemented and/or modified and/or superseded by the provisions of this temporary Global Note (including the supplemental definitions and any modifications or additions set out in the Second Schedule hereto), which in the event of any conflict shall prevail). Other capitalised terms used in this temporary Global Note shall have the meanings given to them in the Conditions or the Trust Deed. If the Second Schedule hereto specifies that the applicable TEFRA exemption is either “C Rules” or “not applicable”, this temporary Global Note is a “C Rules Note”, otherwise this temporary Global Note is a “D Rules Note”.

*	Delete as applicable

Aggregate Principal Amount

The aggregate principal amount from time to time of this temporary Global Note shall be an amount equal to the aggregate principal amount of the ECNs as shall be shown by the latest entry in the fourth column of the First Schedule hereto, which shall be completed by or on behalf of the Issuing, Paying and Conversion Agent upon (i) the issue of ECNs represented hereby, (ii) the exchange of the whole or a part of this temporary Global Note for a corresponding interest in a permanent Global Note or, as the case may be, for Definitive Notes, and/or (iii) the redemption purchase or conversion and cancellation of ECNs represented hereby all as described below.

Promise to Pay

Subject as provided herein, the Issuer, for value received, promises to pay to the bearer of this temporary Global Note, upon presentation and (when no further payment is due in respect of this temporary Global Note) surrender of this temporary Global Note, on the Maturity Date (in the case of Dated ECNs only) or on such date as the amount payable upon redemption under the Conditions may become repayable in accordance with the Conditions, the amount payable upon redemption under the Conditions in respect of the aggregate principal amount of ECNs represented by this temporary Global Note or (in the case of Undated ECNs) such other amount as may be payable pursuant to Condition 5(a), and (unless this temporary Global Note does not bear interest) to pay interest in respect of the ECNs from the Interest Commencement Date in arrear at the rates, in the amounts and on the dates for payment, and in accordance with the methods of calculation provided for in the Conditions, save that the calculation is made in respect of the total aggregate amount of the ECNs, together with such other sums and additional amounts (if any) as may be payable under the Conditions, in accordance with the Conditions, subject to the requirements as to certification provided herein.

For so long as any of the ECNs are represented by this temporary Global Note, the bearer of this temporary Global Note may, except as ordered by a court of competent jurisdiction or as required by law, be treated by the Issuer, the Guarantor(s), the Trustee and the Paying and Conversion Agents as the owner hereof and of all rights hereunder free from all encumbrances (in accordance with and subject to its terms and the Trust Deed) and the expression “ECN Holder” and related expressions shall be construed accordingly.

Exchange

On or after the first day following the expiry of 40 days after the Issue Date (the “Exchange Date”), this temporary Global Note may be exchanged (free of charge to the holder) in whole or (in the case of a D Rules Note only) from time to time in part by its presentation and, on exchange in full, surrender to or to the order of the Issuing, Paying and Conversion Agent for interests in a permanent Global Note or, if so specified in the Second Schedule hereto, for Definitive Notes in an aggregate principal amount equal to the principal amount of this temporary Global Note submitted for exchange provided that, in the case of any part of a D Rules Note submitted for exchange for a permanent Global Note or Definitive Notes, there shall have been Certification with respect to such principal amount submitted for such exchange dated no earlier than the Exchange Date.

“Certification” means the presentation to the Issuing, Paying and Conversion Agent of a certificate or certificates with respect to one or more interests in this temporary Global Note, signed by Euroclear or Clearstream, Luxembourg, substantially to the effect set out in Schedule 4 to the Agency Agreement to the effect that it has received a certificate or certificates substantially to the effect set out in Schedule 3 to the Agency Agreement with respect thereto and that no contrary advice as to the contents thereof has been received by Euroclear or Clearstream, Luxembourg, as the case may be.

Upon the whole or a part of this temporary Global Note being exchanged for a permanent Global Note, such permanent Global Note shall be exchangeable in accordance with its terms for Definitive Notes.

The Definitive Notes for which this temporary Global Note or a permanent Global Note may be exchanged shall be duly executed and authenticated, shall have attached to them all Coupons (and, where appropriate, Talons) in respect of interest, that has not already been paid on this temporary Global Note or the permanent Global Note, as the case may be, shall be security printed and shall be substantially in the form set out in the Schedules to the Trust Deed as supplemented and/or modified and/or superseded by the terms of the Second Schedule hereto.

On any exchange of a part of this temporary Global Note for an equivalent interest in a permanent Global Note or for Definitive Notes, the portion of the principal amount hereof so exchanged shall be endorsed by or on behalf of the Issuing, Paying and Conversion Agent in the First Schedule hereto, whereupon the principal amount hereof shall be reduced for all purposes by the amount so exchanged and endorsed.

Benefit of Conditions

Except as otherwise specified herein or in the Trust Deed or the Conditions, this temporary Global Note is subject to the Conditions and the Trust Deed and, until the whole of this temporary Global Note is exchanged for equivalent interests in a permanent Global Note or for Definitive Notes, as the case may be, the holder of this temporary Global Note shall in all respects be entitled to the same benefits as if it were the holder of the permanent Global Note (or the relevant part of it) or the Definitive Notes, as the case may be, for which it may be exchanged as if such permanent Global Note or Definitive Notes had been issued on the Issue Date.

Payments

No person shall be entitled to receive any payment in respect of the ECNs represented by this temporary Global Note that falls due on or after the Exchange Date unless, upon due presentation of this temporary Global Note for exchange, delivery of (or, in the case of a subsequent exchange, due endorsement of) a permanent Global Note or delivery of Definitive Notes, as the case may be, is improperly withheld or refused by or on behalf of the Issuer.

Payments due in respect of a D Rules Note before the Exchange Date shall only be made in relation to such principal amount of this temporary Global Note with respect to which there shall have been Certification dated no earlier than such due date for payment.

Any payments that are made in respect of this temporary Global Note shall be made to its holder against presentation and (if no further payment and/or delivery falls to be made on it) surrender of it at the specified office of the Issuing, Paying and Conversion Agent or of any other Paying and Conversion Agent provided for in the Conditions. If any payment of principal in full is made in respect of any ECN represented by this temporary Global Note, the portion of this temporary Global Note representing such ECN shall be cancelled and the amount so cancelled shall be endorsed by or on behalf of the Issuing, Paying and Conversion Agent in the First Schedule hereto (such endorsement being prima facie evidence that the payment in question has been made) whereupon the principal amount hereof shall be reduced for all purposes by the amount so cancelled and endorsed. If any other payments are made in respect of the ECNs represented by this temporary Global Note, a record of each such payment and/or delivery shall be endorsed by or on behalf of the Issuing, Paying and Conversion Agent on an additional schedule hereto (such endorsement being prima facie evidence that the payment and/or delivery in question has been made). Condition 9(e) and Condition 10(f) of the Dated ECNs, or Condition 11(e) and Condition 12(f) of the Undated ECNs, as the case may be, will apply to Definitive Notes only.

Cancellation

Cancellation of any ECN represented by this temporary Global Note that is required by the Conditions to be cancelled (other than upon its redemption) shall be effected by reduction in the principal amount of this temporary Global Note representing such ECN on its presentation to or to the order of the Issuing, Paying and Conversion Agent for endorsement in the First Schedule hereto, whereupon the principal amount hereof shall be reduced for all purposes by the amount so cancelled and endorsed.

Trustee’s Powers

In considering the interests of Holders while this temporary Global Note is held on behalf of a clearing system, the Trustee may have regard to any information provided to it by such clearing system or its operator as to the identity (either individually or by category) of its accountholders with entitlements to such temporary Global Note and may consider such interests as if such accountholders were the holders of the ECNs represented by this temporary Global Note.

Negotiability

This temporary Global Note is a bearer document and negotiable and accordingly:

(i)
is freely transferable by delivery and such transfer shall operate to confer upon the transferee all rights and benefits appertaining hereto and to bind the transferee with all obligations appertaining hereto pursuant to the Conditions

(ii)
the holder of this temporary Global Note is and shall be absolutely entitled as against all previous holders to receive all amounts by way of amounts payable upon redemption, interest or otherwise payable in respect of this temporary Global Note and the Issuer and the Guarantor has waived against such holder and any previous holder of this temporary Global Note all rights of set-off or counterclaim that would or might otherwise be available to it in respect of the obligations evidenced by this temporary Global Note and

(iii)	payment upon due presentation of this temporary Global Note as provided herein shall operate as a good discharge against such holder and all previous holders of this temporary Global Note.

Notices

Notices required to be given in respect of the ECNs represented by this temporary Global Note may be given by their being delivered (so long as this temporary Global Note is held on behalf of Euroclear, Clearstream, Luxembourg or any other clearing system) to Euroclear, Clearstream, Luxembourg or such other clearing system, as the case may be, or otherwise to the holder of this temporary Global Note, rather than by publication as required by the Conditions.

No provision of this temporary Global Note shall alter or impair the obligation of the Issuer or the Guarantor to pay the principal and premium of and interest on the ECNs when due in accordance with the Conditions.

This temporary Global Note shall not be valid or become obligatory for any purpose until authenticated by or on behalf of the Issuing, Paying and Conversion Agent.

No rights are conferred on any person under the Contracts (Rights of Third Parties) Act 1999 to enforce ay term of this temporary Global Note, but this does not affect any right or remedy of any person which exists or is available apart from that Act.

This temporary Global Note and any non-contractual obligations arising out of or in connection with it shall be governed by, and construed in accordance with, English law.

In witness whereof the Issuer has caused this temporary Global Note to be signed on its behalf.

Dated as of the Issue Date.

[LBG Capital No. 1 plc/LBG Capital No. 2 plc]*

By:

............................................
Director

* Delete as applicable

CERTIFICATE OF AUTHENTICATION

This temporary Global Note is authenticated
by or on behalf of the Issuing, Paying and Conversion Agent.

THE BANK OF NEW YORK MELLON
as Issuing and Paying Agent

By:

............................................
Duly authorised
for and on behalf of
The Bank of New York Mellon
as Issuing and Paying Agent without recourse, warranty or liability.

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

THE FIRST SCHEDULE
Principal amount of ECNs represented by this temporary Global Note

The following (i) issue of ECNs initially represented by this temporary Global Note, (ii) exchanges of the whole or a part of this temporary Global Note for interests in a permanent Global Note or for Definitive Notes and/or (iii) cancellations of interests in this temporary Global Note have been made, resulting in the principal amount of this temporary Global Note specified in the latest entry in the fourth column below:

Date	Amount of decrease in principal amount of this temporary Global Note	Reason for decrease in principal amount of this temporary Global Note (exchange, cancellation)	Principal amount of this temporary Global Note on issue or following such decrease	Notation made by or on behalf of the Issuing, Paying and Conversion Agent
Issue Date	not applicable	not applicable

THE SECOND SCHEDULE

[Insert the provisions of Part A of the relevant Final Terms that relate to the Conditions or the Global Notes as the Second Schedule]

Schedule 1
Part B
Form of Permanent Global Note

THIS PERMANENT GLOBAL NOTE AND THE GUARANTEES IN RESPECT HEREOF HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933 (THE "SECURITIES ACT"). NEITHER THIS PERMANENT GLOBAL NOTE NOR ANY PORTION HEREOF MAY BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO ANY U.S. PERSON UNLESS AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT IS AVAILABLE.

[LBG Capital No. 1 plc/LBG Capital No. 2 plc]*
(Incorporated with limited liability in England and Wales)

ENHANCED CAPITAL NOTE

unconditionally and irrevocably guaranteed by
[[Lloyds Banking Group plc
(incorporated as a public company limited by shares in Scotland)]
[and]
[Lloyds TSB Bank plc
(Incorporated with limited liability in England and Wales)]*

PERMANENT GLOBAL NOTE

Permanent Global Note No. [●]

This permanent Global Note is issued in respect of the Enhanced Capital Notes (the “ECNs”) of the Tranche(s) and Series specified in the Third Schedule hereto of [LBG Capital No. 1 plc/LBG Capital No. 2 plc]* (the “Issuer”) and guaranteed by [Lloyds Banking Group plc] [and] [Lloyds TSB Bank plc]*.

Interpretation and Definitions

References in this permanent Global Note to the “Conditions” are to the Terms and Conditions applicable to the ECNs (which are in the form set out in Schedule 4 [Part A/Part B]* to the Trust Deed originally made on 1 December 2009 (such Trust Deed as amended and/or supplemented and/or restated as at the Issue Date and subsequently, the “Trust Deed”) between LBG Capital No. 1 plc, LBG Capital No. 2 plc, Lloyds Banking Group plc, Lloyds TSB Bank plc and BNY Corporate Trustee Services Limited as trustee, as such form is supplemented and/or modified and/or superseded by the provisions of this permanent Global Note (including the supplemental definitions and any modifications or additions set out in the Third Schedule hereto), which in the event of any conflict shall prevail). Other capitalised terms used in this permanent Global Note shall have the meanings given to them in the Conditions or the Trust Deed.

Aggregate Principal Amount

The aggregate principal amount from time to time of this permanent Global Note shall be an amount equal to the aggregate principal amount of the ECNs as shall be shown by the latest entry in the fourth column of the First Schedule hereto, which shall be completed by or on behalf of the Issuing, Paying and Conversion Agent upon (i) the exchange of the whole or a part of the

*	Delete as appropriate

temporary Global Note initially representing the ECNs for a corresponding interest herein (in the case of ECNs represented by a temporary Global Note upon issue), (ii) the issue of the ECNs represented hereby (in the case of ECNs represented by this permanent Global Note upon issue), (iii) the exchange of the whole or, where the limited circumstances so permit, a part of this permanent Global Note for Definitive Notes, or (iv) the redemption, conversion or purchase and cancellation of ECNs represented all as described below.

Promise to Pay

Subject as provided herein, the Issuer, for value received, hereby promises to pay to the bearer of this permanent Global Note, upon presentation and (when no further payment is due in respect of this permanent Global Note) surrender of this permanent Global Note, on the Maturity Date (in the case of Dated ECNs only), or on such date as the amount payable upon redemption under the Conditions may become repayable in accordance with the Conditions, the amount payable upon redemption under the Conditions in respect of the aggregate principal amount of ECNs represented by this permanent Global Note or (in the case of Undated ECNs) such other amount as may be payable pursuant to Condition 5(a), and (unless this permanent Global Note does not bear interest) to pay interest in respect of the ECNs from the Interest Commencement Date in arrear at the rates, in the amounts and on the dates for payment, and in accordance with the methods of calculation provided for in the Conditions, save that the calculation is made in respect of the total aggregate amount of the ECNs together with such other sums and additional amounts (if any) as may be payable under the Conditions, in accordance with the Conditions, subject to the requirements as to certification provided herein.

Exchange

This permanent Global Note is exchangeable (free of charge to the holder) on or after the Exchange Date in whole but not, except as provided in the next paragraph, in part for Definitive Notes if Euroclear or Clearstream, Luxembourg or any other clearing system (an “Alternative Clearing System”) is closed for business for a continuous period of 14 days (other than by reason of holiday, statutory or otherwise) or announces an intention permanently to cease business or does in fact do so and no alternative clearing system satisfactory to the Trustee is available.

This permanent Global Note is exchangeable in part on one or more occasions (provided, however, that if this permanent Global Note is held by or on behalf of Euroclear and/or Clearstream, Luxembourg, the rules of Euroclear and/or Clearstream, Luxembourg, as the case may be, so permit) for Definitive Notes if principal in respect of any Notes is not paid when due.

“Exchange Date” means a day falling not less than 60 days after that on which the notice requiring exchange is given and on which banks are open for business in the city in which the specified office of the Issuing, Paying and Conversion Agent is located and, except in the case of exchange pursuant to (iii) above, in the cities in which Euroclear and Clearstream, Luxembourg or, if relevant, the Alternative Clearing System, are located.

Any such exchange may be effected on or after an Exchange Date by the holder of this permanent Global Note surrendering this permanent Global Note or, in the case of a partial exchange, presenting it for endorsement to or to the order of the Issuing, Paying and Conversion Agent. In exchange for this permanent Global Note, or part thereof to be exchanged, the Issuer shall deliver, or procure the delivery of, duly executed and authenticated Definitive Notes in an aggregate principal amount equal to the principal amount of this permanent Global Note submitted for exchange (if appropriate, having attached to them all Coupons (and, where appropriate, Talons) in respect of interest that has not already been paid on this permanent Global Note), security printed and substantially in the form set out in Schedule 2 to the Trust Deed as supplemented and/or modified and/or superseded by the terms of the Third Schedule hereto.

On any exchange of a part of this permanent Global Note the portion of the principal amount hereof so exchanged shall be endorsed by or on behalf of the Issuing, Paying and Conversion Agent in the First Schedule hereto, whereupon the principal amount hereof shall be reduced for all purposes by the amount so exchanged and endorsed.

Benefit of Conditions

Except as otherwise specified herein or in the Trust Deed or the Conditions, this permanent Global Note is subject to the Conditions and the Trust Deed and, until the whole of this permanent Global Note is exchanged for Definitive Notes, the holder of this permanent Global Note shall in all respects be entitled to the same benefits as if it were the holder of the Definitive Notes for which it may be exchanged and as if such Definitive Notes had been issued on the Issue Date and shall have the benefit of and be bound by all applicable provisions of the Deed Poll.

Payments

No person shall be entitled to receive any payment in respect of the ECNs represented by this permanent Global Note that falls due after an Exchange Date for such ECNs, unless upon due presentation of this permanent Global Note for exchange, delivery of Definitive Notes is improperly withheld or refused by or on behalf of the Issuer or the Issuer does not perform or comply with any one or more of what are expressed to be its obligations under any Definitive Notes.

Payments in respect of this permanent Global Note shall be made to its holder against presentation and (if no further payment and/or delivery falls to be made on it) surrender of it at the specified office of the Issuing, Paying and Conversion Agent or of any other Paying and Conversion Agent provided for in the Conditions. A record of each such payment shall be endorsed on the First or Second Schedule hereto, as appropriate, by the Issuing, Paying and Conversion Agent or by the relevant Paying and Conversion Agent, for and on behalf of the Issuing, Paying and Conversion Agent, which endorsement shall (until the contrary is proved) be prima facie evidence that the payment in question has been made. Condition 9(e) and Condition 10(f) of the Dated ECNs, or Condition 11(e) and Condition 12(f) of the Undated ECNs, as the case may be, will apply to Definitive Notes only.

Prescription

Claims in respect of principal and interest (as each is defined in the Conditions) in respect of this permanent Global Note shall become void unless it is presented for payment within a period of 10 years (in the case of principal) and five years (in the case of interest) from the appropriate Relevant Date.

Meetings

For the purposes of any meeting of ECN Holders, the holder of this permanent Global Note shall (unless this permanent Global Note represents only one ECN) be treated as two persons for the purposes of any quorum requirements of a meeting of ECN Holders and, at any such meeting, as having one vote in respect of each integral currency unit of the Specified Currency of the ECNs.

Cancellation

Cancellation of any ECN represented by this permanent Global Note that is required by the Conditions to be cancelled (other than upon its redemption) shall be effected by reduction in the principal amount of this permanent Global Note representing such ECN on its presentation to or to the order of the Issuing, Paying and Conversion Agent for endorsement in the First Schedule hereto, whereupon the principal amount hereof shall be reduced for all purposes by the amount so cancelled and endorsed.

Purchase

ECNs may only be purchased by the Issuer, the Guarantors or any of their respective subsidiaries or any holding company of the Issuer or any other subsidiary of any such holding company if they are purchased together with the right to receive all future payments of interest thereon.

Notices

Notices required to be given in respect of the Notes represented by this permanent Global Note may be given by their being delivered (so long as this permanent Global Note is held on behalf of Euroclear, Clearstream, Luxembourg or an Alternative Clearing System) to Euroclear, Clearstream, Luxembourg or such Alternative Clearing System, as the case may be, or otherwise to the holder of this permanent Global Note, rather than by publication as required by the Conditions.

Trustee’s Powers

In considering the interests of Holders while this permanent Global Note is held on behalf of a clearing system, the Trustee may have regard to any information provided to it by such clearing system or its operator as to the identity (either individually or by category) of its accountholders with entitlements to such permanent Global Note and may consider such interests as if such accountholders were the holders of the ECNs represented by this permanent Global Note.

Conversion

As soon as reasonably practicable following the occurrence of a Conversion Trigger, the Issuer shall give notice thereof to the relevant clearing system for communication by it to entitled accountholders (subject to the provisions of the paragraph headed “Notices” above) within the time limits set out in and containing the information required by Condition 7(a) of the Dated ECNs or Condition 9(a) of the Undated ECNs, as applicable. In order to obtain any Ordinary Shares upon Conversion Holders must give notice to the Issuing, Paying and Conversion Agent in accordance with the standard procedures of Euroclear and Clearstream, Luxembourg prior to the date specified in the Deed Poll (which may include notice being given on instruction by Euroclear or Clearstream, Luxembourg or any common depositary for them to the Issuing, Paying and Conversion Agent by electronic means) in a form acceptable to Euroclear and Clearstream, Luxembourg.

Negotiability

This permanent Global Note is a bearer document and negotiable and accordingly:

(i)
is freely transferable by delivery and such transfer shall operate to confer upon the transferee all rights and benefits appertaining hereto and to bind the transferee with all obligations appertaining hereto pursuant to the Conditions;

(ii)
the holder of this permanent Global Note is and shall be absolutely entitled as against all previous holders to receive all amounts by way of amounts payable upon redemption, interest or otherwise payable in respect of this permanent Global Note and the Issuer and each Guarantor has waived against such holder and any previous holder of this permanent Global Note all rights of set-off or counterclaim that would or might otherwise be available to it in respect of the obligations evidenced by this permanent Global Note; and

(iii)	payment upon due presentation of this permanent Global Note as provided herein shall operate as a good discharge against such holder and all previous holders of this permanent Global Note.

No provisions of this permanent Global Note shall alter or impair the obligation of the Issuer and the Guarantors to pay the principal and premium of and interest on the ECNs when due in accordance with the Conditions.

This permanent Global Note shall not be valid or become obligatory for any purpose until authenticated by or on behalf of the Issuing, Paying and Conversion Agent.

This permanent Global Note and any non-contractual obligations arising out of or in connection with it shall be governed by, and construed in accordance with, English law.

In witness whereof the Issuer has caused this permanent Global Note to be duly signed on its behalf.

Dated as of the Issue Date.

[LBG Capital No. 1 plc/LBG Capital No.2 plc]*

By:

......................................
Director

CERTIFICATE OF AUTHENTICATION

This permanent Global Note is authenticated

by or on behalf of the Issuing, Paying and Conversion Agent.

The Bank of New York Mellon

as Issuing, Paying and Conversion Agent

By:

............................................
Duly authorised
for and on behalf of
The Bank of New York Mellon
as Issuing and Paying Agent without recourse, warranty or liability.

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE

LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

THE FIRST SCHEDULE
Principal amount of ECNs represented by this permanent Global Note

The following (i) issues of ECNs initially represented by this permanent Global Note, (ii) exchanges of interests in a temporary Global Note for interests in this permanent Global Note, (iii) exchanges of the whole or a part of this permanent Global Note for Definitive Notes, (iv) cancellations or conversion of interests in this permanent Global Note and/or (v) payments of amounts payable in respect of this permanent Global Note have been made, resulting in the principal amount of this permanent Global Note specified in the latest entry in the fourth column:

Date	Amount of increase/ decrease in principal amount of this permanent Global Note	Reason for increase/decrease in principal amount of this permanent Global Note (initial issue, exchange, cancellation, conversion or payment, stating amount of payment made, as the case may be)	Principal amount of this permanent Global Note on issue or following such increase/ decrease	Notation made by or on behalf of the Issuing, Paying and Conversion Agent

THE SECOND SCHEDULE
Payments of Interest

The following payments of interest or Interest Amount in respect of this Permanent Global Note have been made:

Due date of payment	Date of payment	Amount of interest	Notation made by or on behalf of the Issuing and Paying Agent

THE THIRD SCHEDULE

[Insert the provisions of Part A of the relevant Final Terms that relate to the Conditions or the Global Notes as the Third Schedule.]

Schedule 1
Part C
Form of Regulation S Global Certificate

THE NOTES IN RESPECT OF WHICH THIS REGULATION S GLOBAL CERTIFICATE IS ISSUED AND THE GUARANTEES IN RESPECT THEREOF HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933 (THE "SECURITIES ACT") OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER JURISDICTION OF THE UNITED STATES AND MAY NOT BE OFFERED OR SOLD (A) AS PART OF THEIR DISTRIBUTION AT ANY TIME OR (B) OTHERWISE UNTIL 40 DAYS AFTER THE LATER OF COMMENCEMENT OF THE OFFERING OR THE CLOSING DATE, WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY U.S. PERSON UNLESS AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT IS AVAILABLE.

[LBG Capital No. 1 plc/LBG Capital No. 2 plc]*
(Incorporated with limited liability in England and Wales)

ENHANCED CAPITAL NOTE

unconditionally and irrevocably guaranteed by
[Lloyds Banking Group plc
(incorporated as a public company limited by shares in Scotland)]
[and]
[Lloyds TSB Bank plc
(Incorporated with limited liability in England and Wales)]*

REGULATION S GLOBAL CERTIFICATE

Global Certificate No. [●]

Registered Holder:	[●]
Address of Registered Holder:	[●]
Principal amount of ECNs represented by this Regulation S Global Certificate:	[●] ([●])

This Regulation S Global Certificate is issued in respect of the principal amount specified above of the Enhanced Capital Notes (the “ECNs”) of the Tranche and Series specified in the Schedule hereto of [LBG Capital No. 1 plc/LBG Capital No. 2 plc]* (the “Issuer”) and guaranteed by [Lloyds Banking Group plc] and [Lloyds TSB Bank plc] (the “Guarantor[s]*”). This Regulation S Global Certificate certifies that the Registered Holder (as defined above) is registered as the holder of such principal amount of the ECNs at the date hereof or such other amount as is shown on the register of ECN Holders as being represented by this Regulation S Global Certificate and is duly

*	Delete as appropriate

endorsed (for informational purposes only) in the fourth column of the First Schedule to this Regulation S Global Certificate.

Interpretation and Definitions

References in this Regulation S Global Certificate to the “Conditions” are to the Terms and Conditions applicable to the ECNs (which are in the form set out in Schedule 4 [Part A/Part B]* to the Trust Deed originally made on 1 December 2009 (such Trust Deed as amended and/or supplemented and/or restated as at the Issue Date and subsequently, the “Trust Deed”) between [LBG Capital No. 1 plc/LBG Capital No. 2 plc]*, Lloyds Banking Group plc, Lloyds TSB Bank plc and BNY Corporate Trustee Services Limited as trustee, as such form is supplemented and/or modified and/or superseded by the provisions of this Regulation S Global Certificate, (including the supplemental definitions and any modifications or additions set out in the Third Schedule hereto), which in the event of any conflict shall prevail). Other capitalised terms used in this Regulation S Global Certificate shall have the meanings given to them in the Conditions or the Trust Deed.

Promise to Pay

The Issuer, for value received, promises to pay to the Registered Holder of the ECNs represented by this Regulation S Global Certificate upon presentation and (when no further payment is due in respect of the ECNs represented by this Regulation S Global Certificate) surrender of this Regulation S Global Certificate on the Maturity Date (in the case of Dated ECNs only) or on such date as the amount payable upon redemption under the Conditions may become repayable in accordance with the Conditions, the amount repayable upon redemption under the Conditions in respect of the ECNs represented by this Regulation S Global Certificate or (in the case of Undated ECNs) such other amount as may be payable pursuant to Condition 5(a), and (unless the ECNs represented by this Regulation S Global Certificate do not bear interest) to pay interest in respect of such ECNs from the Interest Commencement Date in arrear at the rates, and on the dates for payment, and in accordance with the methods of calculation provided for in the Conditions, save that the calculation is made in respect of the total aggregate amount of the ECNs represented by this Regulation S Global Certificate, together with such other sums and additional amounts (if any) as may be payable under the Conditions, in accordance with the Conditions.

For the purposes of this Regulation S Global Certificate, (a) the Registered Holder of the ECNs represented by this Regulation S Global Certificate is bound by the provisions of the Trust Deed and the Agency Agreement and shall be bound by and have the benefit of the applicable provisions of the Deed Poll, (b) the Issuer certifies that the Registered Holder is, at the date hereof, entered in the Register as the holder of the ECNs represented by this Regulation S Global Certificate, (c) this Regulation S Global Certificate is evidence of entitlement only, (d) title to the ECNs represented by this Regulation S Global Certificate passes only on due registration on the Register, and (e) only the Registered Holder of the ECNs represented by this Regulation S Global Certificate is entitled to payments in respect of the ECNs represented by this Regulation S Global Certificate.

Exchange for Interests in Definitive Certificates

This Regulation S Global Certificate is exchangeable (free of charge to the Registered Holder) on or after the Exchange Date in whole, but not in part for Definitive Certificates if (i) Euroclear or Clearstream, Luxembourg or any other clearing system (an “Alternative Clearing System”) is closed for business for a continuous period of 14 days (other than by reason of holidays, statutory or otherwise) or announces an intention permanently to cease business or does in fact do so and no Alternative Clearance System satisfactory to the Trustee is available, or (ii) with the consent of the Issuer, by the Registered Holder giving not less than 30 days’ notice to the Registrar at its specified office of the Registered Holder’s intention to effect such exchange.

On or after the Exchange Date the Registered Holder may surrender this Regulation S Global Certificate to or to the order of the Registrar or the Transfer Agent. In exchange for this Regulation S Global Certificate, as provided in the Agency Agreement, the Registrar will deliver or procure the delivery of, an equal aggregate principal amount of duly executed and authenticated Definitive Certificates in or substantially in the form set out in Schedule 2 Part B to the Trust Deed.

“Exchange Date” means a day falling not less than 60 days after that on which the notice requiring exchange is given and on which banks are open for business in the city in which the specified office of the Issuing, Paying and Conversion Agent is located and in the city in which the relevant clearing system is located.

Meetings

For the purposes of any meeting of ECN Holders, the Registered Holder of the ECNs represented by this Regulation S Global Certificate shall (unless this Regulation S Global Certificate represents only one ECN) be treated as two persons for the purposes of any quorum requirements of a meeting of ECN Holders and as being entitled to one vote in respect of each integral currency unit of the Specified Currency of the ECNs.

Redemption or Purchase and Cancellation

Cancellation of any ECN represented by this Regulation S Global Certificate that is required by the Conditions to be cancelled following its redemption or purchase shall be effected by reduction in the principal amount as recorded in the Register.

Conversion

As soon as reasonably practicable following the occurrence of a Conversion Trigger, the Issuer shall give notice thereof to the relevant clearing system for communication by it to entitled accountholders (subject to the provisions of paragraph headed “Notices” below) within the time limits set out in and containing the information required by Condition 7(a) of the Dated ECNs or Condition 9(a) of the Undated ECNs, as applicable. In order to obtain any Ordinary Shares upon Conversion Holders must give notice to the Issuing, Paying and Conversion Agent in accordance with the standard procedures of Euroclear and Clearstream, Luxembourg prior to the date specified in the Deed Poll (which may include notice being given on instruction by Euroclear or Clearstream, Luxembourg or any common depositary for them to the Issuing, Paying and Conversion Agent by electronic means) in a form acceptable to Euroclear and Clearstream, Luxembourg.

Payments

Payments of principal in respect of ECNs represented by this Regulation S Global Certificate will be made against presentation and, if no further payment falls to be made in respect of the ECNs, surrender of this Regulation S Global Certificate to or to the order of the Issuing, Paying and Conversion Agent or such other Agent as shall have been notified to the Registered Holder of this Regulation S Global Certificate for such purpose. Condition 9(e) and Condition 10(f) of the Dated ECNs, or Condition 11(e) and Condition 12(f) of the Undated ECNs, as applicable, will apply to Definitive Certificates only.

Trustee’s Powers

In considering the interests of Holders while this Regulation S Global Certificate is registered in the name of any nominee for a clearing system, the Trustee may have regard to any information provided to it by such clearing system or its operator as to the identity (either individually or by category) of its accountholders with entitlements to this Regulation S Global Certificate and may consider such interests as if such accountholders were the holders of this Regulation S Global Certificate.

Benefit of the Conditions

Unless this Regulation S Global Certificate has been exchanged or cancelled, the Registered Holder hereof shall, except as herein provided be entitled to the same rights and benefits and subject to the Conditions as if such Registered Holder were the holder of the Definitive Certificates for which this Regulation S Global Certificate may be exchanged.

Notices

So long as this Regulation S Global Certificate is held on behalf of a clearing system, notices to the Registered Holders of ECNs represented by this Regulation S Global Certificate may be given by delivery of the relevant notice to that clearing system for communication by it to the relative accountholders in substitution for publication as required by the Conditions.

This Regulation S Global Certificate and any non-contractual obligations arising out of or in connection with it shall not become valid for any purpose until authenticated by or on behalf of the Registrar.

In witness whereof the Issuer has caused this Regulation S Global Certificate to be signed on its behalf.

Dated as of the Issue Date.

[LBG CAPITAL NO. 1 plc/LBG CAPITAL NO. 2 plc]*

By:           ………………….
    Director

CERTIFICATE OF AUTHENTICATION

This Regulation S Global Certificate is authenticated
without recourse, warranty or liability by or on behalf of the Registrar.

THE BANK OF NEW YORK MELLON (LUXEMBOURG) S.A.
as Registrar

By:

Authorised Signatory
For the purposes of authentication only.

*	Delete as appropriate

THE FIRST SCHEDULE
Principal Amount of this Regulation S Global Certificate

Reductions in the principal amount of this Regulation S Global Certificate following transfer, redemption, conversion or the purchase and cancellation of ECNs are entered in the second and third columns below.

Date	Reason for increase/decrease in the principal amount of this Regulation S Global Certificate (initial issue, exchange, cancellation, conversion, transfer or payment, stating amount of payment made)	Amount of such increase/decrease	Principal amount of this Regulation S Global Certificate following such increase/decrease	Notation made by or on behalf of the Issuing, Paying and Conversion Agent

THE SECOND SCHEDULE
Form of Transfer

For value received the undersigned transfers to

....................................................................

....................................................................

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF TRANSFEREE)

[●] principal amount of the ECNs represented by this Regulation S Global Certificate, and all rights under them.

Dated	........................................................
Signed .............................................	Certifying Signature

Notes:

1
The signature of the person effecting a transfer shall conform to a list of duly authorised specimen signatures supplied by the Registered Holder of the ECNs represented by this Regulation S Global Certificate or (if such signature corresponds with the name as it appears on the face of this Regulation S Global Certificate) be certified by a notary public or a recognised bank or be supported by such other evidence as a Transfer Agent or the Registrar may reasonably require.

2	A representative of the ECN Holder should state the capacity in which he signs e.g. executor.

THE THIRD SCHEDULE

[Insert the provisions of the relevant Final Terms that relate to the Conditions or the Global Certificate as the Schedule]

Schedule 1
Part D
Form of Unrestricted Global Certificate

THE NOTES IN RESPECT OF WHICH THIS UNRESTRICTED GLOBAL CERTIFICATE IS ISSUED AND THE GUARANTEES IN RESPECT THEREOF HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933 (THE "SECURITIES ACT") OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER JURISDICTION OF THE UNITED STATES AND MAY NOT BE OFFERED OR SOLD (A) AS PART OF THEIR DISTRIBUTION AT ANY TIME OR (B) OTHERWISE UNTIL 40 DAYS AFTER THE LATER OF COMMENCEMENT OF THE OFFERING OR THE CLOSING DATE, WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY U.S. PERSON UNLESS AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT IS AVAILABLE.

[LBG Capital No. 1 plc/LBG Capital No. 2 plc]*
(Incorporated with limited liability in England and Wales)

ENHANCED CAPITAL NOTE

unconditionally and irrevocably guaranteed by
[Lloyds Banking Group plc
(incorporated as a public company limited by shares in Scotland)]
[and]
[Lloyds TSB Bank plc
(Incorporated with limited liability in England and Wales)]*

UNRESTRICTED GLOBAL CERTIFICATE

Global Certificate No. [●]

Registered Holder:	[●]
Address of Registered Holder:	[●]
Principal amount of ECNs represented by this Unrestricted Global Certificate:	[●] ([●])

This Unrestricted Global Certificate is issued in respect of the principal amount specified above of the Enhanced Capital Notes (the “ECNs”) of the Tranche and Series specified in the Schedule hereto of [LBG Capital No. 1 plc/LBG Capital No. 2 plc]* (the “Issuer”) and guaranteed by [Lloyds Banking Group plc] and [Lloyds TSB Bank plc] (the “Guarantor[s]*”). This Unrestricted Global Certificate certifies that the Registered Holder (as defined above) is registered as the holder of such principal amount of the ECNs at the date hereof or such other amount as is shown on the

*	Delete as appropriate

register of ECN Holders as being represented by this Unrestricted Global Certificate and is duly endorsed (for informational purposes only) in the fourth column of the First Schedule to this Unrestricted Global Certificate.

Interpretation and Definitions

References in this Unrestricted Global Certificate to the “Conditions” are to the Terms and Conditions applicable to the ECNs (which are in the form set out in Schedule 4 [Part A/Part B]* to the Trust Deed, originally made on 1 December 2009 (such Trust Deed as amended and/or supplemented and/or restated as at the Issue date and subsequently, the “Trust Deed”) between [LBG Capital No. 1 plc/LBG Capital No. 2 plc]*, Lloyds Banking Group plc, Lloyds TSB Bank plc and BNY Corporate Trustee Services Limited as trustee, as such form is supplemented and/or modified and/or superseded by the provisions of this Unrestricted Global Certificate (including the supplemental definitions and any modifications or additions set out in the Third Schedule hereto, which in the event of any conflict shall prevail). Other capitalised terms used in this Unrestricted Global Certificate shall have the meanings given to them in the Conditions or the Trust Deed.

Promise to Pay

The Issuer, for value received, promises to pay to the Registered Holder of the ECNs represented by this Unrestricted Global Certificate upon presentation and (when no further payment is due in respect of the ECNs represented by this Unrestricted Global Certificate) surrender of this Unrestricted Global Certificate on the Maturity Date (in the case of Dated ECNs only) or on such date as the amount payable upon redemption under the Conditions may become repayable in accordance with the Conditions, the amount payable upon redemption under the Conditions in respect of the ECNs represented by this Global Certificate or (in the case of Undated ECNs) such other amount as may be payable pursuant to Condition 5(a), and (unless the ECNs represented by this Unrestricted Global Certificate do not bear interest) to pay interest in respect of such ECNs from the Interest Commencement Date in arrear at the rates, and on the dates for payment, and in accordance with the methods of calculation provided for in the Conditions, save that the calculation is made in respect of the total aggregate amount of the ECNs represented by this Unrestricted Global Certificate, together with such other sums and additional amounts (if any) as may be payable under the Conditions, in accordance with the Conditions.

For the purposes of this Unrestricted Global Certificate, (a) the Registered Holder of the ECNs represented by this Unrestricted Global Certificate is bound by the provisions of the Trust Deed and the Agency Agreement and shall be bound by and have the benefit of the applicable provisions of the Deed Poll, (b) the Issuer certifies that the Registered Holder is, at the date hereof, entered in the Register as the holder of the ECNs represented by this Unrestricted Global Certificate, (c) this Unrestricted Global Certificate is evidence of entitlement only, (d) title to the ECNs represented by this Unrestricted Global Certificate passes only on due registration on the Register, and (e) only the holder of the ECNs represented by this Unrestricted Global Certificate is entitled to payments in respect of the ECNs represented by this Unrestricted Global Certificate.

Exchange for Interests in Definitive Certificates

This Unrestricted Global Certificate is exchangeable (free of charge to the Registered Holder) on or after the Exchange Date in whole, but not in part for Definitive Certificates if (i) Euroclear or Clearstream, Luxembourg or any other clearing system (an “Alternative Clearing System”) is closed for business for a continuous period of 14 days (other than by reason of holidays, statutory or otherwise) or announces an intention permanently to cease business or does in fact do so and

*	Delete as appropriate

no Alternative Clearance System satisfactory to the Trustee is available, or (ii) with the consent of the Issuer, by the Registered Holder giving not less than 30 days’ notice to the Registrar at its specified office of the Registered Holders’ intention to effect such exchange.

On or after the Exchange Date the Registered Holder may surrender this Unrestricted Global Certificate to or to the order of the Registrar or the Transfer Agent. In exchange for this Unrestricted Global Certificate, as provided in the Agency Agreement, the Registrar will deliver or procure the delivery of, an equal aggregate principal amount of duly executed and authenticated Definitive Certificates in or substantially in the form set out in Schedule 2 Part B to the Trust Deed.

“Exchange Date” means a day falling not less than 60 days after that on which the notice requiring exchange is given and on which banks are open for business in the city in which the specified office of the Issuing, Paying and Conversion Agent is located and in the city in which the relevant clearing system is located.

Exchange for Interests in the Restricted Global Certificate

If a holder of a beneficial interest in this Unrestricted Global Certificate wishes at any time to transfer such beneficial interest to a person who wishes to take delivery thereof in the form of a beneficial interest in the Restricted Global Certificate, such Registered Holder may transfer such beneficial interest in accordance with the rules and operating procedures of Euroclear and Clearstream, Luxembourg in a principal amount of not less than U.S.$100,000; provided that no such transfer may take place during the period of 15 days ending on the due date for any payment of principal or interest in respect of the Unrestricted Global Certificates; and provided further that any such transfer shall be in accordance with the provisions of the Agency Agreement. Upon notification to the Registrar by the Common Depositary that the appropriate debit and credit entries have been made in the accounts of the relevant participants of Euroclear and Clearstream, Luxembourg, the Issuer shall procure that the Registrar will decrease the aggregate principal amount of the Unrestricted Global Certificates registered in the name of the holder of, and represented by, this Unrestricted Global Certificates, and increase the aggregate principal amount of Restricted Global Certificates registered in the name of the Registered Holder for the time being of, and represented by, the Restricted Global Certificate. Such beneficial interest will, upon transfer, cease to be an interest in such Unrestricted Global Certificate and become an interest in such Restricted Global Certificate and, accordingly, will thereafter be subject to all transfer restrictions and other procedures applicable to interests in a Restricted Global Certificate for as long as it remains such an interest.

Meetings

For the purposes of any meeting of ECN Holders, the Registered Holder of the ECNs represented by this Unrestricted Global Certificate shall (unless this Unrestricted Global Certificate represents only one ECN) be treated as two persons for the purposes of any quorum requirements of a meeting of ECN Holders and as being entitled to one vote in respect of each integral currency unit of the Specified Currency of the ECNs.

Redemption or Purchase and Cancellation

Cancellation of any ECN represented by this Unrestricted Global Certificate that is required by the Conditions to be cancelled following its redemption or purchase shall be effected by reduction in the principal amount as recorded in the Register.

Conversion

As soon as reasonably practicable following the occurrence of a Conversion Trigger, the Issuer shall give notice thereof to the relevant clearing system for communication by it to entitled accountholders (subject to the provisions of paragraph headed “Notices” below) within the time limits set out in and containing the information required by Condition 7(a) of the dated ECNs and Condition 9(a) of the Undated ECNs, as applicable. In order to obtain any Ordinary Shares upon Conversion Holders must give notice to the Issuing, Paying and Conversion Agent in accordance with the standard procedures of Euroclear and Clearstream, Luxembourg prior to the date specified in the Deed Poll (which may include notice being given on instruction by Euroclear or Clearstream, Luxembourg or any common depositary for them to the Issuing, Paying and Conversion Agent by electronic means) in a form acceptable to Euroclear and Clearstream, Luxembourg.

Payments

Payments of principal in respect of ECNs represented by this Unrestricted Global Certificate will be made against presentation and, if no further payment falls to be made in respect of the ECNs, surrender of this Unrestricted Global Certificate to or to the order of the Issuing, Paying and Conversion Agent or such other Agent as shall have been notified to the Registered Holder of this Unrestricted Global Certificate for such purpose. Condition 9(e) and Condition 10(f) of the Dated ECNs, or Condition 11(e) and Condition 12(f) of the Undated ECNs, as applicable, will apply to Definitive Certificates only.

Trustee’s Powers

In considering the interests of Holders while this Unrestricted Global Certificate is are registered in the name of any nominee for a clearing system, the Trustee may have regard to any information provided to it by such clearing system or its operator as to the identity (either individually or by category) of its accountholders with entitlements to this Unrestricted Global Certificate and may consider such interests as if such accountholders were the Registered Holders of this Unrestricted Global Certificate.

Benefit of the Conditions

Unless this Unrestricted Global Certificate has been exchanged or cancelled, the Registered Holder hereof shall, except as herein provided, be entitled to the same rights and benefits and subject to the Conditions as if such Registered Holder were the holder of the Definitive Certificates for which this Unrestricted Global Certificate may be exchanged.

Notices

So long as this Unrestricted Global Certificate is held on behalf of a clearing system, notices to the Registered Holders of ECNs represented by this Unrestricted Global Certificate may be given by delivery of the relevant notice to that clearing system for communication by it to the relative accountholders in substitution for publication as required by the Conditions.

Each of Euroclear and Clearstream, Luxembourg will periodically disseminate notices to its participant accounts setting forth restrictions on transferability and resale applicable to the ECNs. Holders and any future transferee or purchaser of ECNs will be subject to such restrictions on transferability and resale.

This Unrestricted Global Certificate and any non-contractual obligations arising out of or in connection with it shall not become valid for any purpose until authenticated by or on behalf of the Registrar.

In witness whereof the Issuer has caused this Unrestricted Global Certificate to be signed on its behalf.

Dated as of the Issue Date.

[LBG CAPITAL NO. 1 plc/LBG CAPITAL NO. 2 plc]*

By:           ………………
    Director

CERTIFICATE OF AUTHENTICATION

This Unrestricted Global Certificate is authenticated
by or on behalf of the Registrar without warranty, recourse or liability.

THE BANK OF NEW YORK MELLON (LUXEMBOURG) S.A.
as Registrar

By:

Authorised Signatory
For the purposes of authentication only.

*	Delete as appropriate

THE FIRST SCHEDULE
Principal Amount of this Unrestricted Global Certificate

Reductions in the principal amount of this Unrestricted Global Certificate following transfer, redemption, conversion or the purchase and cancellation of ECNs are entered in the second and third columns below.

Date
Reason for increase/decrease in the principal amount of this Unrestricted Global Certificate (initial issue, exchange, cancellation, conversion, transfer or payment, stating the amount of payment made)
	Amount of such increase/decrease	Principal amount of this Unrestricted Global Certificate following such increase/decrease	Notation made by or on behalf of the Issuing, Paying and Conversion Agent

 THE SECOND SCHEDULE
Form of Transfer

For value received the undersigned transfers to

....................................................................

....................................................................

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF TRANSFEREE)

[●] principal amount of the ECNs represented by this Unrestricted Global Certificate, and all rights under them.

Dated	........................................................
Signed .............................................	Certifying Signature

Notes:

1
The signature of the person effecting a transfer shall conform to a list of duly authorised specimen signatures supplied by the Registered Holder of the ECNs represented by this Unrestricted Global Certificate or (if such signature corresponds with the name as it appears on the face of this Unrestricted Global Certificate) be certified by a notary public or a recognised bank or be supported by such other evidence as a Transfer Agent or the Registrar may reasonably require.

2	A representative of the ECN Holder should state the capacity in which he signs e.g. executor.

THE THIRD SCHEDULE

[Insert the provisions of the relevant Final Terms that relate to the Conditions or the Global Certificate as the Schedule]

Schedule 1
Part E
Form of Restricted Global Certificate

THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, FOR SO LONG AS THE SECURITIES ARE “RESTRICTED SECURITIES” WITHIN THE MEANING OF RULE 144(A)(3) UNDER THE SECURITIES ACT, THE SECURITIES MAY NOT BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (I) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT (RECOGNISING THAT THE ECNs ARE NOT ELIGIBLE FOR RESALE PURSUANT TO RULE 144A) OR (II) TO ANOTHER QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. ALL HOLDERS OF ECNs ARE REQUIRED TO NOTIFY TRANSFEREES OF THE RESTRICTIONS ON TRANSFER AND OTHER LIMITATIONS AND REQUIREMENTS OF HOLDING AN INTEREST IN THE ECNs AND EACH ECN HOLDER IS REQUIRED TO NOTIFY ANY TRANSFEREE TO WHOM IT SUBSEQUENTLY REOFFERS, RESELLS, PLEDGES OR OTHERWISE TRANSFERS THE ECNs OF THE RESTRICTIONS ON TRANSFER AND OTHER LIMITATIONS AND REQUIREMENTS OF HOLDING AN INTEREST IN THE ECNs, ANY SUCH RESTRICTIONS ON TRANSFER AND RESALE CONTAINED IN ANY CLEARING SYSTEM NOTICE OR INSTRUCTION, AND THE TRANSFEREE WILL BE BOUND BY SUCH RESTRICTIONS AND REQUIREMENTS AND WILL NOTIFY ANY SUBSEQUENT TRANSFEREES OF SUCH RESTRICTIONS. THE COMPANY SHALL HAVE THE RIGHT TO FORCE THE SALE OR TRANSFER OF ANY ECNs OTHER THAN IN COMPLIANCE WITH THE RESTRICTIONS ON TRANSFER AND RESALE OF SECURITIES.

BY ACCEPTING OF THIS CERTIFICATE BEARING THE ABOVE LEGEND, WHETHER UPON ORIGINAL ISSUANCE OR SUBSEQUENT TRANSFER, EACH HOLDER OF THIS CERTIFICATE ACKNOWLEDGES THE RESTRICTIONS ON THE TRANSFER OF THIS CERTIFICATE SET FORTH ABOVE AND AGREES THAT IT SHALL TRANSFER THIS CERTIFICATE ONLY AS PROVIDED HEREIN AND IN THIS TRUST DEED (AS DEFINED BELOW).

[FOR PURPOSES OF SECTIONS 1271 ET. SEQ. OF THE UNITED STATES INTERNAL REVENUE CODE OF 1986, AS AMENDED, THIS RESTRICTED GLOBAL CERTIFICATE HAS ORIGINAL ISSUE DISCOUNT OF [currency][amount] PER EACH [currency][amount] OF PRINCIPAL AMOUNT OF THIS RESTRICTED GLOBAL CERTIFICATE; THE ISSUE PRICE OF THIS RESTRICTED GLOBAL CERTIFICATE IS [currency][amount]; THE ISSUE DATE IS [date]; AND THE YIELD TO MATURITY (COMPOUNDED [semi-annually]) IS [yield].]1

[LBG Capital No. 1 plc/LBG Capital No. 2 plc]*
(Incorporated with limited liability in England and Wales)

ENHANCED CAPITAL NOTE

unconditionally and irrevocably guaranteed by
[Lloyds Banking Group plc
(incorporated as a public company limited by shares in Scotland)]
[and]
[Lloyds TSB Bank plc
(Incorporated with limited liability in England and Wales)]*

1	Legend to be borne by any Restricted Global Certificate issued with an “original issue document” for U.S. federal income tax purpose.

*	Delete as appropriate

RESTRICTED GLOBAL CERTIFICATE
Global Certificate No. [●]

Registered Holder:	[●]
Address of Registered Holder:	[●]
Principal amount of ECNs represented by this Restricted Global Certificate:	[●] ([●])

This Restricted Global Certificate is issued in respect of the principal amount specified in the Schedule hereto of the Enhanced Capital Notes (the “ECNs”) of the Series specified above of [LBG Capital No. 1 plc]/[LBG Capital No. 2 plc]* (the “Issuer”) and guaranteed by [Lloyds Banking Group plc] [and] [Lloyds TSB Bank plc]* (the “Guarantor[s]*”). This Restricted Global Certificate certifies that the Registered Holder (as defined above) is registered as the holder of such principal amount of the ECNs at the date hereof or such other amount as is shown on the register of ECN Holders as being represented by this Restricted Global Certificate and is duly endorsed (for informational purposes only) in the fourth column of the First Schedule to this Restricted Global Certificate.

Interpretation and Definitions

References in this Restricted Global Certificate to the “Conditions” are to the Terms and Conditions applicable to the ECNs (which are in the form set out in Schedule 4 [Part A/Part B]* to the Trust Deed originally made on 1 December 2009 (such Trust Deed as amended and/or supplemented and/or restated as at the Issue Date and subsequently, the “Trust Deed”) between LBG Capital No. 1 plc, LBG Capital No.2 plc, Lloyds Banking Group plc, Lloyds TSB Bank plc and BNY Corporate Trustee Services Limited as trustee, as such form is supplemented and/or modified and/or superseded by the provisions of this Restricted Global Certificate (including supplemental definitions and any modifications or additions set out in the Third Schedule hereto), which in the event of any conflict shall prevail). Other capitalised terms used in this Restricted Global Certificate shall have the meanings given to them in the Conditions or the Trust Deed.

Promise to Pay

The Issuer, for value received, promises to pay to the Registered Holder of the ECNs represented by this Restricted Global Certificate upon presentation and (when no further payment is due in respect of the ECNs represented by this Restricted Global Certificate) surrender of this Restricted Global Certificate on the Maturity Date (in the case of Dated ECNs only) or on such date as the amount payable upon redemption under the Conditions may become repayable in accordance with the Conditions, the amount payable upon redemption under the Conditions in respect of the ECNs represented by this Restricted Global Certificate or (in the case of Undated ECNs) such other amount as may be payable pursuant to Condition 5(a), and (unless the ECNs represented by this Restricted Global Certificate do not bear interest) to pay interest in respect of such ECNs from the Interest Commencement Date in arrear at the rates, on the dates for payment, and in accordance with the methods of calculation provided for in the Conditions, save that the calculation is made in respect of the total aggregate amount of the ECNs represented by this Restricted Global

Certificate, together with such other sums and additional amounts (if any) as may be payable under the Conditions, in accordance with the Conditions.

For the purposes of this Restricted Global Certificate, (a) the Registered Holder of the ECNs represented by this Restricted Global Certificate is bound by the provisions of the Trust Deed and the Agency Agreement and shall be bound by and have the benefit of the applicable provisions of the Deed Poll, (b) the Issuer certifies that the Registered Holder is, at the date hereof, entered in the Register as the Registered Holder of the ECNs represented by this Restricted Global Certificate, (c) this Restricted Global Certificate is evidence of entitlement only, (d) title to the ECNs represented by this Restricted Global Certificate passes only on due registration on the Register, and (e) only the Registered Holder of the ECNs represented by this Restricted Global Certificate is entitled to payments in respect of the ECNs represented by this Restricted Global Certificate.

 Exchange for Interests in Definitive Certificates

This Restricted Global Certificate is exchangeable (free of charge to the holder) on or after the Exchange Date in whole, but not in part for Definitive Certificates if (i) Euroclear or Clearstream, Luxembourg or any other clearing system (an “Alternative Clearing System”) is closed for business for a continuous period of 14 days (other than by reason of holidays, statutory or otherwise) or announces an intention permanently to cease business or does in fact do so and no Alternative Clearance System satisfactory to the Trustee is available, or (ii) with the consent of the Issuer, by the Registered Holder giving not less than 30 days’ notice to the Registrar at its specified office of the Registered Holders’ intention to effect such exchange.

On or after the Exchange Date the Registered Holder may surrender this Restricted Global Certificate to or to the order of the Registrar or the Transfer Agent. In exchange for this Restricted Global Certificate, as provided in the Agency Agreement, the Registrar will deliver or procure the delivery of, an equal aggregate principal amount of duly executed and authenticated Definitive Certificates in or substantially in the form set out in Schedule 2 Part B to the Trust Deed.

“Exchange Date” means a day falling not less than 60 days after that on which the notice requiring exchange is given and on which banks are open for business in the city in which the specified office of the Issuing, Paying and Conversion Agent is located and in the city in which the relevant clearing system is located.

Exchange for Interests in the Unrestricted Global Certificate

If a Registered Holder of a beneficial interest in this Restricted Global Certificate wishes at any time to transfer such beneficial interest to a person who wishes to take delivery thereof in the form of a beneficial interest in the Unrestricted Global Certificate, such Registered Holder may transfer such beneficial interest in accordance with the rules and operating procedures of Euroclear and Clearstream, Luxembourg; provided that no such transfer may take place during the period of 15 days ending on the due date for any payment of principal or interest in respect of the Restricted Global Certificates; and provided further that any such transfer shall be in accordance with the provisions of the Agency Agreement. Upon notification to the Registrar by the Common Depositary that the appropriate debit and credit entries have been made in the accounts of the relevant participants of Euroclear and Clearstream, Luxembourg, the Issuer shall procure that the Registrar will decrease the aggregate principal amount of the Restricted Global Certificates registered in the name of the holder of, and represented by, this Restricted Global Certificate, and increase the aggregate principal amount of Unrestricted Global Certificates registered in the name of the Registered Holder for the time being of, and represented by, the Unrestricted Global Certificate. Such beneficial interest will, upon transfer, cease to be an interest in such Restricted Global

Certificate and become an interest in such Unrestricted Global Certificate and, accordingly, will thereafter be subject to all transfer restrictions and other procedures applicable to interests in a Unrestricted Global Certificate for as long as it remains such an interest.

Meetings

For the purposes of any meeting of ECN Holders, the Registered Holders of the ECNs represented by this Restricted Global Certificate shall (unless this Restricted Global Certificate represents only one ECN) be treated as two persons for the purposes of any quorum requirements of a meeting of ECN Holders and as being entitled to one vote in respect of each integral currency unit of the Specified Currency of the ECNs.

Redemption or Purchase and Cancellation

Cancellation of any ECN represented by this Restricted Global Certificate that is required by the Conditions to be cancelled following its redemption or purchase shall be effected by reduction in the principal amount as recorded in the Register.

Conversion

As soon as reasonably practicable following the occurrence of a Conversion Trigger, the Issuer shall give notice thereof to the relevant clearing system for communication by it to entitled accountholders (subject to the provisions of paragraph headed “Notices” below) within the time limits set out in and containing the information required by Condition 7(a) of the Dated ECNs and Condition 9(a) of the Undated ECNs, as applicable. In order to obtain any Ordinary Shares upon Conversion Holders must give notice to the Issuing, Paying and Conversion Agent in accordance with the standard procedures of Euroclear and Clearstream, Luxembourg prior to the date specified in the Deed Poll (which may include notice being given on instruction by Euroclear or Clearstream, Luxembourg or any common depositary for them to the Issuing, Paying and Conversion Agent by electronic means) in a form acceptable to Euroclear and Clearstream, Luxembourg

Payments

Payments of principal in respect of ECNs represented by this Restricted Global Certificate will be made against presentation and, if no further payment falls to be made in respect of the ECNs, surrender of this Restricted Global Certificate to or to the order of the Issuing, Paying and Conversion Agent or such other Agent as shall have been notified to the Registered Holder of this Restricted Global Certificate for such purpose. Condition 9(e) and Condition 10(f) of the Dated ECNs, or Condition 11(e) and Condition 12(f) of the Undated ECNs, as applicable, will apply to Definitive Certificates only.

Trustee’s Powers

In considering the interests of Holders while this Unrestricted Global Certificate is registered in the name of any nominee for a clearing system, the Trustee may have regard to any information provided to it by such clearing system or its operator as to the identity (either individually or by category) of its accountholders with entitlements to this Restricted Global Certificate such registered ECNs and may consider such interests as if such accountholders were the holders of this Restricted Global Certificate.

Benefit of the Conditions

Unless this Restricted Global Certificate has been exchanged or cancelled, the Registered Holder hereof shall, except as herein provided, be entitled to the same rights and benefits and subject to the Conditions as if such Registered Holder were the holder of the Definitive Certificates for which this Restricted Global Certificate may be exchanged.

Notices

So long as this Restricted Global Certificate is held on behalf of a clearing system, notices to the Registered Holders of ECNs may be given by delivery of the relevant notice to that clearing system for communication by it to the relative accountholders in substitution for publication as required by the Conditions.

Each of Euroclear and Clearstream, Luxembourg will periodically disseminate notices to its participant accounts setting forth restrictions on transferability and resale applicable to the ECNs. Holders and any future transferee or purchaser of ECNs will be subject to such restrictions on transferability and resale.

Issuer Right to Compel Sale or Transfer

[LBG Capital No. 1 plc]/[LBG Capital No. 2 plc] or Lloyds Banking Group plc may require an ECN Holder or beneficial owner of ECNs represented by an interest in this Restricted Global Certificate to sell its interest in such ECNs or to arrange for such interest to be sold on behalf of the relevant holder, if such holder is a U.S. person that is not a qualified institutional buyer (as defined in Rule 144A under the Securities Act) who, in the judgement of Lloyds Banking Group plc, has purchased its ECNs in a transaction that is not exempt from the registration requirements of the Securities Act. In any such case, neither [LBG Capital No. 1 plc]/[LBG Capital No. 2 plc] nor Lloyds Banking Group plc nor the Trustee shall have any liability or responsibility for the timing of any such sale or for the price at which any such ECNs are sold. If any such sale is effected pursuant to arrangements made by [LBG Capital No. 1 plc]/[LBG Capital No. 2 plc] or Lloyds Banking Group plc, [LBG Capital No. 1 plc]/[LBG Capital No. 2 plc] or Lloyds Banking Group plc will arrange for the net proceeds of any such sale (after deduction in respect of expenses and any taxes) to the relevant holder of the ECNs at such time as [LBG Capital No. 1 plc]/[LBG Capital No. 2 plc] or Lloyds Banking Group plc may determine.

Minimum Denomination

Interests in, or into, a Restricted Global Certificate may be transferred only in blocks having an aggregate principal amount of U.S.$100,000 and integral increments of U.S.$1,000 in excess thereof.

This Restricted Global Certificate shall not become valid for any purpose until authenticated by or on behalf of the Registrar.

This Restricted Global Certificate and any non-contractual obligations arising out of or in connection with it shall be governed by and construed in accordance with English law.

In witness whereof the Issuer has caused this Restricted Global Certificate to be signed on its behalf.

Dated as of the Issue Date.

[LBG CAPITAL NO. 1 plc/LBG CAPITAL NO. 2 plc]*

By:

*	Delete as appropriate

............................................
Director

CERTIFICATE OF AUTHENTICATION

This Restricted Global Certificate is authenticated
by or on behalf of the Registrar without recourse, warranty or liability.

THE BANK OF NEW YORK MELLON (LUXEMBOURG) S.A.
as Registrar

By:

Authorised Signatory
For the purposes of authentication only.

THE FIRST SCHEDULE
Principal Amount of this Restricted Global Certificate

Reductions in the principal amount of this Restricted Global Certificate following transfer, redemption, conversion or the purchase and cancellation of ECNs are entered in the second and third columns below.

Date	Reason for increase/decrease in the principal amount of this Restricted Global Certificate (initial issue, exchange, cancellation, conversion, transfer or payment, stating amount of payment made)	Amount of such increase/decrease	Principal amount of this Restricted Global Certificate following such increase/decrease	Notation made by or on behalf of the Issuing, Paying and Conversion Agent

THE SECOND SCHEDULE
Form of Transfer

For value received the undersigned transfers to

....................................................................

....................................................................

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF TRANSFEREE)

[●] principal amount of the ECNs represented by this Restricted Global Certificate, and all rights under them.

Dated	......................................................
Signed .............................................	Certifying Signature

Notes:

(1)
The signature of the person effecting a transfer shall conform to a list of duly authorised specimen signatures supplied by the Registered Holder of the ECNs represented by this Restricted Global Certificate or (if such signature corresponds with the name as it appears on the face of this Restricted Global Certificate) be certified by a notary public or a recognised bank or be supported by such other evidence as a Transfer Agent or the Registrar may reasonably require.

(2)	A representative of the ECN Holder should state the capacity in which he signs e.g. executor.

THE THIRD SCHEDULE

[Insert the provisions of the relevant Final Terms that relate to the Conditions or the Global Certificate as the Schedule]

This is the Schedule 2 referred to in the foregoing Trust Deed dated 1 December 2009 entered into among LBG Capital No. 1 plc, LBG Capital No. 2 plc, Lloyds Banking Group plc, Lloyds TSB Bank plc and BNY Corporate Trustee Services Limited

Schedule 2
Part A
Form of Bearer ECN

On the front:

[Denomination]	[ISIN]	[Series]	[Certif. No.]

[Currency and denomination]

[LBG Capital No. 1 plc/LBG Capital No. 2 plc]*
(Incorporated with limited liability in England and Wales)

ENHANCED CAPITAL NOTE

unconditionally and irrevocably guaranteed by
[Lloyds Banking Group plc
(incorporated as a public company limited by shares in Scotland)]
[and]
[Lloyds TSB Bank plc
(Incorporated with limited liability in England and Wales)] *

 [Title of issue]

This Enhanced Capital Note forms one of the Series of Enhanced Capital Notes referred to above (the “ECNs”) of [LBG Capital No. 1 plc/LBG Capital No. 2 plc]* (the “Issuer”) guaranteed by [Lloyds Banking Group plc] [and] [Lloyds TSB Bank plc]* (the “Guarantor[s]*”) designated as specified in the title hereof. The ECNs are subject to the Terms and Conditions (the “Conditions”) endorsed hereon and are issued subject to, and with the benefit of, the Trust Deed and Deed Poll referred to in the Conditions. Expressions defined in the Conditions have the same meanings in this ECN.

The Issuer for value received promises to pay to the bearer of this ECN, on presentation and (when no further payment is due in respect of this ECN) surrender of this ECN on the Maturity Date (in the case of Dated ECNs only), or on such date as the amount payable upon redemption under the Conditions may become repayable in accordance with the Conditions, the amount payable upon redemption under the Conditions or (in the case of Undated ECNs) such other amount as may be payable pursuant to Condition 5(a), and (unless this ECN does not bear interest) to pay interest from the Interest Commencement Date in arrear at the rates, in the amounts and on the dates for payment provided for in the Conditions together with such other sums and additional amounts (if any) as may be payable under the Conditions, in accordance with the Conditions.

This is to certify that the bearer of this ECN is entitled [on [●], or] on such date as the principal amount mentioned below may become repayable in accordance with the Conditions, to the principal sum of:

[●] ([●])

*	Delete as appropriate

together with interest, if applicable, and any other amounts all subject to and in accordance with the Trust Deed and the Conditions.

This ECN shall not become valid or obligatory for any purpose until authenticated by or on behalf of the Issuing, Paying and Conversion Agent.

In witness whereof the Issuer has caused this ECN to be signed on its behalf.

Dated as of the Issue Date.

[LBG CAPITAL NO. 1 plc/LBG CAPITAL NO. 2 plc]*

By:           ………………….
    Director

CERTIFICATE OF AUTHENTICATION

This ECN is authenticated
by or on behalf of the Issuing, Paying and Conversion Agent without recourse, warranty or liability.

THE BANK OF NEW YORK MELLON
as Issuing, Paying and Conversion Agent

By:

Authorised Signatory
For the purposes of authentication only.

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

*	Delete as appropriate

On the back:

Terms and Conditions of the ECNs

[The Terms and Conditions that are set out in Schedule 4 [Part A/Part B]* to the Trust Deed as amended by and incorporating any additional provisions forming part of such Terms and Conditions and set out in the relevant Final Terms shall be set out here.]

ISSUING, PAYING AND CONVERSION AGENT, TRANSFER AGENT AND CALCULATION AGENT

The Bank of New York Mellon
One Canada Square
London E14 5AL
United Kingdom

*	delete as applicable

Schedule 2
Part B
Form of Certificate

On the front:

ISIN: [●]

[THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, FOR SO LONG AS THE SECURITIES ARE “RESTRICTED SECURITIES” WITHIN THE MEANING OF RULE 144(A)(3) UNDER THE SECURITIES ACT, THE SECURITIES MAY NOT BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (I) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT (RECOGNISING THAT THE ECNs ARE NOT ELIGIBLE FOR RESALE PURSUANT TO RULE 144A) OR (II) TO ANOTHER QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. ALL HOLDERS OF ECNs ARE REQUIRED TO NOTIFY TRANSFEREES OF THE RESTRICTIONS ON TRANSFER AND OTHER LIMITATIONS AND REQUIREMENTS OF HOLDING AN INTEREST IN THE ECNs AND EACH ECN HOLDER IS REQUIRED TO NOTIFY ANY TRANSFEREE TO WHOM IT SUBSEQUENTLY REOFFERS, RESELLS, PLEDGES OR OTHERWISE TRANSFERS THE ECNs OF THE RESTRICTIONS ON TRANSFER AND OTHER LIMITATIONS AND REQUIREMENTS OF HOLDING AN INTEREST IN THE ECNs, ANY SUCH RESTRICTIONS ON TRANSFER AND RESALE CONTAINED IN ANY CLEARING SYSTEM NOTICE OR INSTRUCTION, AND THE TRANSFEREE WILL BE BOUND BY SUCH RESTRICTIONS AND REQUIREMENTS AND WILL NOTIFY ANY SUBSEQUENT TRANSFEREES OF SUCH RESTRICTIONS. THE COMPANY SHALL HAVE THE RIGHT TO FORCE THE SALE OR TRANSFER OF ANY ECNs OTHER THAN IN COMPLIANCE WITH THE RESTRICTIONS ON TRANSFER AND RESALE OF SECURITIES.]†

[FOR PURPOSES OF SECTIONS 1271 ET. SEQ. OF THE UNITED STATES INTERNAL REVENUE CODE OF 1986, AS AMENDED, THIS NOTE HAS ORIGINAL ISSUE DISCOUNT OF [currency][amount] PER EACH [currency][amount] OF PRINCIPAL AMOUNT OF THIS NOTE; THE ISSUE PRICE OF THIS NOTE IS [currency][amount]; THE ISSUE DATE IS [date]; AND THE YIELD TO MATURITY (COMPOUNDED [semi-annually]) IS [yield].]‡

[LBG Capital No. 1 plc/LBG Capital No. 2 plc]*
(Incorporated with limited liability in England and Wales)

ENHANCED CAPITAL NOTE

unconditionally and irrevocably guaranteed by
[Lloyds Banking Group plc
(incorporated as a public company limited by shares in Scotland)]
[and]
[Lloyds TSB Bank plc
(Incorporated with limited liability in England and Wales)]*

Series No. [●]

[Title of issue]

This Certificate certifies that [●] of [●] (the “Registered Holder”) is, as at the date hereof, registered as the holder of the principal amount of Enhanced Capital Notes of the Series of Enhanced Capital Notes referred to above (the “ECNs”) of [LBG Capital No. 1 plc/LBG Capital No. 2 plc]* (the “Issuer”) guaranteed by [Lloyds Banking Group plc] [and] [Lloyds TSB Bank plc]*, (the

†	Legend to be borne by any Certificate issued in exchange for a Restricted Global Certificate.

‡	Legend to be borne by any Certificate issued with “original issue discount” for U.S. federal income tax purposes.

*	Delete as appropriate

“Guarantor[s]*”), designated as specified in the title hereof. The ECNs are subject to the Terms and Conditions (the “Conditions”) endorsed hereon and are issued subject to, and with the benefit of, the Trust Deed and the Deed Poll referred to in the Conditions. Expressions defined in the Conditions have the same meanings in this Certificate.

The Issuer, for value received, promises to pay to the holder of the ECN(s) represented by this Certificate upon presentation and (when no further payment is due in respect of the ECN(s) represented by this Certificate) surrender of this Certificate on the Maturity Date (in the case of Dated ECNs), or on such date as the amount payable upon redemption under the Conditions may become repayable in accordance with the Conditions, the amount payable upon redemption under the Conditions in respect of the ECNs represented by this Certificate or (in the case of Undated ECNs) such other amount as may be payable pursuant to Condition 5(a), and (unless the ECNs represented by this Certificate do not bear interest) to pay interest in respect of such ECNs from the Interest Commencement Date in arrear at the rates, in the amounts and on the dates for payment provided for in the Conditions together with such other sums and additional amounts (if any) as may be payable under the Conditions, in accordance with the Conditions.

For the purposes of this Certificate, (a) the holder of the ECN(s) represented by this Certificate is bound by the provisions of the Trust Deed and the Agency Agreement and shall be bound by and have the benefit of the applicable terms of the Deed Poll, (b) the Issuer certifies that the Registered Holder is, at the date hereof, entered in the Register as the holder of the ECN(s) represented by this Certificate, (c) this Certificate is evidence of entitlement only, (d) title to the ECN(s) represented by this Certificate passes only on due registration on the Register, and (e) only the holder of the ECN(s) represented by this Certificate is entitled to payments in respect of the ECN(s) represented by this Certificate.

This Certificate shall not become valid for any purpose until authenticated by or on behalf of the Registrar.

In witness whereof the Issuer has caused this Certificate to be signed on its behalf.

Dated as of the Issue Date.

[LBG CAPITAL NO. 1 plc/LBG CAPITAL NO. 2 plc]*

By:           ……………..
    Director

*	Delete as appropriate

CERTIFICATE OF AUTHENTICATION

This Certificate is authenticated
by or on behalf of the Registrar without recourse, warranty or liability.

THE BANK OF NEW YORK MELLON (LUXEMBOURG) S.A.
as Registrar

By:

Authorised Signatory
For the purposes of authentication only.

On the back:

Terms and Conditions of the ECNs

[The Terms and Conditions that are set out in Schedule 4 [Part A/Part B]* to the Trust Deed as amended by and incorporating any additional provisions forming part of such Terms and Conditions and set out in the relevant Final Terms shall be set out here.]

*Delete as appropriate

Form of Transfer

For value received the undersigned transfers to

....................................................................

....................................................................

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF TRANSFEREE)

[●] principal amount of the ECNs represented by this Certificate, and all rights under them.

Dated	........................................................
Signed .............................................	Certifying Signature

Notes:

(i)
The signature of the person effecting a transfer shall conform to a list of duly authorised specimen signatures supplied by the holder of the ECNs represented by this Certificate or (if such signature corresponds with the name as it appears on the face of this Certificate) be certified by a notary public or a recognised bank or be supported by such other evidence as a Transfer Agent or the Registrar may reasonably require.

(ii)	A representative of the ECN Holder should state the capacity in which he signs.

ISSUING, PAYING AND CONVERSION AGENT, TRANSFER AGENT AND CALCULATION AGENT

The Bank of New York Mellon
One Canada Square
London E14 5AL
United Kingdom

Schedule 2
Part C
Form of Coupon

On the front:

[LBG Capital No. 1 plc/LBG Capital No. 2 plc]*

ENHANCED CAPITAL NOTE

Series No  [●]

[Title of issue]

Coupon for [[set out amount due, if known]/the amount] due on [the Interest Payment Date falling in]** [●],[●].

[Coupon relating to ECN in the principal amount of [●]]***

This Coupon is payable to bearer (subject to the Conditions endorsed on the ECN to which this Coupon relates, which shall be binding upon the holder of this Coupon whether or not it is for the time being attached to such ECN) at the specified offices of the Issuing, Paying and Conversion Agent and the Paying and Conversion Agents set out on the reverse hereof (or any other Issuing, Paying and Conversion Agent or further or other Paying and Conversion Agents or specified offices duly appointed or nominated and notified to the ECN Holders).

[If the ECN to which this Coupon relates shall have become due and payable before the maturity date of this Coupon, this Coupon shall become void and no payment shall be made in respect of it.]****

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

[LBG CAPITAL NO. 1 plc/LBG CAPITAL NO. 2 plc]*

By:           …………………
    Director

[Cp. No ]	[Denomination]	[ISIN]	[Series]	[Certif. No.]

*	Delete as appropriate

On the back:

ISSUING, PAYING AND CONVERSION AGENT

The Bank of New York Mellon
One Canada Square
London E14 5AL
United Kingdom

[**Only necessary where Interest Payment Dates are subject to adjustment in accordance with a Business Day Convention otherwise the particular Interest Payment Date should be specified.]

[***Only required for Coupons relating to Floating Rate ECNs that are issued in more than one denomination.]

[****Delete if Coupons are not to become void upon early redemption of ECN.]

Schedule 2
Part D
Form of Talon

On the front:

[LBG Capital No. 1 plc/LBG Capital No. 2 plc]*

ENHANCED CAPITAL NOTE

Series No. [●]

[Title of issue]

Talon for further Coupons falling due on [the Interest Payment Dates falling in]** [●][●].

[Talon relating to ECN in the principal amount of [●]]***

After all the Coupons relating to the ECN to which this Talon relates have matured, further Coupons (including if appropriate a Talon for further Coupons) shall be issued at the specified office of the Issuing, Paying and Conversion Agent set out on the reverse hereof (or any other Issuing, Paying and Conversion Agent or specified office duly appointed or nominated and notified to the ECN Holders) upon production and surrender of this Talon.

If the ECN to which this Talon relates shall have become due and payable before the original due date for exchange of this Talon, this Talon shall become void and no exchange shall be made in respect of it.

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

[LBG CAPITAL NO. 1 plc/LBG CAPITAL NO. 2 plc]*

By:           ………………….
    Director

[Talon No.]	[ISIN]	[Series]	[Certif. No.]

*	Delete as appropriate

**	[The maturity dates of the relevant Coupons should be set out if known, otherwise reference should be made to the months and years in which the Interest Payment Dates fall due.]

***	[Only required where the Series comprises ECNs of more than one denomination.]

On the back:

ISSUING, PAYING AND CONVERSION AGENT

The Bank of New York Mellon
One Canada Square
London E14 5AL
United Kingdom

This is the Schedule 3 referred to in the foregoing Trust Deed dated 1 December 2009 entered into among LBG Capital No. 1 plc, LBG Capital No. 2 plc, Lloyds Banking Group plc, Lloyds TSB Bank plc and BNY Corporate Trustee Services Limited

Schedule 3
Provisions for Meetings of ECN Holders

Interpretation

1	In this Schedule:

1.1	references to a meeting are to a meeting of ECN Holders of a single series of ECNs and include, unless the context otherwise requires, any adjournment

1.2	references to “ECNs” and “ECN Holders” are only to the ECNs of the Series in respect of which a meeting has been, or is to be, called, and to the holders of these ECNs, respectively

1.3	“agent” means a holder of a voting certificate or a proxy for, or representative of, an ECN Holder

1.4	“block voting instruction” means an instruction issued in accordance with paragraphs 8 to 14

1.5	“Extraordinary Resolution” means a resolution passed at a meeting duly convened and held in accordance with this Trust Deed by a majority of at least 75 per cent. of the votes cast

1.6	“voting certificate” means a certificate issued in accordance with paragraphs 5, 6, 7 and 14 and

1.7
references to persons representing a proportion of the ECNs are to ECN Holders or agents holding or representing in the aggregate at least that proportion in principal amount of the ECNs for the time being outstanding.

Powers of meetings

2	A meeting shall, subject to the Conditions and without prejudice to any powers conferred on other persons by this Trust Deed, have power by Extraordinary Resolution:

2.1
to sanction any proposal by the Issuer, the Guarantor or the Trustee for any modification, abrogation, variation or compromise of, or arrangement in respect of, the rights of the ECN Holders and/or the Couponholders against the Issuer or the Guarantor, whether or not those rights arise under this Trust Deed

2.2	to sanction the exchange or substitution for the ECNs of, or the conversion of the ECNs into, shares, bonds or other obligations or securities of the Issuer, the Guarantor or any other entity

2.3
to assent to any modification of this Trust Deed, the Agency Agreement, the ACSM Calculation Agency Agreement, the ECNs, the Talons or the Coupons or the Deed Poll proposed by the Issuer, the Guarantor or the Trustee

2.4	to authorise anyone to concur in and do anything necessary to carry out and give effect to an Extraordinary Resolution

2.5	to give any authority, direction or sanction required to be given by Extraordinary Resolution

2.6
to appoint any persons (whether ECN Holders or not) as a committee or committees to represent the ECN Holders’ interests and to confer on them any powers or discretions which the ECN Holders could themselves exercise by Extraordinary Resolution

2.7	to approve a proposed new Trustee and to remove a Trustee

2.8	to approve the substitution of any entity for the Issuer or the Guarantor (or any previous substitute) as principal debtor or a guarantor under this Trust Deed and

2.9	to discharge or exonerate the Trustee from any liability in respect of any act or omission for which it may become responsible under this Trust Deed, the ECNs, the Talons or the Coupons provided that the special quorum provisions in paragraph 19 shall apply to any Extraordinary Resolution (a “special quorum resolution”) for the purpose of sub-paragraph 2.2 or 2.8 or for the purpose of making a modification to this Trust Deed, the ECNs or the Coupons which would have the effect of:

(i)	amending the dates of maturity or redemption of the ECNs or any date for payment of interest on the ECNs

(ii)	reducing or cancelling the principal amount of, or any premium payable on redemption of, the ECNs

(iii)
reducing the rate or rates of interest in respect of the ECNs or varying the method or basis of calculating the rate or rates or amount of interest or the basis for calculating the amounts of any interest in respect of the ECNs

(iv)	varying any method of, or basis for, calculating the amounts payable on redemption of the ECNs

(v)	varying the currency or currencies of payment or denomination of the ECNs

(vi)	modifying the provisions concerning the quorum required at any meeting of ECN Holders or the majority required to pass an Extraordinary Resolution

(vii)	modifying or cancelling the Guarantee in respect of either Guarantor

(viii)	amending or modifying the Deed Poll (but without prejudice to the power of LBG to modify or amend the Deed Poll as set out therein) or

(ix)	amending this proviso.

Convening a meeting

3
The Issuer, the Guarantor or the Trustee may at any time convene a meeting. If it receives a written request by ECN Holders holding at least 10 per cent. in principal amount of the ECNs of any Series for the time being outstanding and is indemnified and/or secured and/or prefunded to its satisfaction against all costs and expenses, the Trustee shall convene a meeting of the ECN Holders of that Series. Every meeting shall be held at a time and place approved by the Trustee.

4
At least 21 days’ notice (exclusive of the day on which the notice is given and of the day of the meeting) shall be given to the ECN Holders. A copy of the notice shall be given by the party convening the meeting to the other parties. The notice shall specify the day, time and place of meeting and, unless the Trustee otherwise agrees, the nature of the resolutions to be proposed and shall explain how ECN Holders may appoint proxies or representatives, obtain voting certificates and use block voting instructions and the details of the time limits applicable.

Arrangements for voting

5
If a holder of a Bearer ECN wishes to obtain a voting certificate in respect of it for a meeting, he must deposit it for that purpose at least 48 hours before the time fixed for the meeting with a Paying and Conversion Agent or to the order of a Paying and Conversion Agent with a bank or other depositary nominated by the Paying and Conversion Agent for the purpose. The Paying and Conversion Agent shall then issue a voting certificate in respect of it.

6	A voting certificate shall:

6.1	be a document in the English language

6.2	be dated

6.3	specify the meeting concerned and, if applicable, the serial numbers of the ECNs deposited and

6.4	entitle, and state that it entitles, its bearer to attend and vote at that meeting in respect of those ECNs.

7	Once a Paying and Conversion Agent has issued a voting certificate for a meeting in respect of an ECN, it shall not release the ECN until either:

7.1	the meeting has been concluded or

7.2	the voting certificate has been surrendered to the Paying and Conversion Agent.

8
If a holder of a Bearer ECN wishes the votes attributable to it to be included in a block voting instruction for a meeting, then, at least 48 hours before the time fixed for the meeting, (i) he must deposit the ECN for that purpose with a Paying and Conversion Agent or to the order of a Paying and Conversion Agent with a bank or other depositary nominated by the Paying and Conversion Agent for the purpose and (ii) he or a duly authorised person on his behalf must direct the Paying and Conversion Agent how those votes are to be cast. The Paying and Conversion Agent shall issue a block voting instruction in respect of the votes attributable to all ECNs so deposited.

9	A block voting instruction shall:

9.1	be a document in the English language

9.2	be dated

9.3	specify the meeting concerned

9.4
list the total number or aggregate principal amount and, if applicable, serial numbers of the ECNs deposited, distinguishing with regard to each resolution between those voting for and those voting against it

9.5	certify that such list is in accordance with ECNs deposited and directions received as provided in paragraphs 8, 11 and 14 and

9.6	appoint a named person (a “proxy”) to vote at that meeting in respect of those ECNs and in accordance with that list.

A proxy need not be an ECN Holder.

10	Once a Paying and Conversion Agent has issued a block voting instruction for a meeting in respect of the votes attributable to any ECNs:

10.1	it shall not release the ECNs, except as provided in paragraph 11, until the meeting has been concluded and

10.2	the directions to which it gives effect may not be revoked or altered during the 48 hours before the time fixed for the meeting.

11
If the receipt for an ECN deposited with a Paying and Conversion Agent in accordance with paragraph 8 is surrendered to the Paying and Conversion Agent at least 48 hours before the time fixed for the meeting, the Paying and Conversion Agent shall release the ECN and exclude the votes attributable to it from the block voting instruction.

12
Each block voting instruction shall be deposited at least 24 hours before the time fixed for the meeting at such place as the Trustee shall designate or approve, and in default it shall not be valid unless the chairman of the meeting decides otherwise before the meeting proceeds to business. If the Trustee requires, a certified copy of each block voting instruction shall be produced by the proxy at the meeting but the Trustee need not investigate or be concerned with the validity of the proxy’s appointment.

13
A vote cast in accordance with a block voting instruction shall be valid even if it or any of the ECN Holders’ instructions pursuant to which it was executed has previously been revoked or amended, unless written intimation of such revocation or amendment is received from the relevant Paying and Conversion Agent by the Issuer or the Trustee at its registered office or by the chairman of the meeting in each case at least 24 hours before the time fixed for the meeting.

14	No ECN may be deposited with or to the order of a Paying and Conversion Agent at the same time for the purposes of both paragraph 5 and paragraph 8 for the same meeting.

15

15.1
A holder of a Registered ECN may, by an instrument in writing in the form available from the specified office of a Transfer Agent in the English language executed by or on behalf of the holder and delivered to the Transfer Agent at least 24 hours before the time fixed for a meeting, appoint any person (a “proxy”) to act on his behalf in connection with that meeting. A proxy need not be an ECN Holder.

15.2
A corporation which holds a Registered ECN may by delivering to a Transfer Agent at least 24 hours before the time fixed for a meeting a certified copy of a resolution of its directors or other governing body (with, if it is not in English, a certified translation into English) authorise any person to act as its representative (a “representative”) in connection with that meeting.

Chairman

16
The chairman of a meeting shall be such person as the Trustee may nominate in writing, but if no such nomination is made or if the person nominated is not present within 15 minutes after the time fixed for the meeting the ECN Holders or agents present shall choose one of their number to be chairman, failing which the Issuer may appoint a chairman. The chairman need not be an ECN Holder or agent. The chairman of an adjourned meeting need not be the same person as the chairman of the original meeting.

Attendance

17	The following may attend and speak at a meeting:

17.1	ECN Holders and agents

17.2	the chairman

17.3	the Issuer, the Guarantor and the Trustee (through their respective representatives) and their respective financial and legal advisers

17.4	any other person authorised by the Trustee.

No-one else may attend or speak.

Quorum and Adjournment

18
No business (except choosing a chairman) shall be transacted at a meeting unless a quorum is present at the commencement of business. If a quorum is not present within 15 minutes from the time initially fixed for the meeting, it shall, if convened on the requisition of ECN Holders or if the Issuer and the Trustee agree, be dissolved. In any other case it shall be adjourned until such date, not less than 14 nor more than 42 days later, and time and place as the chairman may decide. If a quorum is not present within 15 minutes from the time fixed for a meeting so adjourned, the meeting shall be dissolved.

19	Two or more ECN Holders or agents present in person shall be a quorum:

19.1	in the cases marked “No minimum proportion” in the table below, whatever the proportion of the ECNs which they represent

19.2	in any other case, only if they represent the proportion of the ECNs shown by the table below.

COLUMN 1	COLUMN 2	COLUMN 3
Purpose of meeting	Any meeting except one referred to in column 3 ___________________ Required proportion	Meeting previously adjourned through want of a quorum ___________________ Required proportion
To pass a special quorum resolution	75 per cent	25 per cent
To pass any other Extraordinary Resolution	A clear majority	No minimum proportion
Any other purpose	10 per cent	No minimum proportion

20
The chairman may with the consent of (and shall if directed by) a meeting adjourn the meeting from time to time and from place to place. Only business which could have been transacted at the original meeting may be transacted at a meeting adjourned in accordance with this paragraph or paragraph 18.

21
At least 10 days’ notice of a meeting adjourned through want of a quorum shall be given in the same manner as for an original meeting and that notice shall state the quorum required at the adjourned meeting. No notice need, however, otherwise be given of an adjourned meeting.

Voting

22
Each question submitted to a meeting shall be decided by a show of hands unless a poll is (before, or on the declaration of the result of, the show of hands) demanded by the chairman, the Issuer, the Guarantor, the Trustee or one or more persons representing two per cent. of the ECNs.

23
Unless a poll is demanded a declaration by the chairman that a resolution has or has not been passed shall be conclusive evidence of the fact without proof of the number or proportion of the votes cast in favour of or against it.

24
If a poll is demanded, it shall be taken in such manner and (subject as provided below) either at once or after such adjournment as the chairman directs. The result of the poll shall be deemed to be the resolution of the meeting at which it was demanded as at the date it was taken. A demand for a poll shall not prevent the meeting continuing for the transaction of business other than the question on which it has been demanded.

25	A poll demanded on the election of a chairman or on a question of adjournment shall be taken at once.

26
On a show of hands every person who is present in person and who produces a Bearer ECN, a Certificate of which he is the registered holder or a voting certificate or is a proxy or representative has one vote. On a poll every such person has one vote in respect of each integral currency unit of the Specified Currency of such Series of ECNs so produced or represented by the voting certificate so produced or for which he is a proxy or representative. Without prejudice to the obligations of proxies, a person entitled to more than one vote need not use them all or cast them all in the same way.

27	In case of equality of votes the chairman shall both on a show of hands and on a poll have a casting vote in addition to any other votes which he may have.

Effect and Publication of an Extraordinary Resolution

28
An Extraordinary Resolution shall be binding on all the ECN Holders, whether or not present at the meeting, and on all the Couponholders and each of them shall be bound to give effect to it accordingly. The passing of such a resolution shall be conclusive evidence that the circumstances justify its being passed. The Issuer shall give notice of the passing of an Extraordinary Resolution to ECN Holders within 14 days but failure to do so shall not invalidate the resolution.

Minutes

29
Minutes shall be made of all resolutions and proceedings at every meeting and, if purporting to be signed by the chairman of that meeting or of the next succeeding meeting, shall be conclusive evidence of the matters in them. Until the contrary is proved every meeting for which minutes have been so made and signed shall be deemed to have been duly convened and held and all resolutions passed or proceedings transacted at it to have been duly passed and transacted.

Written Resolutions

30
A written resolution signed by the holders of not less than 75 per cent. in aggregate principal amount of the ECNs outstanding shall take effect as if it were an Extraordinary Resolution passed at a meeting of ECN Holders duly convened and held. Such a resolution in writing may be contained in one document or several documents in the same form, each signed by or on behalf of one or more ECN Holders.

Trustee’s Power to Prescribe Regulations

31
Subject to all other provisions in this Trust Deed the Trustee may without the consent of the ECN Holders prescribe such further regulations regarding the holding of meetings and attendance and voting at them as it in its sole discretion determines including (without limitation) such requirements as the Trustee thinks reasonable to satisfy itself that the persons who purport to make any requisition in accordance with this Trust Deed are entitled to do so and as to the form of voting certificates or block voting instructions so as to satisfy itself that persons who purport to attend or vote at a meeting are entitled to do so.

32
The holder of a Global Note or Global Certificate shall (unless such Global Note or Global Certificate represents only one ECN) be treated as two persons for the purposes of any quorum requirements of a meeting of ECN Holders.

33	The foregoing provisions of this Schedule shall have effect subject to the following provisions:

33.1	Meetings of ECN Holders of separate Series will normally be held separately. However, the Trustee may from time to time determine that meetings of ECN Holders of separate Series shall be held together

33.2	A resolution that in the opinion of the Trustee affects one Series alone shall be deemed to have been duly passed if passed at a separate meeting of the ECN Holders of the Series concerned

33.3
A resolution that in the opinion of the Trustee affects the ECN Holders of more than one Series but does not give rise to a conflict of interest between the ECN Holders of the different Series concerned shall be deemed to have been duly passed if passed at a single meeting of the ECN Holders of the relevant Series provided that for the purposes of determining the votes an ECN Holder is entitled to cast pursuant to paragraph 26, each ECN Holder shall have one vote in respect of each £1 principal amount of ECNs held, converted, if such ECNs are not denominated in sterling, in accordance with Clause 12.13

33.4
A resolution that in the opinion of the Trustee affects the ECN Holders of more than one Series and gives or may give rise to a conflict of interest between the ECN Holders of the different Series concerned shall be deemed to have been duly passed only if it shall be duly passed at separate meetings of the ECN Holders of the relevant Series

33.5
To all such meetings as aforesaid all the preceding provisions of this Schedule shall mutatis mutandis apply as though references therein to ECNs and to ECN Holders were references to the ECNs and ECN Holders of the Series concerned.

This is the Schedule 4 referred to in the foregoing Trust Deed dated 1 December 2009 entered into among LBG Capital No. 1 plc, LBG Capital No. 2 plc, Lloyds Banking Group plc, Lloyds TSB Bank plc and BNY Corporate Trustee Services Limited

Schedule 4
PART A
Terms and Conditions of the Dated ECNs

Schedule 4
PART B
Terms and Conditions of the Undated ECNs

The Enhanced Capital Notes (“ECNs”) are constituted by a trust deed dated 1 December 2009 (as amended or supplemented from time to time, the “Trust Deed”) between LBG Capital No. 1 plc, LBG Capital No. 2 plc (each an “Issuer” and together, the “Issuers”), Lloyds Banking Group plc (“LBG”), Lloyds TSB Bank plc (“LTSB”) and BNY Corporate Trustee Services Limited (the “Trustee”, which expression shall include all persons for the time being the trustee or trustees under the Trust Deed) as trustee for the ECN Holders. These terms and conditions (the “Conditions”) include summaries of, and are subject to, the detailed provisions of the Trust Deed, which includes the form of the Bearer ECNs, Certificates, Coupons and Talons referred to below. In connection with Conversion of the ECNs, LBG has entered into a deed poll dated 1 December 2009 (as amended or supplemented from time to time, the “Deed Poll”). A paying and conversion agency agreement dated 1 December 2009 (as amended or supplemented from time to time, the “Agency Agreement”) has been entered into in relation to the ECNs between the Issuers, LBG, LTSB, the Trustee, The Bank of New York Mellon (Luxembourg) S.A. as registrar, The Bank of New York Mellon (Luxembourg) S.A. as transfer agent, The Bank of New York Mellon as issuing, paying and conversion agent and calculation agent and the other paying and conversion agents named in it. The issuing, paying and conversion agent, the other paying and conversion agents, the registrar, the transfer agents and the calculation agent(s) for the time being (if any) are referred to below respectively as the “Issuing, Paying and Conversion Agent”, the “Paying and Conversion Agents” (which expression shall include the Issuing, Paying and Conversion Agent), the “Registrar”, the “Transfer Agents” (which expression shall include the Registrar), and the “Calculation Agent(s)”. Copies of the Trust Deed, the Deed Poll, the Agency Agreement and the ACSM Calculation Agency Agreement (as defined below) are available for inspection during usual business hours at the principal office of the Trustee (presently at One Canada Square, London E14 5AL, United Kingdom) and at the specified offices of the Paying and Conversion Agents and the Transfer Agents.

The ECN Holders and the holders of the interest coupons (the “Couponholders” and the “Coupons” respectively) relating to Bearer ECNs and, where applicable in the case of Bearer ECNs, talons for further Coupons (the “Talons”) are entitled to the benefit of, are bound by, and are deemed to have notice of, all the provisions of the Trust Deed and are deemed to have notice of those provisions applicable to them of the Agency Agreement, the ACSM Calculation Agency Agreement (if any) and the Deed Poll.

Unless otherwise defined in these Conditions or the Trust Deed and unless the context otherwise requires, terms defined and references construed in the Deed Poll shall have the same meaning and construction in these Conditions. Unless otherwise defined in these Conditions, the Trust Deed or the Deed Poll, capitalised terms have the meanings given to them in the relevant final terms relating to the ECNs (the “Final Terms”), the absence of any such meaning indicating that such term is not applicable to the ECNs.

In these Conditions, references to (i) “the Issuer” are to the entity specified as the Issuer in the relevant Final Terms; (ii) “Tranche” means ECNs which are identical in all respects (including as to Issue Date); and (iii) “Series” means a Tranche of ECNs together with any further Tranche or Tranches of ECNs which are (a) expressed to be consolidated and form a single series and (b) identical in all respects except for their respective Issue Dates, Interest Commencement Dates and/or issue prices.

1.	Form, Denomination and Title

The ECNs are issued in bearer form (“Bearer ECNs”) or in registered form (“Registered ECNs”) as specified in the relevant Final Terms. Each ECN will be issued in the Specified Denomination(s) specified in the relevant Final Terms.

This ECN is a Fixed Rate ECN, a Floating Rate ECN or a Fixed/Floating Rate ECN, depending upon the Interest Basis shown in the relevant Final Terms.

Bearer ECNs are serially numbered and are issued with Coupons (and, where appropriate, a Talon) attached.

Registered ECNs are represented by registered certificates (“Certificates”) and, save as provided in Condition 2(b), each Certificate shall represent the entire holding of Registered ECNs by the same holder.

Title to the Bearer ECNs, Coupons and Talons shall pass by delivery. Title to the Registered ECNs shall pass by registration in the register that the Issuer shall procure to be kept by the Registrar in accordance with the provisions of the Agency Agreement (the “Register”). Except as ordered by a court of competent jurisdiction or as required by law, the holder of any ECN, Coupon or Talon shall be deemed to be and may be treated as its absolute owner for all purposes whether or not it is overdue and regardless of any notice of ownership, trust or any interest in it, any writing on it (or on the Certificate representing it) or its theft or loss (or that of the related Certificate) and no person shall be liable for so treating the holder.

2.	No Exchange of ECNs and Transfers of Registered ECNs

(a)	No Exchange of ECNs

Registered ECNs may not be exchanged for Bearer ECNs. Bearer ECNs may not be exchanged for Registered ECNs. Bearer ECNs of one Specified Denomination may not be exchanged for Bearer ECNs of another Specified Denomination.

(b)	Transfers of Registered ECNs

One or more Registered ECNs may be transferred upon the surrender (at the specified office of the Registrar or any Transfer Agent) of the Certificate representing such Registered ECNs to be transferred, together with the form of transfer endorsed on such Certificate (or another form of transfer substantially in the same form and containing the same representations and certifications (if any), unless otherwise agreed by the Issuer), duly completed and executed and any other evidence as the Registrar or Transfer Agent may reasonably require. A new Certificate shall be issued to the transferee in respect of the Registered ECNs the subject of the relevant transfer and, in the case of a transfer of part only of a holding of Registered ECNs represented by one Certificate, a new Certificate in respect of the balance of the Registered ECNs not transferred shall be issued to the transferor. In the case of a transfer of Registered ECNs to a person who is already a holder of Registered ECNs, a new Certificate representing the enlarged holding may be issued but only against surrender of the Certificate representing the existing holding of such person. All transfers of Registered ECNs and entries on the Register will be made subject to the detailed regulations concerning transfers of Registered ECNs scheduled to the Agency Agreement. The regulations may be changed by the Issuer with the prior written approval of the Registrar and the Trustee. A copy of the current regulations will be made available by the Registrar to any ECN Holder upon request.

(c)	Delivery of New Certificates

Each new Certificate to be issued pursuant to Condition 2(b) shall be available for delivery within three business days of receipt of the form of transfer and surrender of the relevant Certificate. Delivery of new Certificate(s) shall be made at the specified office of the Transfer Agent or the Registrar (as the case may be) to whom delivery and surrender of such form of transfer and Certificate or, as the case may be, surrender of such Certificate, shall have been made or, at the option of the relevant holder and as specified in the relevant form of transfer or otherwise in writing, be mailed by uninsured post at the risk of the holder entitled to the new Certificate to such address as may be so specified, unless such holder requests otherwise and pays in advance to the relevant Transfer Agent the costs of such other method of delivery and/or such insurance as it may specify. In this Condition 2(c), “business day” means a day, other than a Saturday or Sunday, on which banks are open for business in the place of the specified office of the relevant Transfer Agent or the Registrar (as the case may be).

(d)	Transfers Free of Charge

Transfers of Registered ECNs and the issue of new Certificates on transfer shall be effected without charge by or on behalf of the Issuer, the Registrar or the Transfer Agents, but upon payment of any tax or other governmental charges that may be imposed in relation to it (or the giving of such indemnity as the Registrar or the relevant Transfer Agent may require).

(e)	Closed Periods

No ECN Holder may require the transfer of a Registered ECN to be registered (i) during the period of 15 days ending on the due date for redemption of the ECNs pursuant to Condition 10, (ii) during the period of 15 days prior to any Conversion Date in respect of a Conversion pursuant to Condition 9(a) or (iii) during the period of seven days ending on (and including) any Record Date.

3.	Status and Subordination of the ECNs

(a)	Status

The ECNs and Coupons constitute direct, unsecured and subordinated obligations of the Issuer and rank pari passu and without any preference among themselves. The rights and claims of the ECN Holders and Couponholders are subject to Condition 5(a) and are subordinated as described in Condition 3(b).

(b)	Subordination

Without prejudice to the provisions of Condition 14, in the event of:

(i)
an order being made, or an effective resolution being passed, for the winding-up of the Issuer (except a solvent winding-up solely for the purposes of a reorganisation, reconstruction or amalgamation of the Issuer or the substitution in place of the Issuer of a successor in business of the Issuer, the terms of which reorganisation, reconstruction, amalgamation or substitution (x) have previously been approved in writing by the Trustee or by an Extraordinary Resolution and (y) do not provide that the ECNs shall thereby become redeemable or repayable in accordance with these Conditions); or

(ii)	an administrator of the Issuer being appointed and such administrator declaring, or giving notice that it intends to declare and distribute, a dividend,

the rights and claims of the ECN Holders and the Couponholders against the Issuer in respect of or arising under (including any damages awarded for breach of any obligations under) the ECNs, the Coupons and the Trust Deed relating to them will be subordinated, in the manner provided in this Condition 3(b) and in the Trust Deed, in that there shall be payable by the Issuer whether or not the conditions referred to in Condition 5(a) are satisfied on the date upon which the same would otherwise be due and payable (A) in respect of each ECN (in lieu of any other payment by the Issuer), such amount, if any, as would have been payable to the holder of such ECN if, throughout such winding-up or administration, such ECN Holder was the holder of one of a class of preference shares in the capital of the Issuer (“Issuer Notional Preference Shares”) having a preferential right to a return of assets in the winding-up or administration over, and so ranking ahead of, the holders of all other classes of issued shares for the time being in the capital of the Issuer but ranking junior to the claims of Issuer Senior Creditors on the assumption that the amount that such ECN Holder was entitled to receive in respect of each Issuer Notional Preference Share on a return of assets in such winding-up or administration was an amount equal to the principal amount of, and any applicable premium on, the relevant ECN, any accrued interest and any outstanding and unsatisfied Deferred Accrued Conversion Interest thereon and, in the case of Registered ECNs, any outstanding and unsatisfied Deferred Interest Payment; (B) in the case of Bearer ECNs, in respect of each Coupon (in lieu of any other payment by the Issuer), such amount, if any, as would have been payable to the holder of such Coupon if, throughout such winding-up or administration, such holder was the holder of Issuer Notional Preference Shares on the assumption that the amount that such holder was entitled to receive in respect of each Issuer Notional Preference Share on a return of assets in such winding-up or administration was an amount equal to the outstanding and unsatisfied Deferred Interest Payment relating to the relevant Interest Payment Date in respect of such Coupon; and (C) to the extent not otherwise included within (A) or (B) above, any other amounts attributable to the ECNs or relevant Coupons, as the case may be, including any damages awarded for breach of any obligations.

The provisions of this Condition 3(b) apply only to the principal, premium and interest and any other amounts payable in respect of the ECNs and Coupons and nothing in this Condition 3(b) or in Condition 14 shall affect or prejudice the payment of the costs, charges, expenses, liabilities or remuneration of the Trustee or the rights and remedies of the Trustee in respect thereof.

4.	Guarantee; Status and Subordination of the Guarantee

In these Conditions, references to “the Guarantor” are to either or both of LBG or LTSB, as is specified as the Guarantor(s) in the relevant Final Terms.

In relation to references in these Conditions to “Guarantor”, where the relevant Final Terms specifies one of LBG or LTSB as the Guarantor, the wording appearing in the first set of brackets marked with an * shall apply to the ECNs and where both of LBG and LTSB are specified as Guarantors in the relevant Final Terms, the wording appearing in the second set of brackets marked with a ** shall apply to the ECNs.

(a)	Guarantee and Status

The [Guarantor has]*/[Guarantors have, jointly and severally,]** irrevocably and unconditionally guaranteed the due and punctual payment of all principal, premium and interest and any other sums from time to time expressed to be payable by the Issuer in respect of the ECNs and the Coupons and under the Trust Deed in respect thereof. [Its]*/[Their]** obligations in that respect (the “Guarantee”) are contained in the Trust Deed. The obligations of [the]*/[each]** Guarantor under the Guarantee constitute direct and unsecured obligations of [the]*/[that]** Guarantor, subject to Condition 5(a) and are subordinated as described in Condition 4(b).

For the purposes of the obligations of [the]*/[each]** Guarantor under the Guarantee, principal, premium and interest and any other sum from time to time expressed to be payable by the Issuer in respect of the ECNs and the Coupons and the Trust Deed in respect thereof shall be deemed to be payable by the Issuer in full notwithstanding the operation of the subordination provisions of Condition 3(b).

(b)	Subordination

Without prejudice to the provisions of Condition 14, in the event of:

(i)
an order being made, or an effective resolution being passed, for the winding-up of [the]*/[a]** Guarantor (except, in any such case, a solvent winding-up solely for the purposes of a reorganisation, reconstruction or amalgamation of [the]*/[such]** Guarantor, the terms of which reorganisation, reconstruction or amalgamation (x) have previously been approved in writing by the Trustee or by an Extraordinary Resolution and (y) do not provide that the ECNs shall thereby become redeemable or repayable in accordance with these Conditions); or

(ii)	an administrator of [the]*/[a]** Guarantor being appointed and such administrator declaring, or giving notice that it intends to declare and distribute, a dividend,

the rights and claims of the ECN Holders and the Couponholders against [the]*/[such]** Guarantor in respect of or arising under (including any damages awarded for breach of any obligations under) the ECNs, the Coupons and the Trust Deed relating to them will be subordinated, in the manner provided in this Condition 4(b) and in the Trust Deed, in that there shall be payable by [the]*/[such]** Guarantor whether or not the conditions referred to in Condition 5(a) are satisfied on the date upon which the same would otherwise be due and payable (A) in respect of each ECN (in lieu of any other payment by [the]*/[such]** Guarantor), such amount, if any, as would have been payable to the holder of such ECN if, throughout such winding-up or administration, such ECN Holder was the holder of one of a class of preference shares in the capital of [the]*/[such]** Guarantor (“Guarantor Notional Preference Shares”) having a preferential right to a return of assets in the winding-up or administration over, and so ranking ahead of, the holders of all other classes of issued shares for the time being in the capital of [the]*/[such]** Guarantor but ranking junior to the claims of Guarantor Senior Creditors on the assumption that the amount that such ECN Holder was entitled to receive in respect of each Guarantor Notional Preference Share on a return of assets in such winding-up or administration was an amount equal to the principal amount of, and any applicable premium on, the relevant ECN, any accrued interest and any outstanding and unsatisfied Deferred Accrued Conversion Interest thereon and, in the case of Registered ECNs, any outstanding and unsatisfied Deferred Interest

Payment; (B) in the case of Bearer ECNs, in respect of each Coupon (in lieu of any other payment by [the]*/[such]** Guarantor), such amount, if any, as would have been payable to the holder of such Coupon if, throughout such winding-up or administration, such holder was the holder of Guarantor Notional Preference Shares on the assumption that the amount that such holder was entitled to receive in respect of each Guarantor Notional Preference Share on a return of assets in such winding-up or administration was an amount equal to the outstanding and unsatisfied Deferred Interest Payment relating to the relevant Interest Payment Date in respect of such Coupon; and (C) to the extent not otherwise included within (A) or (B) above, any other amounts attributable to the ECNs or relevant Coupons, as the case may be, including any damages awarded for breach of any obligations.

The provisions of this Condition 4(b) apply only to the principal, premium and interest and any other amounts payable in respect of the ECNs and Coupons and nothing in this Condition 4(b) or in Condition 14 shall affect or prejudice the payment of the costs, charges, expenses, liabilities or remuneration of the Trustee or the rights and remedies of the Trustee in respect thereof.

5.	Solvency Condition and Set-off

(a)	Solvency Condition

(i)
Except where either Condition 3(b) or 4(b) applies, payments in respect of or arising under (including any damages awarded for breach of any obligations under) the ECNs and the Coupons (other than the payment of the Conversion Settlement Sum pursuant to Condition 9) are, in addition to the right of [the]*/[either]** Guarantor to procure the Issuer to defer payments of interest in accordance with Condition 7(a), conditional upon [the]*/[each]** Guarantor being solvent at the time when the relevant payment is due to be made pursuant to these Conditions and no principal, premium, interest or any other amount payable in respect of the ECNs shall be due and payable in respect of or arising from the ECNs, the relative Coupons and the Trust Deed except to the extent that, on the assumption that such payment is to be made by [the]*/[either]** Guarantor, [the]*/[each]** Guarantor could make such payment and would still be solvent immediately thereafter.

(ii)
In these Conditions, [the]*/[each]** Guarantor shall be considered to be solvent if (x) it is able to pay its debts owed to Guarantor Senior Creditors as they fall due and (y) its Assets exceed its Liabilities (other than its Liabilities to persons who are not Guarantor Senior Creditors). A certificate as to the solvency of [the]*/[each]** Guarantor signed by two Authorised Signatories of [the]*/[such]** Guarantor (or if there is a winding-up or administration of [the]*/[such]** Guarantor, the liquidator or, as the case may be, the administrator of [the]*/[such]** Guarantor) shall, in the absence of manifest error, be treated and accepted by the Issuer, [the]*/[such]** Guarantor, the Trustee, the ECN Holders, the Couponholders and all other interested parties as correct and sufficient evidence thereof.

(iii)
Except where either Condition 3(b) or 4(b) applies, any Deferred Interest Payment or Deferred Accrued Conversion Interest which arises as a result of this Condition 5(a) shall only be satisfied at the time and in the manner specified in Condition 7(b) or, as the case may be, Condition 7(c).

(iv)
The provisions of this Condition 5(a) apply only to the principal, premium and interest and any other amounts payable in respect of the ECNs and Coupons and nothing in this Condition 5(a) or in Condition 14 shall affect or prejudice the payment of the costs, charges, expenses, liabilities or remuneration of the Trustee or the rights and remedies of the Trustee in respect thereof.

(b)	Set-off

Subject to applicable law, no ECN Holder or Couponholder may exercise, claim or plead any right of set-off, compensation or retention in respect of any amount owed to it by the Issuer or [the]*/[a]** Guarantor in respect of, or arising under or in connection with, the ECNs or the Coupons and each ECN Holder and Couponholder shall, by virtue of his holding of any ECN or Coupon, be deemed to have waived all such rights of set-off, compensation or retention. Notwithstanding the preceding sentence, if any of the amounts owing to any ECN Holder or Couponholder by the Issuer or [the]*/[a]** Guarantor in respect of, or arising under or in connection with, the ECNs is discharged by set-off, such ECN Holder or Couponholder shall, subject to applicable law, immediately pay an amount equal to the amount of such discharge to the Issuer or [the]*/[the relevant]** Guarantor, as the case may be, (or, in the event of its winding-up or administration, the liquidator or, as appropriate, administrator of the Issuer or [the]*/[the relevant]** Guarantor, as the case may be) and, until such time as payment is made, shall hold an amount equal to such amount in trust for the Issuer or [the]*/[such]** Guarantor, as the case may be, (or the liquidator or, as appropriate, administrator of the Issuer or [the]*/[such]** Guarantor (as the case may be)) and accordingly any such discharge shall be deemed not to have taken place.

6.	Interest Calculations

(a)	Interest on Fixed Rate ECNs

Each Fixed Rate ECN bears interest on its principal amount from time to time from the Interest Commencement Date at the rate per annum (expressed as a percentage) equal to the Fixed Rate of Interest, such interest being payable in arrear on each Interest Payment Date. The amount of interest payable shall be determined in accordance with Condition 6(f).

(b)	Interest on Floating Rate ECNs

(i)	Interest Payment Dates

Each Floating Rate ECN bears interest on its principal amount from time to time from the Interest Commencement Date at the rate per annum (expressed as a percentage) equal to the Floating Rate of Interest, such interest being payable in arrear on each Interest Payment Date. The amount of interest payable shall be determined in accordance with Condition 6(f).

(ii)	Business Day Convention

If any date referred to in these Conditions that is specified to be subject to adjustment in accordance with a Business Day Convention would otherwise fall on a day that is not a Business Day, then, if the Business Day Convention specified in the relevant Final Terms is (A) the Floating Rate Business Day Convention, such date shall be postponed to the next day that is a Business Day unless it would thereby fall into the next calendar month, in which event

(x) such date shall be brought forward to the immediately preceding Business Day and (y) each subsequent such date shall be the last Business Day of the month in which such date would have fallen had it not been subject to adjustment, (B) the Following Business Day Convention, such date shall be postponed to the next day that is a Business Day, (C) the Modified Following Business Day Convention, such date shall be postponed to the next day that is a Business Day unless it would thereby fall into the next calendar month, in which event such date shall be brought forward to the immediately preceding Business Day or (D) the Preceding Business Day Convention, such date shall be brought forward to the immediately preceding Business Day.

(iii)	Floating Rate of Interest for Floating Rate ECNs

  The Floating Rate of Interest in respect of Floating Rate ECNs for each Interest Accrual Period shall be determined as provided herein:

(x)
The Floating Rate of Interest for each Interest Accrual Period will, subject as provided below, be either:

(1) the offered quotation; or

(2) the arithmetic mean of the offered quotations;

(expressed as a percentage rate per annum) for the Reference Rate which appears or appear, as the case may be, on the Relevant Screen Page as at 11.00 a.m. (London time if the Reference Rate is LIBOR or Brussels time if the Reference Rate is EURIBOR) on the Interest Determination Date in question as determined by the Calculation Agent. If five or more of such offered quotations are available on the Relevant Screen Page, the highest (or, if there is more than one such highest quotation, one only of such quotations) and the lowest (or, if there is more than one such lowest quotation, one only of such quotations) shall be disregarded by the Calculation Agent for the purpose of determining the arithmetic mean of such offered quotations.

If the Reference Rate from time to time in respect of Floating Rate ECNs is specified in the relevant Final Terms as being other than LIBOR or EURIBOR, the Floating Rate of Interest in respect of such ECNs will be determined as provided in the relevant Final Terms.

(y)
If the Relevant Screen Page is not available or if sub-paragraph (x)(1) above applies and no such offered quotation appears on the Relevant Screen Page or if sub-paragraph (x)(2) above applies and fewer than three such offered quotations appear on the Relevant Screen Page, in each case as at the time specified above, subject as provided below, the Calculation Agent shall request, if the Reference Rate is LIBOR, the principal London office of each of the Reference Banks or, if the Reference Rate is

EURIBOR, the principal Euro-zone office of each of the Reference Banks, to provide the Calculation Agent with its offered quotation (expressed as a percentage rate per annum) for the Reference Rate if the Reference Rate is LIBOR, at approximately 11.00 a.m. (London time) or, if the Reference Rate is EURIBOR, at approximately 11.00 a.m. (Brussels time) on the Interest Determination Date in question. If two or more of the Reference Banks provide the Calculation Agent with such offered quotations, the Floating Rate of Interest for such Interest Accrual Period shall be the arithmetic mean of such offered quotations as determined by the Calculation Agent.

(z)
If paragraph (y) above applies and the Calculation Agent determines that fewer than two Reference Banks are providing offered quotations, subject as provided below, the Floating Rate of Interest shall be the arithmetic mean of the rates per annum (expressed as a percentage) as communicated to (and at the request of) the Calculation Agent by the Reference Banks, or any two or more of them, at which such banks were offered, if the Reference Rate is LIBOR, at approximately 11.00 a.m. (London time) or, if the Reference Rate is EURIBOR, at approximately 11.00 a.m. (Brussels time) on the relevant Interest Determination Date, deposits in the Specified Currency for a period equal to that which would have been used for the Reference Rate by leading banks in, if the Reference Rate is LIBOR, the London inter-bank market or, if the Reference Rate is EURIBOR, the Euro-zone inter-bank market, as the case may be, or, if fewer than two of the Reference Banks provide the Calculation Agent with such offered rates, the offered rate for deposits in the Specified Currency for a period equal to that which would have been used for the Reference Rate, or the arithmetic mean of the offered rates for deposits in the Specified Currency for a period equal to that which would have been used for the Reference Rate, which, if the Reference Rate is LIBOR, at approximately 11.00 a.m. (London time) or, if the Reference Rate is EURIBOR, at approximately 11.00 a.m. (Brussels time) on the relevant Interest Determination Date, any one or more banks (which bank or banks is or are in the opinion of the Trustee and the Issuer suitable for such purpose) informs the Calculation Agent it is quoting to leading banks in, if the Reference Rate is LIBOR, the London inter-bank market or, if the Reference Rate is EURIBOR, the Euro-zone inter-bank market, as the case may be, provided that, if the Rate of Interest cannot be determined in accordance with the foregoing provisions of this paragraph, the Floating Rate of Interest shall be determined as at the last preceding Interest Determination Date (though substituting, where a different Margin or Maximum or Minimum Rate of Interest is to be applied to the relevant Interest Accrual Period from that which applied to the last preceding Interest Accrual Period, the Margin or Maximum or Minimum Rate of Interest relating to the relevant Interest Accrual Period in place of the Margin or Maximum or Minimum Rate of Interest relating to that last preceding Interest Accrual Period).

(c)	Interest on Fixed/Floating Rate ECNs

Each Fixed/Floating Rate ECN bears interest on its principal amount from time to time from the Interest Commencement Date and during the Fixed Interest Rate Period at the rate per annum (expressed as a percentage) equal to the Fixed Rate of Interest, such interest being paid in arrear on each Interest Payment Date falling in the Fixed Interest Rate Period, and during the Floating Interest Rate Period at the rate per annum (expressed as a percentage) equal to the Floating Rate of Interest, such interest being paid in arrear on each Interest Payment Date falling in the Floating Rate Interest Period. The amount of interest payable shall be determined in accordance with Condition 6(f).

(d)	Accrual of Interest

(i)
Where an ECN is to be redeemed pursuant to Condition 10(c), 10(d), 10(e) or 11(i), interest shall accrue up to (but excluding) the due date for redemption, and shall cease to accrue on such ECN on the due date for redemption unless, upon due presentation, payment is improperly withheld or refused, in which event interest shall continue to accrue (both before and after judgment) at the relevant Rate of Interest from time to time in the manner provided in this Condition 6 to the Relevant Date.

(ii)
In the case of a Conversion in respect of the ECNs, interest shall accrue on the principal amount of each ECN up to (but excluding) the Conversion Date and interest shall cease to accrue on each ECN with effect from the Conversion Date. In the case of a Conversion in respect of Bearer ECNs, all Coupons relating to Interest Payment Dates falling after the Conversion Date shall be void and no payment shall be made in respect of them.

(e)	Margin, Maximum/Minimum Rates of Interest and Rounding

(i)
If any Margin is specified in the relevant Final Terms (either (x) generally or (y) in relation to one or more Interest Accrual Periods), an adjustment shall be made to all Rates of Interest, in the case of (x), or the Rates of Interest for the specified Interest Accrual Periods, in the case of (y), calculated in accordance with Condition 6(b) above by adding (if a positive number) or subtracting the absolute value (if a negative number) of such Margin, subject always to the next paragraph.

(ii)	If any Maximum or Minimum Rate of Interest is specified in the relevant Final Terms, then any Rate of Interest shall be subject to such maximum or minimum, as the case may be.

(iii)
For the purposes of any calculations required pursuant to these Conditions (unless otherwise specified), (x) all percentages resulting from such calculations shall be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point (with halves being rounded up), (y) all figures shall be rounded to seven significant figures (with halves being rounded up) and (z) all currency amounts that fall due and payable shall be rounded to the nearest unit of such currency (with halves being rounded up), save in the case of yen, which shall be rounded down to the nearest yen. For these purposes “unit” means the lowest amount of such currency that is legal tender.

(f)	Calculations

The amount of interest payable per Calculation Amount in respect of any ECN for any Interest Accrual Period shall be calculated by reference to the Rate of Interest, the Calculation Amount specified in the relevant Final Terms and the Day Count Fraction for such Interest Accrual Period, unless (as specified in the relevant Final Terms) an Interest Amount (or a formula for its calculation) is applicable to such Interest Accrual Period, in which case the amount of interest payable per Calculation Amount in respect of such ECN for such Interest Accrual Period shall equal such Interest Amount (or be calculated in accordance with such formula). Where any Interest Period comprises two or more Interest Accrual Periods, the amount of interest payable per Calculation Amount in respect of such Interest Period shall be the sum of the Interest Amounts payable per Calculation Amount in respect of each of those Interest Accrual Periods. In respect of any other period for which interest is required to be calculated, the provisions above shall apply save that the Day Count Fraction shall be applied to the period for which interest is required to be calculated.

(g)	Determination and Publication of Rates of Interest, Interest Amounts and Make Whole Redemption Price

The Calculation Agent shall, as soon as practicable on each Interest Determination Date, or at such other time on such date as the Calculation Agent may be required to calculate any rate or amount, obtain any quotation or make any determination or calculation under these Conditions, calculate such rate and calculate the Interest Amounts for the relevant Interest Accrual Period, calculate the Make Whole Redemption Price, obtain such quotation or make such determination or calculation, as the case may be, and cause the Rate of Interest and the Interest Amounts for each Interest Accrual Period and the relevant Interest Payment Date and, if required to be calculated, the Make Whole Redemption Price to be notified to the Trustee, the Issuer, [the Guarantor]*/[the Guarantors]**, each of the Paying and Conversion Agents, the ECN Holders, any other Calculation Agent appointed in respect of the ECNs that is to make a further calculation upon receipt of such information and, if the ECNs are listed on a stock exchange and the rules of such exchange or other relevant authority so require, such exchange or other relevant authority as soon as possible after their determination but in no event later than (i) the commencement of the relevant Interest Period, if determined prior to such time, in the case of notification to such exchange of a Rate of Interest and Interest Amount, or (ii) in all other cases, the fourth Business Day after such determination. Where any Interest Payment Date or Interest Period Date is subject to adjustment pursuant to Condition 6(b)(ii), the Interest Amounts and the Interest Payment Date so published may subsequently be amended (or appropriate alternative arrangements made with the consent of the Trustee by way of adjustment) without notice in the event of an extension or shortening of the Interest Period. If there is a default in payment in respect of the ECNs as provided in Condition 14(a), the accrued interest and the Rate of Interest payable in respect of the ECNs shall nevertheless continue to be calculated as previously in accordance with this Condition but no publication of the Rate of Interest or the Interest Amount so calculated need be made unless the Trustee otherwise requires. The determination of any rate or amount, the obtaining of each quotation and the making of each determination or calculation by the Calculation Agent(s) shall (in the absence of manifest error) be final and binding upon all parties.

(h)	Determination or Calculation by Trustee

If the Calculation Agent does not at any time for any reason determine or calculate the Rate of Interest for an Interest Accrual Period or any Interest Amount or the Make Whole

Redemption Price, as the case may be, the Trustee shall do so (or shall, at the expense of the Issuer, appoint an agent on its behalf to do so) and such determination or calculation shall be deemed to have been made by the Calculation Agent. In doing so, the Trustee shall apply the foregoing provisions of this Condition, with any necessary consequential amendments, to the extent that, in its opinion, it can do so, and in all other respects it shall do so in such manner as it shall deem fair and reasonable in all the circumstances.

(i)	Definitions

In these Conditions, unless the context otherwise requires, the following defined terms shall have the meanings set out below:

“Business Day” means:

(i)
in the case of a currency other than euro, a day (other than a Saturday or Sunday) on which commercial banks and foreign exchange markets settle payments in the principal financial centre for such currency; and/or

(ii)	in the case of euro, a day on which the TARGET system is operating (a “TARGET Business Day”); and/or

(iii)
in the case of a currency and/or one or more Business Centres specified in the relevant Final Terms a day (other than a Saturday or a Sunday) on which commercial banks and foreign exchange markets settle payments in such currency in the Business Centre(s) or, if no currency is indicated, generally in each of the Business Centres.

“Day Count Fraction” means, in respect of the calculation of an amount of interest on any ECN for any period of time (from and including the first day of such period to but excluding the last) (whether or not constituting an Interest Period or an Interest Accrual Period, the “Calculation Period”):

(i)
if “Actual/Actual” or “Actual/Actual – ISDA” is specified in the relevant Final Terms, the actual number of days in the Calculation Period divided by 365 (or, if any portion of that Calculation Period falls in a leap year, the sum of (A) the actual number of days in that portion of the Calculation Period falling in a leap year divided by 366 and (B) the actual number of days in that portion of the Calculation Period falling in a non-leap year divided by 365);

(ii)	if “Actual/365 (Fixed)” is specified in the relevant Final Terms, the actual number of days in the Calculation Period divided by 365;

(iii)	if “Actual/360” is specified in the relevant Final Terms, the actual number of days in the Calculation Period divided by 360;

(iv)	if “Actual/Actual-ICMA” is specified in the relevant Final Terms,

(a)
if the Calculation Period is equal to or shorter than the Determination Period during which it falls, the number of days in the Calculation Period divided by the product of (x) the number of days in such Determination Period and (y) the number of Determination Periods normally ending in any year; and

(b)	if the Calculation Period is longer than one Determination Period, the sum of:

(x)	the number of days in such Calculation Period falling in the Determination Period in which it begins divided by the product of (1)

the number of days in such Determination Period and (2) the number of Determination Periods normally ending in any year; and

(y)
the number of days in such Calculation Period falling in the next Determination Period divided by the product of (1) the number of days in such Determination Period and (2) the number of Determination Periods normally ending in any year, where:

“Determination Date” means the date(s) specified as such in the relevant Final Terms or, if none is so specified, the Interest Payment Date(s); and

“Determination Period” means the period from and including a Determination Date in any year to but excluding the next Determination Date; and

(v)	if “30/360”, “360/360” or “Bond Basis” is specified in the relevant Final Terms, the number of days in the Calculation Period divided by 360, calculated on a formula basis as follows:

where:

“Y1” is the year, expressed as a number, in which the first day of the Calculation Period falls;

“Y2” is the year, expressed as a number, in which the day immediately following the last day included in the Calculation Period falls;

“M1” is the calendar month, expressed as a number, in which the first day of the Calculation Period falls;

“M2” is the calendar month, expressed as a number, in which the day immediately following the last day included in the Calculation Period falls;

“D1” is the first calendar day, expressed as a number, of the Calculation Period, unless such number would be 31, in which case D1 will be 30; and

“D2” is the calendar day, expressed as a number, immediately following the last day included in the Calculation Period, unless such number would be 31 and D1 is greater than 29, in which case D2 will be 30.

“Euro-zone” means the region comprising member states of the European Union that adopt the single currency in accordance with the Treaty establishing the European Community, as amended.

“Fixed Interest Rate Period” means the period specified as such in the relevant Final Terms.

“Fixed Rate of Interest” means the rate of interest payable from time to time in respect of a Fixed Rate ECN or during the Fixed Interest Rate Period in respect of a Fixed/Floating Rate ECN and that is either specified in the relevant Final Terms or calculated in accordance with the provisions in the relevant Final Terms.

“Floating Interest Rate Period” means the period specified as such in the relevant Final Terms.

“Floating Rate of Interest” means the rate of interest payable from time to time in respect of a Floating Rate ECN or during the Floating Interest Rate Period in respect of a Fixed/Floating Rate ECN and that is either specified in the relevant Final Terms or calculated in accordance with the provisions in the relevant Final Terms.

“Interest Accrual Period” means the period beginning on (and including) the Interest Commencement Date and ending on (but excluding) the first Interest Period Date and each successive period beginning on (and including) an Interest Period Date and ending on (but excluding) the next succeeding Interest Period Date.

“Interest Amount” means:

(i)
in respect of an Interest Accrual Period, the amount of interest payable per Calculation Amount for that Interest Accrual Period and which, in the case of Fixed Rate ECNs, and unless otherwise specified in the relevant Final Terms, shall mean the Fixed Coupon Amount or Broken Amount specified in the relevant Final Terms as being payable on the Interest Payment Date ending in the Interest Period of which such Interest Accrual Period forms part; and

(ii)	in respect of any other period, the amount of interest payable per Calculation Amount for that period.

“Interest Commencement Date” means the Issue Date specified in the relevant Final Terms or such other date as may be specified in the relevant Final Terms.

“Interest Determination Date” means, with respect to a Rate of Interest and Interest Accrual Period, the date specified as such in the relevant Final Terms or, if none is so specified, (i) the first day of such Interest Accrual Period if the Specified Currency is pounds sterling or (ii) the day falling two Business Days in London for the Specified Currency prior to the first day of such Interest Accrual Period if the Specified Currency is neither pounds sterling nor euro or (iii) the day falling two TARGET Business Days prior to the first day of such Interest Accrual Period if the Specified Currency is euro.

“Interest Payment Date” means, in respect of the ECNs, the date or dates specified as such, or determined as provided, in the relevant Final Terms.

“Interest Period” means the period beginning on (and including) the Interest Commencement Date and ending on (but excluding) the first Interest Payment Date and each successive period beginning on (and including) an Interest Payment Date and ending on (but excluding) the next succeeding Interest Payment Date.

“Interest Period Date” means each Interest Payment Date unless otherwise specified in the relevant Final Terms.

“Rate of Interest” means the Fixed Rate of Interest and/or Floating Rate of Interest, as the case may be.

“Reference Banks” means, in the case of a determination of LIBOR, the principal London office of four major banks in the London inter-bank market and, in the case of a determination of EURIBOR, the principal Euro-zone office of four major banks in the Euro-zone inter-bank market, in each case selected by the Calculation Agent or as specified in the relevant Final Terms.

“Reference Rate” means the rate specified as such in the relevant Final Terms.

“Relevant Screen Page” means such page, section, caption, column or other part of a particular information service as may be specified in the relevant Final Terms.

“Specified Currency” means the Specified Currency or Currencies specified in the relevant Final Terms.

“TARGET System” means the Trans-European Automated Real-Time Gross Settlement Express Transfer (known as TARGET2) System which was launched on 19 November 2007 or any successor thereto.

(j)	Calculation Agent

The Issuer shall procure that there shall at all times be one or more Calculation Agents if provision is made for them in the relevant Final Terms and for so long as any ECN is outstanding. Where more than one Calculation Agent is appointed in respect of the ECNs, references in these Conditions to the Calculation Agent shall be construed as each Calculation Agent performing its respective duties under these Conditions. If the Calculation Agent is unable or unwilling to act as such or if the Calculation Agent fails duly to establish the Rate of Interest for an Interest Accrual Period or to calculate any Interest Amount or Make Whole Redemption Price, as the case may be, or to comply with any other requirement, the Issuer shall (with the prior written approval of the Trustee) appoint a leading bank or financial institution engaged in the inter-bank market (or, if appropriate, money, swap or over-the-counter index options market) that is most closely connected with the calculation or determination to be made by the Calculation Agent (acting through its principal London office or any other office actively involved in such market) to act as such in its place. The Calculation Agent may not resign its duties without a successor having been appointed as aforesaid.

7.	Interest Deferral

(a)
[The]*/[Either]** Guarantor may procure the Issuer to elect, subject as provided below, to defer the payment of the interest which is otherwise due to be paid on an Interest Payment Date or the payment of any Accrued Conversion Interest otherwise payable on the Conversion Date by giving notice of such election to the ECN Holders in accordance with Condition 19 and to the Trustee and the Issuing, Paying and Conversion Agent not more than 30 nor less than 20 London business days prior to the relevant Interest Payment Date or, as the case may be, not more than 30 nor less than 20 London business days prior to the Conversion Date. Payments of interest due to be paid on an Interest Payment Date or payments of Accrued Conversion Interest due on the Conversion Date may not be deferred pursuant to this Condition 7(a) if, at any time when the right of deferral pursuant to this Condition 7(a) may still be exercised, the ECNs have ceased to be eligible to qualify (save where such non-qualification is only as a result of any applicable limitation on the amount of such capital) as regulatory capital for LBG on a consolidated basis under Regulatory Capital Requirements (and LBG has notified the FSA of such occurrence) unless a Capital Breach Event has also occurred and is continuing at such time.

(b)	The Issuer shall satisfy in full any outstanding and unpaid Deferred Interest Payment:

(i)	in cash upon any redemption of the ECNs pursuant to these Conditions (other than pursuant to Condition 9(b)(i)); or

(ii)
(except where Condition 5(a) applies) in cash at any time at its option upon the expiry of not less than 14 days’ notice to such effect given by the Issuer to the ECN Holders in accordance with Condition 19, the Trustee and the Issuing, Paying and Conversion Agent; or

(iii)	in cash where Condition 3(b) or Condition 4(b) applies, but without prejudice to the provisions of those Conditions subordinating the claims of holders of ECNs and Coupons; or

(iv)
in any event, in relation to any Deferred Interest Payment relating to any particular Interest Payment Date, as soon as reasonably practicable and in any event within three months following such Interest Payment Date, but in any such case only by the operation of the procedures set out in Condition 8.

(c)
The Issuer shall satisfy in full any Deferred Accrued Conversion Interest: (i) as soon as practicable by operation of the procedures set out in Condition 8, or (ii) to the extent not satisfied in accordance with Condition 7(c)(i), in cash where Condition 3(b) or 4(b) applies, but without prejudice to the provisions of these Conditions subordinating the claims of holders of ECNs and Coupons.

(d)
If, on any Interest Payment Date, payment of all interest due to be made on such date is not made in full by reason of either Condition 5(a) or this Condition 7, neither the Issuer nor [the]*/[either]** Guarantor shall (i) declare or pay any distribution or dividend (other than a dividend declared by the Issuer or [the]*/[either]** Guarantor, as the case may be, before the Issuer gives notice that such payment of any interest is to be deferred and other than distributions or dividends declared, paid or made by the Issuer to a member of the LBG Group) or make any other payment on, and each of the Issuer and [the]*/[each]** Guarantor will procure that no distribution or dividend or other payment is made on, any Junior Securities, save in the case of any Junior Securities (other than the 2004 Preference Shares) the first tranche of which was in issue prior to the Issue Date and the terms and conditions of which do not permit the Issuer, or [the]*/[either]** Guarantor, as the case may be, to defer, pass, cancel or eliminate the relevant distribution, dividend or other payment; or (ii) redeem, purchase, cancel, reduce or otherwise acquire any Junior Securities, in each case unless or until all Deferred Interest Payments have been satisfied in full.

(e)
Notwithstanding any other provision in these Conditions or the Trust Deed, the deferral of any payment of interest (including Accrued Conversion Interest) by virtue of Condition 7(a) and any payment which for the time being is not made by virtue of Condition 5(a) shall not constitute a default for any purpose (including, without limitation, Condition 14(a)) on the part of the Issuer or [the]*/[either]** Guarantor. If so specified in the relevant Final Terms, any outstanding and unsatisfied Deferred Interest Payment and Deferred Accrued Conversion Interest shall bear interest at the rate, and on the terms, specified in such Final Terms.

8.	Alternative Coupon Satisfaction Mechanism

(a)	Alternative Coupon Satisfaction Mechanism

Where a Deferred Interest Payment or Deferred Accrued Conversion Interest is to be satisfied as provided in this Condition 8, it shall be so satisfied in accordance with the Alternative Coupon Satisfaction Mechanism (the “ACSM”) as provided in this Condition 8. The Issuer shall notify the ECN Holders in accordance with Condition 19 and the Trustee, the Issuing, Paying and Conversion Agent, the Calculation Agent and the ACSM Calculation Agent not less than 10 London business days prior to the relevant ACSM

Payment Date that a Deferred Interest Payment or Deferred Accrued Conversion Interest is to be satisfied on such ACSM Payment Date.

(b)	Issue of Ordinary Shares

If any Deferred Interest Payment or Deferred Accrued Conversion Interest is to be satisfied pursuant to the provisions of this Condition 8 then, subject to Conditions 8(d) and 8(e):

(i)
such Deferred Interest Payment or Deferred Accrued Conversion Interest shall become due and payable to ECN Holders but the ECN Holders shall be deemed irrevocably to have directed and authorised the Issuer to pay the amount of such Deferred Interest Payment or Deferred Accrued Conversion Interest to LBG, and the Issuer shall be deemed to have agreed to make such payment to LBG as consideration for LBG’s agreement to issue Payment LBG Shares to the ACSM Calculation Agent pursuant to Condition 8(b)(ii) (but subject to the issue by LBG of such Payment LBG Shares to the ACSM Calculation Agent) and the obligations of the Issuer to ECN Holders in respect of the relevant Deferred Interest Payment or Deferred Accrued Conversion Interest shall be discharged by the Issuer’s obligation to make such payment to LBG, but without prejudice to the other provisions of this Condition 8;

(ii)
in consideration of the Issuer’s agreement to make the relevant payment pursuant to paragraph (i) above, LBG shall issue to the ACSM Calculation Agent such number of Ordinary Shares (the “Payment LBG Shares”) as, in the determination of the ACSM Calculation Agent, will have a market value as near as practicable to, but not less than, the relevant Deferred Interest Payment or Deferred Accrued Conversion Interest to be satisfied in accordance with this Condition 8; and

(iii)
the ACSM Calculation Agent shall be required to agree in the ACSM Calculation Agency Agreement to use reasonable endeavours to procure purchasers for such Payment LBG Shares. If necessary, the ACSM Calculation Agent shall further be required to agree in the ACSM Calculation Agency Agreement to convert the net proceeds of such sale into the Specified Currency at prevailing market exchange rates. The ACSM Calculation Agent shall further be required to agree to deliver the amount of such proceeds of sale (if necessary, as so converted) to the Issuing, Paying and Conversion Agent for application in accordance with Condition 8(c).

If the net proceeds of the issue and/or sale of the Payment LBG Shares will not, in the opinion of the ACSM Calculation Agent, subject to Conditions 8(d) and 8(e) but despite the arrangements described above, result in a sum at least equal to the relevant Deferred Interest Payment or Deferred Accrued Conversion Interest being available to satisfy the relevant Deferred Interest Payment or Deferred Accrued Conversion Interest in full on the relevant ACSM Payment Date, LBG shall use all reasonable endeavours to issue and/or sell additional Payment LBG Shares on one or more further occasions, following, mutatis mutandis, the procedures contained above, to ensure that a sum as near as practicable to, and at least equal to, the relevant Deferred Interest Payment or Deferred Accrued Conversion Interest will be available to satisfy the relevant Deferred Interest Payment or Deferred Accrued Conversion Interest in full as soon as reasonably practicable.

(c)	Application of Proceeds

The net proceeds of sale of Payment LBG Shares shall promptly following receipt be paid by the Issuing, Paying and Conversion Agent to the ECN Holders in respect of the relevant Deferred Interest Payment or Deferred Accrued Conversion Interest as provided in Condition 11 or in such other manner as the Trustee shall determine to be appropriate and notify to the ECN Holders in accordance with Condition 19 (in respect of each ECN on a pro rata basis if the net proceeds are insufficient to satisfy the relevant payment in full).

(d)	Sufficiency and Availability of Ordinary Shares

The ability of the Issuer to use the ACSM to satisfy any Deferred Interest Payments or Deferred Accrued Conversion Interest in respect of the ECNs on a relevant ACSM Payment Date is subject to the following conditions: (i) LBG shall not be required to issue any Payment LBG Shares, or cause them to be issued, at a price below their nominal value; (ii) LBG having a sufficient number of authorised but unissued Payment LBG Shares prior to any issue of Payment LBG Shares in accordance with Condition 8(b); and (iii) the Directors of LBG must have the necessary authority under Scots law to issue and allot a sufficient number of Payment LBG Shares in accordance with Condition 8(b).

(e)	Market Disruption

Notwithstanding the provisions of this Condition 8, if there exists, in the opinion of LBG, a Market Disruption Event on or after notice has been given by the Issuer pursuant to Condition 8(a), then the Issuer may give a notice to the Trustee (in a certificate signed by two Authorised Signatories of the Issuer), the Issuing, Paying and Conversion Agent, the Calculation Agent, the ACSM Calculation Agent and (in accordance with Condition 19) the ECN Holders as soon as possible after the Market Disruption Event has arisen or occurred, whereupon the relevant Deferred Interest Payment or Deferred Accrued Conversion Interest may be deferred until such time as the Market Disruption Event, in the opinion of LBG, no longer exists.

Any such Deferred Interest Payment or Deferred Accrued Conversion Interest will be satisfied by way of the ACSM as soon as practicable following such time as, in the opinion of LBG, the Market Disruption Event no longer exists (as notified to the Trustee by LBG).

(f)	Treatment of Deferred Interest Payment or Deferred Accrued Conversion Interest Not Satisfied by ACSM

If, after LBG having used all reasonable endeavours, any Deferred Interest Payment or Deferred Accrued Conversion Interest is not satisfied in accordance with this Condition 8 (whether as a consequence of the proceeds of issue and/or sale of Payment LBG Shares being insufficient to discharge such Deferred Interest Payment or Deferred Accrued Conversion Interest or as a consequence of the Issuer being unable to operate the ACSM by reason of the operation of Condition 8(d) or 8(e), or otherwise), this shall not constitute a default for any purpose (including, without limitation, Condition 14(a)) on the part of the Issuer or [the]*/[either]** Guarantor. Any such Deferred Interest Payment or Deferred Accrued Conversion Interest not so satisfied shall continue to fall to be settled as soon as reasonably practicable in accordance with Condition 7(b) (in the case of Deferred Interest Payment) or Condition 7(c) (in the case of any Deferred Accrued Conversion Interest) and, to the extent of the shortfall, the direction and authorisation to pay a Deferred Interest Payment or Deferred Accrued Conversion Interest to LBG pursuant to Condition 8(b) shall lapse.

(g)	Listing

LBG shall ensure (to the extent possible) that, at the time when any Payment LBG Shares are issued pursuant to this Condition 8, such Payment LBG Shares are listed on the London Stock Exchange.

LBG shall, subject to compliance with the requirements of the Companies Act, use all reasonable endeavours to obtain and maintain at all times all corporate authorisations and take any other corporate actions required for the issue and allotment of such number of Ordinary Shares as it reasonably considers would be required to be issued in order to enable the satisfaction of any Deferred Interest Payments and Deferred Accrued Conversion Interest pursuant to this Condition 8, provided that such reasonable endeavours shall be satisfied where the relevant corporate authorisation or action required is to be obtained or done by the passing of a resolution of the shareholders of LBG and the directors of LBG propose a relevant resolution to its shareholders for approval at any general meeting of LBG and, if such proposal is rejected, the relevant resolution is proposed again at the next general meeting of LBG.

No damages will be payable for breach of this covenant.

The Trustee shall not be obliged to monitor compliance by LBG with this Condition 8(g) or to ascertain at any time whether or not a Capital Breach Event or Market Disruption Event has occurred or whether any payment has been or may be deferred and shall be entitled to assume, unless it has actual knowledge to the contrary pursuant to the Trust Deed, that LBG is complying with its obligations under this Condition 8(g) and that no such event has occurred.

9.	Conversion

(a)	Conversion upon Conversion Trigger

(i)
If the Conversion Trigger occurs at any time, each ECN shall, subject to and as provided in this Condition 9(a) and in the Deed Poll, be converted on the Conversion Date into new and/or existing (as determined by LBG) Ordinary Shares credited as fully paid in the manner and in the circumstances described below and in the Deed Poll.

The ECNs are not convertible at the option of ECN Holders at any time.

The “Conversion Trigger” shall occur if at any time, as disclosed in the latest published annual or semi-annual consolidated financial statements of LBG or as otherwise publicly disclosed by LBG at any time, LBG’s Consolidated Core Tier 1 Ratio is less than 5 per cent. As used in these Conditions, “Consolidated Core Tier 1 Ratio” means the ratio of the Core Tier 1 Capital of LBG to the risk weighted assets of LBG, in each case, calculated on a consolidated basis.

As soon as reasonably practicable following the occurrence of the Conversion Trigger, the Issuer shall give notice thereof to holders of the ECNs (the “Conversion Trigger Notice”) in accordance with Condition 19. The Conversion Trigger Notice shall specify the Consolidated Core Tier 1 Ratio, the prevailing Conversion Price and the Conversion Date, which shall be not earlier than 20 London business days nor later than 30 London business days following the giving of the Conversion Trigger Notice.

(i)
If the Conversion Trigger occurs at any time, each ECN shall, subject to and as provided in this Condition 9(a) and in the Deed Poll, be converted on the Conversion Date into new and/or existing (as determined by LBG) Ordinary Shares credited as fully paid in the manner and in the circumstances described below and in the Deed Poll.

The ECNs are not convertible at the option of ECN Holders at any time.

The “Conversion Trigger” shall occur if at any time, as disclosed in the latest published annual or semi-annual consolidated financial statements of LBG or as otherwise publicly disclosed by LBG at any time, LBG’s Consolidated Core Tier 1 Ratio is less than 5 per cent. As used in these Conditions, “Consolidated Core Tier 1 Ratio” means the ratio of the Core Tier 1 Capital of LBG to the risk weighted assets of LBG, in each case, calculated on a consolidated basis.

As soon as reasonably practicable following the occurrence of the Conversion Trigger, the Issuer shall give notice thereof to holders of the ECNs (the “Conversion Trigger Notice”) in accordance with Condition 19. The Conversion Trigger Notice shall specify the Consolidated Core Tier 1 Ratio, the prevailing Conversion Price and the Conversion Date, which shall be not earlier than 20 London business days nor later than 30 London business days following the giving of the Conversion Trigger Notice.

(ii)	If the Conversion Trigger occurs, the ECNs will be converted in whole and not in part as provided below and in the Deed Poll.

(iii)
Prior to giving the Conversion Trigger Notice, the Issuer shall deliver to the Trustee a certificate signed by two Authorised Signatories of LBG stating that the Conversion Trigger has occurred and the Trustee shall accept such certificate without any further enquiry as sufficient evidence of such matters, and such certificate will be conclusive and binding on the Trustee and the ECN Holders.

(iv)
If a Relevant Event shall occur that is a Qualifying Relevant Event, then, where the Conversion Date falls on or after the New Conversion Condition Effective Date, each ECN shall, upon the occurrence of the Conversion Trigger, subject to and as provided in this Condition 9(a) and the Deed Poll, be converted into Relevant Shares of the Approved Entity.

(v)
If a Relevant Event shall occur that is a Non-Qualifying Relevant Event and where the Acquiror is an Approved Entity, then, with effect from the date falling eight days following the occurrence of such Relevant Event and unless the Conversion Trigger shall have occurred prior to such date, outstanding ECNs shall not be subject to Conversion at any time notwithstanding that a Conversion Trigger may occur subsequently.

(vi)
If a Relevant Event shall occur that is a Non-Qualifying Relevant Event and where the Acquiror is not an Approved Entity, then, with effect from the occurrence of such Relevant Event and unless the Conversion Trigger shall have occurred prior to such date, outstanding ECNs shall not be subject to Conversion at any time notwithstanding that a Conversion Trigger may occur subsequently.

(b)	Payment of Conversion Settlement Sum

(i)
Upon Conversion, the Issuer shall redeem the ECNs at a price (the “Conversion Settlement Sum”) equal to their principal amount. ECN Holders shall be deemed irrevocably to have directed and authorised the Issuer to pay the Conversion Settlement Sum to LBG as consideration for LBG’s agreement to issue Ordinary Shares pursuant to the Deed Poll and the obligations of the Issuer and [the]*/[each]** Guarantor to pay principal on the relevant ECNs to holders of the ECNs shall be discharged by the Issuer’s obligation to pay the Conversion Settlement Sum to LBG.

(ii)
In order to obtain delivery of Ordinary Shares on a Conversion, ECN Holders will be required to comply with the provisions of the Deed Poll which require, amongst other things, the delivery of a Conversion Notice and the relevant ECNs or the Certificate representing the same (in the case of Registered ECNs) on or before the Notice Cut-off Date. If ECN Holders fail to make such delivery on or before the Notice Cut-off Date or otherwise the relevant Conversion Notice shall have been determined to be null and void pursuant to the Deed Poll, the Deed Poll contains provisions relating to the sale of the relevant Ordinary Shares and the payment of the net proceeds of such sale (the “Ordinary Share Sale Proceeds”) to such ECN Holders.

(iii)
LBG has agreed in the Deed Poll that, in consideration of the Issuer’s agreement to pay the Conversion Settlement Sum, it will issue or deliver Ordinary Shares as provided therein and, in the circumstances provided therein, pay the Ordinary Share Sale Proceeds to the relevant ECN Holders. ECN Holders shall have recourse only to LBG under the Deed Poll for the issue or delivery of such Ordinary Shares pursuant to the Deed Poll or, as the case may be, the payment of any Ordinary Share Sale Proceeds and in particular will have no recourse in respect thereof to the Issuer or (but without prejudice to the foregoing) [the]*/[either]** Guarantor.

(iv)
The Trustee shall have no responsibility in respect of LBG’s obligations under the Deed Poll upon Conversion, shall have no powers of enforcement under or in respect of the Deed Poll and shall incur no liability in respect of any failure by LBG to comply with its obligations under the Deed Poll. The ECN Holders alone shall have power to enforce the terms of the Deed Poll against LBG.

(c)	Accrued Conversion Interest

(i)
Upon Conversion, the Issuer shall pay to the ECN Holders the Accrued Conversion Interest (if any) in respect of the ECNs on the Conversion Date, unless Condition 5(a) shall apply or unless such payment is deferred in accordance with Condition 7.

(ii)
Payment of any Accrued Conversion Interest will be made by transfer to an account with a bank in the principal financial centre of the Specified Currency or, in the case of a payment in euro, to an account with a bank in a city in which banks have access to the TARGET System, as specified in the relevant Conversion Notice or, as the case may be, as provided below.

(iii)
If, in the case of a Conversion, a Conversion Notice and the relevant ECNs or the Certificate representing the same (in the case of Registered ECNs) are not delivered to a Paying and Conversion Agent on or before the Notice Cut-off Date or otherwise the relevant Conversion Notice shall have been determined to be or treated as null and void pursuant to the Deed Poll, any Accrued Conversion Interest in respect of the relevant ECNs which is to be paid on the Conversion Date shall be paid on the Conversion Date to the Issuing, Paying and Conversion Agent for distribution to the relevant ECN Holders in accordance with Condition 11 or in such other manner and at such time as the Trustee shall determine and notify to the ECN Holders pursuant to Condition 19.

10.	Redemption and Purchase

(a)	No Fixed Redemption Date

The ECNs are perpetual securities in respect of which there is no fixed redemption date and the Issuer shall (subject to the provisions of Condition 3(b) and without prejudice to the provisions of Condition 14) only have the right to repay them or purchase them in accordance with the following provisions of this Condition 10 and subject to Condition 9(b).

(b)	Conditions to Redemption and Purchase

Any redemption or purchase of the ECNs in accordance with Condition 10(c), (d), (e) or (g) or 11(i) is subject to (i) LBG giving at least one month’s prior written notice to, and receiving no objection from or, in the case of any redemption of the ECNs prior to the fifth anniversary of the Issue Date, receiving the consent of, the FSA (or such other period of notice as the FSA may from time to time require or accept and, in any event, provided that any such notice is required to be given) and (ii) LBG (both at the time of, and immediately following, the redemption or purchase) being in compliance with the Regulatory Capital Requirements applicable to it from time to time (and a certificate from any two Authorised Signatories of LBG confirming such compliance shall be conclusive evidence of such compliance).

Prior to the publication of any notice of redemption pursuant to Condition 10(c), (d) or (e) or 11(i), the Issuer shall deliver to the Trustee a certificate signed by two Authorised Signatories of the Issuer (or, in relation to the solvency condition set out in Condition 5(a), [the]*/[each]** Guarantor) stating that the relevant requirement or circumstance giving rise to the right to redeem is satisfied (including the solvency condition set out in Condition 5(a)) and the reasons therefor and the Trustee shall accept such certificate(s) without any further inquiry as sufficient evidence of the satisfaction of the relevant conditions precedent, and such certificate shall be conclusive and binding on the Trustee and the ECN Holders.

(c)	Issuer’s Call Option

Subject to Conditions 5(a) and 10(b), the Issuer may, by giving not less than 10 nor more than 21 days’ notice to the ECN Holders in accordance with Condition 19, the Trustee, the Issuing, Paying and Conversion Agent and the Registrar (which notice shall, subject as provided in Condition 10(f), be irrevocable) elect to redeem all, but not some only, of the ECNs on any of the Optional Redemption Dates (if any) specified in the relevant Final Terms, at their Optional Redemption Amount(s) specified in, or determined in the manner specified in, the relevant Final Terms, together with any accrued but unpaid interest to (but excluding) the relevant Optional Redemption Date and outstanding and unsatisfied Deferred Interest Payments. Upon the expiry of such notice, the Issuer shall redeem the ECNs as aforesaid.

(d)	Redemption Due to Taxation

If, immediately prior to the giving of the notice referred to below, a Tax Event has occurred and is continuing, then the Issuer may, subject to Conditions 5(a) and 10(b) and having given not less than 10 nor more than 21 days’ notice to the Trustee, the Issuing, Paying and Conversion Agent, the Registrar and, in accordance with Condition 19, the ECN Holders (which notice shall, subject as provided in Condition 10(f), be irrevocable), redeem in accordance with these Conditions at any time (in the case of a Fixed Rate ECN or in the Fixed Interest Rate Period in the case of a Fixed/Floating Rate ECN) or on any Interest Payment Date (in the case of a Floating Rate ECN or in the Floating Interest Rate Period in the case of a Fixed/Floating Rate ECN) all, but not some only, of the ECNs at their Tax Event Redemption Price, together with any accrued but unpaid interest to (but excluding) the relevant redemption date and outstanding and unsatisfied Deferred Interest Payments. Upon the expiry of such notice, the Issuer shall redeem the ECNs as aforesaid.

(e)	Redemption for Regulatory Purposes

If, immediately prior to the giving of the notice referred to below, a Capital Disqualification Event has occurred and is continuing, then the Issuer may, subject to Conditions 5(a) and 10(b) and having given not less than 10 nor more than 21 days’ notice to the ECN Holders in accordance with Condition 19, the Trustee, the Issuing, Paying and Conversion Agent and the Registrar (which notice shall, subject as provided in Condition 10(f), be irrevocable), redeem in accordance with these Conditions at any time (in the case of a Fixed Rate ECN or in the Fixed Interest Rate Period in the case of a Fixed/Floating Rate ECN) or on any Interest Payment Date (in the case of a Floating Rate ECN or in the Floating Interest Rate Period in the case of a Fixed/Floating Rate ECN) all, but not some only, of the ECNs at their Capital Disqualification Event Redemption Price, together with any accrued but unpaid interest to (but excluding) the relevant redemption date and outstanding unsatisfied Deferred Interest Payments. Upon the expiry of such notice, the Issuer shall redeem the ECNs as aforesaid.

(f)	Conversion Trigger

The Issuer may not give a notice of redemption of the ECNs pursuant to this Condition 10 if a Conversion Trigger Notice shall have been given. If a Conversion Trigger Notice shall be given after a notice of redemption shall have been given by the Issuer but before the relevant redemption date, such notice of redemption shall automatically be revoked and be null and void and the relevant redemption shall not be made.

(g)	Purchases

The Issuer or LBG (or any Subsidiary of LBG) may, subject to Conditions 5(a) and 10(b), at any time purchase or procure others to purchase beneficially for its account ECNs in any manner and at any price. In any such case, purchases of Bearer ECNs will be made together with all unmatured Coupons and unexchanged Talons (if appropriate) appertaining thereto.

(h)	Cancellation

All ECNs redeemed by the Issuer pursuant to this Condition 10 (together, in the case of Bearer ECNs, with all unmatured Coupons and unexchanged Talons relating thereto (if appropriate)) will forthwith be cancelled. All ECNs purchased by or on behalf of the Issuer or LBG or any Subsidiary of LBG may be held, reissued, resold or, at the option of LBG or the Issuer or any such Subsidiary, surrendered for cancellation (together, where applicable, with all unmatured Coupons and all unexchanged Talons) to the Issuing, Paying and Conversion Agent. ECNs so surrendered shall be cancelled forthwith (together, where applicable, with all unmatured Coupons and unexchanged Talons attached). Any ECNs so surrendered for cancellation may not be reissued or resold and the obligations of the Issuer and [the]*/[each]** Guarantor in respect of any such ECNs shall be discharged.

(i)	Trustee Not Obliged to Monitor

The Trustee shall not be under any duty to monitor whether any event or circumstance has happened or exists within this Condition 10 and will not be responsible to ECN Holders for any loss arising from any failure by it to do so. Unless and until the Trustee has actual knowledge of the occurrence of any event or circumstance within this Condition 10, it shall be entitled to assume that no such event or circumstance exists.

11.	Payments and Talons

(a)	Bearer ECNs

(i)
Payment of principal and premium (if any) in respect of Bearer ECNs to be made to holders of Bearer ECNs, payment of accrued interest payable on a redemption of Bearer ECNs (other than on an Interest Payment Date) and payment of any Accrued Conversion Interest that is to be paid in accordance with this Condition 11 shall, in each case, be made against presentation and surrender of the relevant Bearer ECNs at the specified office of any Paying and Conversion Agent outside the United States.

(ii)
Payment of interest to be made to holders of Bearer ECNs on an Interest Payment Date will be made against presentation and surrender of the relevant Coupons at the specified office of any Paying and Conversion Agent outside the United States.

(iii)
All such payments referred to in (i) and (ii) shall be made by cheque payable in the relevant currency drawn on or, at the option of the holder, by transfer to an account denominated in such currency with, a Bank. “Bank” means a bank in the principal financial centre for such currency or, in the case of euro, in a city in which banks have access to the TARGET System.

(iv)	Payments of all amounts other than as referred to in (i) and (ii) will be made as provided in these Conditions.

(b)	Registered ECNs

(i)
Payments of principal and premium (if any) to be made to holders in respect of Registered ECNs, payments of accrued interest payable on a redemption of Registered ECNs (other than on an Interest Payment Date) and payment of any Accrued Conversion Interest that is to be paid in accordance with this Condition 11 shall, in each case, be made against presentation and surrender of the relevant Certificates at the specified office of any of the Transfer Agents or of the Registrar and in the manner provided in (ii) below.

(ii)
Payments of interest to be made to holders in respect of Registered ECNs due on an Interest Payment Date shall be paid to the person shown on the Register at the close of business on the fifteenth day before the due date for payment thereof (the “Record Date”).

(iii)
All such payments shall be made in the relevant currency by cheque drawn on a Bank and mailed to the holder (or to the first named of joint holders) of such ECN at its address appearing in the Register. Upon application by the holder to the specified office of the Registrar or any Transfer Agent before the Record Date, such payment of interest may be made by transfer to an account in the relevant currency maintained by the payee with a Bank.

(iv)	Payments of all other amounts other than as referred to in (i) and (ii) will be made as provided in these Conditions.

(c)	Payments in the United States

Notwithstanding the foregoing, if any Bearer ECNs are denominated in U.S. dollars, payments in respect thereof may be made at the specified office of any Paying and

Conversion Agent in New York City in the same manner as aforesaid if (i) the Issuer shall have appointed Paying and Conversion Agents with specified offices outside the United States with the reasonable expectation that such Paying and Conversion Agents would be able to make payment of the amounts on the ECNs in the manner provided above when due, (ii) payment in full of such amounts at all such offices is illegal or effectively precluded by exchange controls or other similar restrictions on payment or receipt of such amounts and (iii) such payment is then permitted by United States law, without involving, in the opinion of the Issuer, any adverse tax consequence to the Issuer.

(d)	Payments subject to Fiscal Laws

All payments are subject in all cases to any applicable fiscal or other laws, regulations and directives in the place of payment, but without prejudice to the provisions of Condition 12. No commission or expenses shall be charged to the ECN Holders or Couponholders in respect of such payments.

(e)	Appointment of Agents

The initial Issuing, Paying and Conversion Agent, the other Paying and Conversion Agents, Registrar, Transfer Agents and Calculation Agent and their respective specified offices are listed below. The Issuing, Paying and Conversion Agent, the Paying and Conversion Agents, the Registrar, the Transfer Agents, the Calculation Agent and ACSM Calculation Agent act solely as agents of the Issuer and [the]*/[each]** Guarantor and do not assume any obligation or relationship of agency or trust for or with any ECN Holder or Couponholder. The Issuer reserves the right at any time with the approval of the Trustee to vary or terminate the appointment of the Issuing, Paying and Conversion Agent, any other Paying and Conversion Agent, the Registrar, any Transfer Agent, the Calculation Agent(s) or the ACSM Calculation Agent and to appoint additional or other Paying and Conversion Agents, Calculation Agents, Transfer Agents or ACSM Calculation Agents, provided that there shall at all times be (i) an Issuing, Paying and Conversion Agent, (ii) a Registrar in relation to Registered ECNs, (iii) a Transfer Agent in relation to Registered ECNs, (iv) one or more Calculation Agent(s) where these Conditions so require, (v) such other agents as may be required by any other stock exchange on which the ECNs may be listed, in each case as approved by the Trustee and (vi) a Paying and Conversion Agent with a specified office in a European Union member state that will not be obliged to withhold or deduct tax pursuant to any law implementing European Council Directive 2003/48/EC or any other Directive implementing the conclusions of the ECOFIN Council meeting of 26-27 November 2000. Whenever a function expressed by the Conditions to be performed by the ACSM Calculation Agent falls to be performed, the Issuer shall appoint and (for so long as such function is required to be performed) maintain an ACSM Calculation Agent.

In addition, the Issuer shall:

(i)	forthwith appoint a Paying and Conversion Agent in New York City in respect of any Bearer ECNs denominated in U.S. dollars in the circumstances described in paragraph (c) above; and

(ii)
in the event that it or [the]*/[either]** Guarantor would be obliged to pay additional amounts on or in respect of any ECN or Coupon pursuant to Condition 12 by virtue of such ECN or Coupon being presented for payment in the United Kingdom, it will appoint and at all times thereafter maintain a Paying and Conversion Agent in a jurisdiction within Europe (other than the

United Kingdom) and which otherwise complies with the foregoing provisions of this Condition 11(e).

Notice of any such change or any change of any specified office shall promptly be given to the Trustee and to the ECN Holders in accordance with Condition 19.

Any ACSM Calculation Agency Agreement may contain provision for the indemnification of the ACSM Calculation Agent and for relief from responsibility in certain circumstances, and may entitle it to enter into business transactions with the Issuer without being liable to account to the ECN Holders or Couponholders for any resulting profit.

(f)	Unmatured Coupons and unexchanged Talons

(i)	Upon Conversion of Bearer ECNs, all Coupons in respect thereof relating to Interest Payment Dates falling after the Conversion Date shall become void and no payment shall be made in respect of them.

(ii)	Upon the due date for redemption of any Bearer ECN, all unmatured Coupons relating to such ECN (whether or not attached) shall become void and no payment shall be made in respect of them.

(iii)	Upon the due date for redemption of any Bearer ECN, any unexchanged Talon relating to such ECN (whether or not attached) shall become void and no Coupons shall be delivered in respect of such Talon.

(iv)
Where any Bearer ECNs are presented for redemption without all such unmatured Coupons, and where any Bearer ECN is presented for redemption without any unexchanged Talon relating to it, redemption shall be made only against the provision of such indemnity as the Issuer may require.

(g)	Talons

On or after the Interest Payment Date for the final Coupon forming part of a Coupon sheet issued in respect of any Bearer ECN, the Talon forming part of such Coupon sheet may be surrendered at the specified office of the Issuing, Paying and Conversion Agent in exchange for a further Coupon sheet (and if necessary another Talon for a further Coupon sheet) (but excluding any Coupons that may have become void pursuant to Condition 13).

(h)	Non-Business Days

If any date for payment in respect of any ECN or Coupon is not a business day, the holder shall not be entitled to payment until the next following business day nor to any interest or other sum in respect of such postponed payment. In this paragraph, “business day” means a day (other than a Saturday or a Sunday) on which banks and foreign exchange markets are open for business in the relevant place of presentation (where presentation and surrender is required pursuant to these Conditions), in such jurisdictions (if any) as shall be specified as “Financial Centres” in the relevant Final Terms and:

(i)
(in the case of a payment in a currency other than euro) where payment is to be made by transfer to an account maintained with a Bank (as defined in Condition 11(a)(iii)) in the relevant currency on which foreign exchange transactions may be carried on in the relevant currency in the principal financial centre of the country of such currency; or

(ii)	(in the case of a payment in euro) which is a TARGET Business Day.

(i)	Suspension of ACSM

If, following any take-over offer made under the City Code on Takeovers and Mergers or any reorganisation, restructuring or scheme of arrangement, LBG ceases to be the Ultimate Owner, then LBG shall as soon as practicable give notice to the ECN Holders in accordance with Condition 19, the Trustee, the Issuing, Paying and Conversion Agent, the Calculation Agent and the ACSM Calculation Agent, whereupon the operation of the ACSM shall be suspended (such event being a “Suspension”). In such event, unless a Permitted Restructuring Arrangement shall be put in place within six months of the occurrence of a Permitted Restructuring (in which case the Suspension shall cease upon such Permitted Restructuring Arrangement being put in place), an Independent Financial Adviser shall determine (subject to the requirements that: (i) the Issuer shall not be obliged to reduce its net assets; (ii) no amendment may be proposed or made which would alter the regulatory capital treatment of the ECNs for regulatory capital and solvency purposes unless the Issuer has given at least one month’s prior written notice to, and received no objection from, the FSA (or such other period of notice as the FSA may from time to time require or accept and, in any event, provided that such notice is required to be given); and (iii) no such amendment may be made which would or may, in the Trustee’s opinion, expose it to liability, reduce its protections or impose more onerous obligations on it without its consent) what amendments (if any) to these Conditions, the Trust Deed and any other relevant documents are appropriate in order (aa) to preserve substantially the economic effect, for the ECN Holders, of a holding of the ECNs prior to the Suspension and (bb) to replicate the ACSM in the context of the capital structure of the new Ultimate Owner. Upon any such determination being reached and notified to the Trustee and LBG by such Independent Financial Adviser, the Trustee (at the expense of the Issuer), the Issuer and LBG shall, pursuant to the terms of the Trust Deed and without any requirement for the consent or the approval of the ECN Holders or Couponholders, effect such amendments determined by such Independent Financial Adviser together with any necessary consequential changes to these Conditions and the Trust Deed and any other relevant documents, whereupon the satisfaction of any Deferred Interest Payment and Deferred Accrued Conversion Interest (when due) by the method contemplated in Condition 8 shall no longer be subject to the Suspension.

If, after using all reasonable endeavours, such Independent Financial Adviser is unable to formulate such amendments, it shall so notify the Issuer, LBG, LTSB (where it is a Guarantor) the new Ultimate Owner, the Trustee, the Issuing, Paying and Conversion Agent, the Calculation Agent and the ACSM Calculation Agent and the ECNs may (subject in each case to the Issuer giving at least one month’s prior written notice to, and receiving consent from, the FSA (or such other period of notice as the FSA may from time to time require or accept and, in any event, provided that such notice is required to be given) and with the prior agreement of the new Ultimate Owner) at the option of the Issuer and without any requirement for the consent or the approval of the ECN Holders or Couponholders either be substituted for, or have their terms varied so that they remain or, as the case may be, become, alternative Qualifying Lower Tier 2 Securities or Qualifying Upper Tier 2 Securities or be redeemed, in each case as described below.

If the ECNs are to be substituted for, or have their terms varied so that they become, alternative Qualifying Lower Tier 2 Securities or Qualifying Upper Tier 2 Securities, the Issuer shall give not less than 30 nor more than 60 days’ notice to the Trustee, the Issuing, Paying and Conversion Agent, the Calculation Agent, the ACSM Calculation Agent and, in accordance with Condition 19, the ECN Holders (which notice shall be irrevocable) and all

(but not some only) of the ECNs will be substituted for, or have their terms varied so that they become, alternative Qualifying Lower Tier 2 Securities or Qualifying Upper Tier 2 Securities, and the Trustee shall (subject to the following provisions of this paragraph and subject to the receipt by it of the certificate of the Authorised Signatories of LBG referred to in the definition of Qualifying Lower Tier 2 Securities or (as the case may be) Qualifying Upper Tier 2 Securities and subject further to the receipt by it of the notification of the relevant Independent Financial Adviser referred to above) agree to such substitution or variation. In connection therewith, all accrued and unpaid interest, Deferred Interest Payments and Deferred Accrued Conversion Interest (if any) will either (at the option of LBG) (x) be carried over such that the rights of the ECN Holders with respect thereto are preserved in the new Qualifying Lower Tier 2 Securities or Qualifying Upper Tier 2 Securities or (y) be satisfied by the issue of Ordinary Shares to the new Ultimate Owner in consideration for which the new Ultimate Owner shall issue ordinary shares in its capital (or shares in its capital of an equivalent class) so as to enable the satisfaction of such accrued and unpaid interest, Deferred Interest Payments and Deferred Accrued Conversion Interest in accordance, mutatis mutandis, with Conditions 8(b), 8(c), 8(d) and 8(e) (with references to the relevant Payment LBG Shares being construed as references to such ordinary shares or equivalent shares in the capital of the new Ultimate Owner which, when sold, provide a net cash amount of not less than the amount of such accrued and unpaid interest, Deferred Interest Payments and Deferred Accrued Conversion Interest which fall to be satisfied by the Issuer). The Trustee shall (at the expense of the Issuer) use its reasonable endeavours to participate in or assist the Issuer and LBG with the substitution of the ECNs for, or the variation of the terms of the ECNs so that they become, alternative Qualifying Lower Tier 2 Securities or Qualifying Upper Tier 2 Securities, provided that the Trustee shall not be obliged to participate in or assist with any such substitution or variation if the terms of the proposed alternative Qualifying Lower Tier 2 Securities or Qualifying Upper Tier 2 Securities or the participation in or assistance with such substitution or variation would impose, in the Trustee’s opinion, more onerous obligations upon it or expose it to liability or reduce its protections. If, notwithstanding the above, the Trustee does not participate or assist as provided above, the FSA does not consent to such substitution or variation or it is otherwise not practicable (in the opinion of the Issuer) for the ECNs to be substituted or varied as described above, the Issuer may, subject to Conditions 5(a) and 10(b), elect to redeem the ECNs as provided in this Condition 11(i). In connection with any substitution or variation in accordance with this Condition 11(i), the Issuer shall comply with the rules of any stock exchange on which the ECNs are for the time being listed or admitted to trading.

If the ECNs are to be redeemed by the Issuer in accordance with this Condition 11(i), the Issuer shall give notice thereof to the Trustee, the Issuing, Paying and Conversion Agent, the Calculation Agent, and the ACSM Calculation Agent and, in accordance with Condition 19, the ECN Holders (which notice shall be irrevocable and which shall expire as soon as practicable after consent from the FSA has been obtained) and all (but not some only) of the ECNs will be redeemed at their principal amount, together in each case with accrued and unpaid interest to (but excluding) such redemption date and any outstanding and unsatisfied Deferred Interest Payments and Deferred Accrued Conversion Interest, not later than the 60th London business day following the giving of such notice by the Issuer to the ECN Holders. Such redemption will, unless otherwise agreed by LBG, be effected by the issue of Ordinary Shares to the new Ultimate Owner in consideration for which the new Ultimate Owner shall issue ordinary shares in its capital (or shares in its capital of an equivalent class) so as to enable it to satisfy such redemption amount in accordance, mutatis mutandis, with Condition 8 (with references to the Payment LBG Shares being construed as references to such ordinary shares or equivalent shares in the capital of the new Ultimate Owner which, when sold, provide a net cash amount of not less than the redemption amount which falls to be satisfied by the Issuer).

12.	Taxation

All payments of principal, premium (if any) and/or interest to ECN Holders and Couponholders by or on behalf of the Issuer in respect of the ECNs and the Coupons or by or on behalf of [the]*/[either]** Guarantor under the Guarantee shall be made without withholding or deduction for or on account of any present or future tax, duty, assessment or governmental charge of whatsoever nature imposed, levied, collected, withheld or assessed by or on behalf of the United Kingdom or any authority thereof or therein having power to tax, unless such withholding or deduction is required by law. In that event, the Issuer or, as the case may be, [the]*/[the relevant]** Guarantor shall pay such additional amounts (“Additional Amounts”) as will result (after such withholding or deduction) in receipt by the ECN Holders and the Couponholders of the sums which would have been receivable (in the absence of such withholding or deduction) from it in respect of their ECNs and/or Coupons, as the case may be; except that no such Additional Amounts shall be payable with respect to any ECN or Coupon:

(a)
(where presentation and surrender is required pursuant to these Conditions) presented for payment by or on behalf of any holder who is liable to such tax, duty, assessment or governmental charge in respect of such ECN or Coupon by reason of such holder having some connection with the United Kingdom other than the mere holding of such ECN or Coupon; or

(b)
to, or to a third party on behalf of, a holder if such withholding or deduction may be avoided by complying with any statutory requirement or by making a declaration of non residence or other similar claim for exemption to any authority of or in the United Kingdom, unless such holder proves that he is not entitled so to comply or to make such declaration or claim; or

(c)
to, or to a third party on behalf of, a holder that is a partnership, or a holder that is not the sole beneficial owner of the ECN or Coupon, or which holds the ECN or Coupon in a fiduciary capacity, to the extent that any of the members of the partnership, the beneficial owner or the settlor or beneficiary with respect to the fiduciary would not have been entitled to the payment of an additional amount had each of the members of the partnership, the beneficial owner, settlor or beneficiary (as the case may be) received directly his beneficial or distributive share of the payment; or

(d)
(where presentation and surrender is required pursuant to these Conditions) presented for payment more than 30 days after the Relevant Date except to the extent that the holder thereof would have been entitled to such additional amounts on presenting the same for payment at the expiry of such period of 30 days; or

(e)
where such withholding or deduction is imposed on a payment to an individual and is required to be made pursuant to European Council Directive 2003/48/EC on the taxation of savings income or any law implementing or complying with, or introduced in order to conform to, such Directive; or

(f)
(where presentation and surrender is required pursuant to these Conditions) in respect of any ECN or Coupon presented for payment by or on behalf of a holder who would have been able to avoid such withholding or deduction by presenting the relevant ECN or Coupon to another Paying and Conversion Agent in a member state of the European Union.

13.	Prescription

Claims against the Issuer and/or [the]*/[either]** Guarantor for payment in respect of the ECNs and Coupons (which, for this purpose, shall not include Talons) shall be prescribed and become void unless made within 10 years (in the case of principal) or five years (in the case of interest) from the appropriate Relevant Date in respect of them.

14.	Events of Default

(a)	Events of Default

If any of the following events occurs, the Trustee at its discretion may, and if so requested by holders of at least one-quarter in principal amount of the ECNs then outstanding or if so directed by an Extraordinary Resolution shall (but in each case subject to Condition 14(d) below), give notice to the Issuer that the ECNs are, and they shall immediately become, due and payable at their principal amount together with any accrued and unpaid interest and outstanding and unsatisfied Deferred Interest Payments:

(i)	default is made for a period of seven days or more in the payment of any principal or premium (if any) or 14 days or more in the payment of any interest due in respect of the ECNs or any of them; or

(ii)
an order is made or a resolution is passed for the winding-up of the Issuer or [the]*/[either]** Guarantor (other than a winding-up which has been approved previously in writing by the Trustee or by an Extraordinary Resolution of the ECN Holders).

(b)	Proceedings for Winding-up

If the ECNs become due and payable (whether pursuant to Condition 14(a) or Condition 10) and are not paid when so due and payable or any other payment obligation of the Issuer or [the Guarantor]*/[the Guarantors]** under or arising in respect of the ECNs, the Coupons or the Trust Deed is not duly met, satisfied or performed (including pursuant to Condition 9(c)), the Trustee at its discretion may, and if so requested by holders of at least one-quarter in principal amount of the ECNs then outstanding or if so directed by an Extraordinary Resolution shall (but in each case subject to Condition 14(d) below), institute proceedings for the winding-up of the Issuer and/or [the Guarantor]*/[the relevant Guarantor or Guarantors]** and/or prove in the winding-up of the Issuer and/or [the Guarantor]*/[the relevant Guarantor or Guarantors]** and/or claim in the liquidation of the Issuer and/or [the Guarantor]*/[the relevant Guarantor or Guarantors]** for such payment (subject to Condition 3(b) or 4(b), as the case may be), provided, however, that the Trustee may only take any such action on or after the failure by the Issuer and/or [the Guarantor]*/[the relevant Guarantor or Guarantors]** to make payments as described in this Condition 14(b), but may take no further or other action to enforce, prove or claim for any such payment. No payment in respect of the ECNs, the Coupons or the Trust Deed may be made by the Issuer or [the]*/[either]** Guarantor pursuant to Condition 14(a), nor will the Trustee accept the same, otherwise than during or after a winding-up or liquidation of the Issuer or, as appropriate, [the Guarantor]*/[the relevant Guarantor or Guarantors]**, unless the Issuer or, as appropriate, [the Guarantor]*/[the relevant Guarantor]** has given prior written notice (with a copy to the Trustee) to, and received no objection from, the FSA which the Issuer or, as appropriate, [the Guarantor]*/[the relevant Guarantor]** shall confirm in writing to the Trustee.

(c)	Enforcement

Without prejudice to Condition 14(a), the Trustee may, at its discretion, and without notice institute such proceedings against the Issuer and/or [the]*/[a]** Guarantor as it may think fit to enforce any term or condition binding on the Issuer or, as appropriate, [the]*/[such]** Guarantor under the Trust Deed, the ECNs or the Coupons (other than any payment obligation of the Issuer or [the]*/[such]** Guarantor under or arising from the ECNs, the Coupons or the Trust Deed, including, without limitation, payment of any principal or premium or interest in respect of the ECNs or the Coupons, including any damages awarded for breach of any obligations) and in no event shall the Issuer or [the]*/[such]** Guarantor, by virtue of the institution of any such proceedings, be obliged to pay any sum or sums, in cash or otherwise, sooner than the same would otherwise have been payable by it pursuant to these Conditions and the Trust Deed. Nothing in this Condition 14(c) shall, however, prevent the Trustee instituting proceedings for the winding-up of the Issuer and/or [the]*/[either]** Guarantor, proving in any winding-up of the Issuer and/or [the]*/[either]** Guarantor and/or claiming in any liquidation of the Issuer and/or [the]*/[either]** Guarantor in respect of any payment obligations of the Issuer or [the]*/[the relevant]** Guarantor arising from or in respect of the ECNs, the Coupons or the Trust Deed (including any damages awarded for breach of any obligations).

(d)	Entitlement of Trustee

The Trustee shall not be bound to take any of the actions referred to in Condition 14(a), (b) or (c) above against the Issuer or [the]*/[a]** Guarantor to enforce the terms of the Trust Deed, the ECNs or the Coupons or any other action under or pursuant to the Trust Deed unless (i) it shall have been so requested by an Extraordinary Resolution of the ECN Holders or in writing by the holders of at least one-quarter in principal amount of the ECNs then outstanding and (ii) it shall have been indemnified and/or secured and/or prefunded to its satisfaction.

(e)	Right of ECN Holders

No ECN Holder or Couponholder shall be entitled to proceed directly against the Issuer or [the]*/[a]** Guarantor or to institute proceedings for the winding-up or claim in the liquidation of the Issuer or [the]*/[a]** Guarantor or to prove in such winding-up unless the Trustee, having become bound so to do, fails to do so within a reasonable period and such failure shall be continuing, in which case the ECN Holder or Couponholder shall have only such rights against the Issuer and [the]*/[the relevant]** Guarantor as those which the Trustee is entitled to exercise as set out in this Condition 14.

(f)	Extent of ECN Holder’s remedy

No remedy against the Issuer or [the]*/[a]** Guarantor, other than as referred to in this Condition 14, shall be available to the Trustee or the ECN Holders or Couponholders, whether for the recovery of amounts owing in respect of the ECNs or under the Trust Deed or in respect of any breach by the Issuer or [the]*/[a]** Guarantor of any of its other obligations under or in respect of the ECNs, Coupons or under the Trust Deed.

(g)	Deed Poll

Nothing in this Condition shall affect the rights of any ECN Holder to enforce its rights under the Deed Poll, subject to and as provided in the Deed Poll.

15.	Meetings of ECN Holders, Modification, Waiver and Substitution

(a)	Meetings of ECN Holders

The Trust Deed contains provisions for convening meetings of ECN Holders to consider any matter affecting their interests, including the sanctioning by Extraordinary Resolution of a modification of any of these Conditions or any provisions of the Trust Deed, the Deed Poll or the ACSM Calculation Agency Agreement (if any). Such a meeting may be convened by holders holding not less than 10 per cent. in aggregate principal amount of the ECNs for the time being outstanding. The quorum for any meeting convened to consider an Extraordinary Resolution shall be two or more persons holding or representing a clear majority in aggregate principal amount of the ECNs for the time being outstanding, or at any adjourned meeting two or more persons being or representing ECN Holders whatever the aggregate principal amount of the ECNs held or represented, unless the business of such meeting includes consideration of proposals, inter alia, (i) to amend the dates of maturity or redemption of the ECNs or any date for payment of interest on the ECNs, (ii) to reduce or cancel the principal amount of, or any premium payable on redemption of, the ECNs, (iii) to reduce the rate or rates of interest in respect of the ECNs or to vary the method or basis of calculating the rate or rates or amount of interest or the basis for calculating the amounts of any interest in respect of the ECNs, (iv) to vary any method of, or basis for, calculating the amounts payable on redemption of the ECNs, (v) to vary the currency or currencies of payment or denomination of the ECNs, (vi) to modify the provisions concerning the quorum required at any meeting of ECN Holders or the majority required to pass the Extraordinary Resolution, (vii) to modify or cancel the Guarantee [in respect of either Guarantor]** or (viii) to amend or modify the Deed Poll (but without prejudice to the power of LBG to modify or amend the Deed Poll as set out therein), in which case the necessary quorum shall be two or more persons holding or representing not less than 75 per cent., or at any adjourned meeting not less than 25 per cent., in aggregate principal amount of the ECNs for the time being outstanding. Any Extraordinary Resolution duly passed shall be binding on ECN Holders (whether or not they were present at the meeting at which such resolution was passed) and on all Couponholders.

The Trust Deed provides that a resolution in writing signed by or on behalf of the holders of not less than 75 per cent. in aggregate principal amount of the ECNs outstanding shall for all purposes be as valid and effective as an Extraordinary Resolution passed at a meeting of ECN Holders duly convened and held. Such a resolution in writing may be contained in one document or several documents in the same form, each signed by or on behalf of one or more ECN Holders.

No modification to these Conditions or any other provisions of the Trust Deed (whether pursuant to this Condition 15 or otherwise) shall become effective unless the Issuer shall have given at least one month’s prior written notice to, and received no objection from, the FSA (or such other period of notice as the FSA may from time to time require or accept and, in any event, provided that there is a requirement to give such notice).

(b)	Modification

The Trustee may agree, without the consent of the ECN Holders or Couponholders, to (i) any modification of any of the provisions of the Trust Deed, the Agency Agreement or the ACSM Calculation Agency Agreement (if any) that is of a formal, minor or technical nature or is made to correct a manifest error, and (ii) any other modification (except as mentioned in the Trust Deed), and any waiver or authorisation of any breach or proposed breach, of any of the provisions of the Trust Deed, the Agency Agreement or the ACSM Calculation Agency Agreement (if any) that is in the opinion of the Trustee not materially prejudicial to the interests of the ECN Holders. Any such modification, authorisation or waiver shall be binding on the ECN Holders and the Couponholders and, if the Trustee so requires, shall be notified to the ECN Holders as soon as practicable.

The Trustee will have no power to agree to any modification of the Deed Poll on behalf of the ECN Holders.

(c)	Exempt Newco Scheme

In the event of an Exempt Newco Scheme, the Issuer may, in relation to ECNs in respect of which LBG is the Guarantor or a Guarantor, but subject as provided in Condition 15(d) and the Trust Deed, without the consent of ECN Holders or the Couponholders, at its option, procure that Newco is substituted under such ECNs as Guarantor (jointly and severally with LTSB if LTSB is also a Guarantor in respect of such ECNs) in place of LBG.

(d)	Substitution

The Trust Deed contains provisions (in the case of (i) below) requiring the Trustee and (in the case of (ii) below) permitting the Trustee, subject to the Issuer giving at least one month’s notice to, and receiving no objection from, the FSA (or such shorter period of notice as the FSA may from time to time require or accept and so long as there is a requirement to give such notice), to agree, without the consent of the ECN Holders or the Couponholders, to (i) any substitution as provided in and for the purposes of Condition 15(c); or (ii) the substitution of the Issuer’s successor in business in place of the Issuer, or of any previously substituted company, as principal debtor under the Trust Deed and the ECNs, subject to (in the case of (ii) only) the Trustee being of the opinion that such substitution will not be materially prejudicial to the interests of the ECN Holders and subject to (in the case of (i) and (ii)) certain other conditions set out in the Trust Deed being complied with. In the case of such a substitution, the Trustee may agree, without the consent of the ECN Holders or the Couponholders, to a change of the law governing the ECNs, the Coupons, the Talons and/or the Trust Deed, provided that such change would not in the opinion of the Trustee be materially prejudicial to the interests of the ECN Holders.

(e)	Entitlement of the Trustee

In connection with the exercise of its functions (including but not limited to those referred to in this Condition) the Trustee shall have regard to the interests of the ECN Holders as a class and shall not have regard to the consequences of such exercise for individual ECN Holders or Couponholders and the Trustee shall not be entitled to require, nor shall any ECN Holder or Couponholder be entitled to claim, from the Issuer or [the]*/[either]** Guarantor any indemnification or payment in respect of any tax consequence of any such exercise upon individual ECN Holders or Couponholders.

16.	Indemnification of the Trustee

The Trust Deed contains provisions for the indemnification of the Trustee and for its relief from responsibility. The Trustee is entitled to enter into business transactions with the Issuer, [the]*/[either]** Guarantor and any entity related to the Issuer or [the]*/[either]** Guarantor without accounting for any profit.

The Trustee may rely without liability to ECN Holders or Couponholders on a report, confirmation or certificate or any advice of any accountants, financial advisers, financial institution or any other expert, whether or not addressed to it and whether their liability in relation thereto is limited (by its terms or by any engagement letter relating thereto entered into by the Trustee or in any other manner) by reference to a monetary cap, methodology or otherwise. The Trustee may accept and shall be entitled to rely on any such report, confirmation or certificate or advice and such report, confirmation or certificate or advice shall be binding on the Issuer, [the]*/[each]** Guarantor, the Trustee and the ECN Holders.

17.	Replacement of ECNs, Certificates, Coupons and Talons

If an ECN, Certificate, Coupon or Talon is lost, stolen, mutilated, defaced or destroyed, it may be replaced, subject to applicable laws, regulations and stock exchange or other relevant authority regulations, at the specified office of the Issuing, Paying and Conversion Agent (in the case of Bearer ECNs, Coupons or Talons) or of the Registrar (in the case of Certificates), or, in any such case, such other Paying and Conversion Agent or Transfer Agent, as the case may be, as may from time to time be designated by the Issuer for the purpose and notice of whose designation is given to ECN Holders, in each case on payment by the claimant of the fees and costs incurred in connection therewith and on such terms as to evidence, security and indemnity (which may provide, inter alia, that if the allegedly lost, stolen or destroyed ECN, Certificate, Coupon or Talon is subsequently presented for payment or, as the case may be, for exchange for further Coupons, there shall be paid to the Issuer on demand the amount payable by the Issuer in respect of such ECNs, Certificates, Coupons or further Coupons) and otherwise as the Issuer may reasonably require. Mutilated or defaced ECNs, Certificates, Coupons or Talons must be surrendered before replacements will be issued.

18.	Further Issues

The Issuer may, from time to time, without the consent of the ECN Holders or Couponholders, create and issue further securities either having the same terms and conditions as the ECNs in all respects (or in all respects except for the first payment of interest on them) and so that such further issue shall be consolidated and form a single series with the outstanding securities of any series (including the ECNs) or upon such terms as the Issuer may determine at the time of their issue. References in these Conditions to the ECNs include (unless the context requires otherwise) any other securities issued pursuant to this Condition and forming a single series with the ECNs. The Trust Deed contains provisions for convening a single meeting of the ECN Holders and the holders of securities of other series where the Trustee so decides.

19.	Notices

Notices to ECN Holders shall be valid if published in a daily newspaper of general circulation in London (which is expected to be the Financial Times). If, in the opinion of the Trustee, any such publication is not practicable, notice shall be validly given if published in another leading daily English language newspaper with general circulation in Europe. Any such notice shall be deemed to have been given on the date of such publication or, if published more than once or on different dates, on the first date on which publication is made, as provided above.

Couponholders shall be deemed for all purposes to have notice of the contents of any notice given to the holders of ECNs in accordance with this Condition 19.

20.	Contracts (Rights of Third Parties) Act 1999

No person shall have any right to enforce any term or condition of the ECNs under the Contracts (Rights of Third Parties) Act 1999.

21.	Definitions

“2004 Preference Shares” means (i) where LBG is the Guarantor, the 400 6 per cent. Non-Cumulative Redeemable Preference Shares of £0.25 nominal value each in the share capital of LBG issued in December 2004; (ii) where LTSB is the Guarantor, the 100 6 per cent. Non-Cumulative Redeemable Preference Shares of £1.00 nominal value each in the share capital of LTSB issued in December 2004; or (iii) where LBG and LTSB are Guarantors, the 400 6 per cent. Non-Cumulative Redeemable Preference Shares of £0.25 nominal value each in the share capital of LBG issued in December 2004 and the 100 6 per cent. Non-Cumulative Redeemable Preference Shares of £1.00 nominal value each in the share capital of LTSB issued in December 2004;

“Accrued Conversion Interest” means, in the case of the Conversion of the ECNs, interest accrued on the ECNs from (and including) the Interest Payment Date immediately preceding the Conversion Date (or, if none, from the Interest Commencement Date) to (but excluding) the Conversion Date;

“ACSM Calculation Agent” means the independent investment bank or financial institution, appointed on the terms of an ACSM Calculation Agency Agreement, selected by the Issuer and approved by the Trustee, for the purposes of performing the functions expressed to be performed by it under these Conditions;

“ACSM Calculation Agency Agreement” means any agreement entered into by the Issuer, the Guarantors, the Trustee and the ACSM Calculation Agent in respect of the appointment of the ACSM Calculation Agent to perform the functions expressed to be performed by the ACSM Calculation Agent under these Conditions;

“ACSM Payment Date” means the date on which any Deferred Interest Payment or Deferred Accrued Conversion Interest is due to be satisfied pursuant to Condition 8, provided that where the provisions of Condition 8(e) cause a Deferred Interest Payment or Deferred Accrued Conversion Interest to be deferred, references therein to “ACSM Payment Date” shall be to the date on which such Deferred Interest Payment or Deferred Accrued Conversion Interest would otherwise have been due to be satisfied had such Deferred Interest Payment or Deferred Accrued Conversion Interest not been deferred pursuant to Condition 8(e);

“Alternative Coupon Satisfaction Mechanism” or “ACSM” means the mechanism described in Condition 8;

“Assets” means the unconsolidated gross assets of [the]*/[the relevant]** Guarantor as shown in the latest published audited balance sheet of [the]*/[such]** Guarantor but adjusted for subsequent events in such manner as the directors of [the]*/[the relevant]** Guarantor or, if [the]*/[such]** Guarantor is in a winding-up or administration, its liquidator or administrator may determine;

“Authorised Signatory” means a director or the company secretary of the Issuer or LBG or [the]*/[the relevant]** Guarantor, as the case may be;

“Capital Breach Event” means the occurrence of a breach by [the]*/[a]** Guarantor or the LBG Group or any member of the LBG Group of the United Kingdom capital adequacy requirements, guidelines or measures applicable to [the]*/[such]** Guarantor or the LBG Group or any member of the LBG Group, as the case may be (whether or not such requirements, guidelines or measures have the force of law and whether they are applied generally or specifically to [the]*/[a]** Guarantor or the LBG Group or any member of the LBG Group, as the case may be);

a “Capital Disqualification Event” is deemed to have occurred (1) if, at any time LBG or, where LTSB is a or the Guarantor, LTSB is required under Regulatory Capital Requirements to have regulatory capital, the ECNs would no longer be eligible to qualify in whole or in part (save where such non-qualification is only as a result of any applicable limitation on the amount of such capital) for inclusion in the Upper Tier 2 Capital of LBG or, as the case may be, LTSB on a consolidated basis; or (2) if as a result of any changes to the Regulatory Capital Requirements or any change in the interpretation or application thereof by the FSA, the ECNs shall cease to be taken into account in whole or in part (save where this is only as a result of any applicable limitation on the amount that may be so taken into account) for the purposes of any “stress test” applied by the FSA in respect of the Consolidated Core Tier 1 Ratio;

“Capital Disqualification Event Redemption Price” means the price specified as such in the relevant Final Terms, which may be either the principal amount of the ECNs or the Make Whole Redemption Price;

“Conversion” means the conversion of the ECNs into Ordinary Shares pursuant to these Conditions and the Deed Poll, and “convert” and “converted” shall be construed accordingly;

“Conversion Notice” means a notice in the form for the time being currently available from the specified office of any Paying and Conversion Agent and which is required to be delivered in connection with a Conversion of the ECNs;

“Core Tier 1 Capital” means core tier one capital as defined by the FSA as in effect and applied (as supplemented by any published statement or guidance given by the FSA) as at 1 May 2009;

“Deferred Accrued Conversion Interest” means (i) any payment of any Accrued Conversion Interest which is otherwise due to be paid on the Conversion Date which, pursuant to Condition 7(a), [the]*/[a]** Guarantor has procured the Issuer to elect to defer and which has not been satisfied and (ii) any Accrued Conversion Interest which is otherwise due to be paid on the Conversion Date which, by reason of the conditions to payment set out in Condition 5(a), has not been satisfied, and in any such case shall, if it is provided in the relevant Final Terms that interest shall accrue on any such Deferred Accrued Conversion Interest, include any such interest;

“Deferred Interest Payment” means (i) any payment of interest which is otherwise due to be paid on any Interest Payment Date which, pursuant to Condition 7(a), [the]*/[a]** Guarantor has procured the Issuer to elect to defer and which has not been satisfied and (ii) any payment of interest which is otherwise due to be paid on any Interest Payment Date which, by reason of the conditions to payment set out in Condition 5(a), has not been satisfied, and in any such case shall, if it is provided in the relevant Final Terms that interest shall accrue on any such Deferred Interest Payment, include any such interest;

“ECN Holder” means the bearer of any Bearer ECN or the person in whose name a Registered ECN is registered (as the case may be) and “holder” (in relation to an ECN, Coupon or Talon) means the bearer of any Bearer ECN, Coupon or Talon or the person in whose name a Registered ECN is registered (as the case may be);

“Eligible Company” means a company incorporated in a member state of the European Union or in the United States of America whose ordinary shares are listed (i) on the Official List and are admitted to trading on the Market or (ii) on such other stock exchange as is a Recognised Stock Exchange at the time;

“Extraordinary Resolution” has the meaning given to it in the Trust Deed;

“Guarantor Senior Creditors” means, in respect of [the]*/[a]** Guarantor, (a) creditors of [the]*/[such]** Guarantor whose claims are admitted to proof in the winding-up or administration of [the]*/[such]** Guarantor and who are unsubordinated creditors of [the]*/[such]** Guarantor; and (b) creditors of [the]*/[such]** Guarantor whose claims relate to obligations which constitute, or would but for any applicable limitation on the amount of such capital constitute, Lower Tier 2 Capital of [the]*/[such]** Guarantor on a solo and/or consolidated basis and other creditors of [the]*/[such]** Guarantor whose claims are or are expressed to be subordinated to the claims of other creditors of [the]*/[such]** Guarantor (other than those whose claims relate to obligations which constitute, or would, but for any applicable limitation on the amount of such capital, constitute, Tier 1 Capital or Upper Tier 2 Capital of [the]*/[such]** Guarantor on a solo and/or consolidated basis, or whose claims rank or are expressed to rank pari passu with, or junior to, the claims of ECN Holders);

“Holding Company Shares” means ordinary shares in the capital of the New Holding Company;

“Issuer Senior Creditors” means creditors of the Issuer whose claims are admitted to proof in the winding-up or administration of the Issuer and (a) who are unsubordinated creditors of the Issuer or (b) who are creditors of the Issuer in respect of subordinated obligations, other than undated or perpetual subordinated obligations;

“Junior Securities” means any class of the Issuer’s or [the]*/[a]** Guarantor’s share capital together with any other securities or obligations of the Issuer, [the]*/[such]** Guarantor or any other member of the LBG Group ranking, or expressed to rank, junior to the ECNs or, as the case may be, the Guarantee (either issued or incurred directly by the Issuer or [the]*/[such]** Guarantor or by a subsidiary undertaking of [the]*/[such]** Guarantor and which benefit from a guarantee or support agreement ranking, or expressed to rank, junior to the ECNs or, as the case may be, the Guarantee);

“Liabilities” means the unconsolidated gross liabilities of [the]*/[the relevant]** Guarantor as shown in the latest published audited balance sheet of [the]*/[such]** Guarantor but adjusted for contingent liabilities and for subsequent events in such manner as the Directors of [the]*/[the relevant]** Guarantor or, if [the]*/[such]** Guarantor is in a winding-up or administration, its liquidator or administrator, may determine;

“Lower Tier 2 Capital” has the meaning given to it by the FSA from time to time;

“Make Whole Redemption Price” means:

(i)
in respect of an ECN denominated in pounds sterling, (a) the principal amount of such ECN or, if this is higher, (b) the price, expressed as a percentage (rounded to four decimal places, 0.00005 being rounded upwards), at which the Gross Redemption Yield on an ECN in a principal amount equal to the principal amount of such ECN on the Reference Date (assuming for this purpose that the ECNs are to be redeemed at their principal amount on the first Optional Redemption Date specified in the relevant Final Terms) is equal to the aggregate of (i) the Gross Redemption Yield (determined by reference to the middle market price) at or about 12.00 hours (London time) on the Reference Date of the Reference Bond plus (ii) the Make Whole Margin specified in the relevant Final Terms, all as determined by the Calculation Agent. For the purposes of this definition of Make Whole Redemption Price:

“Gross Redemption Yield” means, with respect to a security, the gross redemption yield on such security (as calculated by the Calculation Agent on the basis set out in the United Kingdom Debt Management Office in the paper “Formulae for Calculating Gilt Prices from Yields” page 4, Section One: Price/Yield Formulae “Conventional Gilts; Double-dated and Undated Gilts with Assumed (or Actual) Redemption on a Quasi-Coupon Date” (published on 8 June 1998 and updated on 15 January 2002 and as further updated or amended) on a semi-annual compounding basis (converted on an annualised yield and rounded up (if necessary) to four decimal places));

“Reference Bond” means the Make Whole Reference Security specified in the relevant Final Terms, or if such stock is no longer in issue such other United Kingdom government stock with a maturity date as near as possible to the first Optional Redemption Date specified in the relevant Final Terms, as the Calculation Agent may, with the advice of the Reference Market Makers, determine to be appropriate by way of substitution for the Make Whole Reference Security specified in the relevant Final Terms;

“Reference Date” means the date which is three London business days prior to the due date for redemption pursuant to Condition 10(d) or, as appropriate, Condition 10(e); and

“Reference Market Makers” means three brokers or market makers of gilts selected by the Calculation Agent and approved for this purpose by the Trustee or such other three persons operating in the gilt-edged market as are selected by the Calculation Agent in consultation with the Issuer and approved for this purpose by the Trustee;

(ii)
in respect of an ECN denominated in U.S. dollars, (a) the principal amount of such ECN or, if this is higher (b) the amount equal to the sum of the present value of the principal amount of such ECN, together with the present values of the scheduled Interest Payments from the relevant date fixed for redemption to the first Optional Redemption Date specified in the relevant Final Terms in each case, discounted to such redemption date on a semi-annual compounded basis at the adjusted U.S. Treasury Rate plus the Make Whole Margin specified in the relevant Final Terms, all as determined by the Calculation Agent. For the purposes hereof, “U.S. Treasury Rate” means either (i) the rate per annum equal to the yield, under the heading that represents the average for the week immediately preceding the third New York business day prior to the relevant redemption date, appearing in the most recently published statistical release designated “H.15(519)” or any successor publication that is published weekly by the Board of Governors of the Federal Reserve System and that establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption “Treasury Constant Maturities” for the maturity corresponding to the Comparable Treasury Issue or (if no maturity is within three months before or after the first Optional Redemption Date specified in the relevant Final Terms yields for the two published maturities most closely corresponding to the Comparable Treasury Issue shall be determined and the U.S. Treasury Rate shall be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month) or (ii) if such release (or any successor release) is not published during the week preceding the third New York business day prior to the relevant date or does not contain such yields, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue (expressed as a percentage of its principal amount) calculated on the basis of the Comparable Treasury Price for the relevant date fixed for redemption, in each case calculated on the third Business Day immediately preceding the relevant date fixed for redemption. For the purposes of this definition of Make Whole Redemption Price:

“Comparable Treasury Issue” means the United States Treasury selected by the Calculation Agent as having a maturity comparable to the remaining term of the ECNs from the relevant date fixed for redemption to the first Optional Redemption Date specified in the relevant Final Terms that would be utilised, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of a maturity most nearly equal to the first Optional Redemption Date specified in the relevant Final Terms;

“Comparable Treasury Price” means, with respect to any redemption date, the average of three, or such lesser number as is obtained by the Calculation Agent, Reference Treasury Dealer Quotations for the relevant date fixed for redemption of the ECNs;

“Reference Treasury Dealer” means each of the three nationally recognised firms selected by the Calculation Agent that are primary U.S. Government securities dealers;

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any date fixed for redemption of the ECNs, the average, as determined by the Calculation Agent, of the bid and asked prices for the Comparable Treasury Issue, expressed in each case as a percentage of its principal amount, quoted in writing to the Calculation Agent by such Reference Treasury Dealer at 5.00 p.m., New York City time on the third New York business day immediately preceding such due date for redemption;

(iii)
in respect of an ECN denominated in euro, (a) the principal amount of such ECN or, if this is higher, (b) the price, expressed as a percentage (rounded to four decimal places, 0.00005 being rounded upwards), at which the annual yield to redemption on an ECN in the principal amount equal to the principal amount of such ECN on the Reference Date (assuming for this purpose that the ECNs are to be redeemed at their principal amount on the first Optional Redemption Date specified in the relevant Final Terms) is equal to the aggregate of (i) the Reference Bond Yield (determined by reference to the middle market price) at 11.00 a.m. (Brussels time) on the Reference Date of the Reference Bond plus (ii) the Make Whole Margin specified in the relevant Final Terms, all as determined by the Calculation Agent. For the purposes of the definition of Make Whole Redemption Price:

“Primary Bond Dealer” means any credit institution or financial services institution that regularly deals in bonds and other debt securities;

“Reference Bond” means the Make Whole Reference Security specified in the relevant Final Terms or if such security is no longer is issue such other European government bond or German Bundesobligationen with a maturity date as near as possible to the first Optional Redemption Date specified in the relevant Final Terms as the Calculation Agent may, with the advice of the Reference Bond Dealers and in consultation with the Issuer, determine to be appropriate by way of substitution for the Make Whole Margin Reference Security specified in the relevant Final Terms;

“Reference Bond Dealer” means either the Calculation Agent or any other Primary Bond Dealer selected by the Calculation Agent after consultation with the Issuer and approved for this purpose by the Trustee;

“Reference Bond Dealer Quotations” means the average, as determined by the Calculation Agent, of the bid and ask prices for the Reference Bond (expressed in each case as a percentage of its principal amount) quoted in writing to the Calculation Agent by such Reference Bond Dealer at 11.00 a.m. (Brussels time) on the Reference Date;

“Reference Bond Price” means (i) the average of five Reference Bond Dealer Quotations, after excluding the highest and lowest such Reference Bond Dealer Quotations, or (ii) if the Calculation Agent obtains fewer than five such Reference Bond Dealer Quotations, the average of all such Reference Bond Dealer Quotations;

“Reference Bond Yield” means the rate per annum equal to the annual yield to maturity of the Reference Bond, assuming a price equal to the Reference Bond Price for the Reference Date; and

“Reference Date” means the date which is three TARGET Business Days prior to the due date for redemption pursuant to Condition 10(d), or, as appropriate, Condition 10(e) by the Issuer; and

(iv)	in respect of an ECN denominated in any other currency, at the Make Whole Redemption Price specified in, or determined in the manner specified in, the relevant Final Terms;

“Market” means the London Stock Exchange’s EEA Regulated Market;

“Market Disruption Event” means (i) the occurrence or existence of any suspension of or limitation imposed on trading (by reason of movements in price exceeding limits permitted by the London Stock Exchange or otherwise) or on settlement procedures for transactions in the Ordinary Shares on the London Stock Exchange if, in any such case, the ACSM Calculation Agent has confirmed to LBG that the suspension or limitation is material in the context of the issue and/or sale of the Payment LBG Shares, or (ii) in the reasonable opinion of LBG there has been a substantial deterioration in the price and/or value of the Ordinary Shares or circumstances are such so as to prevent or to a material extent restrict the issue, allotment, sale, delivery or listing of the Payment LBG Shares, as the case may be (as conclusively evidenced to the Trustee in a certificate to such effect signed by two Authorised Signatories of LBG);

“New Holding Company” means an Eligible Company that becomes the Ultimate Owner following a Permitted Restructuring;

“outstanding” has the meaning given to it in the Trust Deed;

“Permitted Restructuring” means the completion of (i) an offer made by or on behalf of an Eligible Company to all (or as nearly as may be practicable all) shareholders of LBG (or, if LBG is not the Ultimate Owner, the then Ultimate Owner) to acquire the whole (or as nearly as may be practicable the whole) of the issued ordinary share capital of LBG (or, if LBG is not the Ultimate Owner, the then Ultimate Owner) other than that which is already held by or on behalf of such Eligible Company or (ii) a reorganisation or restructuring whether by way of a scheme of arrangement or otherwise pursuant to which an Eligible Company acquires all (or as nearly as may be practicable all) of the issued ordinary share capital of LBG (or, if LBG is not the Ultimate Owner, the then Ultimate Owner) other than that which is already held by such Eligible Company or pursuant to which all (or as nearly as may be practicable all) of the issued ordinary share capital of LBG (or, if LBG is not the Ultimate Owner, the then Ultimate Owner) not held by the New Holding Company is cancelled;

“Permitted Restructuring Arrangement” means, in relation to a Permitted Restructuring, an arrangement whereby the following conditions are satisfied: (a) the execution of a trust deed supplemental to the Trust Deed and/or such other documentation as may be necessary to ensure that (i) the ACSM, the Trust Deed and any ACSM Calculation Agency Agreement operates so that Ordinary Shares may be exchanged for Holding Company Shares in such a manner that ensures that upon the sale of such Holding Company Shares the holder of each ECN then outstanding will receive, in the event of a payment to be satisfied pursuant to Condition 8, an amount not less than that which would have been receivable had such a Permitted Restructuring not taken place and (ii) the economic effect, for the ECN Holders, of a holding of the ECNs prior to the Permitted Restructuring is substantially preserved (but without having regard to the provisions regarding Conversion pursuant to the Deed Poll); and (b) the Trustee is satisfied that the credit ratings that would be assigned to the ECNs by Fitch Ratings Limited, Moody’s Investors Service, Inc. or Standard & Poor’s Rating Services, a division of the McGraw-Hill Companies, Inc. following any such Permitted Restructuring, shall not be lower than those assigned to the ECNs immediately prior to such Permitted Restructuring taking place as confirmed by such rating agency in writing;

“Qualifying Lower Tier 2 Securities” means securities issued directly or indirectly by [the]*/[a]** Guarantor that:

(a)
have terms not materially less favourable to an investor than the terms of the ECNs (as reasonably determined by LBG, and provided that a certification to such effect of two Authorised Signatories of LBG shall have been delivered to the Trustee prior to the issue of the relevant securities, which shall be conclusive and binding on the Trustee and the ECN Holders), provided that (1) they shall contain terms which comply with the then current requirements of the FSA in relation to Lower Tier 2 Capital; (2) they shall include terms which provide for the same Rate of Interest from time to time applying to the ECNs; (3) they shall rank senior to or pari passu with the ECNs; (4) they shall benefit from an unconditional and irrevocable guarantee (substantially on the same terms as provided in Condition 4) by [the]*/[each]** Guarantor unless issued directly by [the]*/[such]** Guarantor; and (5) such securities shall preserve any existing rights under these Conditions to any accrued interest which has not been satisfied;

(b)	are (i) listed on the Official List and admitted to trading on the Market or (ii) listed on such other stock exchange as is a Recognised Stock Exchange at that time as determined by LBG; and

(c)	have the same regulatory capital treatment for contingent Core Tier 1 Capital as the ECNs;

“Qualifying Upper Tier 2 Securities” means securities issued directly or indirectly by [the]*/[a]** Guarantor that:

(d)
have terms not materially less favourable to an investor than the terms of the ECNs (as reasonably determined by LBG, and provided that a certification to such effect of two Authorised Signatories of LBG shall have been delivered to the Trustee prior to the issue of the relevant securities, which shall be conclusive and binding on the Trustee and the ECN Holders), provided that (1) they shall contain terms which comply with the then current requirements of the FSA in relation to Upper Tier 2 Capital; (2) they shall include terms which provide for the same Rate of Interest from time to time applying to the ECNs; (3) they shall rank senior to, or pari passu with the ECNs; (4) they shall benefit from an unconditional and irrevocable guarantee (substantially on the same terms as provided in Condition 4) by [the]*/[each]** Guarantor unless issued directly by [the]*/[such]** Guarantor; and (5) such securities shall preserve any existing rights under these Conditions to any accrued interest which has not been satisfied;

(e)	are (i) listed on the Official List and admitted to trading on the Market or (ii) listed on such other stock exchange as is a Recognised Stock Exchange at that time as selected by LBG; and

(f)	have the same regulatory capital treatment for contingent Core Tier 1 Capital as the ECNs;

“Regulatory Capital Requirements” means any applicable requirement specified by the FSA in relation to minimum margin of solvency or minimum capital resources or capital;

“Relevant Date” means, in respect of any payment on any ECN or Coupon, the date on which such payment first becomes due or (if any amount of the money payable is improperly withheld or refused) the date on which payment in full of the amount required to be paid is made or, in the case of a Bearer ECN or otherwise where presentation is required pursuant to these Conditions, (if earlier) the date seven days after that on which notice is duly given to the ECN Holders that, upon further presentation of the ECN (or relative Certificate) or Coupon being made in accordance with these Conditions, such payment will be made, provided that payment is in fact made upon such presentation;

“subsidiary undertaking” has the meaning provided in Section 1162 of the Companies Act;

“successor in business” has the meaning given to it in the Trust Deed;

a “Tax Event” is deemed to have occurred if:

(i)
as a result of a Tax Law Change, in making any payments on the ECNs, the Issuer (or, if the Guarantee were called, [the]*/[either]** Guarantor) has paid or will or would on the next payment date be required to pay Additional Amounts and the Issuer (or the [relevant]** Guarantor, as the case may be) cannot avoid the foregoing by taking measures reasonably available to it; or

(ii)
as a result of a Tax Law Change, (x) the Issuer (or, if the Guarantee were called, the [relevant]** Guarantor, as the case may be) would not, or there is more than an insubstantial risk that the Issuer or, as the case may be, [the]*/[such]** Guarantor would not be entitled to a deduction in computing its taxation liabilities in the United Kingdom in respect of all or any part of its financing expense as recognised for accounting purposes in relation to the ECNs or the Guarantee, as the case may be or; (y) the Issuer (or the [relevant]** Guarantor, as the case may be) would not be entitled to have all or any part of any loss resulting from such deduction being taken into account in computing its taxation liabilities set against the profits of companies with which it is grouped for applicable United Kingdom tax purposes (whether under the group relief system current as at the Issue Date or any similar system or systems having like effect as may from time to time exist) and in each such case the Issuer (or the [relevant]** Guarantor, as the case may be) could not avoid the foregoing in connection with the ECNs by taking measures reasonably available to it;

“Tax Event Redemption Price” means the price specified as such in the relevant Final Terms, which may be either the principal amount of the ECNs or the Make Whole Redemption Price;

“Tax Law Change” means a change in or proposed change in, or amendment or proposed amendment to, the laws or regulations of the United Kingdom, or any political subdivision or authority therein or thereof, having the power to tax, including any treaty to which the United Kingdom is a party, or any change in any generally published application or interpretation of such laws, including a decision of any court or tribunal, or any change in the generally published application or interpretation of such laws by any relevant tax authority or any generally published pronouncement by any tax authority which change, amendment or pronouncement (x) (subject to (y)) becomes, or would become, effective on or after the Issue Date, or (y) in the case of a change or proposed change in law, if such change is enacted (or, in the case of a proposed change, is expected to be enacted) by United Kingdom Act of Parliament or by Statutory Instrument, on or after the issue of the first Tranche of the ECNs;

“Tier 1 Capital” has the meaning given to it by the FSA from time to time;

“Ultimate Owner” means, at any given time, the ultimate holding company of the LBG Group at that time; and

“Upper Tier 2 Capital” has the meaning given to it by the FSA from time to time.

References in these Conditions to any act or statute or any provision of any act or statute shall be deemed also to refer to any statutory modification or re-enactment thereof or any statutory instrument, order or regulation made thereunder or under such statutory modification or re-enactment.

Unless the context otherwise requires, references in these Conditions to (i) “principal” shall be deemed to include any premium payable in respect of the ECNs and all other amounts in the nature of principal payable pursuant to these Conditions or any amendment or supplement to it, (ii) “interest” shall be deemed to include any Deferred Interest Payment, any Accrued Conversion Interest and any Deferred Accrued Conversion Interest and in any such case shall be deemed to include any Additional Amounts that may be payable under Condition 12 or any undertaking given in addition to or in substitution for it under the Trust Deed in respect of any such amount.

22.	Governing Law and Jurisdiction

(a)	Governing Law

The Trust Deed, the Deed Poll, the Agency Agreement, the ACSM Calculation Agency Agreement (if any), the ECNs, the Coupons and the Talons and any non-contractual obligations arising out of or in connection with them are governed by, and shall be construed in accordance with, English law save that, where LBG is [the]*/[a]** Guarantor, the provisions of Condition 4 (and related provisions of the Trust Deed) relating to the status and subordination of the Guarantee as they apply to LBG are governed by, and shall be construed in accordance with, Scots law.

(b)	Jurisdiction

The courts of England are to have jurisdiction to settle any disputes that may arise out of or in connection with the Trust Deed, the Deed Poll, the Agency Agreement, the ACSM Calculation Agency Agreement (if any), any ECNs, Coupons or Talons or the Guarantee and accordingly any legal action or proceedings arising out of or in connection with the Trust Deed, the Deed Poll, the Agency Agreement, the ACSM Calculation Agency Agreement (if any) or any ECNs, Coupons or Talons or the Guarantee (“Proceedings”) may be brought in such courts. Each of the Issuer and [the]*/[each]** Guarantor has in the Trust Deed irrevocably submitted to the jurisdiction of the courts of England in respect of any such Proceedings.

This is the Schedule 5 referred to in the foregoing Trust Deed dated 1 December 2009 entered into among LBG Capital No. 1 plc, LBG Capital No. 2 plc, Lloyds Banking Group plc, Lloyds TSB Bank plc and BNY Corporate Trustee Services Limited

Schedule 5
Form of Final Terms

TERMS AND CONDITIONS OF THE DATED ECNs

The Enhanced Capital Notes (“ECNs”) are constituted by a trust deed dated 1 December 2009 (as amended or supplemented from time to time, the “Trust Deed”) between LBG Capital No. 1 plc, LBG Capital No. 2 plc (each an “Issuer” and together, the “Issuers”), Lloyds Banking Group plc (“LBG”), Lloyds TSB Bank plc (“LTSB”) and BNY Corporate Trustee Services Limited (the “Trustee”, which expression shall include all persons for the time being the trustee or trustees under the Trust Deed) as trustee for the ECN Holders. These terms and conditions (the “Conditions”) include summaries of, and are subject to, the detailed provisions of the Trust Deed, which includes the form of the Bearer ECNs, Certificates, Coupons and Talons referred to below. In connection with Conversion of the ECNs, LBG has entered into a deed poll dated 1 December 2009 (as amended or supplemented from time to time, the “Deed Poll”). A paying and conversion agency agreement dated 1 December 2009 (as amended or supplemented from time to time, the “Agency Agreement”) has been entered into in relation to the ECNs between the Issuers, LBG, LTSB, the Trustee, The Bank of New York Mellon (Luxembourg) S.A. as registrar, The Bank of New York Mellon (Luxembourg) S.A. as transfer agent, The Bank of New York Mellon as issuing, paying and conversion agent and calculation agent and the other paying and conversion agents named in it. The issuing, paying and conversion agent, the other paying and conversion agents, the registrar, the transfer agents and the calculation agent(s) for the time being (if any) are referred to below respectively as the “Issuing, Paying and Conversion Agent”, the “Paying and Conversion Agents” (which expression shall include the Issuing, Paying and Conversion Agent), the “Registrar”, the “Transfer Agents” (which expression shall include the Registrar), and the “Calculation Agent(s)”. Copies of the Trust Deed, the Deed Poll and the Agency Agreement are available for inspection during usual business hours at the principal office of the Trustee (presently at One Canada Square, London E14 5AL, United Kingdom) and at the specified offices of the Paying and Conversion Agents and the Transfer Agents.

The ECN Holders and the holders of the interest coupons (the “Couponholders” and the “Coupons” respectively) relating to Bearer ECNs and, where applicable in the case of Bearer ECNs, talons for further Coupons (the “Talons”) are entitled to the benefit of, are bound by, and are deemed to have notice of, all the provisions of the Trust Deed and are deemed to have notice of those provisions applicable to them of the Agency Agreement and the Deed Poll.

Unless otherwise defined in these Conditions or the Trust Deed and unless the context otherwise requires, terms defined and references construed in the Deed Poll shall have the same meaning and construction in these Conditions. Unless otherwise defined in these Conditions, the Trust Deed or the Deed Poll, capitalised terms have the meanings given to them in the relevant final terms relating to the ECNs (the “Final Terms”), the absence of any such meaning indicating that such term is not applicable to the ECNs.

In these Conditions, references to (i) “the Issuer” are to the entity specified as the Issuer in the relevant Final Terms; (ii) “Tranche” means ECNs which are identical in all respects (including as to Issue Date); and (iii) “Series” means a Tranche of ECNs together with any further Tranche or Tranches of ECNs which are (a) expressed to be consolidated and form a single series and (b) identical in all respects except for their respective Issue Dates, Interest Commencement Dates and/or issue prices.

1.	Form, Denomination and Title

The ECNs are issued in bearer form (“Bearer ECNs”) or in registered form (“Registered ECNs”) as specified in the relevant Final Terms. Each ECN will be issued in the Specified Denomination(s) specified in the relevant Final Terms.

This ECN is a Fixed Rate ECN, a Floating Rate ECN or a Fixed/Floating Rate ECN, depending upon the Interest Basis shown in the relevant Final Terms.

Bearer ECNs are serially numbered and are issued with Coupons (and, where appropriate, a Talon) attached.

Registered ECNs are represented by registered certificates (“Certificates”) and, save as provided in Condition 2(b), each Certificate shall represent the entire holding of Registered ECNs by the same holder.

Title to the Bearer ECNs, Coupons and Talons shall pass by delivery. Title to the Registered ECNs shall pass by registration in the register that the Issuer shall procure to be kept by the Registrar in accordance with the provisions of the Agency Agreement (the “Register”). Except as ordered by a court of competent jurisdiction or as required by law, the holder of any ECN, Coupon or Talon shall be deemed to be and may be treated as its absolute owner for all purposes whether or not it is overdue and regardless of any notice of ownership, trust or any interest in it, any writing on it (or on the Certificate representing it) or its theft or loss (or that of the related Certificate) and no person shall be liable for so treating the holder.

2.	No Exchange of ECNs and Transfers of Registered ECNs

(a)	No Exchange of ECNs

Registered ECNs may not be exchanged for Bearer ECNs. Bearer ECNs may not be exchanged for Registered ECNs. Bearer ECNs of one Specified Denomination may not be exchanged for Bearer ECNs of another Specified Denomination.

(b)	Transfers of Registered ECNs

One or more Registered ECNs may be transferred upon the surrender (at the specified office of the Registrar or any Transfer Agent) of the Certificate representing such Registered ECNs to be transferred, together with the form of transfer endorsed on such Certificate (or another form of transfer substantially in the same form and containing the same representations and certifications (if any), unless otherwise agreed by the Issuer), duly completed and executed and any other evidence as the Registrar or Transfer Agent may reasonably require. A new Certificate shall be issued to the transferee in respect of the Registered ECNs the subject of the relevant transfer and, in the case of a transfer of part only of a holding of Registered ECNs represented by one Certificate, a new Certificate in respect of the balance of the Registered ECNs not transferred shall be issued to the transferor. In the case of a transfer of Registered ECNs to a person who is already a holder of Registered ECNs, a new Certificate representing the enlarged holding may be issued but only against surrender of the Certificate representing the existing holding of such person. All transfers of Registered ECNs and entries on the Register will be made subject to the detailed regulations concerning transfers of Registered ECNs scheduled to the Agency Agreement. The regulations may be changed by the Issuer with the prior written approval of the Registrar and the Trustee. A copy of the current regulations will be made available by the Registrar to any ECN Holder upon request.

(c)	Delivery of New Certificates

Each new Certificate to be issued pursuant to Condition 2(b) shall be available for delivery within three business days of receipt of the form of transfer and surrender of the relevant Certificate. Delivery of new Certificate(s) shall be made at the specified office of the Transfer Agent or the Registrar (as the case may be) to whom delivery and surrender of such form of transfer and Certificate or, as the case may be, surrender of such Certificate, shall have been made or, at the option of the relevant holder and as specified in the relevant form of transfer or otherwise in writing, be mailed by uninsured post at the risk of the holder entitled to the new Certificate to such address as may be so specified, unless such holder requests otherwise and pays in advance to the relevant Transfer Agent the costs of such other method of delivery and/or such insurance as it may specify. In this Condition 2(c), “business day” means a day, other than a Saturday or Sunday, on which banks are open for business in the place of the specified office of the relevant Transfer Agent or the Registrar (as the case may be).

(d)	Transfers Free of Charge

Transfers of Registered ECNs and the issue of new Certificates on transfer shall be effected without charge by or on behalf of the Issuer, the Registrar or the Transfer Agents, but upon payment of any tax or other governmental charges that may be imposed in relation to it (or the giving of such indemnity as the Registrar or the relevant Transfer Agent may require).

(e)	Closed Periods

No ECN Holder may require the transfer of a Registered ECN to be registered (i) during the period of 15 days ending on the due date for redemption of the ECNs pursuant to Condition 8, (ii) during the period of 15 days prior to any Conversion Date in respect of a Conversion pursuant to Condition 7(a) or (iii) during the period of seven days ending on (and including) any Record Date.

3.	Status and Subordination of the ECNs

(a)	Status

The ECNs and Coupons constitute direct, unsecured and subordinated obligations of the Issuer and rank pari passu and without any preference among themselves. The rights and claims of the ECN Holders and Couponholders are subordinated as described in Condition 3(b).

(b)	Subordination

Without prejudice to the provisions of Condition 12, in the event of:

(i)
an order being made, or an effective resolution being passed, for the winding-up of the Issuer (except a solvent winding-up solely for the purposes of a reorganisation, reconstruction or amalgamation of the Issuer or the substitution in place of the Issuer of a successor in business of the Issuer, the terms of which reorganisation, reconstruction, amalgamation or substitution (x) have previously been approved in writing by the Trustee or by an Extraordinary Resolution and (y) do not provide that the ECNs shall thereby become redeemable or repayable in accordance with these Conditions); or

(ii)	an administrator of the Issuer being appointed and such administrator declaring, or giving notice that it intends to declare and distribute, a dividend,

the rights and claims of the ECN Holders and the Couponholders against the Issuer in respect of or arising under (including any damages awarded for breach of any obligations under) the ECNs, the Coupons and the Trust Deed relating to them will be subordinated, in the manner provided in this Condition 3(b) and in the Trust Deed, to the claims of all Issuer Senior Creditors but shall rank (A) at least pari passu with the claims of holders of all other subordinated obligations of the Issuer and (B) in priority to the claims of holders of all undated or perpetual subordinated obligations of the Issuer and to the claims of holders of all classes of share capital of the Issuer.

The provisions of this Condition 3(b) apply only to the principal, premium and interest and any other amounts payable in respect of the ECNs and Coupons and nothing in this Condition 3(b) or in Condition 12 shall affect or prejudice the payment of the costs, charges, expenses, liabilities or remuneration of the Trustee or the rights and remedies of the Trustee in respect thereof.

4.	Guarantee; Status and Subordination of the Guarantee

In these Conditions, references to “the Guarantor” are to either or both of LBG or LTSB, as is specified as the Guarantor(s) in the relevant Final Terms.

In relation to references in these Conditions to “Guarantor”, where the relevant Final Terms specifies one of LBG or LTSB as the Guarantor, the wording appearing in the first set of brackets marked with an * shall apply to the ECNs and where both of LBG and LTSB are specified as Guarantors in the relevant Final Terms, the wording appearing in the second set of brackets marked with a ** shall apply to the ECNs.

(a)	Guarantee and Status

The [Guarantor has]*/[Guarantors have, jointly and severally,]** irrevocably and unconditionally guaranteed the due and punctual payment of all principal, premium and interest and any other sums from time to time expressed to be payable by the Issuer in respect of the ECNs and the Coupons and under the Trust Deed in respect thereof. [Its]*/[Their]** obligations in that respect (the “Guarantee”) are contained in the Trust Deed. The obligations of [the]*/[each]** Guarantor under the Guarantee constitute direct and unsecured obligations of [the]*/[that]** Guarantor, subordinated as described in Condition 4(b).

(b)	Subordination

Without prejudice to the provisions of Condition 12, in the event of:

(i)
an order being made, or an effective resolution being passed, for the winding-up of [the]*/[a]** Guarantor (except, in any such case, a solvent winding-up solely for the purposes of a reorganisation, reconstruction or amalgamation of [the]*/[such]** Guarantor, the terms of which reorganisation, reconstruction or amalgamation (x) have previously been approved in writing by the Trustee or by an Extraordinary Resolution and (y) do not provide that the ECNs shall thereby become redeemable or repayable in accordance with these Conditions); or

(ii)	an administrator of [the]*/[a]** Guarantor being appointed and such administrator declaring, or giving notice that it intends to declare and distribute, a dividend,

the rights and claims of the ECN Holders and the Couponholders against [the]*/[such]** Guarantor in respect of or arising under (including any damages awarded for breach of any obligations under) the ECNs, the Coupons and the Trust Deed relating to them will be subordinated, in the manner provided in this Condition 4(b) and in the Trust Deed, to the claims of all Guarantor Senior Creditors but shall rank (a) at least pari passu with the claims of holders of all obligations of [the]*/[such]** Guarantor which constitute, or would but for any applicable limitation on the amount of such capital constitute, Lower Tier 2 Capital of [the]*/[such]** Guarantor on a solo and/or consolidated basis; and (b) in priority to (01) the claims of holders of all obligations of [the]*/[such]** Guarantor which constitute, or would but for any applicable limitation on the amount of such capital constitute, Upper Tier 2 Capital or Tier 1 Capital of [the]*/[such]** Guarantor on a solo and/or consolidated basis, (02) the claims of holders of all other undated or perpetual subordinated obligations of [the]*/[such]** Guarantor, and (03) the claims of holders of all classes of share capital of [the]*/[such]** Guarantor.

The provisions of this Condition 4(b) apply only to the principal, premium and interest and any other amounts payable in respect of the ECNs and Coupons and nothing in this Condition 4(b) or in Condition 12 shall affect or prejudice the payment of the costs, charges, expenses, liabilities or remuneration of the Trustee or the rights and remedies of the Trustee in respect thereof.

5.	Set-off

Subject to applicable law, no ECN Holder or Couponholder may exercise, claim or plead any right of set-off, compensation or retention in respect of any amount owed to it by the Issuer or [the]*/[a]** Guarantor in respect of, or arising under or in connection with, the ECNs or the Coupons and each ECN Holder and Couponholder shall, by virtue of his holding of any ECN or Coupon, be deemed to have waived all such rights of set-off, compensation or retention. Notwithstanding the preceding sentence, if any of the amounts owing to any ECN Holder or Couponholder by the Issuer or [the]*/[a]** Guarantor in respect of, or arising under or in connection with, the ECNs is discharged by set-off, such ECN Holder or Couponholder shall, subject to applicable law, immediately pay an amount equal to the amount of such discharge to the Issuer or [the]*/[the relevant]** Guarantor, as the case may be, (or, in the event of its winding-up or administration, the liquidator or, as appropriate, administrator of the Issuer or [the]*/[the relevant]** Guarantor, as the case may be) and, until such time as payment is made, shall hold an amount equal to such amount in trust for the Issuer or [the]*/[such]** Guarantor, as the case may be, (or the liquidator or, as appropriate, administrator of the Issuer or [the]*/[such]** Guarantor (as the case may be)) and accordingly any such discharge shall be deemed not to have taken place.

6.	Interest Calculations

(a)	Interest on Fixed Rate ECNs

Each Fixed Rate ECN bears interest on its principal amount from time to time from the Interest Commencement Date at the rate per annum (expressed as a percentage) equal to the Fixed Rate of Interest, such interest being payable in arrear on each Interest Payment

Date. The amount of interest payable shall be determined in accordance with Condition 6(f).

(b)	Interest on Floating Rate ECNs

(i)	Interest Payment Dates

Each Floating Rate ECN bears interest on its principal amount from time to time from the Interest Commencement Date at the rate per annum (expressed as a percentage) equal to the Floating Rate of Interest, such interest being payable in arrear on each Interest Payment Date. The amount of interest payable shall be determined in accordance with Condition 6(f).

(ii)	Business Day Convention

If any date referred to in these Conditions that is specified to be subject to adjustment in accordance with a Business Day Convention would otherwise fall on a day that is not a Business Day, then, if the Business Day Convention specified in the relevant Final Terms is (A) the Floating Rate Business Day Convention, such date shall be postponed to the next day that is a Business Day unless it would thereby fall into the next calendar month, in which event (x) such date shall be brought forward to the immediately preceding Business Day and (y) each subsequent such date shall be the last Business Day of the month in which such date would have fallen had it not been subject to adjustment, (B) the Following Business Day Convention, such date shall be postponed to the next day that is a Business Day, (C) the Modified Following Business Day Convention, such date shall be postponed to the next day that is a Business Day unless it would thereby fall into the next calendar month, in which event such date shall be brought forward to the immediately preceding Business Day or (D) the Preceding Business Day Convention, such date shall be brought forward to the immediately preceding Business Day.

(iii)	Floating Rate of Interest for Floating Rate ECNs

The Floating Rate of Interest in respect of Floating Rate ECNs for each Interest Accrual Period shall be determined as provided herein:

(x)	The Floating Rate of Interest for each Interest Accrual Period will, subject as provided below, be either:

(1)	the offered quotation; or

(2)	the arithmetic mean of the offered quotations,

(expressed as a percentage rate per annum) for the Reference Rate which appears or appear, as the case may be, on the Relevant Screen Page as at 11.00 a.m. (London time if the Reference Rate is LIBOR or Brussels time if the Reference Rate is EURIBOR) on the Interest Determination Date in question as determined by the Calculation Agent. If five or more of such offered quotations are available on the Relevant Screen Page, the highest (or, if there is more than one such highest quotation, one only of such quotations) and the lowest (or, if there is more than one such lowest quotation, one only of such quotations) shall be disregarded by the Calculation Agent for the purpose of determining the arithmetic mean of such offered quotations.

If the Reference Rate from time to time in respect of Floating Rate ECNs is specified in the relevant Final Terms as being other than LIBOR or EURIBOR, the Floating Rate of Interest in respect of such ECNs will be determined as provided in the relevant Final Terms.

(y)
If the Relevant Screen Page is not available or if sub-paragraph (x)(1) above applies and no such offered quotation appears on the Relevant Screen Page or if sub-paragraph (x)(2) above applies and fewer than three such offered quotations appear on the Relevant Screen Page, in each case as at the time specified above, subject as provided below, the Calculation Agent shall request, if the Reference Rate is LIBOR, the principal London office of each of the Reference Banks or, if the Reference Rate is EURIBOR, the principal Euro-zone office of each of the Reference Banks, to provide the Calculation Agent with its offered quotation (expressed as a percentage rate per annum) for the Reference Rate if the Reference Rate is LIBOR, at approximately 11.00 a.m. (London time) or, if the Reference Rate is EURIBOR, at approximately 11.00 a.m. (Brussels time) on the Interest Determination Date in question. If two or more of the Reference Banks provide the Calculation Agent with such offered quotations, the Floating Rate of Interest for such Interest Accrual Period shall be the arithmetic mean of such offered quotations as determined by the Calculation Agent.

(z)
If paragraph (y) above applies and the Calculation Agent determines that fewer than two Reference Banks are providing offered quotations, subject as provided below, the Floating Rate of Interest shall be the arithmetic mean of the rates per annum (expressed as a percentage) as communicated to (and at the request of) the Calculation Agent by the Reference Banks, or any two or more of them, at which such banks were offered, if the Reference Rate is LIBOR, at approximately 11.00 a.m. (London time) or, if the Reference Rate is EURIBOR, at approximately 11.00 a.m. (Brussels time) on the relevant Interest Determination Date, deposits in the Specified Currency for a period equal to that which would have been used for the Reference Rate by leading banks in, if the Reference Rate is LIBOR, the London inter-bank market or, if the Reference Rate is EURIBOR, the Euro-zone inter-bank market, as the case may be, or, if fewer than two of the Reference Banks provide the Calculation Agent with such offered rates, the offered rate for deposits in the Specified Currency for a period equal to that which would have been used for the Reference Rate, or the arithmetic mean of the offered rates for deposits in the Specified Currency for a period equal to that which would have been used for the Reference Rate, which, if the Reference Rate is LIBOR, at approximately 11.00 a.m. (London time) or, if the Reference Rate is EURIBOR, at approximately 11.00 a.m. (Brussels time) on the relevant Interest Determination Date, any one or more banks (which bank or banks is or are in the opinion of the Trustee and the Issuer suitable for such purpose) informs the Calculation Agent it is quoting to leading banks in, if the Reference Rate is LIBOR, the London inter-bank market or, if the Reference Rate is EURIBOR, the Euro-zone inter-bank market, as the case may be, provided that, if the Rate of Interest cannot be determined in accordance with the foregoing provisions of this paragraph, the Floating Rate of Interest shall be determined as at the last preceding Interest Determination Date (though substituting, where a different Margin or Maximum or Minimum Rate of Interest is to be applied to the relevant Interest Accrual Period from that which applied to the last preceding Interest Accrual Period, the Margin or Maximum or Minimum Rate of Interest relating to the relevant Interest Accrual Period in place of the Margin or Maximum or Minimum Rate of Interest relating to that last preceding Interest Accrual Period).

(c)	Interest on Fixed/Floating Rate ECNs

Each Fixed/Floating Rate ECN bears interest on its principal amount from time to time from the Interest Commencement Date and during the Fixed Interest Rate Period at the rate per annum (expressed as a percentage) equal to the Fixed Rate of Interest, such interest being paid in arrear on each Interest Payment Date falling in the Fixed Interest Rate Period, and during the Floating Interest Rate Period at the rate per annum (expressed as a percentage) equal to the Floating Rate of Interest, such interest being paid in arrear on each Interest Payment Date falling in the Floating Rate Interest Period. The amount of interest payable shall be determined in accordance with Condition 6(f).

(d)	Accrual of Interest

(i)
Where an ECN is to be redeemed pursuant to Condition 8(a), 8(c), 8(d) or 8(e), interest shall accrue up to (but excluding) the due date for redemption, and shall cease to accrue on such ECN on the due date for redemption unless, upon due presentation, payment is improperly withheld or refused, in which event interest shall continue to accrue (both before and after judgment) at the relevant Rate of Interest from time to time in the manner provided in this Condition 6 to the Relevant Date.

(ii)
In the case of a Conversion in respect of the ECNs, interest shall accrue on the principal amount of each ECN up to (but excluding) the Conversion Date and interest shall cease to accrue on each ECN with effect from the Conversion Date. In the case of a Conversion in respect of Bearer ECNs, all Coupons relating to Interest Payment Dates falling after the Conversion Date shall be void and no payment shall be made in respect of them.

(e)	Margin, Maximum/Minimum Rates of Interest and Rounding

(i)
If any Margin is specified in the relevant Final Terms (either (x) generally or (y) in relation to one or more Interest Accrual Periods), an adjustment shall be made to all Rates of Interest, in the case of (x), or the Rates of Interest for the specified Interest Accrual Periods, in the case of (y), calculated in accordance with Condition 6(b) above by adding (if a positive number) or subtracting the absolute value (if a negative number) of such Margin, subject always to the next paragraph.

(ii)	If any Maximum or Minimum Rate of Interest is specified in the relevant Final Terms, then any Rate of Interest shall be subject to such maximum or minimum, as the case may be.

(iii)	For the purposes of any calculations required pursuant to these Conditions (unless otherwise specified), (x) all percentages resulting from such calculations shall be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point (with halves being rounded up), (y) all figures shall be rounded to seven significant figures (with halves being rounded up) and (z) all currency amounts that fall due and payable shall be rounded to the nearest unit of such currency (with halves being rounded up), save in the case of yen, which shall be rounded down to the nearest yen. For these purposes “unit” means the lowest amount of such currency that is legal tender.

(f)	Calculations

The amount of interest payable per Calculation Amount in respect of any ECN for any Interest Accrual Period shall be calculated by reference to the Rate of Interest, the Calculation Amount specified in the relevant Final Terms and the Day Count Fraction for such Interest Accrual Period, unless (as specified in the relevant Final Terms) an Interest Amount (or a formula for its calculation) is applicable to such Interest Accrual Period, in which case the amount of interest payable per Calculation Amount in respect of such ECN for such Interest Accrual Period shall equal such Interest Amount (or be calculated in accordance with such formula). Where any Interest Period comprises two or more Interest Accrual Periods, the amount of interest payable per Calculation Amount in respect of such Interest Period shall be the sum of the Interest Amounts payable per Calculation Amount in respect of each of those Interest Accrual Periods. In respect of any other period for which interest is required to be calculated, the provisions above shall apply save that the Day Count Fraction shall be applied to the period for which interest is required to be calculated.

(g)	Determination and Publication of Rates of Interest, Interest Amounts and Make Whole Redemption Price

The Calculation Agent shall, as soon as practicable on each Interest Determination Date, or at such other time on such date as the Calculation Agent may be required to calculate any rate or amount, obtain any quotation or make any determination or calculation under these Conditions, calculate such rate and calculate the Interest Amounts for the relevant Interest Accrual Period, calculate the Make Whole Redemption Price, obtain such quotation or make such determination or calculation, as the case may be, and cause the Rate of Interest and the Interest Amounts for each Interest Accrual Period and the relevant Interest Payment Date and, if required to be calculated, the Make Whole Redemption Price to be notified to the Trustee, the Issuer, [the Guarantor]*/[the Guarantors]**, each of the Paying and Conversion Agents, the ECN Holders, any other Calculation Agent appointed in respect of the ECNs that is to make a further calculation upon receipt of such information and, if the ECNs are listed on a stock exchange and the rules of such exchange or other relevant authority so require, such exchange or other relevant authority as soon as possible after their determination but in no event later than (i) the commencement of the relevant Interest Period, if determined prior to such time, in the case of notification to such exchange of a Rate of Interest and Interest Amount, or (ii) in all other cases, the fourth Business Day after such determination. Where any Interest Payment Date or Interest Period Date is subject to adjustment pursuant to Condition 6(b)(ii), the Interest Amounts and the Interest Payment Date so published may subsequently be amended (or appropriate alternative arrangements made with the consent of the Trustee by way of adjustment) without notice in the event of an extension or shortening of the Interest Period. If there is a default in payment in respect of the ECNs as provided in Condition 12(a), the accrued interest and the Rate of Interest payable in respect of the

ECNs shall nevertheless continue to be calculated as previously in accordance with this Condition but no publication of the Rate of Interest or the Interest Amount so calculated need be made unless the Trustee otherwise requires. The determination of any rate or amount, the obtaining of each quotation and the making of each determination or calculation by the Calculation Agent(s) shall (in the absence of manifest error) be final and binding upon all parties.

(h)	Determination or Calculation by Trustee

If the Calculation Agent does not at any time for any reason determine or calculate the Rate of Interest for an Interest Accrual Period or any Interest Amount or the Make Whole Redemption Price, as the case may be, the Trustee shall do so (or shall, at the expense of the Issuer, appoint an agent on its behalf to do so) and such determination or calculation shall be deemed to have been made by the Calculation Agent. In doing so, the Trustee shall apply the foregoing provisions of this Condition, with any necessary consequential amendments, to the extent that, in its opinion, it can do so, and in all other respects it shall do so in such manner as it shall deem fair and reasonable in all the circumstances.

(i)	Definitions

In these Conditions, unless the context otherwise requires, the following defined terms shall have the meanings set out below:

“Business Day” means:

(i)
in the case of a currency other than euro, a day (other than a Saturday or Sunday) on which commercial banks and foreign exchange markets settle payments in the principal financial centre for such currency; and/or

(ii)	in the case of euro, a day on which the TARGET system is operating (a “TARGET Business Day”); and/or

(iii)
in the case of a currency and/or one or more Business Centres specified in the relevant Final Terms a day (other than a Saturday or a Sunday) on which commercial banks and foreign exchange markets settle payments in such currency in the Business Centre(s) or, if no currency is indicated, generally in each of the Business Centres.

“Day Count Fraction” means, in respect of the calculation of an amount of interest on any ECN for any period of time (from and including the first day of such period to but excluding the last) (whether or not constituting an Interest Period or an Interest Accrual Period, the “Calculation Period”):

(i)
if “Actual/Actual” or “Actual/Actual – ISDA” is specified in the relevant Final Terms, the actual number of days in the Calculation Period divided by 365 (or, if any portion of that Calculation Period falls in a leap year, the sum of (A) the actual number of days in that portion of the Calculation Period falling in a leap year divided by 366 and (B) the actual number of days in that portion of the Calculation Period falling in a non-leap year divided by 365);

(ii)	if “Actual/365 (Fixed)” is specified in the relevant Final Terms, the actual number of days in the Calculation Period divided by 365;

(iii)	if “Actual/360” is specified in the relevant Final Terms, the actual number of days in the Calculation Period divided by 360;

(iv)	if “Actual/Actual-ICMA” is specified in the relevant Final Terms,

(a)
if the Calculation Period is equal to or shorter than the Determination Period during which it falls, the number of days in the Calculation Period divided by the product of (x) the number of days in such Determination Period and (y) the number of Determination Periods normally ending in any year; and

(b)	if the Calculation Period is longer than one Determination Period, the sum of:

(x)
the number of days in such Calculation Period falling in the Determination Period in which it begins divided by the product of (1) the number of days in such Determination Period and (2) the number of Determination Periods normally ending in any year; and

(y)
the number of days in such Calculation Period falling in the next Determination Period divided by the product of (1) the number of days in such Determination Period and (2) the number of Determination Periods normally ending in any year, where:

“Determination Date” means the date(s) specified as such in the relevant Final Terms or, if none is so specified, the Interest Payment Date(s); and

“Determination Period” means the period from and including a Determination Date in any year to but excluding the next Determination Date; and

(v)	if “30/360”, “360/360” or “Bond Basis” is specified in the relevant Final Terms, the number of days in the Calculation Period divided by 360, calculated on a formula basis as follows:

where:

“Y1” is the year, expressed as a number, in which the first day of the Calculation Period falls;

“Y2” is the year, expressed as a number, in which the day immediately following the last day included in the Calculation Period falls;

“M1” is the calendar month, expressed as a number, in which the first day of the Calculation Period falls;

“M2” is the calendar month, expressed as a number, in which the day immediately following the last day included in the Calculation Period falls;

“D1” is the first calendar day, expressed as a number, of the Calculation Period, unless such number would be 31, in which case D1 will be 30; and

“D2” is the calendar day, expressed as a number, immediately following the last day included in the Calculation Period, unless such number would be 31 and D1 is greater than 29, in which case D2 will be 30.

“Euro-zone” means the region comprising member states of the European Union that adopt the single currency in accordance with the Treaty establishing the European Community, as amended.

“Fixed Interest Rate Period” means the period specified as such in the relevant Final Terms.

“Fixed Rate of Interest” means the rate of interest payable from time to time in respect of a Fixed Rate ECN or during the Fixed Interest Rate Period in respect of a Fixed/Floating Rate ECN and that is either specified in the relevant Final Terms or calculated in accordance with the provisions in the relevant Final Terms.

“Floating Interest Rate Period” means the period specified as such in the relevant Final Terms.

“Floating Rate of Interest” means the rate of interest payable from time to time in respect of a Floating Rate ECN or during the Floating Interest Rate Period in respect of a Fixed/Floating Rate ECN and that is either specified in the relevant Final Terms or calculated in accordance with the provisions in the relevant Final Terms.

“Interest Accrual Period” means the period beginning on (and including) the Interest Commencement Date and ending on (but excluding) the first Interest Period Date and each successive period beginning on (and including) an Interest Period Date and ending on (but excluding) the next succeeding Interest Period Date.

“Interest Amount” means:

(i)
in respect of an Interest Accrual Period, the amount of interest payable per Calculation Amount for that Interest Accrual Period and which, in the case of Fixed Rate ECNs, and unless otherwise specified in the relevant Final Terms, shall mean the Fixed Coupon Amount or Broken Amount specified in the relevant Final Terms as being payable on the Interest Payment Date ending in the Interest Period of which such Interest Accrual Period forms part; and

(ii)	in respect of any other period, the amount of interest payable per Calculation Amount for that period.

“Interest Commencement Date” means the Issue Date specified in the relevant Final Terms or such other date as may be specified in the relevant Final Terms.

“Interest Determination Date” means, with respect to a Rate of Interest and Interest Accrual Period, the date specified as such in the relevant Final Terms or, if none is so specified, (i) the first day of such Interest Accrual Period if the Specified Currency is pounds sterling or (ii) the day falling two Business Days in London for the Specified Currency prior to the first day of such Interest Accrual Period if the Specified Currency is neither pounds sterling nor euro or (iii) the day falling two TARGET Business Days prior to the first day of such Interest Accrual Period if the Specified Currency is euro.

“Interest Payment Date” means, in respect of the ECNs, the date or dates specified as such, or determined as provided, in the relevant Final Terms.

“Interest Period” means the period beginning on (and including) the Interest Commencement Date and ending on (but excluding) the first Interest Payment Date and each successive period beginning on (and including) an Interest Payment Date and ending on (but excluding) the next succeeding Interest Payment Date.

“Interest Period Date” means each Interest Payment Date unless otherwise specified in the relevant Final Terms.

“Rate of Interest” means the Fixed Rate of Interest and/or Floating Rate of Interest, as the case may be.

“Reference Banks” means, in the case of a determination of LIBOR, the principal London office of four major banks in the London inter-bank market and, in the case of a determination of EURIBOR, the principal Euro-zone office of four major banks in the Euro-zone inter-bank market, in each case selected by the Calculation Agent or as specified in the relevant Final Terms.

“Reference Rate” means the rate specified as such in the relevant Final Terms.

“Relevant Screen Page” means such page, section, caption, column or other part of a particular information service as may be specified in the relevant Final Terms.

“Specified Currency” means the Specified Currency or Currencies specified in the relevant Final Terms.

“TARGET System” means the Trans-European Automated Real-Time Gross Settlement Express Transfer (known as TARGET2) System which was launched on 19 November 2007 or any successor thereto.

(j)	Calculation Agent

The Issuer shall procure that there shall at all times be one or more Calculation Agents if provision is made for them in the relevant Final Terms and for so long as any ECN is outstanding. Where more than one Calculation Agent is appointed in respect of the ECNs, references in these Conditions to the Calculation Agent shall be construed as each Calculation Agent performing its respective duties under these Conditions. If the Calculation Agent is unable or unwilling to act as such or if the Calculation Agent fails duly to establish the Rate of Interest for an Interest Accrual Period or to calculate any Interest Amount or Make Whole Redemption Price, as the case may be, or to comply with any other requirement, the Issuer shall (with the prior written approval of the Trustee) appoint a leading bank or financial institution engaged in the inter-bank market (or, if appropriate, money, swap or over-the-counter index options market) that is most closely connected with the calculation or determination to be made by the Calculation Agent (acting through its principal London office or any other office actively involved in such market) to act as such in its place. The Calculation Agent may not resign its duties without a successor having been appointed as aforesaid.

(k)	No Deferral

Neither the Issuer nor [the]* [either]** Guarantor shall be entitled to defer or cancel any payments of interest or any other amounts payable in respect of the ECNs.

7.	Conversion

(a)	Conversion upon Conversion Trigger

(i)
If the Conversion Trigger occurs at any time, each ECN shall, subject to and as provided in this Condition 7(a) and in the Deed Poll, be converted on the Conversion Date into new and/or existing (as determined by LBG) Ordinary Shares credited as fully paid in the manner and in the circumstances described below and in the Deed Poll.

The ECNs are not convertible at the option of ECN Holders at any time.

The “Conversion Trigger” shall occur if at any time, as disclosed in the latest published annual or semi-annual consolidated financial statements of LBG or as otherwise publicly disclosed by LBG at any time, LBG’s Consolidated Core Tier 1 Ratio is less than 5 per cent. As used in these Conditions, “Consolidated Core Tier 1 Ratio” means the ratio of the Core Tier 1 Capital of LBG to the risk weighted assets of LBG, in each case, calculated on a consolidated basis.

As soon as reasonably practicable following the occurrence of the Conversion Trigger, the Issuer shall give notice thereof to holders of the ECNs (the “Conversion Trigger Notice”) in accordance with Condition 17. The Conversion Trigger Notice shall specify the Consolidated Core Tier 1 Ratio, the prevailing Conversion Price and the Conversion Date, which shall be not earlier than 20 London business days nor later than 30 London business days following the giving of the Conversion Trigger Notice.

(ii)	If the Conversion Trigger occurs, the ECNs will be converted in whole and not in part as provided below and in the Deed Poll.

(iii)
Prior to giving the Conversion Trigger Notice, the Issuer shall deliver to the Trustee a certificate signed by two Authorised Signatories of LBG stating that the Conversion Trigger has occurred and the Trustee shall accept such certificate without any further enquiry as sufficient evidence of such matters, and such certificate will be conclusive and binding on the Trustee and the ECN Holders.

(iv)
If a Relevant Event shall occur that is a Qualifying Relevant Event, then, where the Conversion Date falls on or after the New Conversion Condition Effective Date, each ECN shall, upon the occurrence of the Conversion Trigger, subject to and as provided in this Condition 7(a) and the Deed Poll, be converted into Relevant Shares of the Approved Entity.

(v)
If a Relevant Event shall occur that is a Non-Qualifying Relevant Event and where the Acquiror is an Approved Entity, then, with effect from the date falling eight days following the occurrence of such Relevant Event and unless the Conversion Trigger shall have occurred prior to such date, outstanding ECNs shall not be subject to Conversion at any time notwithstanding that a Conversion Trigger may occur subsequently.

(vi)
If a Relevant Event shall occur that is a Non-Qualifying Relevant Event and where the Acquiror is not an Approved Entity, then, with effect from the occurrence of such Relevant Event and unless the Conversion Trigger shall have occurred prior to such date, outstanding ECNs shall not be subject to Conversion at any time notwithstanding that a Conversion Trigger may occur subsequently.

(b)	Payment of Conversion Settlement Sum

(i)
Upon Conversion, the Issuer shall redeem the ECNs at a price (the “Conversion Settlement Sum”) equal to their principal amount. ECN Holders shall be deemed irrevocably to have directed and authorised the Issuer to pay the Conversion Settlement Sum to LBG as consideration for LBG’s agreement to issue Ordinary Shares pursuant to the Deed Poll and the obligations of the Issuer and [the]*/[each]** Guarantor to pay principal on the relevant ECNs to holders of the ECNs shall be discharged by the Issuer’s obligation to pay the Conversion Settlement Sum to LBG.

(ii)
In order to obtain delivery of Ordinary Shares on a Conversion, ECN Holders will be required to comply with the provisions of the Deed Poll which require, amongst other things, the delivery of a Conversion Notice and the relevant ECNs or the Certificate representing the same (in the case of Registered ECNs) on or before the Notice Cut-off Date. If ECN Holders fail to make such delivery on or before the Notice Cut-off Date or otherwise the relevant Conversion Notice shall have been determined to be null and void pursuant to the Deed Poll, the Deed Poll contains provisions relating to the sale of the relevant Ordinary Shares and the payment of the net proceeds of such sale (the “Ordinary Share Sale Proceeds”) to such ECN Holders.

(iii)
LBG has agreed in the Deed Poll that, in consideration of the Issuer’s agreement to pay the Conversion Settlement Sum, it will issue or deliver Ordinary Shares as provided therein and, in the circumstances provided therein, pay the Ordinary Share Sale Proceeds to the relevant ECN Holders. ECN Holders shall have recourse only to LBG under the Deed Poll for the issue or delivery of such Ordinary Shares pursuant to the Deed Poll or, as the case may be, the payment of any Ordinary Share Sale Proceeds and in particular will have no recourse in respect thereof to the Issuer or (but without prejudice to the foregoing) [the]*/[either]** Guarantor.

(iv)
The Trustee shall have no responsibility in respect of LBG’s obligations under the Deed Poll upon Conversion, shall have no powers of enforcement under or in respect of the Deed Poll and shall incur no liability in respect of any failure by LBG to comply with its obligations under the Deed Poll. The ECN Holders alone shall have power to enforce the terms of the Deed Poll against LBG.

(c)	Accrued Conversion Interest

(i)	Upon Conversion, the Issuer shall pay to the ECN Holders the Accrued Conversion Interest (if any) in respect of the ECNs on the Conversion Date.

(ii)
Payment of any Accrued Conversion Interest will be made by transfer to an account with a bank in the principal financial centre of the Specified Currency or, in the case of a payment in euro, to an account with a bank in a city in which banks have access to the TARGET System, as specified in the relevant Conversion Notice or, as the case may be, as provided below.

(iii)
If, in the case of a Conversion, a Conversion Notice and the relevant ECNs or the Certificate representing the same (in the case of Registered ECNs) are not delivered to a Paying and Conversion Agent on or before the Notice Cut-off Date or otherwise the relevant Conversion Notice shall have been determined to be or treated as null and void pursuant to the Deed Poll, any Accrued Conversion Interest in respect of the relevant ECNs which is to be paid on the Conversion Date shall be paid on the Conversion Date to the Issuing, Paying and Conversion Agent for distribution to the relevant ECN Holders in accordance with Condition 9 or in such other manner and at such time as the Trustee shall determine and notify to the ECN Holders pursuant to Condition 17.

8.	Redemption and Purchase

(a)	Final Redemption

Unless previously converted, redeemed or purchased and cancelled as provided in these Conditions, each ECN shall be redeemed on the Maturity Date at the Final Redemption Amount specified in, or determined in the manner specified in, the relevant Final Terms.

(b)	Conditions to Redemption and Purchase

Any redemption or purchase of the ECNs in accordance with Condition 8(c), (d), (e) or (g) is subject to (i) LBG giving at least one month’s prior written notice to, and receiving no objection from or, in the case of any redemption of the ECNs prior to the fifth anniversary of the Issue Date, receiving the consent of, the FSA (or such other period of notice as the FSA may from time to time require or accept and, in any event, provided that any such notice is required to be given) and (ii) LBG (both at the time of, and immediately following, the redemption or purchase) being in compliance with the Regulatory Capital Requirements applicable to it from time to time (and a certificate from any two Authorised Signatories of LBG confirming such compliance shall be conclusive evidence of such compliance).

Prior to the publication of any notice of redemption pursuant to Condition 8 (d) or (e), the Issuer shall deliver to the Trustee a certificate signed by two Authorised Signatories of the Issuer stating that the relevant requirement or circumstance giving rise to the right to redeem is satisfied and the reasons therefor and the Trustee shall accept such certificate without any further inquiry as sufficient evidence of the satisfaction of the relevant conditions precedent, and such certificate shall be conclusive and binding on the Trustee and the ECN Holders.

(c)	Issuer Call Option

Subject to Condition 8(b), the Issuer may, by giving not less than 10 nor more than 21 days’ notice to the ECN Holders in accordance with Condition 17, the Trustee, the Issuing, Paying and Conversion Agent and the Registrar (which notice shall, subject as provided in Condition 8(f), be irrevocable) elect to redeem all, but not some only, of the ECNs on any of the Optional Redemption Dates (if any) specified in the relevant Final Terms, at their Optional Redemption Amount(s) specified in, or determined in the manner specified in, the relevant Final Terms, together with any accrued but unpaid interest to (but excluding) the relevant Optional Redemption Date. Upon the expiry of such notice, the Issuer shall redeem the ECNs as aforesaid.

(d)	Redemption Due to Taxation

If, immediately prior to the giving of the notice referred to below, a Tax Event has occurred and is continuing, then the Issuer may, subject to Condition 8(b) and having given not less than 10 nor more than 21 days’ notice to the Trustee, the Issuing, Paying and Conversion Agent, the Registrar and, in accordance with Condition 17, the ECN Holders (which notice shall, subject as provided in Condition 8(f), be irrevocable), redeem in accordance with these Conditions at any time (in the case of a Fixed Rate ECN or in the Fixed Interest Rate Period in the case of a Fixed/Floating Rate ECN) or on any Interest Payment Date (in the case of a Floating Rate ECN or in the Floating Interest Rate Period in the case of a Fixed/Floating Rate ECN) all, but not some only, of the ECNs at their Tax Event Redemption Price, together with any accrued but unpaid interest to (but excluding) the relevant redemption date. Upon the expiry of such notice, the Issuer shall redeem the ECNs as aforesaid.

(e)	Redemption for Regulatory Purposes

If, immediately prior to the giving of the notice referred to below, a Capital Disqualification Event has occurred and is continuing, then the Issuer may, subject to Condition 8(b) and having given not less than 10 nor more than 21 days’ notice to the ECN Holders in accordance with Condition 17, the Trustee, the Issuing, Paying and Conversion Agent and the Registrar (which notice shall, subject as provided in Condition 8(f), be irrevocable), redeem in accordance with these Conditions at any time (in the case of a Fixed Rate ECN or in the Fixed Interest Rate Period in the case of a Fixed/Floating Rate ECN) or on any Interest Payment Date (in the case of a Floating Rate ECN or in the Floating Interest Rate Period in the case of a Fixed/Floating Rate ECN) all, but not some only, of the ECNs at their Capital Disqualification Event Redemption Price, together with any accrued but unpaid interest to but excluding the relevant redemption date. Upon the expiry of such notice, the Issuer shall redeem the ECNs as aforesaid.

(f)	Conversion Trigger

The Issuer may not give a notice of redemption of the ECNs pursuant to this Condition 8 if a Conversion Trigger Notice shall have been given. If a Conversion Trigger Notice shall be given after a notice of redemption shall have been given by the Issuer but before the relevant redemption date, such notice of redemption shall automatically be revoked and be null and void and the relevant redemption shall not be made.

(g)	Purchases

The Issuer or LBG (or any Subsidiary of LBG) may, subject to Condition 8(b), at any time purchase or procure others to purchase beneficially for its account ECNs in any manner and at any price. In any such case, purchases of Bearer ECNs will be made together with all unmatured Coupons and unexchanged Talons (if appropriate) appertaining thereto.

(h)	Cancellation

All ECNs redeemed by the Issuer pursuant to this Condition 8 together, in the case of Bearer ECNs, with all unmatured Coupons and unexchanged Talons relating thereto (if appropriate) will forthwith be cancelled. All ECNs purchased by or on behalf of the Issuer or LBG or any Subsidiary of LBG may be held, reissued, resold or, at the option of LBG or the Issuer or any such Subsidiary, surrendered for cancellation (together, where applicable, with all unmatured Coupons and all unexchanged Talons) to the Issuing, Paying and Conversion Agent. ECNs so surrendered shall be cancelled forthwith (together, where applicable, with all unmatured Coupons and unexchanged Talons attached). Any ECNs so surrendered for cancellation may not be reissued or resold and the obligations of the Issuer and [the]*/[each]** Guarantor in respect of any such ECNs shall be discharged.

(i)	Trustee Not Obliged to Monitor

The Trustee shall not be under any duty to monitor whether any event or circumstance has happened or exists within this Condition 8 and will not be responsible to ECN Holders for any loss arising from any failure by it to do so. Unless and until the Trustee has actual knowledge of the occurrence of any event or circumstance within this Condition 8, it shall be entitled to assume that no such event or circumstance exists.

9.	Payments and Talons

(a)	Bearer ECNs

(i)
Payment of principal and premium (if any) in respect of Bearer ECNs to be made to holders of Bearer ECNs, payment of accrued interest payable on a redemption of Bearer ECNs (other than on an Interest Payment Date) and payment of any Accrued Conversion Interest that is to be paid in accordance with this Condition 9 shall, in each case, be made against presentation and surrender of the relevant Bearer ECNs at the specified office of any Paying and Conversion Agent outside the United States.

(ii)
Payment of interest to be made to holders of Bearer ECNs on an Interest Payment Date will be made against presentation and surrender of the relevant Coupons at the specified office of any Paying and Conversion Agent outside the United States.

(iii)
All such payments referred to in (i) and (ii) shall be made by cheque payable in the relevant currency drawn on or, at the option of the holder, by transfer to an account denominated in such currency with, a Bank. “Bank” means a bank in the principal financial centre for such currency or, in the case of euro, in a city in which banks have access to the TARGET System.

(iv)	Payments of all amounts other than as referred to in (i) and (ii) will be made as provided in these Conditions.

(b)	Registered ECNs

(i)
Payments of principal and premium (if any) to be made to holders in respect of Registered ECNs, payments of accrued interest payable on a redemption of Registered ECNs (other than on an Interest Payment Date) and payment of any Accrued Conversion Interest that is to be paid in accordance with this Condition 9 shall, in each case, be made against presentation and surrender of the relevant Certificates at the specified office of any of the Transfer Agents or of the Registrar and in the manner provided in (ii) below.

(ii)
Payments of interest to be made to holders in respect of Registered ECNs due on an Interest Payment Date shall be paid to the person shown on the Register at the close of business on the fifteenth day before the due date for payment thereof (the “Record Date”).

(iii)	All such payments shall be made in the relevant currency by cheque drawn on a Bank and mailed to the holder (or to the first named of joint holders) of such ECN at its address appearing in the Register. Upon application by the holder to the specified office of the Registrar or any Transfer Agent before the Record Date, such payment of interest may be made by transfer to an account in the relevant currency maintained by the payee with a Bank.

(iv)	Payments of all other amounts other than as referred to in (i) and (ii) will be made as provided in these Conditions.

(c)	Payments in the United States

Notwithstanding the foregoing, if any Bearer ECNs are denominated in U.S. dollars, payments in respect thereof may be made at the specified office of any Paying and Conversion Agent in New York City in the same manner as aforesaid if (i) the Issuer shall have appointed Paying and Conversion Agents with specified offices outside the United States with the reasonable expectation that such Paying and Conversion Agents would be able to make payment of the amounts on the ECNs in the manner provided above when due, (ii) payment in full of such amounts at all such offices is illegal or effectively precluded by exchange controls or other similar restrictions on payment or receipt of such amounts and (iii) such payment is then permitted by United States law, without involving, in the opinion of the Issuer, any adverse tax consequence to the Issuer.

(d)	Payments subject to Fiscal Laws

All payments are subject in all cases to any applicable fiscal or other laws, regulations and directives in the place of payment, but without prejudice to the provisions of Condition 10. No commission or expenses shall be charged to the ECN Holders or Couponholders in respect of such payments.

(e)	Appointment of Agents

The initial Issuing, Paying and Conversion Agent, the other Paying and Conversion Agents, Registrar, Transfer Agents and Calculation Agent and their respective specified offices are listed below. The Issuing, Paying and Conversion Agent, the Paying and Conversion Agents, the Registrar, the Transfer Agents and the Calculation Agent act solely as agents of the Issuer and [the]*/[each]** Guarantor and do not assume any obligation or relationship of agency or trust for or with any ECN Holder or Couponholder. The Issuer reserves the right at any time with the approval of the Trustee to vary or terminate the appointment of the Issuing, Paying and Conversion Agent, any other Paying and Conversion Agent, the Registrar, any Transfer Agent or the Calculation Agent(s) and to appoint additional or other Paying and Conversion Agents, Calculation Agents or Transfer Agents, provided that there shall at all times be (i) an Issuing Paying and Conversion Agent, (ii) a Registrar in relation to Registered ECNs, (iii) a Transfer Agent in relation to Registered ECNs, (iv) one or more Calculation Agent(s) where these Conditions so require, (v) such other agents as may be required by any other stock exchange on which the ECNs may be listed, in each case as approved by the Trustee and (vi) a Paying and Conversion Agent with a specified office in a European Union member state that will not be obliged to withhold or deduct tax pursuant to any law implementing European Council Directive 2003/48/EC or any other Directive implementing the conclusions of the ECOFIN Council meeting of 26-27 November 2000.

In addition, the Issuer shall:

(i)	forthwith appoint a Paying and Conversion Agent in New York City in respect of any Bearer ECNs denominated in U.S. dollars in the circumstances described in paragraph (c) above; and

(ii)
in the event that it or [the]*/[either]** Guarantor would be obliged to pay additional amounts on or in respect of any ECN or Coupon pursuant to Condition 10 by virtue of such ECN or Coupon being presented for payment in the United Kingdom, it will appoint and at all times thereafter maintain a Paying and Conversion Agent in a jurisdiction within Europe (other than the United Kingdom) and which otherwise complies with the foregoing provisions of this Condition 9(e).

Notice of any such change or any change of any specified office shall promptly be given to the Trustee and to the ECN Holders in accordance with Condition 17.

(f)	Unmatured Coupons and unexchanged Talons

(i)	Upon Conversion of Bearer ECNs, all Coupons in respect thereof relating to Interest Payment Dates falling after the Conversion Date shall become void and no payment shall be made in respect of them.

(ii)	Upon the due date for redemption of any Bearer ECN, all unmatured Coupons relating to such ECN (whether or not attached) shall become void and no payment shall be made in respect of them.

(iii)	Upon the due date for redemption of any Bearer ECN, any unexchanged Talon relating to such ECN (whether or not attached) shall become void and no Coupons shall be delivered in respect of such Talon.

(iv)
Where any Bearer ECNs are presented for redemption without all such unmatured Coupons, and where any Bearer ECN is presented for redemption without any unexchanged Talon relating to it, redemption shall be made only against the provision of such indemnity as the Issuer may require.

(g)	Talons

On or after the Interest Payment Date for the final Coupon forming part of a Coupon sheet issued in respect of any Bearer ECN, the Talon forming part of such Coupon sheet may be surrendered at the specified office of the Issuing, Paying and Conversion Agent in exchange for a further Coupon sheet (and if necessary another Talon for a further Coupon sheet) (but excluding any Coupons that may have become void pursuant to Condition 11).

(h)	Non-Business Days

If any date for payment in respect of any ECN or Coupon is not a business day, the holder shall not be entitled to payment until the next following business day nor to any interest or other sum in respect of such postponed payment. In this paragraph, “business day” means a day (other than a Saturday or a Sunday) on which banks and foreign exchange markets are open for business in the relevant place of presentation (where presentation and surrender is required pursuant to these Conditions), in such jurisdictions (if any) as shall be specified as “Financial Centres” in the relevant Final Terms and:

(i)
(in the case of a payment in a currency other than euro) where payment is to be made by transfer to an account maintained with a Bank (as defined in Condition 9(a)(iii)) in the relevant currency on which foreign exchange transactions may be carried on in the relevant currency in the principal financial centre of the country of such currency; or

(ii)	(in the case of a payment in euro) which is a TARGET Business Day.

10.	Taxation

All payments of principal, premium (if any) and/or interest to ECN Holders and Couponholders by or on behalf of the Issuer in respect of the ECNs and the Coupons or by or on behalf of [the]*/[either]** Guarantor under the Guarantee shall be made without withholding or deduction for or on account of any present or future tax, duty, assessment or governmental charge of whatsoever nature imposed, levied, collected, withheld or assessed by or on behalf of the United Kingdom or any authority thereof or therein having power to tax, unless such withholding or deduction is required by law. In that event, the Issuer or, as the case may be, [the]*/[the relevant]** Guarantor shall pay such additional amounts (“Additional Amounts”) as will result (after such withholding or deduction) in receipt by the ECN Holders and the Couponholders of the sums which would have been receivable (in the absence of such withholding or deduction) from it in respect of their ECNs and/or Coupons, as the case may be; except that no such Additional Amounts shall be payable with respect to any ECN or Coupon:

(a)
(where presentation and surrender is required pursuant to these Conditions) presented for payment by or on behalf of any holder who is liable to such tax, duty, assessment or governmental charge in respect of such ECN or Coupon by reason of such holder having some connection with the United Kingdom other than the mere holding of such ECN or Coupon; or

(b)
to, or to a third party on behalf of, a holder if such withholding or deduction may be avoided by complying with any statutory requirement or by making a declaration of non-residence or other similar claim for exemption to any authority of or in the United Kingdom, unless such holder proves that he is not entitled so to comply or to make such declaration or claim; or

(c)
to, or to a third party on behalf of, a holder that is a partnership, or a holder that is not the sole beneficial owner of the ECN or Coupon, or which holds the ECN or Coupon in a fiduciary capacity, to the extent that any of the members of the partnership, the beneficial owner or the settlor or beneficiary with respect to the fiduciary would not have been entitled to the payment of an additional amount had each of the members of the partnership, the beneficial owner, settlor or beneficiary (as the case may be) received directly his beneficial or distributive share of the payment; or

(d)
(where presentation and surrender is required pursuant to these Conditions) presented for payment more than 30 days after the Relevant Date except to the extent that the holder thereof would have been entitled to such additional amounts on presenting the same for payment at the expiry of such period of 30 days; or

(e)
where such withholding or deduction is imposed on a payment to an individual and is required to be made pursuant to European Council Directive 2003/48/EC on the taxation of savings income or any law implementing or complying with, or introduced in order to conform to, such Directive; or

(f)
(where presentation and surrender is required pursuant to these Conditions) in respect of any ECN or Coupon presented for payment by or on behalf of a holder who would have been able to avoid such withholding or deduction by presenting the relevant ECN or Coupon to another Paying and Conversion Agent in a member state of the European Union.

11.	Prescription

Claims against the Issuer and/or [the]*/[either]** Guarantor for payment in respect of the ECNs and Coupons (which, for this purpose, shall not include Talons) shall be prescribed and become void unless made within 10 years (in the case of principal) or five years (in the case of interest) from the appropriate Relevant Date in respect of them.

12.	Events of Default

(a)	Events of Default

If any of the following events occurs, the Trustee at its discretion may, and if so requested by holders of at least one-quarter in principal amount of the ECNs then outstanding or if so directed by an Extraordinary Resolution shall (but in each case subject to Condition 12(d) below), give notice to the Issuer that the ECNs are, and they shall immediately become, due and payable at their principal amount together with any accrued and unpaid interest:

(i)	default is made for a period of seven days or more in the payment of any principal or premium (if any) or 14 days or more in the payment of any interest due in respect of the ECNs or any of them; or

(ii)
an order is made or a resolution is passed for the winding-up of the Issuer or [the]*/[either]** Guarantor (other than a winding-up which has been approved previously in writing by the Trustee or by an Extraordinary Resolution of the ECN Holders).

(b)	Proceedings for Winding-up

If the ECNs become due and payable (whether pursuant to Condition 12(a) or Condition 8) and are not paid when so due and payable or any other payment obligation of the Issuer or [the Guarantor]*/[the Guarantors]** under or arising in respect of the ECNs, the Coupons or the Trust Deed is not duly met, satisfied or performed (including pursuant to Condition 7(c)), the Trustee at its discretion may, and if so requested by holders of at least one-quarter in principal amount of the ECNs then outstanding or if so directed by an Extraordinary Resolution shall (but in each case subject to Condition 12(d) below), institute proceedings for the winding-up of the Issuer and/or [the Guarantor]*/[the relevant Guarantor or Guarantors]** and/or prove in the winding-up of the Issuer and/or [the Guarantor]*/[the relevant Guarantor or Guarantors]** and/or claim in the liquidation of the Issuer and/or [the Guarantor]*/[the relevant Guarantor or Guarantors]** for such payment, provided, however, that the Trustee may only take any such action on or after the failure by the Issuer and/or [the Guarantor]*/[the relevant Guarantor or Guarantors]** to make payments as described in this Condition 12(b), but may take no further or other action to enforce, prove or claim for any such payment. No payment in respect of the ECNs, the Coupons or the Trust Deed may be made by the Issuer or [the]*/[either]** Guarantor pursuant to Condition 12(a), nor will the Trustee accept the same, otherwise than during or after a winding-up or liquidation of the Issuer or, as appropriate, [the Guarantor]*/[the relevant Guarantor or Guarantors]**, unless the Issuer or, as appropriate, [the Guarantor]*/[the relevant Guarantor]** has given prior written notice (with a copy to the Trustee) to, and received no objection from, the FSA which the Issuer or, as appropriate, [the Guarantor]*/[the relevant Guarantor]** shall confirm in writing to the Trustee.

(c)	Enforcement

Without prejudice to Condition 12(a), the Trustee may, at its discretion, and without notice institute such proceedings against the Issuer and/or [the]*/[a]** Guarantor as it may think fit to enforce any term or condition binding on the Issuer or, as appropriate, [the]*/[such]** Guarantor under the Trust Deed, the ECNs or the Coupons (other than any payment obligation of the Issuer or [the]*/[such]** Guarantor under or arising from the ECNs, the Coupons or the Trust Deed, including, without limitation, payment of any principal or premium or interest in respect of the ECNs or the Coupons, including any damages awarded for breach of any obligations) and in no event shall the Issuer or [the]*/[such]** Guarantor, by virtue of the institution of any such proceedings, be obliged to pay any sum or sums, in cash or otherwise, sooner than the same would otherwise have been payable by it pursuant to these Conditions and the Trust Deed. Nothing in this Condition 12(c) shall, however, prevent the Trustee instituting proceedings for the winding-up of the Issuer and/or [the]*/[either]** Guarantor, proving in any winding-up of the Issuer and/or [the]*/[either]** Guarantor and/or claiming in any liquidation of the Issuer and/or [the]*/[either]** Guarantor in respect of any payment obligations of the Issuer or [the]*/[the relevant]** Guarantor arising from or in respect of the ECNs, the Coupons or the Trust Deed (including any damages awarded for breach of any obligations).

(d)	Entitlement of Trustee

The Trustee shall not be bound to take any of the actions referred to in Condition 12(a), (b) or (c) above against the Issuer or [the]*/[a]** Guarantor to enforce the terms of the Trust Deed, the ECNs or the Coupons or any other action under or pursuant to the Trust Deed unless (i) it shall have been so requested by an Extraordinary Resolution of the ECN Holders or in writing by the holders of at least one-quarter in principal amount of the ECNs then outstanding and (ii) it shall have been indemnified and/or secured and/or prefunded to its satisfaction.

(e)	Right of ECN Holders

No ECN Holder or Couponholder shall be entitled to proceed directly against the Issuer or [the]*/[a]** Guarantor or to institute proceedings for the winding-up or claim in the liquidation of the Issuer or [the]*/[a]** Guarantor or to prove in such winding-up unless the Trustee, having become bound so to do, fails to do so within a reasonable period and such failure shall be continuing, in which case the ECN Holder or Couponholder shall have only such rights against the Issuer and [the]*/[the relevant]** Guarantor as those which the Trustee is entitled to exercise as set out in this Condition 12.

(f)	Extent of ECN Holder’s remedy

No remedy against the Issuer or [the]*/[a]** Guarantor, other than as referred to in this Condition 12, shall be available to the Trustee or the ECN Holders or Couponholders, whether for the recovery of amounts owing in respect of the ECNs or under the Trust Deed or in respect of any breach by the Issuer or [the]*/[a]** Guarantor of any of its other obligations under or in respect of the ECNs, Coupons or under the Trust Deed.

(g)	Deed Poll

Nothing in this Condition shall affect the rights of any ECN Holder to enforce its rights under the Deed Poll, subject to and as provided in the Deed Poll.

13.	Meetings of ECN Holders, Modification, Waiver and Substitution

(a)	Meetings of ECN Holders

The Trust Deed contains provisions for convening meetings of ECN Holders to consider any matter affecting their interests, including the sanctioning by Extraordinary Resolution of a modification of any of these Conditions or any provisions of the Trust Deed or the Deed Poll. Such a meeting may be convened by holders holding not less than 10 per cent. in aggregate principal amount of the ECNs for the time being outstanding. The quorum for any meeting convened to consider an Extraordinary Resolution shall be two or more persons holding or representing a clear majority in aggregate principal amount of the ECNs for the time being outstanding, or at any adjourned meeting two or more persons being or representing ECN Holders whatever the aggregate principal amount of the ECNs held or represented, unless the business of such meeting includes consideration of proposals, inter alia, (i) to amend the dates of maturity or redemption of the ECNs or any date for payment of interest on the ECNs, (ii) to reduce or cancel the principal amount of, or any premium payable on redemption of, the ECNs, (iii) to reduce the rate or rates of interest in respect of the ECNs or to vary the method or basis of calculating the rate or rates or amount of interest or the basis for calculating the amounts of any interest in respect of the ECNs, (iv) to vary any method of, or basis for, calculating the amounts payable on redemption of the ECNs, (v) to vary the currency or currencies of payment or denomination of the ECNs, (vi) to modify the provisions concerning the quorum required at any meeting of ECN Holders or the majority required to pass the Extraordinary Resolution, (vii) to modify or cancel the Guarantee [in respect of either Guarantor]**, or (viii) to amend or modify the Deed Poll (but without prejudice to the power of LBG to modify or amend the Deed Poll as set out therein), in which case the necessary quorum shall be two or more persons holding or representing not less than 75 per cent., or at any adjourned meeting not less than 25 per cent., in aggregate principal amount of the ECNs for the time being outstanding. Any Extraordinary Resolution duly passed shall be binding on ECN Holders (whether or not they were present at the meeting at which such resolution was passed) and on all Couponholders.

The Trust Deed provides that a resolution in writing signed by or on behalf of the holders of not less than 75 per cent. in aggregate principal amount of the ECNs outstanding shall for all purposes be as valid and effective as an Extraordinary Resolution passed at a meeting of ECN Holders duly convened and held. Such a resolution in writing may be contained in one document or several documents in the same form, each signed by or on behalf of one or more ECN Holders.

No modification to these Conditions or any other provisions of the Trust Deed (whether pursuant to this Condition 13 or otherwise) shall become effective unless the Issuer shall have given at least one month’s prior written notice to, and received no objection from, the FSA (or such other period of notice as the FSA may from time to time require or accept and, in any event, provided that there is a requirement to give such notice).

(b)	Modification

The Trustee may agree, without the consent of the ECN Holders or Couponholders, to (i) any modification of any of the provisions of the Trust Deed or the Agency Agreement that is of a formal, minor or technical nature or is made to correct a manifest error, and (ii) any other modification (except as mentioned in the Trust Deed), and any waiver or authorisation of any breach or proposed breach, of any of the provisions of the Trust Deed or the Agency Agreement that is in the opinion of the Trustee not materially prejudicial to the interests of the ECN Holders. Any such modification, authorisation or waiver shall be binding on the ECN Holders and the Couponholders and, if the Trustee so requires, shall be notified to the ECN Holders as soon as practicable.

The Trustee will have no power to agree to any modification of the Deed Poll on behalf of the ECN Holders.

(c)	Exempt Newco Scheme

In the event of an Exempt Newco Scheme, the Issuer may, in relation to ECNs in respect of which LBG is the Guarantor or a Guarantor, but subject as provided in Condition 13(d) and the Trust Deed, without the consent of ECN Holders or the Couponholders, at its option, procure that Newco is substituted under such ECNs as Guarantor (jointly and severally with LTSB if LTSB is also a Guarantor in respect of such ECNs) in place of LBG.

(d)	Substitution

The Trust Deed contains provisions (in the case of (i) below) requiring the Trustee and (in the case of (ii) below) permitting the Trustee, subject to the Issuer giving at least one month’s notice to, and receiving no objection from, the FSA (or such shorter period of notice as the FSA may from time to time require or accept and so long as there is a requirement to give such notice), to agree, without the consent of the ECN Holders or the Couponholders, to (i) any substitution as provided in and for the purposes of Condition 13(c); or (ii) the substitution of the Issuer’s successor in business in place of the Issuer, or of any previously substituted company, as principal debtor under the Trust Deed and the ECNs, subject to (in the case of (ii) only) the Trustee being of the opinion that such substitution will not be materially prejudicial to the interests of the ECN Holders and subject to (in the case of (i) and (ii)) certain other conditions set out in the Trust Deed being complied with. In the case of such a substitution, the Trustee may agree, without the consent of the ECN Holders or the Couponholders, to a change of the law governing the ECNs, the Coupons, the Talons and/or the Trust Deed, provided that such change would not in the opinion of the Trustee be materially prejudicial to the interests of the ECN Holders.

(e)	Entitlement of the Trustee

In connection with the exercise of its functions (including but not limited to those referred to in this Condition) the Trustee shall have regard to the interests of the ECN Holders as a class and shall not have regard to the consequences of such exercise for individual ECN Holders or Couponholders and the Trustee shall not be entitled to require, nor shall any ECN Holder or Couponholder be entitled to claim, from the Issuer or [the]*/[either]** Guarantor any indemnification or payment in respect of any tax consequence of any such exercise upon individual ECN Holders or Couponholders.

14.	Indemnification of the Trustee

The Trust Deed contains provisions for the indemnification of the Trustee and for its relief from responsibility. The Trustee is entitled to enter into business transactions with the Issuer, [the]*/[either]** Guarantor and any entity related to the Issuer or [the]*/[either]** Guarantor without accounting for any profit.

The Trustee may rely without liability to ECN Holders or Couponholders on a report, confirmation or certificate or any advice of any accountants, financial advisers, financial institution or any other expert, whether or not addressed to it and whether their liability in relation thereto is limited (by its terms or by any engagement letter relating thereto entered into by the Trustee or in any other manner) by reference to a monetary cap, methodology or otherwise. The Trustee may accept and shall be entitled to rely on any such report, confirmation or certificate or advice and such report, confirmation or certificate or advice shall be binding on the Issuer, [the]*/[each]** Guarantor, the Trustee and the ECN Holders.

15.	Replacement of ECNs, Certificates, Coupons and Talons

If an ECN, Certificate, Coupon or Talon is lost, stolen, mutilated, defaced or destroyed, it may be replaced, subject to applicable laws, regulations and stock exchange or other relevant authority regulations, at the specified office of the Issuing, Paying and Conversion Agent (in the case of Bearer ECNs, Coupons or Talons) or of the Registrar (in the case of Certificates), or, in any such case such other Paying and Conversion Agent or Transfer Agent, as the case may be, as may from time to time be designated by the Issuer for the purpose and notice of whose designation is given to ECN Holders, in each case on payment by the claimant of the fees and costs incurred in connection therewith and on such terms as to evidence, security and indemnity (which may provide, inter alia, that if the allegedly lost, stolen or destroyed ECN, Certificate, Coupon or Talon is subsequently presented for payment or, as the case may be, for exchange for further Coupons, there shall be paid to the Issuer on demand the amount payable by the Issuer in respect of such ECNs, Certificates, Coupons or further Coupons) and otherwise as the Issuer may reasonably require. Mutilated or defaced ECNs, Certificates, Coupons or Talons must be surrendered before replacements will be issued.

16.	Further Issues

The Issuer may, from time to time, without the consent of the ECN Holders or Couponholders, create and issue further securities either having the same terms and conditions as the ECNs in all respects (or in all respects except for the first payment of interest on them) and so that such further issue shall be consolidated and form a single series with the outstanding securities of any series (including the ECNs) or upon such terms as the Issuer may determine at the time of their issue. References in these Conditions to the ECNs include (unless the context requires otherwise) any other securities issued pursuant to this Condition and forming a single series with the ECNs. The Trust Deed contains provisions for convening a single meeting of the ECN Holders and the holders of securities of other series where the Trustee so decides.

17.	Notices

Notices to ECN Holders shall be valid if published in a daily newspaper of general circulation in London (which is expected to be the Financial Times). If, in the opinion of the Trustee, any such publication is not practicable, notice shall be validly given if published in another leading daily English language newspaper with general circulation in Europe. Any such notice shall be deemed to have been given on the date of such publication or, if published more than once or on different dates, on the first date on which publication is made, as provided above.

Couponholders shall be deemed for all purposes to have notice of the contents of any notice given to the holders of ECNs in accordance with this Condition 17.

18.	Contracts (Rights of Third Parties) Act 1999

No person shall have any right to enforce any term or condition of the ECNs under the Contracts (Rights of Third Parties) Act 1999.

19.	Definitions

“Accrued Conversion Interest” means, in the case of the Conversion of the ECNs, interest accrued on the ECNs from (and including) the Interest Payment Date immediately preceding the Conversion Date (or, if none, from the Interest Commencement Date) to (but excluding) the Conversion Date;

“Authorised Signatory” means a director or the company secretary of the Issuer or LBG, as the case may be;

a “Capital Disqualification Event” is deemed to have occurred (1) if, at any time LBG or, where LTSB is a or the Guarantor, LTSB is required under Regulatory Capital Requirements to have regulatory capital, the ECNs would no longer be eligible to qualify in whole or in part (save where such non-qualification is only as a result of any applicable limitation on the amount of such capital) for inclusion in the Lower Tier 2 Capital of LBG or, as the case may be, LTSB on a consolidated basis; or (2) if as a result of any changes to the Regulatory Capital Requirements or any change in the interpretation or application thereof by the FSA, the ECNs shall cease to be taken into account in whole or in part (save where this is only as a result of any applicable limitation on the amount that may be so taken into account) for the purposes of any “stress test” applied by the FSA in respect of the Consolidated Core Tier 1 Ratio;

“Capital Disqualification Event Redemption Price” means the price specified as such in the relevant Final Terms, which may be either the principal amount of the ECNs or the Make Whole Redemption Price;

“Conversion” means the conversion of the ECNs into Ordinary Shares pursuant to these Conditions and the Deed Poll, and “convert” and “converted” shall be construed accordingly;

“Conversion Notice” means a notice in the form for the time being currently available from the specified office of any Paying and Conversion Agent and which is required to be delivered in connection with a Conversion of the ECNs;

“Core Tier 1 Capital” means core tier one capital as defined by the FSA as in effect and applied (as supplemented by any published statement or guidance given by the FSA) as at 1 May 2009;

“ECN Holder” means the bearer of any Bearer ECN or the person in whose name a Registered ECN is registered (as the case may be) and “holder” (in relation to an ECN, Coupon or Talon) means the bearer of any Bearer ECN, Coupon or Talon or the person in whose name a Registered ECN is registered (as the case may be);

“Extraordinary Resolution” has the meaning given to it in the Trust Deed;

“Guarantor Senior Creditors” means, in respect of [the]*/[a]** Guarantor, (a) creditors of [the]*/[such]** Guarantor whose claims are admitted to proof in the winding-up or administration of [the]*/[such]** Guarantor and who are unsubordinated creditors of [the]*/[such]** Guarantor; and (b) creditors of [the]*/[such]** Guarantor whose claims are or are expressed to be subordinated to the claims of other creditors of [the]*/[such]** Guarantor (other than those whose claims relate to obligations which constitute, or would, but for any applicable limitation on the amount of such capital, constitute, Tier 1 Capital or Upper Tier 2 Capital or Lower Tier 2 Capital of [the]*/[such]** Guarantor on a solo and/or consolidated basis, or whose claims rank or are expressed to rank pari passu with, or junior to, the claims of ECN Holders);

“Issuer Senior Creditors” means creditors of the Issuer whose claims are admitted to proof in the winding-up or administration of the Issuer and who are unsubordinated creditors of the Issuer;

“Lower Tier 2 Capital” has the meaning given to it by the FSA from time to time;

“Make Whole Redemption Price” means:

(i)
in respect of an ECN denominated in pounds sterling, (a) the principal amount of such ECN or, if this is higher, (b) the price, expressed as a percentage (rounded to four decimal places, 0.00005 being rounded upwards), at which the Gross Redemption Yield on an ECN in the principal amount equal to the principal amount of such ECN on the Reference Date (assuming for this purpose that the ECNs are to be redeemed at their principal amount on the first Optional Redemption Date specified in the relevant Final Terms, or if no Optional Redemption Date is specified, the Maturity Date specified in the relevant Final Terms) is equal to the aggregate of (i) the Gross Redemption Yield (determined by reference to the middle market price) at or about 12.00 hours (London time) on the Reference Date of the Reference Bond plus (ii) the Make Whole Margin specified in the relevant Final Terms, all as determined by the Calculation Agent. For the purposes of this definition of Make Whole Redemption Price:

“Gross Redemption Yield” means, with respect to a security, the gross redemption yield on such security (as calculated by the Calculation Agent on the basis set out in the United Kingdom Debt Management Office in the paper “Formulae for Calculating Gilt Prices from Yields” page 4, Section One: Price/Yield Formulae “Conventional Gilts; Double-dated and Undated Gilts with Assumed (or Actual) Redemption on a Quasi-Coupon Date” (published on 8 June 1998 and updated on 15 January 2002 and as further updated or amended) on a semi-annual compounding basis (converted on an annualised yield and rounded up (if necessary) to four decimal places));

“Reference Bond” means the Make Whole Reference Security specified in the relevant Final Terms, or if such stock is no longer in issue such other United Kingdom government stock with a maturity date as near as possible to the first Optional Redemption Date specified in the relevant Final Terms, or, if no Optional Redemption Date is specified, the Maturity Date specified in the relevant Final Terms, as the Calculation Agent may, with the advice of the Reference Market Makers, determine to be appropriate by way of substitution for the Make Whole Reference Security specified in the relevant Final Terms;

“Reference Date” means the date which is three London business days prior to the due date for redemption pursuant to Condition 8(d) or, as appropriate, Condition 8(e); and

“Reference Market Makers” means three brokers or market makers of gilts selected by the Calculation Agent and approved for this purpose by the Trustee or such other three persons operating in the gilt-edged market as are selected by the

Calculation Agent in consultation with the Issuer and approved for this purpose by the Trustee;

(ii)
in respect of an ECN denominated in U.S. dollars, (a) the principal amount of such ECN or, if this is higher (b) the amount equal to the sum of the present value of the principal amount of such ECN, together with the present values of the scheduled Interest Payments from the relevant date fixed for redemption to the first Optional Redemption Date specified in the relevant Final Terms (or, if no Optional Redemption Date is specified, the Maturity Date specified in the relevant Final Terms) in each case, discounted to such redemption date on a semi-annual compounded basis at the adjusted U.S. Treasury Rate plus the Make Whole Margin specified in the relevant Final Terms, all as determined by the Calculation Agent. For the purposes hereof, “U.S. Treasury Rate” means either (i) the rate per annum equal to the yield, under the heading that represents the average for the week immediately preceding the third New York business day prior to the relevant redemption date, appearing in the most recently published statistical release designated “H.15(519)” or any successor publication that is published weekly by the Board of Governors of the Federal Reserve System and that establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption “Treasury Constant Maturities” for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the first Optional Redemption Date specified in the relevant Final Terms (or, if no Optional Redemption Date is specified, the Maturity Date specified in the relevant Final Terms), yields for the two published maturities most closely corresponding to the Comparable Treasury Issue shall be determined and the U.S. Treasury Rate shall be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month) or (ii) if such release (or any successor release) is not published during the week preceding the third New York business day prior to the relevant date or does not contain such yields, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue (expressed as a percentage of its principal amount) calculated on the basis of the Comparable Treasury Price for the relevant date fixed for redemption, in each case calculated on the third Business Day immediately preceding the relevant date fixed for redemption. For the purposes of this definition of Make Whole Redemption Price:

“Comparable Treasury Issue” means the United States Treasury selected by the Calculation Agent as having a maturity comparable to the remaining term of the ECNs from the relevant date fixed for redemption to the first Optional Redemption Date specified in the relevant Final Terms (or, if no Optional Redemption Date is specified, the Maturity Date specified in the relevant Final Terms) that would be utilised, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of a maturity most nearly equal to the first Optional Redemption Date specified in the relevant Final Terms or, if no Optional Redemption Date is specified, the Maturity Date specified in the relevant Final Terms;

“Comparable Treasury Price” means, with respect to any redemption date, the average of three, or such lesser number as is obtained by the Calculation Agent, Reference Treasury Dealer Quotations for the relevant date fixed for redemption of the ECNs;

“Reference Treasury Dealer” means each of the three nationally recognised firms selected by the Calculation Agent that are primary U.S. Government securities dealers;

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any date fixed for redemption of the ECNs, the average, as determined by the Calculation Agent, of the bid and asked prices for the Comparable Treasury Issue, expressed in each case as a percentage of its principal amount, quoted in writing to the Calculation Agent by such Reference Treasury Dealer at 5.00 p.m., New York City time on the third New York business day immediately preceding such due date for redemption;

(iii)
in respect of an ECN denominated in euro, (a) the principal amount of such ECN or, if this is higher, (b) the price, expressed as a percentage (rounded to four decimal places, 0.00005 being rounded upwards), at which the annual yield to redemption on an ECN in the principal amount equal to the principal amount of such ECN on the Reference Date (assuming for this purpose that the ECNs are to be redeemed at their principal amount on the first Optional Redemption Date specified in the relevant Final Terms or, if no Optional Redemption Date is specified, the Maturity Date specified in the relevant Final Terms) is equal to the aggregate of (i) the Reference Bond Yield (determined by reference to the middle market price) at 11.00 a.m. (Brussels time) on the Reference Date of the Reference Bond plus (ii) the Make Whole Margin specified in the relevant Final Terms, all as determined by the Calculation Agent. For the purposes of the definition of Make Whole Redemption Price:

“Primary Bond Dealer” means any credit institution or financial services institution that regularly deals in bonds and other debt securities;

“Reference Bond” means the Make Whole Reference Security specified in the relevant Final Terms or if such security is no longer is issue such other European government bond or German Bundesobligationen with a maturity date as near as possible to the first Optional Redemption Date specified in the relevant Final Terms or, if no Optional Redemption Date is specified, the Maturity Date specified in the relevant Final Terms as the Calculation Agent may, with the advice of the Reference Bond Dealers and in consultation with the Issuer, determine to be appropriate by way of substitution for the Make Whole Margin Reference Security specified in the relevant Final Terms;

“Reference Bond Dealer” means either the Calculation Agent or any other Primary Bond Dealer selected by the Calculation Agent after consultation with the Issuer and approved for this purpose by the Trustee;

“Reference Bond Dealer Quotations” means the average, as determined by the Calculation Agent, of the bid and ask prices for the Reference Bond (expressed in each case as a percentage of its principal amount) quoted in writing to the Calculation Agent by such Reference Bond Dealer at 11.00 a.m. (Brussels time) on the Reference Date;

“Reference Bond Price” means (i) the average of five Reference Bond Dealer Quotations, after excluding the highest and lowest such Reference Bond Dealer Quotations, or (ii) if the Calculation Agent obtains fewer than five such Reference Bond Dealer Quotations, the average of all such Reference Bond Dealer Quotations;

“Reference Bond Yield” means the rate per annum equal to the annual yield to maturity of the Reference Bond, assuming a price equal to the Reference Bond Price for the Reference Date; and

“Reference Date” means the date which is three TARGET Business Days prior to the due date for redemption pursuant to Condition 8(d), or, as appropriate, Condition 8(e) by the Issuer; and

(iv)	in respect of an ECN denominated in any other currency, at the Make Whole Redemption Price specified in, or determined in the manner specified in, the relevant Final Terms;

“outstanding” has the meaning given to it in the Trust Deed;

“Regulatory Capital Requirements” means any applicable requirement specified by the FSA in relation to minimum margin of solvency or minimum capital resources or capital;

“Relevant Date” means, in respect of any payment on any ECN or Coupon, the date on which such payment first becomes due or (if any amount of the money payable is improperly withheld or refused) the date on which payment in full of the amount required to be paid is made or, in the case of a Bearer ECN or otherwise where presentation is required pursuant to these Conditions, (if earlier) the date seven days after that on which notice is duly given to the ECN Holders that, upon further presentation of the ECN (or relative Certificate) or Coupon being made in accordance with these Conditions, such payment will be made, provided that payment is in fact made upon such presentation;

“successor in business” has the meaning given to it in the Trust Deed;

a “Tax Event” is deemed to have occurred if:

(i)
as a result of a Tax Law Change, in making any payments on the ECNs, the Issuer (or, if the Guarantee were called, [the]*/[either]** Guarantor) has paid or will or would on the next payment date be required to pay Additional Amounts and the Issuer (or the [relevant]** Guarantor, as the case may be) cannot avoid the foregoing by taking measures reasonably available to it; or

(ii)
as a result of a Tax Law Change (x) the Issuer (or, if the Guarantee were called, the [relevant]** Guarantor, as the case may be) would not or there is more than an insubstantial risk that the Issuer or, as the case may be, [the]*/[such]** Guarantor would not be entitled to a deduction in computing its taxation liabilities in the United Kingdom in respect of all or any part of its financing expense as recognised for accounting purposes in relation to the ECNs or the Guarantee, as the case may be, or (y) the Issuer (or the [relevant]** Guarantor, as the case may be) would not be entitled to have all or any part of any loss resulting from such deduction being taken into account in computing its taxation liabilities set against the profits of companies with which it is grouped for applicable United Kingdom tax purposes (whether under the group relief system current as at the Issue Date or any similar system or systems having like effect as may from time to time exist), and in each such case the Issuer (or the [relevant]** Guarantor, as the case may be) could not avoid the foregoing in connection with the ECNs by taking measures reasonably available to it;

“Tax Event Redemption Price” means the price specified as such in the relevant Final Terms, which may be either the principal amount of the ECNs or the Make Whole Redemption Price;

“Tax Law Change” means a change in or proposed change in, or amendment or proposed amendment to, the laws or regulations of the United Kingdom, or any political subdivision or authority therein or thereof, having the power to tax, including any treaty to which the United Kingdom is a party, or any change in any generally published application or interpretation of such laws, including a decision of any court or tribunal, or any change in the generally published application or interpretation of such laws by any relevant tax authority or any generally published pronouncement by any tax authority, which change, amendment or pronouncement (x) (subject to (y)) becomes, or would become, effective on or after the Issue Date, or (y) in the case of a change or proposed change in law, if such change is enacted (or, in the case of a proposed change, is expected to be enacted) by United Kingdom Act of Parliament or by Statutory Instrument, on or after the issue of the first Tranche of the ECNs;

“Tier 1 Capital” has the meaning given to it by the FSA from time to time; and

“Upper Tier 2 Capital” has the meaning given to it by the FSA from time to time.

References in these Conditions to any act or statute or any provision of any act or statute shall be deemed also to refer to any statutory modification or re-enactment thereof or any statutory instrument, order or regulation made thereunder or under such statutory modification or re-enactment.

Unless the context otherwise requires, references in these Conditions to (i) “principal” shall be deemed to include any premium payable in respect of the ECNs and all other amounts in the nature of principal payable pursuant to these Conditions or any amendment or supplement to it, (ii) “interest” shall be deemed to include any Accrued Conversion Interest and in any such case shall be deemed to include any Additional Amounts that may be payable under Condition 10 or any undertaking given in addition to or in substitution for it under the Trust Deed in respect of any such amount.

20.	Governing Law and Jurisdiction

(a)	Governing Law

The Trust Deed, the Deed Poll, the Agency Agreement, the ECNs, the Coupons and the Talons and any non-contractual obligations arising out of or in connection with them are governed by, and shall be construed in accordance with, English law save that, where LBG is [the]*/[a]** Guarantor, the provisions of Condition 4 (and related provisions of the Trust Deed) relating to the status and subordination of the Guarantee as they apply to LBG are governed by, and shall be construed in accordance with, Scots law.

(b)	Jurisdiction

The courts of England are to have jurisdiction to settle any disputes that may arise out of or in connection with the Trust Deed, the Deed Poll, the Agency Agreement, any ECNs, Coupons or Talons or the Guarantee and accordingly any legal action or proceedings arising out of or in connection with the Trust Deed, the Deed Poll, the Agency Agreement or any ECNs, Coupons or Talons or the Guarantee (“Proceedings”) may be brought in such courts. Each of the Issuer and [the]*/[each]** Guarantor has in the Trust Deed irrevocably submitted to the jurisdiction of the courts of England in respect of any such Proceedings.